                                 SCHEDULE 14A
                                (RULE 14A-101)
                   INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14 INFORMATION
                 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]Preliminary Proxy Statement

[_]Confidential, for Use of the Commission Only (as permitted by Rule 14a-
6(e)(2))

[X]Definitive Proxy Statement

[_]Definitive Additional Materials

[_]Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                             AMERICAN BRANDS, INC.
-------------------------------------------------------------------------------
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

-------------------------------------------------------------------------------
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[_]No fee required

[X]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

  (1) Title of each class of securities to which transaction applies:

    Ordinary shares of 10 pence each of Gallaher Group Plc (including those represented by American Depositary Shares)
-------------------------------------------------------------------------------
  (2) Aggregate number of securities to which transaction applies:

    700,000,000 ordinary shares (estimated maximum)

-------------------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    The fee is equal to one-fiftieth of one percent of the book value of the ordinary shares of Gallaher Group Plc. The aggregate book value of such ordinary shares at December 31, 1996 was $574,059,000.

-------------------------------------------------------------------------------
  (4) Proposed maximum aggregate value of transaction: Not Applicable

-------------------------------------------------------------------------------
  (5) Total fee paid: $114,812

-------------------------------------------------------------------------------

[X]Fee paid previously with preliminary materials.

-------------------------------------------------------------------------------
[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

-------------------------------------------------------------------------------
  (2) Form, Schedule or Registration Statement No.: N/A

-------------------------------------------------------------------------------
  (3) Filing Party: N/A

-------------------------------------------------------------------------------
  (4) Date Filed: N/A

-------------------------------------------------------------------------------

                                [LOGO] AMERICAN
                                       BRANDS, INC.

                            1700 EAST PUTNAM AVENUE
                       OLD GREENWICH, CONNECTICUT 06870

                                                                 March 15, 1997

Fellow Stockholders:

  You are cordially invited to attend the 1997 Annual Meeting of Stockholders of American Brands, Inc. (the "Company" or "American Brands") to be held at 10:00 a.m. on Wednesday, April 30, 1997, at the Stamford Center for the Arts, Atlantic Street and Tresser Boulevard, Stamford, Connecticut.

  This year's Annual Meeting marks a particularly significant and exciting time for American Brands and its stockholders, and I urge you to attend in person or be represented by proxy. At the meeting, you will be asked to approve a major transaction that will separate American Brands into two strong, publicly-held companies: the international tobacco business of Gallaher and the non-tobacco businesses of American Brands. Each company will have the great brands, powerful market leadership, financial strength and dedicated workforce to excel in its respective markets. Upon completion of the separation, you will own shares in Gallaher and shares in American Brands, which will be renamed Fortune Brands, Inc.

  Specifically, you are being asked to consider and vote on a group of separate but related proposals (the "Distribution Proposals"), described in detail on the following pages, that provide for the separation of Gallaher from the Company's other businesses. The separation will be accomplished through the distribution to the Company's stockholders of American Depositary Shares (in the form of American Depositary Receipts) and ordinary shares of Gallaher Group Plc ("New Gallaher"), a newly-formed English company and a wholly-owned subsidiary of the Company, currently named Gallaher Group Limited, together representing all the outstanding share capital of New Gallaher. The distribution is intended to qualify as tax-free to the Company's stockholders under U.S. tax laws.

  In the distribution, U.S. and Canadian holders of American Brands Common Stock would receive one American Depositary Share of New Gallaher representing four ordinary shares of New Gallaher for every one share of American Brands Common Stock held.

  Once the distribution of the New Gallaher shares is complete, the Company would continue to be a holding company with subsidiaries engaged in the distilled spirits, hardware and home improvement products, golf and leisure products and office products businesses. The Company proposes to change its name to FORTUNE BRANDS, Inc. in conjunction with the distribution. Your current stock certificates will continue to evidence ownership of the Company (renamed Fortune Brands, Inc.) after the distribution. You do not need to send in your stock certificates with your proxy or in connection with any of the transactions contemplated by the Distribution Proposals.

  The transaction represents a bold step to further brighten prospects for our operations as well as those of New Gallaher and build value for our stockholders. THE BOARD OF DIRECTORS BELIEVES THE TRANSACTION IS IN THE STOCKHOLDERS' BEST INTERESTS AND RECOMMENDS STOCKHOLDERS VOTE FOR THE TRANSACTION.

  In the accompanying Proxy Statement you will find important information relating to the distribution as well as descriptions of the businesses, directors and management of the Company and New Gallaher. I urge you to read it carefully.

  Your vote is important. Even if you plan to attend the meeting in person, I urge you to sign, date and mail the accompanying proxy card in the enclosed postage-paid envelope as promptly as possible to make sure your interests are represented.

                                          Sincerely yours,

                                          /s/ Thomas C. Hays

                                          Thomas C. Hays
                                          Chairman of the Board and Chief
                                           Executive Officer

                                [LOGO] AMERICAN
                                       BRANDS, INC.

                               NOTICE OF MEETING

                                                                 March 15, 1997

  The Annual Meeting of the Stockholders of American Brands, Inc., a Delaware corporation (the "Company"), will be held at the Stamford Center for the Arts, Atlantic Street and Tresser Boulevard, Stamford, Connecticut, at 10 o'clock in the forenoon (Eastern Daylight Time) on Wednesday, April 30, 1997, for the following purposes:

  A. To consider and vote upon three separate but related proposals (collectively, the "Distribution Proposals") described in the accompanying Proxy Statement that provide for:

    Item 1: Approval of the distribution by the Company of American Depositary Shares (evidenced by American Depositary Receipts) and ordinary shares of Gallaher Group Plc, an English company and wholly-owned subsidiary of the Company currently named Gallaher Group Limited ("New Gallaher"), together representing all the outstanding share capital of New Gallaher, on the basis described in the accompanying Proxy Statement (collectively, the "Distribution") (see pages 4 to 114 of the Proxy Statement);

    Item 2: Approval of an amendment to the Company's By-laws to repeal the annual executive incentive compensation program set forth in Article XII thereof and approval of the Fortune Brands, Inc. Annual Executive Incentive Compensation Plan (see pages 114 to 116 of the Proxy Statement); and

    Item 3: Approval of an amendment to the Certificate of Incorporation of the Company to change the name of the Company to Fortune Brands, Inc. (see page 117 of the Proxy Statement).

  THE EFFECTIVENESS OF EACH OF THE DISTRIBUTION PROPOSALS IS NOT CONDITIONED UPON THE APPROVAL OF ANY OTHER DISTRIBUTION PROPOSAL. THE BOARD OF DIRECTORS HAS RETAINED DISCRETION, EVEN IF STOCKHOLDER APPROVAL OF THE DISTRIBUTION PROPOSALS IS OBTAINED AND THE CONDITIONS TO THE DISTRIBUTION ARE SATISFIED, TO ABANDON, DEFER OR MODIFY THE DISTRIBUTION OR ANY OTHER ELEMENT CONTAINED IN THE DISTRIBUTION PROPOSALS.

  B. To consider and vote upon the following additional proposals described in the accompanying Proxy Statement that provide for:

    Item 4: The election of four directors for a term expiring at the 2000 Annual Meeting or until their successors have been elected and qualified (see pages 118 to 136 of the Proxy Statement);

    Item 5: The election of Coopers & Lybrand L.L.P. as independent accountants of the Company for the year 1997 (see page 136 of the Proxy Statement);

    Item 6: Approval of the American Brands, Inc. Non-Employee Director Stock Option Plan (see pages 136 to 139 of the Proxy Statement);

    Item 7: If presented, a stockholder proposal requesting the elimination of election of directors by classes, expected to be made by one stockholder (see pages 139 to 141 of the Proxy Statement);

    Item 8: If presented, a stockholder proposal requesting a report with respect to the Glass Ceiling Commission's recommendations, expected to be made by one stockholder (see pages 141 to 142 of the Proxy Statement); and

    Item 9: If presented, a stockholder proposal requesting an equal employment report, expected to be made by two stockholders (see pages 142 to 144 of the Proxy Statement).

  C. To transact such other business as may properly come before the meeting or any adjournment thereof.

  The stock transfer books will not be closed, but holders of Common Stock and $2.67 Convertible Preferred Stock, to be entitled to vote, must be holders of record at the close of business on March 3, 1997.

                                          /s/ Louis F. Fernous, Jr.

                                          Louis F. Fernous, Jr.
                                          Vice President and Secretary

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
PROXY STATEMENT SUMMARY...................................................    i
 THE ANNUAL MEETING.......................................................    i
 THE DISTRIBUTION.........................................................  iii
 NEW GALLAHER.............................................................  vii
 FORTUNE BRANDS........................................................... viii
 NEW GALLAHER SUMMARY CONSOLIDATED HISTORICAL FINANCIAL DATA..............   ix
 NEW GALLAHER SUMMARY PRO FORMA CONDENSED FINANCIAL DATA..................   xi
 AMERICAN BRANDS, INC. AND SUBSIDIARIES SUMMARY CONSOLIDATED HISTORICAL
  FINANCIAL DATA..........................................................  xii
 FORTUNE BRANDS, INC. SUMMARY PRO FORMA CONDENSED FINANCIAL DATA.......... xiii
INTRODUCTION..............................................................    1
 VOTING AND PROXIES.......................................................    1
 MATTERS FOR CONSIDERATION AT THE ANNUAL MEETING..........................    2
 NO APPRAISAL RIGHTS......................................................    3
CAUTIONARY STATEMENT......................................................    4
THE DISTRIBUTION PROPOSALS................................................    4
 THE DISTRIBUTION (Item 1)................................................    4
  Background and Reasons for the Distribution.............................    4
  Opinion of Financial Advisor............................................    6
  Manner of Effecting the Distribution....................................    8
  Listing and Trading of New Gallaher Ordinary Shares and ADSs............    9
  Listing and Trading of Fortune Brands Common Stock......................   10
  Conditions to the Distribution..........................................   10
 FUTURE MANAGEMENT OF THE SEPARATE COMPANIES..............................   11
  New Gallaher............................................................   11
  Fortune Brands..........................................................   11
 CERTAIN ORGANIZATIONAL MATTERS...........................................   11
 RELATIONSHIP BETWEEN NEW GALLAHER AND FORTUNE BRANDS AFTER THE
  DISTRIBUTION............................................................   11
  Distribution Agreement..................................................   12
  Indemnification Agreement...............................................   13
  Tax Allocation Agreement................................................   13
  Interim Services Agreement..............................................   14
 DIVIDEND POLICIES........................................................   14
  New Gallaher............................................................   14
  Fortune Brands..........................................................   14
 DIVIDENDS AND PRICE RANGE OF COMPANY COMMON STOCK........................   15
 ALLOCATION OF INDEBTEDNESS...............................................   16
 INTERESTS OF CERTAIN PERSONS IN THE DISTRIBUTION.........................   17
 REGULATORY APPROVALS.....................................................   17
 ACCOUNTING TREATMENT.....................................................   17
 NEW GALLAHER SELECTED CONSOLIDATED HISTORICAL FINANCIAL DATA.............   18
 NEW GALLAHER MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
  AND RESULTS OF OPERATIONS...............................................   20
 NEW GALLAHER PRO FORMA CONDENSED FINANCIAL STATEMENTS....................   28
 AMERICAN BRANDS, INC. AND SUBSIDIARIES SELECTED CONSOLIDATED HISTORICAL
  FINANCIAL DATA..........................................................   32
 FORTUNE BRANDS, INC. PRO FORMA CONDENSED FINANCIAL STATEMENTS............   34

                                       I

                                                                           PAGE
                                                                           ----
 FORTUNE BRANDS, INC. MANAGEMENT'S DISCUSSION AND ANALYSIS OF PRO FORMA
  RESULTS OF OPERATIONS AND FINANCIAL CONDITION...........................  41
 NEW GALLAHER BUSINESS AND PROPERTIES.....................................  48
  Introduction............................................................  48
  History and Development.................................................  49
  The Tobacco Market......................................................  50
  Principal Brands........................................................  51
  Turnover By Region......................................................  51
  U.K. Business...........................................................  51
  International Business..................................................  54
  Marketing...............................................................  56
  Sales...................................................................  57
  Distribution............................................................  57
  Manufacturing...........................................................  57
  Employees...............................................................  58
  Properties..............................................................  59
  Regulation/Legal Environment............................................  59
  Legal Proceedings.......................................................  61
  Standstill Agreement....................................................  63
  Exchange Controls and Other Limitations Affecting Security Holders......  64
 FORTUNE BRANDS BUSINESS AND PROPERTIES...................................  65
  Introduction............................................................  65
  Businesses..............................................................  65
  Employees...............................................................  68
  Properties..............................................................  68
  Competition.............................................................  69
  Environmental Matters...................................................  70
  Foreign and Domestic Operations and Export Sales........................  70
  Governmental Regulation and Related Matters.............................  70
  Legal Proceedings.......................................................  71
 NEW GALLAHER MANAGEMENT..................................................  75
  New Gallaher Board of Directors.........................................  75
  Officer.................................................................  76
  Corporate Governance....................................................  76
  Compensation of Directors and Officers..................................  77
  Certain Transactions....................................................  79
  Ownership of New Gallaher Ordinary Shares...............................  79
 FORTUNE BRANDS MANAGEMENT................................................  80
  Board of Directors and Executive Officers of Fortune Brands.............  80
  Certain Transactions....................................................  80
  Ownership of Fortune Brands Common Stock................................  80
 DESCRIPTION OF NEW GALLAHER ORDINARY SHARES..............................  81
  General.................................................................  81
  Voting Rights...........................................................  81
  Quorum..................................................................  82
  Dividend Rights.........................................................  82
  Distribution of Assets on a Winding-Up..................................  82
  Preemptive Rights.......................................................  83
  Disclosure of Interests.................................................  83
  Transfer of Shares in Uncertificated Form...............................  84

                                       II

                                                                           PAGE
                                                                           ----
  Transfer of Shares in Certificated Form.................................  84
  Variation of Rights.....................................................  85
  Share Capital and Changes in Capital....................................  85
  Non-U.K. Shareholders...................................................  85
  Registrar...............................................................  85
  Liability of Directors and Officers.....................................  85
 DESCRIPTION OF AMERICAN DEPOSITARY SHARES................................  86
  American Depositary Receipts............................................  86
  Deposit, Transfer and Withdrawal........................................  86
  Dividends, Other Distributions and Rights...............................  87
  Record Dates............................................................  89
  Voting of Deposited Securities..........................................  89
  Reports and Other Communications........................................  90
  Amendment and Termination of the Deposit Agreement......................  90
  Charges of Depositary...................................................  91
  Liability of Owner and Beneficial Owner for Taxes.......................  91
  Disclosure of Interests.................................................  91
  General.................................................................  92
  Governing Law...........................................................  93
 DESCRIPTION OF FORTUNE BRANDS CAPITAL STOCK..............................  94
  General.................................................................  94
  Fortune Brands Common Stock.............................................  94
  Company Rights and Junior Preferred Stock...............................  94
  Convertible Preferred Stock.............................................  95
 COMPARATIVE RIGHTS OF SHAREHOLDERS.......................................  96
  Voting Rights...........................................................  96
  Actions by Written Consent..............................................  96
  Sources and Payment of Dividends........................................  97
  Rights of Purchase and Redemption.......................................  97
  Special Meeting of Shareholders.........................................  97
  Rights of Appraisal.....................................................  98
  Preemptive Rights.......................................................  98
  Amendment of Governing Instruments......................................  99
  Shareholders' Votes on Certain Reorganizations..........................  99
  Rights of Inspection.................................................... 100
  Classification of the Board of Directors................................ 101
  Removal of Directors.................................................... 101
  Vacancies on the Board of Directors..................................... 102
  Liability of Directors and Officers..................................... 102
  Indemnification of Directors and Officers............................... 102
  Shareholders' Suits..................................................... 103
  Certain Provisions Relating to Share Acquisitions....................... 103
  Disclosure of Interests................................................. 104
  Certain London Stock Exchange Listing Requirements...................... 105
 U.S. FEDERAL AND U.K. TAX CONSIDERATIONS................................. 106
  U.S. Federal Income Tax Consequences of the Distribution to the Company
   and to Beneficial Owners of Company Common Stock....................... 106
  Potential Taxability.................................................... 107
  U.K. Tax Consequences of the Distribution to U.K. Holders of Company
   Common Stock........................................................... 108
 U.S. FEDERAL AND U.K. TAX TREATMENT OF NEW GALLAHER SHAREHOLDERS......... 109
  U.S. Holders............................................................ 109

                                      III

                                                                           PAGE
                                                                           ----
  U.K. Holders............................................................ 112
  Other Holders........................................................... 112
  U.K. Inheritance and Gift Taxes......................................... 113
  U.K. Stamp Duty and Stamp Duty Reserve Tax.............................. 113
 APPROVAL OF AN AMENDMENT TO THE COMPANY'S BY-LAWS TO REPEAL THE ANNUAL
  EXECUTIVE INCENTIVE COMPENSATION PROGRAM SET FORTH THEREIN AND APPROVAL
  OF THE FORTUNE BRANDS, INC. ANNUAL EXECUTIVE INCENTIVE COMPENSATION PLAN
  (Item 2)................................................................ 114
 AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE
  COMPANY (Item 3)........................................................ 117
THE ADDITIONAL PROPOSALS.................................................. 118
 ELECTION OF DIRECTORS (Item 4)........................................... 118
  SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE................. 123
  EXECUTIVE COMPENSATION.................................................. 124
 ELECTION OF INDEPENDENT ACCOUNTANTS (Item 5)............................. 136
 APPROVAL OF THE AMERICAN BRANDS, INC. NON-EMPLOYEE DIRECTOR STOCK OPTION
  PLAN (Item 6)........................................................... 136
 RESOLUTION REQUESTING ELIMINATION OF ELECTION OF DIRECTORS BY CLASSES
  (Item 7)................................................................ 139
 RESOLUTION REQUESTING A REPORT WITH RESPECT TO THE GLASS CEILING
  COMMISSION'S RECOMMENDATIONS (Item 8)................................... 141
 RESOLUTION REQUESTING EQUAL EMPLOYMENT REPORT (Item 9)................... 142
CERTAIN INFORMATION REGARDING SECURITY HOLDINGS........................... 144
SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS....................... 145
OTHER MATTERS............................................................. 146
 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.......................... 146
 AVAILABLE INFORMATION.................................................... 146
 REPORTS OF NEW GALLAHER.................................................. 146
MISCELLANEOUS............................................................. 147
INDEX TO FINANCIAL STATEMENTS............................................. F-1
ANNEX A: Opinion of Morgan Stanley & Co. Incorporated..................... A-1
ANNEX B: Fortune Brands, Inc. Annual Executive Incentive Compensation
 Plan..................................................................... B-1
ANNEX C: American Brands, Inc. Non-Employee Director Stock Option Plan.... C-1

                                       IV

                            PROXY STATEMENT SUMMARY

  The following is a summary of certain information contained in this Proxy Statement. This summary is included for convenience only and should not be considered complete. This summary is qualified in its entirety by the more detailed information and financial statements contained elsewhere in this Proxy Statement. Throughout this Proxy Statement Summary (i) the term "Fortune Brands" refers to American Brands, Inc., after the Distribution (as defined below) renamed Fortune Brands, Inc., (ii) the term "New Gallaher" refers to Gallaher Group Plc and (iii) the term "Fortune Brands Common Stock" refers to American Brands Common Stock after the Distribution, in each case unless the context otherwise requires.

                               THE ANNUAL MEETING

DATE, TIME AND PLACE OF   The Annual Meeting of the Stockholders of American
ANNUAL MEETING            Brands, Inc., a Delaware corporation (the "Company"),
                          will be held at the Stamford Center for the Arts, Atlantic Street and Tresser Boulevard, Stamford,
                          Connecticut, at 10:00 a.m., Eastern Daylight Time, on
                          Wednesday, April 30, 1997.

MATTERS FOR               At the Annual Meeting, stockholders of the Company
CONSIDERATION AT THE      will be asked to consider and vote upon three
ANNUAL MEETING            separate but related proposals (the "Distribution
                          Proposals"): (i) approval of the distribution by the Company (the "Distribution") of American Depositary
                          Shares (evidenced by American Depositary Receipts) and ordinary shares of 10 pence each of New Gallaher
                          ("New Gallaher Ordinary Shares"), together representing all the outstanding share capital of New
                          Gallaher, an English company and wholly-owned subsidiary of the Company, on a pro rata basis to the stockholders of the Company ("Item 1"); (ii) approval of an amendment to the Company's By-laws to repeal the annual executive incentive compensation program set forth in Article XII thereof and approval of the Fortune Brands, Inc. Annual Executive Incentive
                          Compensation Plan ("Item 2"); and (iii) approval of an amendment to the Certificate of Incorporation of the Company to change the name of the Company to Fortune Brands, Inc. ("Item 3").

                          The effectiveness of each of the Distribution Proposals is not conditioned upon the approval of any other Distribution Proposal. The Board of Directors of the Company (the "Company Board") has retained discretion, even if stockholder approval of the Distribution Proposals is obtained and the conditions to the Distribution are satisfied, to abandon, defer or modify the Distribution or any other element contained in the Distribution Proposals. The Company Board recommends that you vote FOR all of the Distribution Proposals.

                          For a description of the reasons for the Distribution, see "THE DISTRIBUTION PROPOSALS--THE DISTRIBUTION--Background and Reasons for the Distribution."

                          In addition, stockholders will also be asked to consider and vote upon the following proposals (the "Additional Proposals"): (i) the election of four directors for a term expiring at the 2000 Annual Meeting or until their successors have been elected and qualified ("Item 4"); (ii) the election of

                          Coopers & Lybrand L.L.P. as independent accountants of the Company for the year 1997 ("Item 5"); (iii) approval of the American Brands, Inc. Non-Employee Director Stock Option Plan ("Item 6"); (iv) if presented, a stockholder proposal requesting the elimination of election of directors by classes, expected to be made by one stockholder ("Item 7");
                          (v) if presented, a stockholder proposal requesting a report with respect to the Glass Ceiling Commission's recommendations, expected to be made by one stockholder ("Item 8"); and (vi) if presented, a stockholder proposal requesting an equal employment report, expected to be made by two stockholders ("Item 9").

                          The effectiveness of the Additional Proposals is not conditioned upon the approval of the Distribution Proposals or any other Additional Proposals. The Company Board recommends that you vote FOR Items 4, 5 and 6 and recommends that you vote AGAINST Items 7, 8 and 9.

ANNUAL MEETING RECORD
DATE                      March 3, 1997 (the "Annual Meeting Record Date").

VOTING Each holder of record of the Company's Common Stock and $2.67 Convertible Preferred Stock as of the Annual Meeting Record Date (the "Record Shares") is entitled to vote at the Annual Meeting. Holders of the Company's Common Stock are entitled to one vote per share and holders of the Company's $2.67 Convertible Preferred Stock are entitled to three-tenths of one vote per share. The holders of a majority in voting power of the Record Shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Approval of Item 3 will require the affirmative vote of (i) at least 66 2/3% of the combined votes cast by the holders of the Record Shares voting thereon and (ii) a majority of the combined votes of the outstanding Record Shares. The election of directors, Item 4, will be by a plurality of votes cast. Approval of all other Items at the Annual Meeting will require the affirmative vote of shares representing a majority in voting power of the Record Shares, voted together as one class, present in person or represented by proxy at the Annual Meeting.

NO APPRAISAL RIGHTS
                          Stockholders of the Company will not be entitled to appraisal rights in connection with the Distribution. See "INTRODUCTION--NO APPRAISAL RIGHTS."

                                THE DISTRIBUTION

SHARES TO BE              The Distribution will be made to holders of record on
DISTRIBUTED               the Distribution Record Date (as defined below) of
                          issued and outstanding shares of common stock, par value $3.125, of the Company ("Company Common
                          Stock"). Each U.S. and Canadian holder of Company
                          Common Stock will receive as a dividend one American
                          Depositary Share ("ADS"), with each such ADS representing four New Gallaher Ordinary Shares
                          (evidenced by American Depositary Receipts ("ADRs")), for every one share of Company Common Stock held. All other holders of Company Common Stock will receive four New Gallaher Ordinary Shares for every one share of Company Common Stock held. Company stockholders will not have to make any payment to receive their pro rata share of the Distribution. See "THE
                          DISTRIBUTION PROPOSALS--THE DISTRIBUTION--Manner of
                          Effecting the Distribution."

DISTRIBUTION RECORD       The "Distribution Record Date" will be established by
DATE                      the Company Board shortly before the Distribution.

DISTRIBUTION DATE         The "Distribution Date" will be established by the
                          Company Board. On the Distribution Date, the Company will effect the Distribution by instructing The Bank of New York, as Distribution Agent, to allocate ADSs and New Gallaher Ordinary Shares to the holders of record of Company Common Stock on the Distribution
                          Record Date. The Distribution Agent will arrange for the mailing of ADRs to U.S. and Canadian record holders, and certificates representing New Gallaher
                          Ordinary Shares to all other record holders, as soon as practicable thereafter. See "THE DISTRIBUTION
                          PROPOSALS--THE DISTRIBUTION--Manner of Effecting the
                          Distribution."

CONDITIONS TO THE         The Distribution is subject to, among other things:
DISTRIBUTION              (i) approval of the Distribution by stockholders of
                          the Company; (ii) receipt of a favorable tax ruling from the Internal Revenue Service (the "IRS") as to certain U.S. federal income tax consequences of the Distribution; (iii) final approval by the Company
                          Board of the Distribution; (iv) all necessary third party consents having been obtained, except for those consents which would not have a material adverse effect on the Company or New Gallaher if they were not obtained; (v) the Registration Statements on Form
                          20-F and F-6 to be filed by New Gallaher with respect to the ADSs being declared effective; (vi) the Board of Directors of New Gallaher (the "New Gallaher
                          Board"), composed of the persons identified herein as the New Gallaher directors, being duly elected; (vii) the Memorandum and Articles of Association of New
                          Gallaher being amended to be substantially in the forms delivered by New Gallaher to the Company;
                          (viii) the ADSs being approved for listing on the New
                          York Stock Exchange (the "NYSE") and the New Gallaher
                          Ordinary Shares being admitted to the Official List of the London Stock Exchange; (ix) the transactions contemplated by the Distribution Agreement (as defined below) in connection with the Transfers (as defined below) and other organizational matters being consummated in all material respects; (x) the Company and New Gallaher having entered into certain agreements and other arrangements in connection with the transactions contemplated by the Distribution; (xi) a no-action letter from the Securities and Exchange Commission
                          (the "SEC") regarding certain aspects of the Distribution being issued and in full force and effect; (xii) no suit, action or proceeding by or before any court of competent jurisdiction or other governmental authority having been commenced or threatened to restrain or challenge the transactions contemplated by the Distribution Agreement, and no inquiry having been received that in the reasonable judgment of the Company Board may lead to such a suit, action or proceeding; and (xiii) no order, injunction or decree having been issued by any court of competent jurisdiction or other legal restraint or prohibition preventing consummation of the
                          Distribution being in effect. The Company Board has retained discretion to waive any of the aforementioned conditions. However, the Company Board will not waive the requirement of receipt of a favorable tax ruling from the IRS unless, in the Company Board's judgment, based on an opinion of counsel, Section 355 of the Internal Revenue Code will apply to the Distribution. Even if stockholder approval of the Distribution Proposals is obtained and the other conditions to the Distribution are satisfied, the Company Board may abandon, defer or modify the Distribution or any other element contained in the Distribution Proposals.

                          See "THE DISTRIBUTION PROPOSALS--THE DISTRIBUTION-- Conditions to the Distribution."

REASONS FOR THE           The Distribution is designed to separate two types of
DISTRIBUTION              businesses with different financial, investment and
                          operating characteristics, growth potential and investment risk and return profiles so that the separate management of each can adopt strategies and pursue objectives more appropriate to the profile of its specific businesses. The Company Board believes that the Distribution would, among other things: (i) enable New Gallaher to focus its resources on enhancing its products, developing new markets and products and expanding its business outside the United Kingdom; (ii) streamline New Gallaher's decision-making process and thereby increase responsiveness to the rapidly changing business environment by confining decision-making as to allocation of resources to New Gallaher's executives having specialized knowledge and experience in the tobacco business; (iii) permit Fortune Brands' management to focus exclusively on developing Fortune
                          Brands' long-term growth businesses; (iv) permit each of Fortune Brands and New Gallaher to achieve appropriate market recognition for its performance and potential; (v) provide prospective stockholders the opportunity to make separate investment decisions relating to each of the companies; (vi) permit
                          Fortune Brands' trading multiple to reflect the growth rates of its businesses; (vii) decrease the likelihood that the price of Fortune Brands Common
                          Stock will be affected by the tobacco environment;
                          (viii) enhance Fortune Brands' ability to utilize its equity securities to acquire businesses; (ix) permit the market ultimately to adjust the stock prices of Fortune Brands and New Gallaher to reflect appropriate yields for the companies based on their different investment characteristics; (x) give Fortune Brands' management the flexibility to reinvest a higher percentage of earnings in future growth; (xi) more effectively incentivize employees with stock-based compensation tied more directly to the results of their respective employers; (xii) focus investors on Fortune Brands as a non-tobacco consumer products company; and (xiii) allow New Gallaher to be viewed in the context of the European tobacco market and regulatory environment in which it operates.

                          See "THE DISTRIBUTION PROPOSALS--THE DISTRIBUTION-- Background and Reasons for the Distribution."

CERTAIN ORGANIZATIONAL    Prior to the Distribution Date, the Company will
MATTERS                   transfer to New Gallaher all the stock of ATIC Group,
                          Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("ATIC"), which is the immediate parent of Gallaher Limited, and will prior to or shortly after the Distribution, effectuate certain other transactions intended to allocate assets and liabilities relating to the businesses of New Gallaher and Fortune Brands after the
                          Distribution (such transfers being referred to collectively as the "Transfers"). Stockholder approval is not being sought for the Transfers and the Company could proceed with the Transfers whether or not stockholder approval is obtained for the Distribution Proposals. See "THE DISTRIBUTION
                          PROPOSALS--CERTAIN ORGANIZATIONAL MATTERS."

RELATIONSHIP BETWEEN      After the Distribution, neither New Gallaher nor
THE COMPANIES AFTER THE   Fortune Brands will have any ownership interest in
DISTRIBUTION              the other. Each of New Gallaher and Fortune Brands
                          will be an independent public company. New Gallaher and Fortune Brands will enter into agreements relating to the provision of certain services on a temporary basis subsequent to the Distribution and providing for the allocation of tax and certain other liabilities and obligations. Thomas C. Hays, Chairman of the Board and Chief Executive Officer of the Company, will serve as a non-executive director of New Gallaher and Peter M. Wilson, who will be
                          Chairman and Chief Executive of New Gallaher, will continue to serve as a director of Fortune Brands.
                          See "THE DISTRIBUTION PROPOSALS--RELATIONSHIP BETWEEN
                          NEW GALLAHER AND FORTUNE BRANDS AFTER THE
                          DISTRIBUTION" and "THE DISTRIBUTION PROPOSALS--
                          INTERESTS OF CERTAIN PERSONS IN THE DISTRIBUTION."

ALLOCATION OF             Management of the Company intends to allocate the
INDEBTEDNESS              consolidated indebtedness of the Company between New
                          Gallaher and Fortune Brands. The amounts to be allocated take into account the ability of each of the companies to generate cash flow with the intention of establishing a strong capital structure for each company. Such allocation will be accomplished by New Gallaher distributing pounds sterling in the range of 925 million (net cash proceeds of approximately $1.25 billion) to the Company prior to the Distribution. New Gallaher will fund this distribution with new bank borrowings and available cash. See "THE DISTRIBUTION PROPOSALS--
                          ALLOCATION OF INDEBTEDNESS."

U.S. FEDERAL INCOME TAX   It is intended that the Distribution will qualify as
CONSEQUENCES OF THE       a tax-free spin-off to the holders of Company Common
DISTRIBUTION              Stock under Section 355 of the Internal Revenue Code
                          of 1986, as amended (the "Internal Revenue Code").
                          Under Section 355 of the Internal Revenue Code, in general, no income, gain or loss will be recognized on the Distribution by the holders of Company Common
                          Stock or by New Gallaher and Fortune Brands on the Distribution. See "THE DISTRIBUTION PROPOSALS--U.S.
                          FEDERAL AND U.K. TAX CONSIDERATIONS." It is a condition to the Distribution that the Company receive a ruling from the IRS that Section 355 of the Internal Revenue Code will apply to the Distribution.
                          Although the Company Board has retained the discretion to waive this condition, the Company Board will not waive such condition unless in the Company
                          Board's judgment, based on an opinion of counsel,
                          Section 355 of the Internal Revenue Code will apply to the Distribution.

                          Such a ruling, while generally binding upon the IRS, is subject to certain factual representations and as-sumptions. The Company is not aware of any facts or circumstances which would cause such representations and assumptions to be untrue. For a description of the consequences to Fortune Brands, New Gallaher and the stockholders if the Distribution were not to qualify as a spin-off under Section 355 of the Inter-nal Revenue Code, see "THE DISTRIBUTION PROPOSALS-- U.S. FEDERAL AND U.K. TAX CONSIDERATIONS--Potential Taxability."

                          Even if the Distribution qualifies as a tax-free spin-off to the stockholders under Section 355 of the Internal Revenue Code, if certain proposed regulations are finalized in their present form and become effective before the Distribution is completed, the Company would be liable for corporate tax on the difference between the fair market value and the tax basis of all the New Gallaher Ordinary Shares distributed, except to the extent such shares are distributed to beneficial owners who are U.S. corporations. If these final regulations are issued in their proposed form and become effective prior to the Distribution, the Company will not go forward with the Distribution if the final regulations will be applicable to the transactions. See "THE DISTRIBUTION PROPOSALS--U.S. FEDERAL AND U.K. TAX CONSIDERATIONS--Potential Taxability--Possible Impact of Proposed Treasury Regulations."

ACCOUNTING TREATMENT      Subsequent to approval of the Distribution Proposals
                          at the Annual Meeting and receipt of the IRS ruling discussed above, the Company will present the net assets and results of Gallaher (as defined below) as a discontinued operation for all periods prior to the Distribution. The consolidated financial statements of Fortune Brands for periods subsequent to the Distribution will not include the net assets or results of New Gallaher. After the Distribution, the business of New Gallaher will be reflected in its separate consolidated financial statements. See "THE
                          DISTRIBUTION PROPOSALS--ACCOUNTING TREATMENT."

                                  NEW GALLAHER

BUSINESS After the Distribution, New Gallaher will be engaged primarily through Gallaher Limited (its wholly-owned subsidiary) and its subsidiaries (together, "Gallaher") in the manufacture of tobacco products in the U.K. and the Republic of Ireland and the sale of tobacco products principally in western Europe and the former Soviet Union. See "THE DISTRIBUTION PROPOSALS--NEW GALLAHER BUSINESS AND PROPERTIES."

PRINCIPAL OFFICE          The principal office of New Gallaher will be at the
                          current corporate headquarters of Gallaher, Members
                          Hill, Brooklands Road, Weybridge, Surrey, KT13 OQU,
                          England. New Gallaher's telephone number will be 011-
                          44-1932-859777.

BOARD OF DIRECTORS        The New Gallaher Board currently comprises Philip R.
                          Burchell and Christopher T. Fielden. Prior to the
                          Distribution Date, the Company, as sole stockholder of New Gallaher, plans to elect the following additional nine individuals to the New Gallaher
                          Board: Peter M. Wilson, Graham J. Hearne, William B.
                          Curry, Nigel H. Northridge, Nigel T. Simon, Richard
                          J. Brooke, John Gildersleeve, Thomas C. Hays and
                          Antony D. Portno. Messrs. Hays and Wilson currently serve as directors of the Company and both will continue to serve as directors of Fortune Brands after the Distribution. See "THE DISTRIBUTION
                          PROPOSALS--NEW GALLAHER MANAGEMENT--New Gallaher
                          Board of Directors."

POST-DISTRIBUTION         The declaration and payment of dividends by New
DIVIDEND POLICY           Gallaher is at the discretion of the New Gallaher
                          Board. Although the New Gallaher Board may recommend a final dividend, the payment of such final dividend each year requires shareholder approval, which typically is sought at the annual general meeting in the following year. New Gallaher intends to pay interim and final dividends in November and May, respectively. It is anticipated that interim dividends will be approximately one-third of the total annual dividend paid. However, it is currently contemplated that, as a transitional measure in respect of 1997 in recognition of the historic pattern of dividends paid by the Company, New
                          Gallaher will pay an interim and final dividend of equal amounts. For illustrative purposes, the New
                          Gallaher Board estimates that the total dividend in respect of the fiscal year ended December 31, 1996 would have amounted to 77 pence per ADS, or approximately $1.20 based on a $1.56 sterling exchange rate (the exchange rate on the date of the announcement of the Distribution) exclusive of a related tax credit equal to 25% of the net dividend for eligible U.S. and U.K. taxpayers. This illustrative 1996 dividend has been estimated on the basis that New Gallaher had been a publicly-held company since January 1, 1996 with the capital structure and borrowings of New Gallaher which are expected to be in place on the Distribution Date. The
                          New Gallaher Board intends to evaluate its dividend policy in the future, from time to time, in the light of New Gallaher's results of operations, financial condition, cash requirements, future prospects and other factors (including taxation) it deems relevant.
                          However, there can be no assurance that any dividends will be paid in the future. See "THE

                          DISTRIBUTION PROPOSALS--DIVIDEND POLICIES--New
                          Gallaher" and "U.S. FEDERAL AND U.K. TAX
                          CONSIDERATIONS--U.S. FEDERAL AND U.K. TAX TREATMENT OF NEW GALLAHER SHAREHOLDERS."

TRADING MARKET            There is currently no public market for New Gallaher
                          Ordinary Shares or ADSs. New Gallaher intends to list the ADSs on the NYSE and the New Gallaher Ordinary
                          Shares on the London Stock Exchange. See "THE
                          DISTRIBUTION PROPOSALS--THE DISTRIBUTION--Listing and
                          Trading of New Gallaher Ordinary Shares and ADSs."

                                 FORTUNE BRANDS

BUSINESS After the Distribution, Fortune Brands will be engaged, through its wholly-owned subsidiaries, in the distilled spirits, hardware and home improvement products, golf and leisure products and office products businesses. See "THE DISTRIBUTION PROPOSALS--FORTUNE BRANDS BUSINESS AND PROPERTIES."

PRINCIPAL OFFICE          The principal office of Fortune Brands will be at the
                          current corporate headquarters of the Company, 1700
                          East Putnam Avenue, Old Greenwich, Connecticut 06870.
                          Fortune Brands' telephone number will be (203) 698-
                          5000.

BOARD OF DIRECTORS        Effective as of the Distribution Date, the Board of
                          Directors of Fortune Brands is expected to consist of the then current directors of the Company. See "THE
                          DISTRIBUTION PROPOSALS--FORTUNE BRANDS MANAGEMENT."
                          Prior to the Distribution Date, Mr. Hays will become a member of the New Gallaher Board. Also, Mr. Wilson will continue to serve as a director of Fortune
                          Brands.

POST-DISTRIBUTION         The declaration and payment of dividends by Fortune
DIVIDEND POLICY           Brands will be at the discretion of the Fortune
                          Brands Board. It is currently contemplated that the cash dividend on the Fortune Brands Common Stock after the Distribution will be at an initial annualized rate of $0.80 per share. The Fortune
                          Brands Board intends to evaluate its dividend policy in the future, from time to time, in light of Fortune
                          Brands' results of operations, financial condition, cash requirements, future prospects and other factors the Fortune Brands Board deems relevant. However, there can be no assurance that any dividends will be paid in the future. See "THE DISTRIBUTION PROPOSALS--
                          DIVIDEND POLICIES--Fortune Brands."

TRADING MARKET            After the Distribution, it is expected that Fortune
                          Brands Common Stock (formerly Company Common Stock) will continue to be listed on the NYSE. As a result of the Distribution, the trading price range of Fortune Brands Common Stock is expected to be lower than the trading price range of Company Common Stock prior to the Distribution. See "THE DISTRIBUTION
                          PROPOSALS--THE DISTRIBUTION--Listing and Trading of
                          Fortune Brands Common Stock."

                                  NEW GALLAHER

                 SUMMARY CONSOLIDATED HISTORICAL FINANCIAL DATA

  The summary consolidated historical financial data presented below has been prepared as if Gallaher, together with ATIC, had been in existence on a stand-alone basis for the entire period. This financial information has been presented elsewhere in this Proxy Statement as that of New Gallaher or Gallaher Group Plc. This historical data has been derived from New Gallaher's Consolidated Financial Statements for each of the five years in the period ended December 31, 1996 and is presented in accordance with accounting principles generally accepted in the U.K. ("UK GAAP") and in pounds sterling with a convenience column in U.S. dollars for the year ended December 31, 1996. The Consolidated Financial Statements for each of the three years in the period ended December 31, 1996 are included elsewhere in this Proxy Statement.

  The summary data set forth below should be read in conjunction with the New Gallaher Selected Consolidated Historical Financial Data, New Gallaher Consolidated Financial Statements and notes thereto and "NEW GALLAHER MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS," included elsewhere in this Proxy Statement.

                                                          YEAR ENDED DECEMBER 31,
                          ---------------------------------------------------------------------------------------------
                          1996 (i)       1996             1995             1994             1993             1992
                          --------  ---------------  ---------------  ---------------  ---------------  ---------------
                                                  (UK GAAP IN MILLIONS, EXCEPT PER SHARE DATA)
OPERATING DATA
Turnover (including
 duty) (ii)
 Continuing: U.K. ......  $6,458.0  (Pounds)3,772.2  (Pounds)3,557.5  (Pounds)3,537.2  (Pounds)3,667.6  (Pounds)3,357.8
    International.......   1,026.8            599.8            520.9            468.5            319.8            248.5
 Discontinued...........      96.4             56.3            564.9          1,024.5          1,072.5          1,106.5
                          --------  ---------------  ---------------  ---------------  ---------------  ---------------
                          $7,581.2  (Pounds)4,428.3  (Pounds)4,643.3  (Pounds)5,030.2  (Pounds)5,059.9  (Pounds)4,712.8
                          ========  ===============  ===============  ===============  ===============  ===============
Operating profit (iii)
 Continuing: U.K. ......  $  395.5  (Pounds)  231.0  (Pounds)  291.3  (Pounds)  282.3  (Pounds)  291.0  (Pounds)  281.6
    International.......     111.3             65.0             46.1             50.6             39.4             25.1
 Discontinued...........       4.3              2.5              5.8             23.6             27.8             16.6
                          --------  ---------------  ---------------  ---------------  ---------------  ---------------
                          $  511.1  (Pounds)  298.5  (Pounds)  343.2  (Pounds)  356.5  (Pounds)  358.2  (Pounds)  323.3
                          ========  ===============  ===============  ===============  ===============  ===============
Profit for the financial
 period (iv)............  $  378.0  (Pounds)  220.8  (Pounds)  196.1  (Pounds)  161.0  (Pounds)  230.9  (Pounds)  203.1
                          ========  ===============  ===============  ===============  ===============  ===============
Earnings per share (v)..  $    .54            31.5p            28.0p            23.0p            33.0p            29.0p
                          ========  ===============  ===============  ===============  ===============  ===============
Dividends per
 share (v)..............  $   1.80           105.4p            20.8p            22.8p            30.4p            19.9p
                          ========  ===============  ===============  ===============  ===============  ===============
BALANCE SHEET DATA
Current assets..........  $2,138.2  (Pounds)1,249.0  (Pounds)1,108.1  (Pounds)1,414.5  (Pounds)1,290.7  (Pounds)  969.1
Net current assets
 (liabilities) (vi).....     387.2            226.2            222.4            130.7            (70.3)            58.6
Total assets............   2,565.5          1,498.6          1,845.3          2,185.7          2,192.4          1,681.1
Net assets..............     505.6            295.3            826.0            772.8            685.4            681.8
Capital employed (vii)
 Continuing: U.K. ......  $1,063.7  (Pounds)  621.3  (Pounds)  522.3  (Pounds)  388.7  (Pounds)  349.8  (Pounds)  202.5
    International.......      52.0             30.4              1.0             15.9             17.2             21.7
 Discontinued...........       --               --             602.4            748.0            962.6            716.6
 Interest bearing net
  assets (liabilities)..    (610.1)          (356.4)          (299.7)          (379.8)          (644.2)          (259.0)
                          --------  ---------------  ---------------  ---------------  ---------------  ---------------
                          $  505.6  (Pounds)  295.3  (Pounds)  826.0  (Pounds)  772.8  (Pounds)  685.4  (Pounds)  681.8
                          ========  ===============  ===============  ===============  ===============  ===============
OTHER DATA
EBITDA (viii)...........  $  582.3  (Pounds)  340.1  (Pounds)  358.4  (Pounds)  366.1  (Pounds)  419.4  (Pounds)  379.0
EBITDA as adjusted (ix)
 Continuing: U.K. ......     562.4            328.5            309.2            308.4            309.9            298.3
    International.......     118.7             69.3             50.1             56.8             40.8             26.1
 Discontinued...........      13.3              7.8             24.3             63.9             68.7             54.6

                                                         YEAR ENDED
                                                        DECEMBER 31,
                                               -------------------------------
                                                    1996            1995
                                               --------------- ---------------
                                                    (US GAAP IN MILLIONS,
                                                   EXCEPT PER SHARE DATA)
OPERATING DATA
Net sales..................................... (Pounds)4,372.9 (Pounds)4,079.4
Income--continuing operations.................           235.7           262.9
Net income (x)................................           233.8           215.1
Earnings per share--continuing
 operations (xi)..............................            2.77            3.09
Earnings per share--net income (xi)...........            2.75            2.53
Dividends per share (xi)......................            8.67            1.71
BALANCE SHEET DATA
Total assets.................................. (Pounds)1,603.9 (Pounds)1,950.3

(i) The pound sterling amounts presented for the year ended December 31, 1996 have been translated into U.S. dollars at the rate of $1.712 to the pound sterling, which was the selling rate as quoted at 3 p.m. Eastern time by Dow Jones Telerate Inc. on December 31, 1996. (See note 2(b) to New Gallaher Consolidated Financial Statements.)
(ii) Turnover represents net sales.
(iii) Operating profit represents turnover less cost of sales, duty and all expenses, excluding exceptional items relating to discontinued operations, net interest, investment income and taxes. 1996 U.K. operating profit is net of the exceptional charge of (Pounds)65.5 million relating to the Hyde factory closing.
(iv) Profit for the financial period represents net income.
(v) Earnings and dividends per equity share are calculated based on profits for the financial period and total dividends, respectively, divided by an estimate of the approximate maximum number of New Gallaher Ordinary Shares which are expected to be outstanding immediately after the Distribution (700,000,000 shares).
(vi) Net current assets (liabilities) is equivalent to working capital.
(vii) Capital employed represents net assets exclusive of interest bearing assets and liabilities.
(viii) EBITDA is defined as profit before interest expense, taxation and depreciation and amortization. Management believes that EBITDA is a measure commonly used by analysts and investors. Accordingly, this information has been presented to permit a more complete analysis of New Gallaher's operating performance. EBITDA should not be considered a substitute for profit after taxation, net income or cash flow data prepared in accordance with generally accepted accounting principles in the U.K. or the U.S. as a measure of the profitability or liquidity of New Gallaher.
(ix) EBITDA as adjusted reflects EBITDA (as defined above), adjusted to exclude exceptional items relating to discontinued operations and the 1996 exceptional charge of (Pounds)65.5 million relating to the Hyde factory closing.
(x) For a reconciliation of net income between UK and US GAAP for each of the two years in the period ended December 31, 1996, see note 35 to New Gallaher Consolidated Financial Statements.
(xi) Earnings and dividends per share under US GAAP are calculated based on the historical number of Gallaher Limited Ordinary Shares outstanding during the periods presented (85,056,000 shares).

                                  NEW GALLAHER

             SUMMARY PRO FORMA CONDENSED FINANCIAL DATA (UNAUDITED)

  The following table presents summary pro forma financial data for New Gallaher as of and for the year ended December 31, 1996. The information set forth below is derived from the New Gallaher pro forma financial data appearing elsewhere in this Proxy Statement. See "THE DISTRIBUTION PROPOSALS--NEW GALLAHER PRO FORMA CONDENSED FINANCIAL STATEMENTS." The summary pro forma financial data presented assumes consummation of the Transfers and the Distribution as of the beginning of the period for operating and other data and as of the end of the period for balance sheet data.

  The summary pro forma financial data of New Gallaher does not purport to represent what the financial position or results of operations of New Gallaher would actually have been if the Transfers and the Distribution had in fact been consummated on such dates or to project the financial position or results of operations as of any future date or for any period.

                                                               YEAR ENDED
                                                           DECEMBER 31, 1996
                                                         ----------------------
                                                         (UK GAAP IN MILLIONS,
                                                         EXCEPT PER SHARE DATA)
OPERATING DATA
  Turnover--continuing..................................    (Pounds)4,372.0
  Operating profit--continuing..........................              296.0
  Profit for the financial period.......................              181.9
  Earnings per share (i)................................              26.0p
  Adjusted earnings per share (ii)......................              32.3p
BALANCE SHEET DATA
  Net current assets....................................    (Pounds)  226.2
  Total assets..........................................            1,498.6
  Creditors: amounts falling due after more than one
   year.................................................              950.4
  Net liabilities.......................................             (629.7)

--------
(i) Earnings per share has been calculated based on an estimate of the approximate maximum number of New Gallaher Ordinary Shares which are expected to be outstanding immediately after the Distribution (700,000,000 shares).
(ii) Adjusted earnings per share has been calculated based on the profit for the financial period, adjusted to exclude the exceptional charge, net of tax thereon, relating to the Hyde factory closing, divided by 700,000,000 Ordinary Shares.
(iii) See New Gallaher pro forma financial data for selected pro forma amounts determined in accordance with US GAAP.

                     AMERICAN BRANDS, INC. AND SUBSIDIARIES

                 SUMMARY CONSOLIDATED HISTORICAL FINANCIAL DATA

  The summary consolidated historical financial data presented below has been derived from the Company's Consolidated Financial Statements as of and for each of the five years in the period ended December 31, 1996. See "THE DISTRIBUTION PROPOSALS--AMERICAN BRANDS, INC. AND SUBSIDIARIES SELECTED CONSOLIDATED HISTORICAL FINANCIAL DATA." The information presented below does not reflect the Transfers and the Distribution and, accordingly, the table presents data for the Company that includes amounts attributable to both Gallaher and the businesses that will comprise Fortune Brands.

  The following summary financial data should be read in conjunction with the Company's Consolidated Financial Statements and Notes thereto, and the discussion and analysis under the captions "Results of Operations" and "Financial Condition," included in the Annual Report to Stockholders of the Company for the fiscal year ended December 31, 1996, which is incorporated herein by reference.

                                       YEAR ENDED DECEMBER 31,
                          -------------------------------------------------
                            1996      1995      1994      1993      1992
                          --------- --------- --------- --------- ---------
                                    (IN MILLIONS, EXCEPT PER SHARE DATA)
OPERATING DATA
Net sales...............  $11,579.3 $11,367.1 $13,146.5 $12,630.5 $13,658.1
Operating income (i)....    1,085.3   1,093.0   1,312.4   1,180.6   1,589.7
Income from continuing
 operations (ii)........      496.8     543.1     885.1     541.2     786.9
Net income (ii).........      486.5     540.4     734.1     469.8     883.8
EARNINGS PER COMMON
 SHARE
PRIMARY
 Continuing operations
  (ii)..................  $    2.86 $    2.90 $    4.38 $    2.67 $    3.81
 Net income (ii)........       2.80      2.89      3.63      2.32      4.29
FULLY DILUTED
 Continuing operations
  (ii)..................  $    2.80 $    2.84 $    4.24 $    2.63 $    3.69
 Net income (ii)........       2.74      2.83      3.53      2.29      4.13
COMMON SHARE DATA
Dividends per share.....  $    2.00 $    2.00 $  1.9925 $    1.97 $   1.805
Average number of shares
 outstanding............      173.3     186.9     201.6     201.8     204.0
Book value per share....  $   21.52 $   21.69 $   22.97 $   21.09 $   21.14
BALANCE SHEET DATA
Current assets (iii)....  $ 3,873.4 $ 3,164.0 $ 4,670.9 $ 3,733.1 $ 3,453.1
Working capital (iii)...      178.1     752.7   1,555.4     575.4     664.4
Total assets............    9,504.2   8,021.2   9,794.4  10,566.5   9,868.8
Short-term debt.........    1,459.7     710.8     705.8   1,182.9     824.7
Long-term debt..........    1,598.3   1,154.6   1,512.1   2,492.4   2,406.8
Stockholders' equity....    3,684.2   3,877.2   4,637.5   4,271.4   4,301.6
OTHER DATA
EBITDA (iv).............  $ 1,277.8 $ 1,311.1 $ 1,877.7 $ 1,396.9 $ 1,791.9

--------
(i) Operating income represents net sales less all costs and expenses excluding corporate administrative expenses, interest and related expenses and other (income) expenses, net. 1996 includes a restructuring charge in international tobacco amounting to $88.8 million ($59.5 million after taxes), or 34 cents and 33 cents on a primary and fully diluted per share basis relating to the Hyde factory closing.
(ii) Income from continuing operations and net income in 1994 include $267 million ($332.9 million before taxes), which increased primary and fully diluted earnings per share by $1.32 and $1.25, respectively, resulting from the net gain on disposal of businesses. Income from continuing operations and net income and primary and fully diluted earnings per Common share in 1995 include a $20 million (no taxes required) and ten cents and nine cents, respectively, reversal of a loss provision.
(iii) 1994 includes $1,170 million of net assets of discontinued life insurance operations.
(iv) EBITDA is defined as income from continuing operations before interest expense, income taxes and depreciation and amortization. Management believes that EBITDA is a measure commonly used by analysts and investors. Accordingly, this information has been presented to permit a more complete analysis of the Company's operating performance. EBITDA should not be considered a substitute for net income or cash flow data prepared in accordance with generally accepted accounting principles as a measure of the profitability or liquidity of the Company.

                              FORTUNE BRANDS, INC.

             SUMMARY PRO FORMA CONDENSED FINANCIAL DATA (UNAUDITED)

  The following table presents summary pro forma condensed financial data for Fortune Brands for each of the three years in the period ended December 31, 1996. The information set forth below is derived from the Fortune Brands pro forma financial statements appearing elsewhere in this Proxy Statement. See "THE DISTRIBUTION PROPOSALS--FORTUNE BRANDS, INC. PRO FORMA CONDENSED FINANCIAL STATEMENTS." The summary pro forma condensed financial data presented assumes consummation of the Transfers and the Distribution as of the beginning of each of the periods presented for operating data and as of December 31, 1996 for the balance sheet data. In addition, the following pro forma summary data reflects the results and net assets of The American Tobacco Company, which was sold in December 1994, as a discontinued operation for all periods prior to the date of sale.

  The summary pro forma financial data of Fortune Brands does not purport to represent what the financial position or results of operations of Fortune Brands would actually have been if the Transfers and the Distribution had in fact been consummated on such dates or to project the financial position or results of operations as of any future date or for any period.

                                            YEAR ENDED DECEMBER 31,
                                           --------------------------
                                             1996     1995     1994
                                           -------- -------- --------
                                            (IN MILLIONS, EXCEPT PER
                                                 SHARE AMOUNTS)
OPERATING DATA
Net sales
  Ongoing operations...................... $4,717.7 $4,380.8 $4,095.6
  Other businesses........................      --     547.3  1,281.4
                                           -------- -------- --------
                                           $4,717.7 $4,928.1 $5,377.0
                                           ======== ======== ========
Operating income (i)
  Ongoing operations...................... $  597.1 $  535.5 $  545.5
  Other businesses........................      --       3.4     (1.8)
                                           -------- -------- --------
                                           $  597.1 $  538.9 $  543.7
                                           ======== ======== ========
Income (loss) from continuing operations
  Ongoing operations...................... $  181.7 $  170.2 $  167.0
  Other businesses (ii)...................      --      15.7   (245.8)
                                           -------- -------- --------
                                           $  181.7 $  185.9 $  (78.8)
                                           ======== ======== ========
Earnings per Common share from continuing
 operations
 Primary
  Ongoing operations...................... $   1.04 $    .91 $    .82
  Other businesses........................      --       .08    (1.22)
                                           -------- -------- --------
                                           $   1.04 $    .99 $   (.40)
                                           ======== ======== ========
 Fully diluted
  Ongoing operations...................... $   1.03 $    .93 $    .88
  Other businesses........................      --       .08    (1.15)
                                           -------- -------- --------
                                           $   1.03 $   1.01 $   (.27)
                                           ======== ======== ========
BALANCE SHEET DATA
Total assets.............................. $7,737.3
Assets of continuing operations...........  7,054.0
Long-term debt............................  1,598.3
Stockholders' equity......................  3,684.2
COMMON SHARE DATA
Dividends per share (iii)................. $   2.00 $   2.00 $ 1.9925
Average number of shares outstanding......    173.3    186.9    201.6
Book value per share...................... $  21.52
OTHER DATA
EBITDA (iv)............................... $  743.4 $  718.0 $  458.5
EBITDA as adjusted (v)....................    743.4    698.0    703.5

--------
(i) Operating income represents net sales less all costs and expenses excluding corporate administrative expenses, interest and related expenses and other (income) expenses, net.
(ii) Income (loss) from continuing operations and primary and fully diluted earnings per Common share in 1994 include a $241.3 million ($245 million before taxes) and $1.20 and $1.13, respectively, loss on disposal of businesses. Income (loss) from continuing operations and primary and fully diluted earnings per Common share in 1995 include a $20 million (no taxes required) and ten cents and nine cents, respectively, reversal of the loss provision.
(iii) Dividends shown are the actual dividends paid by the Company. The declaration and payment of dividends by Fortune Brands will be at the discretion of the Fortune Brands Board. It is currently contemplated that the cash dividends on the Fortune Brands Common Stock after the Distribution will be at an initial annualized rate of $0.80 per share.
(iv) EBITDA is defined as income (loss) from continuing operations before interest expense, income taxes and depreciation and amortization. Management believes that EBITDA is a measure commonly used by analysts and investors. Accordingly, this information has been presented to permit a more complete analysis of Fortune Brands' performance. EBITDA should not be considered a substitute for net income or cash flow data prepared in accordance with generally accepted accounting principles as a measure of the profitability or liquidity of Fortune Brands.
(v) EBITDA as adjusted excludes the 1994 loss ($245 million) and 1995 reversal ($20 million), as discussed in (ii) above.

                             AMERICAN BRANDS, INC.

                                PROXY STATEMENT

                                 INTRODUCTION

  The principal executive offices of American Brands, Inc. (the "Company" or "American Brands") are located at 1700 East Putnam Avenue, Old Greenwich, Connecticut 06870. This Proxy Statement and accompanying proxy are first being sent or given to stockholders on or about March 15, 1997. Throughout this Proxy Statement (i) the term "Fortune Brands" refers to the Company after the Distribution (as defined below), renamed Fortune Brands, Inc., (ii) the term "New Gallaher" refers to Gallaher Group Plc, an English public limited company, after the Distribution, (iii) the term "Gallaher" refers to Gallaher Limited (an English private limited company and, prior to the Distribution, an indirect, wholly-owned subsidiary of the Company) and its subsidiaries and
(iv) the term "Fortune Brands Common Stock" refers to Company Common Stock (as defined below) after the Distribution, in each case unless the context otherwise requires.

                              VOTING AND PROXIES

  The accompanying proxy is solicited by the Board of Directors of American Brands (the "Company Board"). It may be revoked at any time before being voted by written notice given to the secretary of the meeting or by the delivery of a later-dated proxy. Proxies properly executed, duly returned to the Company and not revoked, will be voted for the election of directors (except to the extent that authority therefor is withheld) and on the other Items described in this Proxy Statement in accordance with the instructions in the proxy. The Company Board is not aware at the date hereof of any other matter proposed to be presented at this meeting, and does not believe that any matter may be properly presented other than Items 1 through 9. If any other matter is properly presented, the persons named in the enclosed form of proxy will have discretionary authority to vote thereon according to their best judgment. Presence at the meeting does not of itself revoke the proxy.

  The only securities of the Company entitled to be voted are shares of common stock, par value $3.125, of the Company ("Company Common Stock") and $2.67 Convertible Preferred Stock and only holders of record at the close of business on March 3, 1997 are entitled to vote. Holders of the Company Common Stock are entitled to one vote per share and holders of $2.67 Convertible Preferred Stock are entitled to three-tenths of one vote per share. There were 171,670,172 shares of Company Common Stock and 415,967 shares of $2.67 Convertible Preferred Stock outstanding at March 3, 1997.

  The affirmative vote of shares representing a majority in voting power of the shares of Company Common Stock and $2.67 Convertible Preferred Stock, voted together as one class, present in person or represented by proxy and entitled to vote at the meeting, a quorum being present, is necessary for the approval of each of the Items except for Items 3 and 4. The approval of Item 3, relating to the change of the name of the Company to Fortune Brands, Inc., requires the affirmative vote of (i) at least 66 2/3% of the combined votes cast by the holders of Company Common Stock and $2.67 Convertible Preferred Stock voting thereon and (ii) a majority of the combined votes of the outstanding shares of Company Common Stock and $2.67 Convertible Preferred Stock. The election of directors, Item 4, will be by a plurality of votes cast. Proxies marked as abstentions, or to withhold a vote from a nominee as a director in the case of the election of directors, will have the effect of a negative vote. Broker non-votes (where a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise his discretionary authority with respect thereto) will be considered as present at the meeting but not entitled to vote with respect to the particular matter and will therefore have no effect on the vote except with respect to Item 3, where such broker non-votes will have the effect of a negative vote to the extent that the approval of Item 3 requires a majority of the combined votes of the outstanding shares of Company Common Stock and $2.67 Convertible Preferred Stock.

  As a matter of policy, stockholder proxies, ballots and tabulations that identify individual stockholders are kept secret and access thereto is limited to the independent Inspectors of Election and certain employees of the Company who must acknowledge their responsibility to comply with such policy.

                MATTERS FOR CONSIDERATION AT THE ANNUAL MEETING

  At the Annual Meeting, holders of the Company Common Stock and $2.67 Convertible Preferred Stock will be asked to consider and vote upon the following separate but related proposals, denominated Items 1 through 3 (the "Distribution Proposals"):

    Item 1: Approval of the distribution (the "Distribution") by the Company of American Depositary Shares (evidenced by American Depositary Receipts) and ordinary shares of 10 pence each of New Gallaher ("New Gallaher Ordinary Shares"), together representing all the outstanding share capital of New Gallaher, an English company and currently a wholly-owned subsidiary of the Company, on the basis described below in "THE DISTRIBUTION PROPOSALS--THE DISTRIBUTION";

    Item 2: Approval of an amendment to the Company's By-laws to repeal the annual executive incentive compensation program set forth in Article XII thereof and approval of the Fortune Brands, Inc. Annual Executive Incentive Compensation Plan (see "THE DISTRIBUTION PROPOSALS--APPROVAL OF AN AMENDMENT TO THE COMPANY'S BY-LAWS TO REPEAL THE ANNUAL EXECUTIVE INCENTIVE COMPENSATION PROGRAM SET FORTH THEREIN AND APPROVAL OF THE FORTUNE BRANDS, INC. ANNUAL EXECUTIVE INCENTIVE COMPENSATION PLAN"); and

    Item 3: Approval of an amendment to the Certificate of Incorporation of the Company to change the name of the Company to Fortune Brands, Inc. (see "THE DISTRIBUTION PROPOSALS--AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY").

  THE EFFECTIVENESS OF EACH OF THE DISTRIBUTION PROPOSALS IS NOT CONDITIONED UPON THE APPROVAL OF ANY OTHER DISTRIBUTION PROPOSAL. THE COMPANY BOARD HAS RETAINED DISCRETION, EVEN IF STOCKHOLDER APPROVAL OF THE DISTRIBUTION PROPOSALS IS OBTAINED AND THE CONDITIONS TO THE DISTRIBUTION ARE SATISFIED, TO ABANDON, DEFER OR MODIFY THE DISTRIBUTION OR ANY OTHER ELEMENT CONTAINED IN THE DISTRIBUTION PROPOSALS.

  THE COMPANY BOARD RECOMMENDS THAT YOU VOTE FOR ALL OF THE DISTRIBUTION PROPOSALS.

  Although the Company believes that stockholder approval of the Distribution is not required under Delaware law because the Distribution is a dividend for purposes of Section 170(a) of the Delaware General Corporation Law (the "Delaware Code"), the Company Board has made stockholder approval of the Distribution a condition to the Distribution because of the importance of the Distribution to the Company and its stockholders. Approval of Item 2 is being sought because the applicable provisions of the Company's By-laws require such approval. Accordingly, if Item 2 is not approved by the stockholders, the proposed amendment to the Company's annual executive compensation program could not occur. Approval of Item 2 is also being sought to preserve the Company's ability to deduct, for federal income tax purposes, compensation paid pursuant the Company's annual executive compensation program. Under
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), stockholder approval of performance-based compensation plans (including material amendments thereto) is necessary to qualify for the performance-based compensation exception to the limitation on the Company's ability to deduct compensation paid to certain specified executives in excess of $1 million. Approval of Item 3 is being sought because the provisions of the Delaware Code and the Company's Certificate of Incorporation (the "Company Certificate") require such approval.

  In addition, holders of the Company Common Stock and $2.67 Convertible Preferred Stock will be asked to consider and vote upon the following additional proposals, denominated Items 4 through 9 (the "Additional Proposals"):

    Item 4: The election of four directors for a term expiring at the 2000 Annual Meeting or until their successors have been elected and qualified (see "THE ADDITIONAL PROPOSALS--ELECTION OF DIRECTORS");

    Item 5: The election of Coopers & Lybrand L.L.P. as independent accountants of the Company for the year 1997 (see "THE ADDITIONAL PROPOSALS--ELECTION OF INDEPENDENT ACCOUNTANTS");

    Item 6: Approval of the American Brands, Inc. Non-Employee Director Stock Option Plan (see "THE ADDITIONAL PROPOSALS--APPROVAL OF THE AMERICAN BRANDS, INC. NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN");

    Item 7: If presented, a stockholder proposal requesting the elimination of election of directors by classes, expected to be made by one stockholder (see "THE ADDITIONAL PROPOSALS--RESOLUTION REQUESTING ELIMINATION OF ELECTION OF DIRECTORS BY CLASSES");

    Item 8: If presented, a stockholder proposal requesting a report with respect to the Glass Ceiling Commission's recommendations, expected to be made by one stockholder (see "THE ADDITIONAL PROPOSALS--RESOLUTION REQUESTING A REPORT WITH RESPECT TO THE GLASS CEILING COMMISSION'S RECOMMENDATIONS"); and

    Item 9: If presented, a stockholder proposal requesting an equal employment report, expected to be made by two stockholders (see "THE ADDITIONAL PROPOSALS--RESOLUTION REQUESTING EQUAL EMPLOYMENT REPORT").

  THE EFFECTIVENESS OF EACH ADDITIONAL PROPOSAL IS NOT CONDITIONED UPON THE APPROVAL OF THE DISTRIBUTION PROPOSALS OR ANY OTHER ADDITIONAL PROPOSAL.

  THE COMPANY BOARD RECOMMENDS THAT YOU VOTE FOR ITEMS 4, 5 AND 6 AND RECOMMENDS THAT YOU VOTE AGAINST ITEMS 7, 8 AND 9.

                              NO APPRAISAL RIGHTS

  Stockholders of the Company will not be entitled to appraisal rights in connection with the Distribution.

                             CAUTIONARY STATEMENT

  This Proxy Statement contains statements relating to future results which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to changes in general economic conditions, foreign exchange rate fluctuations, competitive product and pricing pressures, the impact of excise tax increases with respect to international tobacco and distilled spirits, regulatory developments and the uncertainties of litigation, as well as other risks and uncertainties detailed from time to time in the Company's Securities and Exchange Commission ("SEC") filings.

                          THE DISTRIBUTION PROPOSALS

ITEM 1

                               THE DISTRIBUTION

BACKGROUND AND REASONS FOR THE DISTRIBUTION

  The Company periodically reviews its businesses to determine their fit with the Company's overall business strategy. In recent years, the Company has focused on developing its operations having higher long-term growth potential. For example, the Company has made acquisitions in the Distilled Spirits business, the Office Products business, the Hardware and Home Improvement business and the Golf and Leisure Products business to create businesses with a scale to compete on a global basis. In addition, the Company has disposed of businesses considered to be nonstrategic to its long-term operations. These dispositions have included the sale of The Franklin Life Insurance Company, the Company's life insurance business, in January 1995; the sale of The American Tobacco Company, the Company's domestic tobacco subsidiary, in December 1994; and the sale of Dollond & Aitchison Group (Holdings) Limited ("Dollond & Aitchison") (optical goods and services), a subsidiary of Gallaher, in July 1994. The Company has also disposed of a number of other nonstrategic businesses and product lines, including United Kingdom-based Forbuoys Limited, Marshell Group Limited and TM Group Limited (the "retail group") (all retail distribution) and The Prestige Group Plc ("Prestige") (housewares), both subsidiaries of Gallaher. The sale of Prestige was completed in May 1995 and the sale of the retail group was completed in July 1995.

  As a result of the foregoing, the Company Board believes that at the present time, the Company has businesses which have very strong long-term growth prospects--hardware and home improvement products, golf and leisure products and office products; a distilled spirits business that has strong growth potential in its overseas markets; and a highly profitable, but more mature, international tobacco business that generates over 40% of the Company's earnings before interest and taxes.

  Although the international tobacco business has performed extremely well, further expansion of such tobacco business would need to be balanced with the Company's long-term restructuring strategy as expressed above. The Company Board has determined that a separation of the international tobacco business and its other consumer products businesses into two publicly-owned companies would benefit both companies because it would result in two corporations, each with its own very different financial, investment and operating characteristics and investment risk and return profiles. The Company Board believes that the Distribution would permit the separate management of each of the companies to adopt strategies and pursue objectives more appropriate to the profile of its specific businesses than is possible under the present combined structure.

  The Company Board believes that if Gallaher is separated from the Company, Gallaher's business will be enhanced because it will function as an enterprise that is committed to the tobacco business for the long-term and that is focused exclusively on building the tobacco business through enhancing its products, developing new markets and products and expanding its business outside of the United Kingdom ("U.K.") While Gallaher's cash flow has been more than sufficient to support the investments Gallaher has sought to make over the years, the continued development and expansion of Gallaher's business has had to be balanced with the needs of the Company's other businesses. The Company Board also believes that Gallaher will be able to respond more quickly and responsively to business challenges and the rapidly changing business environment because its decision-making process will be more streamlined and confined to decision-making by U.K.-based Gallaher executives, with specialized knowledge and experience in the tobacco business.

  The Company Board believes that the separation would also benefit the Company, as it would permit the Company's management to focus all of its time and energy on developing the Company's other core businesses, rather than devoting significant time and attention, as it presently does, to the Gallaher business. It is expected that Fortune Brands will be able to focus exclusively on the management decisions and risk assessments associated with its long-term growth businesses.

  The Company Board believes that the Distribution would also permit the financial community and markets to recognize Fortune Brands and New Gallaher as distinct businesses and to evaluate the companies more effectively since the financial performance of each would be more easily understood. As a consequence, each of Fortune Brands and New Gallaher would better achieve appropriate market recognition for its performance and potential.

  The Company Board believes that the market views tobacco and non-tobacco investments differently and values them in a different way. The Company expects its non-tobacco businesses to be valued by investors based on a multiple of earnings, while the tobacco business is more likely to be valued by investors based on its significant and consistent cash flow. If the tobacco and non-tobacco businesses are separated, prospective stockholders will have the opportunity to make separate investment decisions relating to each company. Moreover, the separation would allow the markets to appreciate more fully the growth rate and growth potential of the Company's other core businesses, which are now being obscured by Gallaher's contribution of over 40% of the Company's earnings before interest and taxes.

  If Gallaher is separated from the Company's other core businesses, the Company Board believes that the Company's trading multiple should reflect the growth rates of its other businesses, while its stock price is less likely to be affected by the tobacco litigation and regulatory environment. The Company would then be in a better position to utilize its equity securities to acquire companies whose stockholders seek to be acquired in a tax-free stock transaction.

  Furthermore, because tobacco and non-tobacco investments are viewed differently, investors demand a different dividend yield to support their investment. Today, the Company is providing dividends at a level appropriate for a tobacco company. It is currently contemplated that, as a result of the Distribution, the combined companies will initially offer investors a total dividend that is comparable to the current Company payout, but the market will ultimately be able to adjust the stock prices of the two post-spin-off components to assure appropriate yields. The Distribution would also give Fortune Brands' management the flexibility in the future to reinvest a higher percentage of earnings in future growth.

  The Company Board also believes that the Distribution will better enable equity-based and other incentive compensation for key employees of each of the businesses to be tied more closely to the performance of their respective employers' businesses, and therefore to the creation of shareholder value by these key employees, than is possible while the Gallaher business and the Company's other businesses are aggregated within the Company group. The Company Board believes that its principal businesses, as well as its stockholders, as stockholders of New Gallaher and Fortune Brands, should benefit from the positive effects of these more closely aligned management incentives.

  Finally, the Company Board believes that some investors do not realize that the Company is no longer associated with the U.S. tobacco market, notwithstanding its 1994 sale of The American Tobacco Company. The Company's stock has frequently been negatively affected by adverse developments in the U.S. tobacco litigation and regulatory environment. Following the Distribution, Fortune Brands should be recognized as a non-tobacco consumer products company and, likewise, New Gallaher should be recognized more clearly as a European tobacco manufacturer that is operating in an environment significantly different from the current U.S. tobacco litigation and regulatory environment.

  These factors led the Company Board to consider the potential separation of its Gallaher tobacco business from its other consumer products businesses as a part of its continual review of its overall portfolio of businesses. In the course of determining to proceed with the separation, the Company Board reviewed many alternatives. After thoroughly reviewing such alternatives, and in light of the factors discussed above, the Company Board believes that the Distribution is in the best interests of the Company, Gallaher and the Company's stockholders.

  THE COMPANY BOARD RECOMMENDS THAT YOU VOTE FOR ALL OF THE DISTRIBUTION PROPOSALS.

OPINION OF FINANCIAL ADVISOR

  American Brands retained Morgan Stanley & Co. Incorporated ("Morgan Stanley") to act as American Brands' financial advisor in connection with the Distribution and related matters based upon Morgan Stanley's experience and expertise. Morgan Stanley rendered a written opinion to the Company Board that, as of March 12, 1997 and subject to the considerations set forth in such opinion, the proposed Distribution is fair from a financial point of view to holders of shares of Company Common Stock.

  The full text of Morgan Stanley's written opinion dated March 12, 1997, which sets forth the assumptions made, matters considered and limitations on the review undertaken, is attached as Annex A to this Proxy Statement and is incorporated herein by reference. Stockholders are urged to, and should, read the Morgan Stanley opinion carefully and in its entirety. The Morgan Stanley opinion is directed to the Company Board and concerns the fairness of the proposed Distribution from a financial point of view to the holders of shares of Company Common Stock, and it does not address any other aspect of the Distribution. The summary of the Morgan Stanley opinion set forth in this Proxy Statement is qualified in its entirety by reference to the full text of such opinion. The Company Board has requested that Morgan Stanley deliver an updated opinion to the Company Board, to be dated as of the date of the Company Board's declaration of the dividend constituting the Distribution, in substantially the same form as the opinion attached as Annex A to this Proxy Statement.

  In arriving at its opinion, Morgan Stanley (i) reviewed certain publicly available financial statements and other information relating to American Brands and Gallaher; (ii) reviewed certain internal financial statements and other financial and operating data concerning American Brands and Gallaher prepared by their respective managements; (iii) analyzed certain financial budgets and forecasts prepared by the respective managements of American Brands and Gallaher; (iv) compared the financial performance of Gallaher with that of certain other companies with publicly traded securities which Morgan Stanley deemed to be comparable to New Gallaher; (v) compared the financial performance of American Brands and Fortune Brands with that of certain other companies with publicly traded securities which Morgan Stanley deemed to be comparable to the businesses of American Brands and Fortune Brands, respectively; (vi) discussed past and current operations and financial condition and the prospects of American Brands and Gallaher with senior executives of American Brands and Gallaher; (vii) participated in discussions among representatives of American Brands and Gallaher and their U.S. and U.K. legal, tax and accounting advisors; (viii) reviewed this Proxy Statement and certain documents relating to the Distribution; and (ix) performed such other analyses and considered such other factors as Morgan Stanley deemed appropriate.

  In rendering its opinion, Morgan Stanley assumed and relied upon, without independent verification, the accuracy and completeness of the information reviewed by Morgan Stanley for the purposes of its opinion. With respect to the financial budgets and forecasts, Morgan Stanley assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the future financial performance of American Brands, Fortune Brands and New Gallaher. Morgan Stanley did not make any independent valuation or appraisal of the assets or liabilities, contingent or otherwise, of American Brands, Fortune Brands, Gallaher or New Gallaher, nor has Morgan Stanley been furnished with any such appraisals. Morgan Stanley expresses no opinion with respect to any potential liabilities of American Brands, Fortune Brands, Gallaher or New Gallaher in connection with any litigation.

  Morgan Stanley further assumed that, prior to the Distribution, American Brands will receive a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel to the effect that the Distribution will qualify as a spin-off under Section 355 of the Internal Revenue Code and consequently that the Distribution will generally be tax-free to American Brands under federal income tax laws. Morgan Stanley has assumed that American Brands will recognize taxable gain on shares distributed to any foreign shareholders of American Brands as of the date of the Distribution. Morgan Stanley has also assumed that American Brands will recognize taxable income upon the receipt of the approximately $1.4 billion distribution which is to be made to American Brands by New Gallaher prior to the Distribution, although the amount of such taxable income will be significantly reduced through the use of foreign tax credits. Morgan Stanley understands that the Inland Revenue Service has indicated that interest payable by New Gallaher on borrowings to fund the Distribution will not be deductible for U.K. corporation tax purposes. Morgan Stanley has assumed and relied upon the estimates of the managements of New Gallaher and American Brands of the probability and magnitude of the potential tax liability to New Gallaher in connection with the Distribution. The management of American Brands has advised Morgan Stanley that the Company has agreed to indemnify New Gallaher for 50% of the taxes attributable to such possible lost tax deductions subject to a maximum indemnification of (Pounds)65 million (approximately $100 million), as well as 50% of the tax, if any, incurred by New Gallaher on the indemnity payments. Morgan Stanley has also assumed that American Brands will receive a ruling from the IRS to the effect that the Distribution will not be a taxable transaction to the U.S. stockholders of American Brands under federal income tax laws (except to the extent of any cash distributed in lieu of fractional shares of New Gallaher). Morgan Stanley has further assumed the correctness of the conclusions set forth in such ruling. In addition, Morgan Stanley understands that the Distribution will be taxable to the U.K. stockholders of American Brands. For the purposes of its opinion, with American Brands' consent, Morgan Stanley has assumed that the tax cost to American Brands will not be material in respect of (i) ownership of Company Common Stock by foreign shareholders (based upon American Brands' estimates of foreign shareholdings of the Company) and (ii) the transfer of certain trademarks by ATIC Group, Inc. to New Gallaher. Morgan Stanley has also assumed that the Distribution will comply with all federal, state, local and foreign laws and applicable regulations.

  Morgan Stanley assumed that the conditions to the Distribution stated in this Proxy Statement will be satisfied and the Distribution and the related transactions will be consummated on the terms set forth in this Proxy Statement, including, among other things, the transfer by ATIC Group, Inc. of certain tobacco-related trademarks to New Gallaher prior to consummation of the Distribution. Morgan Stanley also understands that New Gallaher's principal asset will be shares in Gallaher and that New Gallaher intends to distribute approximately $1.4 billion to American Brands prior to consummation of the Distribution.

  Morgan Stanley's opinion is necessarily rendered on the basis of securities markets, economic and general business and financial conditions prevailing as of the date of such opinion and the conditions and prospects, financial and otherwise, of American Brands, Fortune Brands, Gallaher and New Gallaher as they were represented to it as of the date thereof or as they were reflected in the information and documents reviewed by it. Morgan Stanley's opinion assumes that the shares of American Brands, Fortune Brands and New Gallaher are fully and widely distributed among investors and are subject only to normal trading activity. Morgan Stanley notes that trading in the Company Common Stock before the Distribution is effected, and Fortune Brands Common Stock and New Gallaher Ordinary Shares after the Distribution is effected, for a period commencing with the public announcement of the Distribution and continuing for a time following the completion of the Distribution, may involve a redistribution of such securities among the various investors in these securities. Accordingly, during such period, such securities may trade at prices below both those at which they traded prior to the public announcement of the Distribution and those at which they would trade on a fully distributed basis after the Distribution is completed. The estimation of market trading prices of newly distributed securities is subject to uncertainties and contingencies, all of which are difficult to predict and beyond the control of the firm making such estimates. In addition, the market price of such securities will fluctuate with changes in market conditions, the conditions and prospects, financial and otherwise, of American Brands, Fortune Brands and New Gallaher, and other factors which generally influence the prices of securities.

  The Company Board retained Morgan Stanley based upon its experience and expertise. Morgan Stanley is a nationally recognized investment banking and advisory firm. Morgan Stanley, as part of its investment banking business, is continuously engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, financings, competitive bidding, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In the past, Morgan Stanley and its affiliates have provided financial advisory and financing services for the Company and have received fees for the rendering of such services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, financing and financial advisory services. From time to time, Morgan Stanley has provided and continues to provide investment banking and financial advisory services to the Company as underwriters and financial advisors. In the ordinary course of Morgan Stanley's trading and brokerage activities, Morgan Stanley or its affiliates may at any time hold long or short positions and may trade or otherwise effect transactions, for their own accounts or for the account of customers, in debt or equity securities or senior loans of the Company or New Gallaher. In connection with the Distribution, Morgan Stanley & Co. Limited will be the sponsor in connection with the listing of New Gallaher Ordinary Shares on the London Stock Exchange and its fee therefor is subsumed in the transaction fee for Morgan Stanley.

  Pursuant to an engagement letter between the Company and Morgan Stanley, the Company retained Morgan Stanley as financial advisor in connection with a potential transaction involving Gallaher. The Company agreed to pay Morgan Stanley an advisory fee or a transaction fee based upon whether the Distribution is consummated. The advisory fee, payable if the Distribution is not consummated, is estimated to be between $1 million and $1.5 million. If the Distribution is consummated, Morgan Stanley's transaction fee will be approximately $14 million to $17 million, against which any advisory fee paid will be credited.

  The Company has also agreed to reimburse Morgan Stanley for its out-of-pocket expenses, including the fees of its outside legal counsel engaged with the Company's consent. The Company has agreed to indemnify Morgan Stanley and its affiliates, their respective directors, officers, agents and employees, and each person, if any, controlling Morgan Stanley or any of its affiliates against certain liabilities, including liabilities under the federal securities laws.

MANNER OF EFFECTING THE DISTRIBUTION

  The Company Board has approved (subject to the satisfaction of the conditions to the Distribution discussed under "--Conditions to the Distribution" below and the actual declaration of the dividend in respect of the Distribution) a plan to distribute all the outstanding New Gallaher Ordinary Shares to the holders of outstanding Company Common Stock. In the Distribution, each U.S. and Canadian holder of Company Common Stock will receive as a dividend one American Depositary Share ("ADS") (with each such ADS representing four New Gallaher Ordinary Shares) evidenced by an American Depositary Receipt or Receipts ("ADRs"), for every one share of Company Common Stock held on the record date for the Distribution established by the Company Board (the "Distribution Record Date"). All other holders of Company Common Stock will receive four New Gallaher Ordinary Shares for every share of Company Common Stock held on the Distribution Record Date.

  If the Company's stockholders approve the Distribution and all other conditions thereto are satisfied (or waived by the Company Board, if permissible), and if the Company Board declares the Distribution, the Distribution will occur on a date to be established by the Company Board (the "Distribution Date"). The Distribution Date and the Distribution Record Date will be established by the Company Board after the receipt of a favorable tax ruling with respect to the Distribution, unless the receipt thereof has been waived (see "--U.S. FEDERAL AND U.K. TAX CONSIDERATIONS--U.S. Federal Income Tax Consequences of the Distribution to the Company and to Beneficial Owners of Company Common Stock" and "--Conditions to the Distribution"). The Distribution Record Date will be a date that is as soon as practicable following the declaration of the Distribution. Prior to the Distribution Date, all the outstanding New Gallaher Ordinary Shares will be held by The Bank of New York, as the Depositary, or its custodian (other than a nominal number of New Gallaher Ordinary Shares that will be retained by the Company for U.K. corporate law reasons) and the Company will hold an ADR evidencing ADSs which will represent all the New Gallaher Ordinary Shares held by The Bank of New York or its custodian. On the Distribution Date, the Company will deliver its ADR and the nominal number of New Gallaher Ordinary Shares held directly by it (which together will represent all the outstanding share capital of New Gallaher) to The Bank of New York, as the Distribution Agent. As soon as practical thereafter, the Distribution Agent will arrange for the mailing of ADRs to the U.S. and Canadian holders, and certificates representing New Gallaher Ordinary Shares to all other holders, of record of Company Common Stock as of the Distribution Record Date on the bases as described in the immediately preceding paragraph. All such shares will be credited as fully paid. See "--DESCRIPTION OF NEW GALLAHER ORDINARY SHARES" and "--DESCRIPTION OF AMERICAN DEPOSITARY SHARES."

  No holder of Company Common Stock will be required to pay any cash or other consideration for the ADRs or certificates representing New Gallaher Ordinary Shares received in the Distribution or to surrender or exchange shares of Company Common Stock in order to receive ADRs or certificates representing New Gallaher Ordinary Shares.

  The Company expects that no fractional ADSs or New Gallaher Ordinary Shares will need to be distributed as a result of the Distribution, except to the extent any stockholders of the Company participating in the Company's Stock Accumulation Plan and Employee Stock Purchase Plan have credited to their accounts on the Distribution Record Date a fractional share of Company Common Stock. In lieu of delivering any fractional ADSs to such stockholders, all such fractional interests will be aggregated into whole ADSs and delivered to an independent agent (the "Independent Agent"). The Independent Agent, through broker-dealers it selects, will sell such ADSs on behalf of these stockholders at such time or times, and at such prices and in such amounts, as the Independent Agent deems appropriate, and thereafter such Independent Agent will collect the net proceeds from such sales and make the appropriate payments to these stockholders.

  As a result of the Distribution, owners of Company Common Stock will become the owners of four New Gallaher Ordinary Shares for every one share of Company Common Stock held of record on the Distribution Record Date. Owners of Company Common Stock will also retain their continuing ownership interest in the Company (renamed Fortune Brands).

  Stockholders of the Company having inquiries relating to the Distribution prior to the Distribution Date should contact Kissel-Blake Inc., 110 Wall Street, New York, New York, 10005, telephone number: 1-800-554-7733, or may call either Shareholder Direct(R) at 1-800-310-5960 for recorded information about the Distribution, or the Company's Shareholder Services Department at 1-800-225-2719. Written inquiries may be directed to the Vice President and Secretary, American Brands, Inc., 1700 East Putnam Avenue, Old Greenwich, Connecticut 06870-0811.

LISTING AND TRADING OF NEW GALLAHER ORDINARY SHARES AND ADSs

  There is not currently a public market for New Gallaher Ordinary Shares or the ADSs representing such shares. Prices at which New Gallaher Ordinary Shares and ADSs may trade prior to the Distribution on a "when-issued" basis or after the Distribution cannot be predicted. Until the New Gallaher Ordinary Shares and ADSs are fully distributed and an orderly market develops, the prices at which trading in such shares occurs may fluctuate significantly. The prices at which New Gallaher Ordinary Shares and ADSs trade will be determined by the marketplace and may be influenced by many factors, including, among others, the depth and liquidity of the market for New Gallaher Ordinary Shares and ADSs, investor perception of New Gallaher and the industry in which New Gallaher participates, New Gallaher's dividend policy and general economic and market conditions. See "--DIVIDEND POLICIES--New Gallaher."

  New Gallaher intends to apply to list the ADSs on the New York Stock Exchange (the "NYSE") and the New Gallaher Ordinary Shares on the London Stock Exchange. The NYSE symbol for the ADSs is expected to be "GLH". For a description of the New Gallaher Ordinary Shares and ADSs, see "--DESCRIPTION OF NEW GALLAHER ORDINARY SHARES" and "--DESCRIPTION OF AMERICAN DEPOSITARY SHARES."

  The Company filed a request for a no-action letter with the SEC setting forth, among other things, the Company's view that the Distribution does not require registration of the New Gallaher Ordinary Shares under the Securities Act of 1933, as amended (the "Securities Act"), and has received a favorable letter from the SEC in response to this request. Accordingly, New Gallaher Ordinary Shares and ADSs distributed to the Company's stockholders in the Distribution will be freely transferable, except for securities received by persons who may be deemed to be "affiliates" of New Gallaher within the meaning of Rule 144 promulgated under the Securities Act. Persons who are affiliates of New Gallaher within the meaning of Rule 144 would be subject to such rule and may not publicly offer or sell the New Gallaher Ordinary Shares or ADSs received in connection with the Distribution except pursuant to a registration statement under the Securities Act or an exemption. However, the 90-day waiting period of Rule 144(c)(1) would not apply to such sales by affiliates.

LISTING AND TRADING OF FORTUNE BRANDS COMMON STOCK

  After the Distribution, it is expected that Fortune Brands Common Stock (formerly Company Common Stock) will continue to be listed and traded on the NYSE. The NYSE symbol for Fortune Brands Common Stock will be "FO". Following the Distribution, Fortune Brands' financial results will no longer be consolidated with Gallaher's international tobacco business, and, as a result, sales, income and other results of operations will be below those of the Company prior to the Distribution. Accordingly, as a result of the Distribution, the trading price range of Fortune Brands Common Stock immediately after the Distribution is expected to be lower than the trading price range of Company Common Stock prior to the Distribution. The combined trading prices of Fortune Brands Common Stock and the ADSs or New Gallaher Ordinary Shares held by stockholders after the Distribution may be less than, equal to or greater than the trading price of Company Common Stock prior to the Distribution. The prices at which Fortune Brands Common Stock trades after the Distribution will be determined by the marketplace and may be influenced by many factors, including, among others, the continuing depth and liquidity of the market for Fortune Brands Common Stock, investor perception of Fortune Brands' businesses, Fortune Brands' dividend policy and general and economic and market conditions. See "--DIVIDEND POLICIES--Fortune Brands."

CONDITIONS TO THE DISTRIBUTION

  The Distribution is subject to, among other things: (i) approval of the Distribution by stockholders of the Company; (ii) receipt of a favorable tax ruling from the IRS as to certain U.S. federal income tax consequences of the Distribution; (iii) final approval by the Company Board of the Distribution;
(iv) all necessary third party consents having been obtained, except for those consents which would not have a material adverse effect on the Company or New Gallaher if they were not obtained; (v) the Registration Statements on Form 20-F and F-6 to be filed by New Gallaher with respect to the ADSs being declared effective; (vi) the Board of Directors of New Gallaher (the "New Gallaher Board"), composed of the persons identified herein as the New Gallaher directors, being duly elected; (vii) the Memorandum and Articles of Association of New Gallaher being amended to be substantially in the forms delivered by New Gallaher to the Company; (viii) the ADSs being approved for listing on the NYSE and the New Gallaher Ordinary Shares being admitted to the Official List of the London Stock Exchange; (ix) the transactions contemplated by the Distribution Agreement (as defined below) in connection with the Transfers (as defined below) and other organizational matters being consummated in all material respects; (x) the Company and New Gallaher having entered into each of the agreements and other arrangements to be entered into in connection with the transactions contemplated by the Distribution Agreement, including, without limitation, the Interim Services Agreement (as defined below), the Tax Allocation Agreement (as defined below) and the Indemnification Agreement (as defined below), and each such agreement being in full force and effect; (xi) a no-action letter from the SEC regarding certain aspects of the Distribution being issued and in full force and effect; (xii) no suit, action or proceeding by or before any court of competent jurisdiction or other governmental authority having been commenced or threatened to restrain or challenge the transactions contemplated by the Distribution Agreement, and no inquiry having been received that in the reasonable judgment of the Company Board may lead to such a suit, action or proceeding; and (xiii) no order, injunction or decree having been issued by any court of competent jurisdiction or other legal restraint or prohibition preventing consummation of the Distribution being in effect. The Company Board has retained discretion to waive any of the aforementioned conditions. However, the Company Board will not waive the requirement of receipt of the favorable tax ruling from the IRS unless, in the Company Board's judgment, based on an opinion of counsel, Section 355 of the Internal Revenue Code will apply to the Distribution. Even if all the conditions have been satisfied, the Distribution Agreement may be terminated and the Distribution abandoned by the Company Board, in its sole discretion, without the approval of the Company's stockholders, at any time prior to the Distribution Date.

  As noted above, the Company Board has approved, subject to the satisfaction of the conditions discussed under this heading and the actual declaration of the dividend in respect of the Distribution, a plan to distribute all the outstanding New Gallaher Ordinary Shares.

                  FUTURE MANAGEMENT OF THE SEPARATE COMPANIES

NEW GALLAHER

  Following the Distribution it is intended that New Gallaher will be a holding company and through Gallaher will operate the tobacco business of Gallaher substantially in the manner in which it is currently operated. New Gallaher will conduct the tobacco business with substantially the same operating management with which it is presently conducted: Peter M. Wilson will be Chairman and Chief Executive; Philip R. Burchell will be Finance Director; William B. Curry will be Production and Personnel Director; Christopher T. Fielden will be Group Legal Adviser; Nigel H. Northridge will be Sales and Marketing Director; Nigel T. Simon will be International Director; and Nigel P. Bulpitt will be Company Secretary. See "--NEW GALLAHER MANAGEMENT."

FORTUNE BRANDS

  Following the Distribution it is intended that the non-tobacco businesses of the Company will continue to be operated substantially in the manner in which they are currently operated. See "--FORTUNE BRANDS MANAGEMENT--Board of Directors and Executive Officers of Fortune Brands."

                        CERTAIN ORGANIZATIONAL MATTERS

  Prior to the Distribution Date, the Company will transfer to New Gallaher the stock of ATIC Group, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("ATIC"), which is the immediate parent of Gallaher, and will prior to or shortly after the Distribution, effectuate certain other transactions intended to allocate assets and liabilities relating to the businesses of New Gallaher and Fortune Brands after the Distribution (such transfers being referred to collectively as the "Transfers"). Stockholder approval is not being sought for the Transfers and the Company could proceed with the Transfers whether or not stockholder approval is obtained for the Distribution Proposals.

  RELATIONSHIP BETWEEN NEW GALLAHER AND FORTUNE BRANDS AFTER THE DISTRIBUTION

  Gallaher is an indirect, wholly-owned subsidiary of the Company, and the financial position and results of operations of Gallaher have been included in the Company's consolidated financial statements. After the Distribution, Fortune Brands will not have any ownership interest in New Gallaher or Gallaher, and New Gallaher (after the Transfers, the parent of Gallaher) will be an independent public company. Furthermore, except as described below, all contractual relationships existing prior to the Distribution between the Company and Gallaher will be terminated except for any commercial relationships in the ordinary course of business.

  Prior to the Distribution, the Company and New Gallaher will enter into certain agreements, described below, relating to the provision of certain services on a temporary basis subsequent to the Distribution and providing for the allocation of tax and certain other liabilities and obligations. Each of the Company and New

Gallaher believes that the agreements are fair to the parties to such agreements. In each case, the terms of these agreements will have been reviewed by individuals who will be included at a senior management level of New Gallaher and Fortune Brands. The agreements contain various terms which are believed to be comparable to those used by others in similar transactions in the United States.

  Copies of the forms of certain agreements will be filed as exhibits to the Registration Statement on Form 20-F of New Gallaher in respect of the registration of the ADSs and the New Gallaher Ordinary Shares under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, the Company intends to file a Current Report on Form 8-K in connection with the Distribution, and certain agreements either will be filed as exhibits to such report or will be included in a later filing by the Company under the Exchange Act. See "OTHER MATTERS--AVAILABLE INFORMATION" and "OTHER MATTERS-- REPORTS OF NEW GALLAHER."

DISTRIBUTION AGREEMENT

  The Company, ATIC, New Gallaher and Gallaher will enter into a distribution agreement (the "Distribution Agreement") providing for, among other things, the principal corporate transactions required to effect the Transfers and the Distribution, and certain other agreements governing the relationship between Fortune Brands and New Gallaher with respect to or in consequence of the Distribution.

  Prior to the Distribution, New Gallaher will distribute pounds sterling in the range of 925 million (net cash proceeds of approximately $1.25 billion) to the Company (the "Distribution Payment"). New Gallaher will fund the Distribution Payment with new bank borrowings and available cash and the Company will initially use the funds received to repay its short-term indebtedness, with the remainder to be utilized for working capital purposes. The ultimate use of the proceeds may differ from the assumptions used herein. The effect of these transactions will be to adjust the post-Distribution capital structure of each company by decreasing the consolidated debt of the Company and increasing the consolidated debt of New Gallaher. The amount of the Distribution Payment takes into account the ability of each of the companies to generate cash flow with the intention of establishing a strong capital structure for each company.

  Subject to certain exceptions, the Distribution Agreement provides for certain cross-indemnities principally designed to place financial responsibility for the liabilities of New Gallaher and its subsidiaries with New Gallaher and financial responsibility for the liabilities of Fortune Brands and its subsidiaries with Fortune Brands. In addition, the Distribution Agreement provides that each of Fortune Brands and New Gallaher will indemnify the other in the event of certain liabilities, including liabilities arising under the Exchange Act and the Financial Services Act 1986.

  The Distribution Agreement also deals with insurance matters, including provision for the allocation of benefits between Fortune Brands and New Gallaher under certain existing insurance policies after the Distribution Date and for the administration of insured claims. The Distribution Agreement also requires each of Fortune Brands and New Gallaher to maintain for a period of time after the Distribution Date a directors' and officers' liability insurance policy providing comparable coverage on substantially the same terms for events occurring prior to the Distribution Date for all persons who are or were directors and officers of the respective company and its subsidiaries as of the Distribution Date as existed under the Company's existing directors' and officers' liability insurance policies.

  The Distribution Agreement provides that, in general, except as otherwise set forth therein, in the Tax Allocation Agreement (as defined below) or in the Interim Services Agreement (as defined below), all costs and expenses incurred on or prior to the Distribution Date in connection with the Distribution will be allocated taking into consideration the party for whose benefit the expenses are incurred. In addition, except as otherwise set forth in the Distribution Agreement, the Tax Allocation Agreement or the Interim Services Agreement, each of Fortune Brands and New Gallaher will bear its own costs and expenses incurred after the Distribution Date.

  The Distribution Agreement provides that various conditions must be satisfied (or waived as described below) or the Distribution will not be made. See "--THE DISTRIBUTION--Conditions to the Distribution." The Company Board has retained discretion to waive any such conditions. However, the Company Board will not waive the requirement of receipt of a favorable tax ruling from the IRS unless, in the Company Board's judgment, based on an opinion of counsel, Section 355 of the Internal Revenue Code will apply to the Distribution. Even if all the conditions have been satisfied, the Distribution Agreement may be terminated and the Distribution abandoned by the Company Board, in its sole discretion, without the approval of the Company's stockholders, at any time prior to the Distribution Date.

INDEMNIFICATION AGREEMENT

  Prior to the Distribution, the Company, ATIC, New Gallaher and Gallaher will enter into an indemnification agreement (the "Indemnification Agreement") pursuant to which, among other things, ATIC, New Gallaher and Gallaher (the "Indemnitors") will jointly and severally indemnify the Company against claims arising from smoking and health and fire safe cigarette matters relating to the tobacco business of Gallaher. In support of this indemnity, the Indemnitors have agreed to obtain similar indemnities in favor of the Company in the event of the transfer or licensing of certain assets to third parties.

TAX ALLOCATION AGREEMENT

  Prior to the Distribution, the Company, New Gallaher and Gallaher will enter into a tax allocation agreement (the "Tax Allocation Agreement") which provides, among other things, for the allocation between the parties thereto of responsibility for federal, state, local and foreign tax liabilities for periods before and after the Distribution Date and related matters such as the filing of tax returns and the conduct of audits and other tax proceedings. In general, the Tax Allocation Agreement provides that New Gallaher and Gallaher will be responsible for all such taxes of New Gallaher and its subsidiaries, and that Fortune Brands will be responsible for all such taxes of Fortune Brands and its subsidiaries (including, in each case, subsidiaries disposed of to third parties in respect of taxes arising in the periods in which they were subsidiaries), except that Fortune Brands will be responsible for 50% of the taxes attributable to any loss of tax deduction for interest paid on borrowings to fund the Distribution Payment under the New Gallaher Facility (as defined below), subject to a maximum Fortune Brands responsibility of (Pounds)65 million (approximately $100 million), as well as 50% of the tax, if any, incurred by New Gallaher on any indemnification payment by Fortune Brands in respect of any such loss of tax deduction.

  The Tax Allocation Agreement also allocates between Fortune Brands, on the one hand, and New Gallaher and Gallaher, on the other hand, responsibility for any taxes which may arise in connection with separating New Gallaher from the Company. Fortune Brands will be responsible for any U.S. federal, state or local income taxes imposed on the Company in connection with the Distribution in respect of New Gallaher Ordinary Shares or ADSs distributed to foreign beneficial holders of Company Common Stock as well as for any federal, state or local income taxes imposed on the Company as a result of the failure of the Distribution to qualify as a spin-off under Section 355 of the Internal Revenue Code. Notwithstanding the foregoing, New Gallaher and Gallaher will be responsible for any federal, state and local income taxes imposed on the Company or its stockholders as a result of the failure of the Distribution to qualify as a spin-off under Section 355 of the Internal Revenue Code or certain related transactions to qualify as tax-free under the Internal Revenue Code if such failure is attributable to certain actions by or in respect of New Gallaher (including its subsidiaries), such as the acquisition of New Gallaher by a third party within a period that would cause such a failure. In the event that such taxes become payable by New Gallaher or Gallaher, such payment would have a material adverse effect on the financial position, results of operations and cash flow of New Gallaher.

  The Tax Allocation Agreement also provides for a payment to be made either by New Gallaher or Gallaher or by the Company in the event that the value of the dividend in kind of the share capital of The Whyte & Mackay Group PLC by Gallaher in April 1996 to the Company is determined by the U.K. Inland Revenue to be greater or less than (Pounds)323 million. The payment is to cover any additional tax credit payable, or any excess tax credit paid, by Gallaher in respect of advance corporation tax attributable to the dividend in kind.

  Though valid as between the parties thereto, the Tax Allocation Agreement is not binding on the IRS.

INTERIM SERVICES AGREEMENT

  The Company and New Gallaher will enter into an interim services agreement (the "Interim Services Agreement") prior to the Distribution Date. Pursuant to the Interim Services Agreement, Fortune Brands will provide to New Gallaher and New Gallaher will provide to Fortune Brands, after the Distribution Date, certain services which prior to the Distribution Date have been provided to Gallaher by the Company or to the Company by Gallaher (the "Services"). The Services will be provided on mutually agreed terms. It is not anticipated that the Services will generally be provided beyond a term of one year after the Distribution.

                               DIVIDEND POLICIES

NEW GALLAHER

  The declaration and payment of dividends by New Gallaher is at the discretion of the New Gallaher Board. Although the New Gallaher Board may recommend a final dividend, the payment of such final dividend each year requires shareholder approval, which typically is sought at the annual general meeting in the following year. New Gallaher intends to pay interim and final dividends in November and May, respectively. It is anticipated that interim dividends will be approximately one-third of the total annual dividend paid. However, it is currently contemplated that, as a transitional measure in respect of 1997 in recognition of the historic pattern of dividends paid by the Company, New Gallaher will pay an interim and final dividend of equal amounts. For illustrative purposes, the New Gallaher Board estimates that the total dividend in respect of the fiscal year ended December 31, 1996 would have amounted to 77 pence per ADS, or approximately $1.20 based on a $1.56 sterling exchange rate (the exchange rate on the date of the announcement of the Distribution) exclusive of a related tax credit equal to 25% of the net dividend for eligible U.S. and U.K. taxpayers. This illustrative 1996 dividend has been estimated on the basis that New Gallaher had been a publicly-held company since January 1, 1996 with the capital structure and borrowings of New Gallaher which are expected to be in place on the Distribution Date. The New Gallaher Board intends to evaluate its dividend policy in the future, from time to time, in the light of New Gallaher's results of operations, financial condition, cash requirements, future prospects and other factors (including taxation) it deems relevant. However, there can be no assurance that any dividends will be paid in the future. For a discussion of the tax treatment of dividends, see "U.S. FEDERAL AND U.K. TAX TREATMENT OF NEW GALLAHER SHAREHOLDERS."

FORTUNE BRANDS

  The declaration and payment of dividends by Fortune Brands is at the discretion of the Fortune Brands Board. It is currently contemplated that the cash dividend on the Fortune Brands Common Stock after the Distribution will be at an initial annualized rate of $0.80 per share. The Fortune Brands Board intends to evaluate its dividend policy in the future, from time to time, in light of Fortune Brands' results of operations, financial condition, cash requirements, future prospects and other factors it deems relevant. However, there can be no assurance that any dividends will be paid in the future.

               DIVIDENDS AND PRICE RANGE OF COMPANY COMMON STOCK

  The Company Common Stock is listed and traded on the NYSE. The following table reflects the high and low sales prices per share of Company Common Stock, as reported in the NYSE Composite Transaction Reporting System. The table also sets forth the cash dividends paid per share of Company Common Stock in the period actually paid.

                                                   PRICE RANGE
                                                   OF COMPANY
                                                  COMMON STOCK   CASH DIVIDENDS
                                                 --------------- PAID ON COMPANY
                                                  HIGH     LOW    COMMON STOCK
                                                 ------- ------- ---------------
1994
  First Quarter................................. $35 7/8 $29 7/8      $.4925
  Second Quarter................................  34 3/4  29 3/8       .50
  Third Quarter.................................  37 1/8  31 1/2       .50
  Fourth Quarter................................  38 3/8  32 7/8       .50
1995
  First Quarter.................................  39 7/8  36 5/8       .50
  Second Quarter................................  42 1/8  37 1/2       .50
  Third Quarter.................................  43 1/2  38 5/8       .50
  Fourth Quarter................................  47 1/4  40 3/8       .50
1996
  First Quarter.................................  47 7/8  42 3/8       .50
  Second Quarter................................  46 1/8  39 7/8       .50
  Third Quarter.................................  46 7/8  40           .50
  Fourth Quarter................................  50 1/8  41 3/4       .50

  On October 7, 1996, the last trading day before the Company announced the Distribution, the high and low sales prices for Company Common Stock on the NYSE Composite Transaction Reporting System were $44 1/2 and $43 3/4, respectively. On March 11, 1997, the last trading day for which quotations were available at the time of the printing of this Proxy Statement, the closing price for Company Common Stock on the NYSE Composite Transaction Reporting System was $52 3/4. STOCKHOLDERS ARE URGED TO OBTAIN CURRENT TRADING PRICE INFORMATION. The Company Common Stock is also listed on the Amsterdam, Antwerp, Basel, Brussels, Dusseldorf, Frankfurt, Geneva, London and Zurich exchanges.

  For a discussion of the impact of the Distribution on the trading price of Company Common Stock, see "--THE DISTRIBUTION--Listing and Trading of Fortune Brands Common Stock." For a discussion of the dividend policy of New Gallaher and Fortune Brands after the Distribution, see "--DIVIDEND POLICIES."

  There has not been any established public trading market for New Gallaher Ordinary Shares or ADSs. For a discussion of certain matters in respect thereof, see "--THE DISTRIBUTION--Listing and Trading of New Gallaher Ordinary Shares and ADSs."

                          ALLOCATION OF INDEBTEDNESS

  In connection with the Distribution, management of the Company intends to allocate the consolidated indebtedness of the Company between New Gallaher and Fortune Brands. The amounts to be allocated take into account the ability of each of the companies to generate cash flow with the intention of establishing a strong capital structure for each company. Such allocation will be accomplished by New Gallaher distributing pounds sterling in the range of 925 million (net cash proceeds of approximately $1.25 billion) to the Company prior to the Distribution. New Gallaher intends to fund the Distribution Payment with available cash and new bank borrowings.

  New Gallaher has entered into a credit agreement (the "Credit Agreement") with certain banks for a pounds sterling 1.2 billion five year multicurrency revolving credit facility (the "New Gallaher Facility") for the use of New Gallaher and, upon Gallaher becoming a party to the Credit Agreement by signing an accession agreement, Gallaher (together, the "Borrowers") in connection with the Distribution and subsequently for general corporate purposes. The New Gallaher Facility is not secured and any indebtedness thereunder will rank at least pari passu with other unsecured indebtedness of the Borrowers. Pricing on the New Gallaher Facility reflects the credit standing of New Gallaher and Gallaher after the Distribution.

  The Credit Agreement contains certain restrictions on the Borrowers, including ones that (i) require maintenance of a specified level of consolidated operating profit in relation to consolidated net interest expense, (ii) limit the incurrence of subsidiary indebtedness, (iii) limit the creation of security interests and (iv) limit the ability of New Gallaher and its subsidiaries to dispose of assets. Any indebtedness outstanding under the New Gallaher Facility and/or any remaining commitment under the New Gallaher Facility will become due and payable and/or cancelled should certain events of default occur, including a failure to pay interest, principal or fees when due, certain insolvency events, and a failure to comply with various covenants including those noted above. In addition, if the Distribution and the listing of the New Gallaher Ordinary Shares on the London Stock Exchange does not occur, or it is clear that they could not occur, on or before October 31, 1997, the New Gallaher Facility will terminate effective November 1, 1997 and the Company is obligated to repay the lenders any amounts outstanding under the New Gallaher Facility, together with accrued interest thereon.

  The U.K. Inland Revenue has indicated to New Gallaher that interest payable by New Gallaher on its borrowings under the New Gallaher Facility to fund the Distribution Payment will not be deductible for U.K. corporation tax purposes. The New Gallaher directors, based on advice of New Gallaher's solicitors and an opinion of leading tax counsel in the U.K., believe that the U.K. Inland Revenue position is incorrect, and New Gallaher intends to deduct the interest and, if necessary, challenge the U.K. Inland Revenue's position during any subsequent tax audit and in the courts. The Company has agreed to indemnify New Gallaher for 50% of the taxes attributable to such possible lost tax deductions, if any, subject to a maximum indemnification of (Pounds)65 million (approximately $100 million), as well as 50% of the tax, if any, incurred by New Gallaher on this indemnity payment. See "--RELATIONSHIP BETWEEN NEW GALLAHER AND FORTUNE BRANDS AFTER THE DISTRIBUTION--Tax Allocation Agreement."

  Management of the Company believes that there is sufficient financing capability in respect of each of New Gallaher and Fortune Brands to accomplish the allocation of indebtedness contemplated.

               INTERESTS OF CERTAIN PERSONS IN THE DISTRIBUTION

  As a result of the Distribution, individuals who are directors and executive officers of the Company and certain individuals who will be directors and executive officers of New Gallaher or Fortune Brands will receive ADSs or New Gallaher Ordinary Shares in respect of the Company Common Stock held by such individuals in their capacities as stockholders of the Company. See "--NEW GALLAHER MANAGEMENT--Ownership of New Gallaher Ordinary Shares."

  Stock options and performance awards held by (i) individuals who are directors and executive officers of the Company and (ii) certain individuals who will be directors and officers of New Gallaher, will be adjusted or cashed-out in connection with the Distribution.

  Information concerning the management and executive compensation arrangements of New Gallaher and Fortune Brands after the Distribution is set forth under "--NEW GALLAHER MANAGEMENT--Compensation of Directors and Officers" and "THE ADDITIONAL PROPOSALS--ELECTION OF DIRECTORS--EXECUTIVE COMPENSATION."

                             REGULATORY APPROVALS

  The Company does not believe that any material federal, state or foreign regulatory approvals will be necessary in connection with the Distribution.

                             ACCOUNTING TREATMENT

  Subsequent to approval of the Distribution Proposals at the Annual Meeting and receipt of the IRS ruling discussed above, the Company will present the net assets and results of Gallaher's tobacco business as a discontinued operation for all periods prior to the Distribution. The consolidated financial statements of Fortune Brands for periods subsequent to the Distribution will not include the net assets or results of New Gallaher. In addition, as a result of the Distribution, the Company will also reclassify the net assets and results of operations of The American Tobacco Company, which was sold in December 1994, as a discontinued operation for all prior periods. See "--FORTUNE BRANDS, INC. PRO FORMA CONDENSED FINANCIAL STATEMENTS."

  After the Distribution, New Gallaher will present its financial position and results of operations in its separate company financial statements, which will be prepared in accordance with accounting principles generally accepted in the U.K. and in pounds sterling. The historical financial statements of New Gallaher contained in this Proxy Statement are presented in conformity with U.K. accounting principles, in pounds sterling and as if New Gallaher had been a separate company for all periods presented. See "--NEW GALLAHER PRO FORMA CONDENSED FINANCIAL STATEMENTS" and the Consolidated Financial Statements for each of the three years in the period ended December 31, 1996 contained elsewhere in this Proxy Statement, which include a reconciliation of certain New Gallaher financial data to amounts prepared in conformity with accounting principles generally accepted in the U.S.

                                 NEW GALLAHER
                SELECTED CONSOLIDATED HISTORICAL FINANCIAL DATA

  The selected consolidated historical financial data presented below has been prepared as if Gallaher, together with ATIC, had been in existence on a stand-alone basis for the entire period. This financial information has been presented elsewhere in this Proxy Statement as that of New Gallaher or Gallaher Group Plc.

  The selected consolidated historical financial data presented below has been derived from New Gallaher's Consolidated Financial Statements for each of the five years in the period ended December 31, 1996, and is presented in accordance with accounting principles generally accepted in the U.K. ("UK GAAP"), in pounds sterling with a convenience column in US dollars for the year ended December 31, 1996, and as if New Gallaher had been a separate company for all periods presented. The Consolidated Financial Statements for each of the three years in the period ended December 31, 1996 are included elsewhere in this Proxy Statement.

  The selected consolidated historical financial data set forth below should be read in conjunction with the New Gallaher Consolidated Financial Statements and notes thereto and "NEW GALLAHER MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" included elsewhere in this Proxy Statement.

                                                          YEAR ENDED DECEMBER 31,
                          ---------------------------------------------------------------------------------------------
                          1996 (i)       1996             1995             1994             1993             1992
                          --------  ---------------  ---------------  ---------------  ---------------  ---------------
                                                  (UK GAAP IN MILLIONS, EXCEPT PER SHARE DATA)
OPERATING DATA
Turnover (including
 duty) (ii)
 Continuing: U.K. ......  $6,458.0  (Pounds)3,772.2  (Pounds)3,557.5  (Pounds)3,537.2  (Pounds)3,667.6  (Pounds)3,357.8
     International......   1,026.8            599.8            520.9            468.5            319.8            248.5
 Discontinued...........      96.4             56.3            564.9          1,024.5          1,072.5          1,106.5
                          --------  ---------------  ---------------  ---------------  ---------------  ---------------
                          $7,581.2  (Pounds)4,428.3  (Pounds)4,643.3  (Pounds)5,030.2  (Pounds)5,059.9  (Pounds)4,712.8
                          ========  ===============  ===============  ===============  ===============  ===============
Operating profit (iii)
 Continuing: U.K. ......  $  395.5  (Pounds)  231.0  (Pounds)  291.3  (Pounds)  282.3  (Pounds)  291.0  (Pounds)  281.6
     International......     111.3             65.0             46.1             50.6             39.4             25.1
 Discontinued...........       4.3              2.5              5.8             23.6             27.8             16.6
                          --------  ---------------  ---------------  ---------------  ---------------  ---------------
                          $  511.1  (Pounds)  298.5  (Pounds)  343.2  (Pounds)  356.5  (Pounds)  358.2  (Pounds)  323.3
                          ========  ===============  ===============  ===============  ===============  ===============
Profit for the financial
 period (iv)............  $  378.0  (Pounds)  220.8  (Pounds)  196.1  (Pounds)  161.0  (Pounds)  230.9  (Pounds)  203.1
                          ========  ===============  ===============  ===============  ===============  ===============
Earnings per share (v)..  $    .54            31.5p            28.0p            23.0p            33.0p            29.0p
                          ========  ===============  ===============  ===============  ===============  ===============
Dividends per
 share (v)..............  $   1.80           105.4p            20.8p            22.8p            30.4p            19.9p
                          ========  ===============  ===============  ===============  ===============  ===============
BALANCE SHEET DATA
Current assets..........  $2,138.2  (Pounds)1,249.0  (Pounds)1,108.1  (Pounds)1,414.5  (Pounds)1,290.7  (Pounds)  969.1
Net current assets
 (liabilities) (vi).....     387.2            226.2            222.4            130.7            (70.3)            58.6
Total assets............   2,565.5          1,498.6          1,845.3          2,185.7          2,192.4          1,681.1
Net assets..............     505.6            295.3            826.0            772.8            685.4            681.8
Capital employed (vii)
 Continuing: U.K. ......  $1,063.7  (Pounds)  621.3  (Pounds)  522.3  (Pounds)  388.7  (Pounds)  349.8  (Pounds)  202.5
     International......      52.0             30.4              1.0             15.9             17.2             21.7
 Discontinued...........       --               --             602.4            748.0            962.6            716.6
 Interest bearing net
  assets (liabilities)..    (610.1)          (356.4)          (299.7)          (379.8)          (644.2)          (259.0)
                          --------  ---------------  ---------------  ---------------  ---------------  ---------------
                          $  505.6  (Pounds)  295.3  (Pounds)  826.0  (Pounds)  772.8  (Pounds)  685.4  (Pounds)  681.8
                          ========  ===============  ===============  ===============  ===============  ===============
OTHER DATA
EBITDA (viii)...........  $  582.3  (Pounds)  340.1  (Pounds)  358.4  (Pounds)  366.1  (Pounds)  419.4  (Pounds)  379.0
EBITDA as adjusted (ix)
 Continuing: U.K. ......     562.4            328.5            309.2            308.4            309.9            298.3
     International......     118.7             69.3             50.1             56.8             40.8             26.1
 Discontinued...........      13.3              7.8             24.3             63.9             68.7             54.6

                                                 YEAR ENDED
                                                DECEMBER 31,
                                       -------------------------------
                                            1996            1995
                                       --------------- ---------------
                                            (US GAAP IN MILLIONS,
                                            EXCEPT  PER SHARE DATA)
OPERATING DATA
Net sales............................. (Pounds)4,372.9 (Pounds)4,079.4
Income--continuing operations.........           235.7           262.9
Net income (x)........................           233.8           215.1
Earnings per share--continuing
 operations (xi)......................            2.77            3.09
Earnings per share--net income (xi)...            2.75            2.53
Dividends per share (xi)..............            8.67            1.71
BALANCE SHEET DATA
Total assets.......................... (Pounds)1,603.9 (Pounds)1,950.3

(i) The pound sterling amounts presented for the year ended December 31, 1996 have been translated into U.S. dollars at the rate of $1.712 to the pound sterling, which was the selling rate as quoted at 3 p.m. Eastern time by Dow Jones Telerate Inc. on December 31, 1996. (See note 2(b) to New Gallaher Consolidated Financial Statements.)
(ii) Turnover represents net sales.
(iii) Operating profit represents turnover less cost of sales, duty and all expenses, excluding exceptional items relating to discontinued operations, net interest, investment income and taxes. 1996 U.K. operating profit is net of the exceptional charge of (Pounds)65.5 million relating to the Hyde factory closing.
(iv) Profit for financial period represents net income.
(v) Earnings and dividends per equity share are calculated based on profits for the financial period and total dividends, respectively, divided by an estimate of the approximate maximum number of New Gallaher Ordinary Shares which are expected to be outstanding immediately after the Distribution (700,000,000 shares).
(vi) Net current assets (liabilities) is equivalent to working capital.
(vii) Capital employed represents net assets exclusive of interest bearing assets and liabilities.
(viii) EBITDA is defined as profit before interest expense, taxation and depreciation and amortization. Management believes that EBITDA is a measure commonly used by analysts and investors. Accordingly, this information has been presented to permit a more complete analysis of New Gallaher's operating performance. EBITDA should not be considered a substitute for profit after taxation, net income or cash flow data prepared in accordance with generally accepted accounting principles in the U.K. or the U.S. as a measure of the profitability or liquidity of New Gallaher.
(ix) EBITDA as adjusted reflects EBITDA (as defined above), adjusted to exclude exceptional items relating to discontinued operations and the 1996 exceptional charge of (Pounds)65.5 million relating to the Hyde factory closing.
(x) For a reconciliation of net income between UK and US GAAP for each of the two years in the period ended December 31, 1996, see note 35 to New Gallaher Consolidated Financial Statements.
(xi) Earnings and dividends per share under US GAAP are calculated based on the historical number of Gallaher Limited Ordinary Shares outstanding during the periods presented (85,056,000 shares).

  The following table sets forth pounds sterling selling rates as quoted at 3 p.m. Eastern time by Dow Jones Telerate Inc. and other sources as published daily in The Wall Street Journal. Such rates are expressed as U.S. dollars per pound sterling. On March 3, 1997, the 3 p.m. selling rate was $1.6167 per pound sterling.

                                                YEAR ENDED DECEMBER 31,
                                        ---------------------------------------
                                         1996    1995    1994    1993    1992
                                        ------- ------- ------- ------- -------
Exchange rate at end of period......... $1.7120 $1.5530 $1.5650 $1.4795 $1.5145
Average exchange rate for period.......  1.5627  1.5793  1.5322  1.5027  1.7668
Highest exchange rate during period....  1.7120  1.6405  1.6377  1.5860  2.0067
Lowest exchange rate during period.....  1.4925  1.5315  1.4605  1.4180  1.4940

                                 NEW GALLAHER

                     MANAGEMENT'S DISCUSSION AND ANALYSIS
               OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

  The New Gallaher Management's Discussion and Analysis of Financial Condition and Results of Operations set forth below should be read in conjunction with the New Gallaher Selected Consolidated Historical Financial Data and New Gallaher Consolidated Financial Statements, and notes thereto, included elsewhere in this Proxy Statement.

GENERAL

  Gallaher is the largest manufacturer of tobacco products for the U.K. market and manufactures and markets a range of cigarettes, cigars and pipe and handrolling tobacco products. Most of this business, 92.7% of total U.K. turnover from continuing operations in 1996, consists of the sale of cigarettes, principally in the premium sector.

  In 1996, Gallaher's continuing operations had total turnover of (Pounds)4,372.0 million, of which (Pounds)3,772.2 million or 86.3% was in the U.K., and total operating profit of (Pounds)296.0 million, of which (Pounds)231.0 million or 78.0% was also in the U.K. Excluding the exceptional cost of sales charge of (Pounds)65.5 million relating to the announced closing of the Hyde factory, total operating profit was (Pounds)361.5 million, of which (Pounds)296.5 million, or 82.0%, was in the U.K.

  The sale of Gallaher's cigarettes in selected international markets is an important part of its operations, accounting for 28.9% of Gallaher's total cigarette unit sales in 1996. The sale of Gallaher's tobacco products in selected international markets accounted for 13.7% of turnover from continuing operations in 1996, and Gallaher sold tobacco products in over 35 countries, with international sales concentrated primarily in the Republic of Ireland, continental western Europe and the former Soviet Union.

  Gallaher is currently an indirect, wholly-owned subsidiary of the Company. In connection with the Distribution, Gallaher will become a wholly-owned subsidiary of New Gallaher, which will be separated from the Company and become independently quoted on the London Stock Exchange and the NYSE. After the Distribution, the Company will have no equity ownership in New Gallaher or Gallaher. The discussion and analysis which follows has been prepared in respect of the historic results of operations of Gallaher, adjusted to include the results of ATIC, the direct parent of Gallaher, on a consolidated basis. ATIC will be transferred to New Gallaher in connection with the Distribution. No other adjustments have been made to Gallaher's historic results to reflect the expected effects of the Distribution, whether in respect of financing or of intercompany services and charges.

  The tobacco market in developed economies has been subject to significant regulatory influence and/or voluntary agreements with governments in recent years, including the levying of substantial tax and duty charges, the imposition of restrictions on advertising and marketing, the introduction of health warnings on packaging, restrictions on the tar content of cigarettes and the prohibition of smoking in many public places. Partly as a result of certain of these measures, tobacco consumption in certain of Gallaher's principal markets has declined in recent years and Gallaher expects this trend to continue. Gallaher has taken steps to limit the impact of this decline on its operations. Gallaher has invested heavily in its brands to build brand recognition and thereby strengthen its position in the event that further restrictions are imposed on tobacco advertising. In the U.K., its principal market, Gallaher has broadened its portfolio through product launches and brand extensions in order to benefit from growth in specific sectors of the market, such as those for lower tar and lower price cigarettes, and to increase its ability to compete for market share. Gallaher has also established market positions in the Republic of Ireland, key markets in continental western Europe and part of the former Soviet Union, further reducing its sensitivity to regulatory changes in any single country.

  Advertising, promotion and brand building play a key role in Gallaher's business, with significant expenditure on programs in the U.K. and overseas to support its key brands and to develop the markets for new brands and brand extensions. It is possible, however, that any further regulation in respect of advertising and promotion in its key markets would have an adverse effect on Gallaher's sales and operating performance. A general election is to take place in the U.K. before the end of May 1997. The U.K. Labour Party has indicated that if it were to form the next government, it would legislate further advertising restrictions on tobacco products. It is unclear which forms of marketing and promotion would be affected and to what extent, if any, this would affect sales and profitability in the U.K. tobacco market.

  A significant factor affecting Gallaher's operations is the government duty on tobacco products. Such duty represents a significant cost to tobacco companies and Gallaher includes these amounts in both turnover and cost of sales. The current U.K. government has expressed an intent to increase duty on tobacco products by an average of at least 3% per annum in excess of the rate of inflation. This represents an annual direct increase in cost of sales for Gallaher, which, if passed on to the retail trade, would be expected to affect the consumption of tobacco products. Gallaher has generally passed on the full duty increases to its customers in recent years with the result that these amounts are included in net sales and cost of sales. The continuing impact of price increases in the U.K. cigarette market, principally due to substantial duty increases in recent years, has reduced annual industry volumes, led to greater price competition and accelerated trading down by consumers to lower price cigarette brands, resulting in pressure on margins. These changes are particularly affecting Gallaher, the majority of whose sales are in the premium sector of the U.K. cigarette market.

  The imposition of duty increases in the U.K. government's budget announcement also affects the annual pattern of Gallaher's turnover and inventory values. Historically, Gallaher's sales in the U.K. have peaked in the weeks preceding the budget announcement, as trade customers have sought to avoid the expected duty increases by acquiring inventories of tobacco products at pre-budget prices. In addition, as a result of paying duty at the pre-budget rate, Gallaher has held significantly higher inventory values in the months immediately following the U.K. government's budget statement. Any change in the timing of the budget announcement, or in the regulations relating to the application of duty increases, could have a material impact on Gallaher's operating performance, as could the outcome of pending litigation, not involving Gallaher, if it resulted in commercial organizations being entitled to act as agents for U.K. individuals to bring into the U.K. tobacco products on which duty had been paid in another European Union ("EU") member state without the need to pay U.K. excise duty.

  Tobacco manufacturers in the U.K., including Gallaher, have been sued by parties seeking damages for ailments claimed to have resulted from tobacco use. To date, there has been no recovery of damages against Gallaher in any action alleging that its tobacco products have resulted in human ailments. Gallaher believes that there are meritorious defenses to the actions pending against it. There can, however, be no assurance that favorable decisions will be achieved in the proceedings pending against Gallaher, that additional proceedings will not be commenced against Gallaher in the U.K. or elsewhere, or that Gallaher will not incur damages or that, if incurred, such damages will not be material. Regardless of the outcome of the pending litigation, the costs of defending these claims could be substantial and will not be fully recoverable from unsuccessful plaintiffs. See "--NEW GALLAHER BUSINESS AND PROPERTIES--Legal Proceedings."

THE UNITED KINGDOM

  Sales of cigarettes in the U.K. have been in gradual decline since their peak in 1973, with cigarette consumer sales falling by an average of 2.5% per annum over the period 1992 to 1996. Within this overall downward trend, however, growth has been apparent in certain sectors of the U.K. market, more recently in those for lower tar products and lower price brands.

  Gallaher's share of the U.K. unit sales to consumers increased significantly from a level of 32.3% in 1985 to a peak of 42.9% in 1990 and was 39.1% in 1996. In 1988, Gallaher became the cigarette market leader in the U.K. The growth in Gallaher's market share was achieved through, among other measures, the introduction of a series of creative advertising campaigns to build consumer awareness of Gallaher's products and the launches of new brands and brand extensions. The reduction in market share in recent years has been primarily a result of the trend away from premium price cigarettes to lower price products.

INTERNATIONAL

  Gallaher's international activities are concentrated in the markets of the Republic of Ireland, the former Soviet Union, France, Greece, Germany, Belgium and the Canary Islands. Gallaher plans to develop niche positions in certain markets in the Asia Pacific region. In addition to sales in duty paid markets, duty free sales to travelers and tourists are also a significant part of Gallaher's international business.

  Market trends in continental western Europe are generally similar to those in the U.K., with a longer term overall decline in the demand for cigarettes and increasing regulatory intervention. In the emerging economies of the former Soviet Union and Asia Pacific, however, sales of western-style cigarettes are generally increasing. Gallaher's objective is to develop a balanced portfolio of interests in established markets and in emerging markets with strong growth opportunities, either independently or through joint arrangements. In order to focus on its existing initiatives, Gallaher has no present intention of seeking opportunities in Africa or North or South America.

                             RESULTS OF OPERATIONS

  The following table sets out a summary of New Gallaher's consolidated trading results including ATIC for each of the five years in the period ended December 31, 1996.

                                                     YEAR ENDED DECEMBER 31,
                         -----------------------------------------------------------------------------------
                              1996             1995             1994             1993             1992
                         ---------------  ---------------  ---------------  ---------------  ---------------
                                                      (UK GAAP IN MILLIONS)
Turnover
 U.K. .................. (Pounds)3,772.2  (Pounds)3,557.5  (Pounds)3,537.2  (Pounds)3,667.6  (Pounds)3,357.8
 International..........           599.8            520.9            468.5            319.8            248.5
                         ---------------  ---------------  ---------------  ---------------  ---------------
 Continuing operations..         4,372.0          4,078.4          4,005.7          3,987.4          3,606.3
 Discontinued opera-
  tions.................            56.3            564.9          1,024.5          1,072.5          1,106.5
                         ---------------  ---------------  ---------------  ---------------  ---------------
                                 4,428.3          4,643.3          5,030.2          5,059.9          4,712.8
Duty
 U.K....................         3,025.6          2,829.9          2,794.4          2,869.6          2,618.4
 International..........           383.4            322.7            282.0            181.1            143.6
                         ---------------  ---------------  ---------------  ---------------  ---------------
 Continuing operations..         3,409.0          3,152.6          3,076.4          3,050.7          2,762.0
 Discontinued opera-
  tions.................            16.2             74.0             71.3             70.0             69.9
                         ---------------  ---------------  ---------------  ---------------  ---------------
                                 3,425.2          3,226.6          3,147.7          3,120.7          2,831.9
Other costs and over-
 heads..................           704.6          1,073.5          1,526.0          1,581.0          1,557.6
Operating profit (i)
 U.K. (ii)..............           231.0            291.3            282.3            291.0            281.6
 International..........            65.0             46.1             50.6             39.4             25.1
                         ---------------  ---------------  ---------------  ---------------  ---------------
 Continuing operations..           296.0            337.4            332.9            330.4            306.7
 Discontinued opera-
  tions.................             2.5              5.8             23.6             27.8             16.6
                         ---------------  ---------------  ---------------  ---------------  ---------------
                         (Pounds)  298.5  (Pounds)  343.2  (Pounds)  356.5  (Pounds)  358.2  (Pounds)  323.3
                         ===============  ===============  ===============  ===============  ===============
Operating margin (iii)
 U.K....................            30.9%            40.0%            38.0%            36.5%            38.1%
 International..........            30.0             23.3             27.1             28.4             23.9
 Continuing.............            30.7             36.4             35.8             35.3             36.3

--------
Notes
(i) Operating profit represents turnover less cost of sales, duty and all expenses, excluding exceptional items relating to discontinued operations, net interest, investment income and taxes. 1996 U.K. operating profit is net of the exceptional charge of (Pounds)65.5 million relating to the Hyde factory closing.
(ii) Consolidation adjustments in respect of unrealized profit on sales by Gallaher's tobacco business to its discontinued retail distribution business are included within the results of the U.K. continuing operations.
(iii) Operating profit as a percentage of turnover excluding duty.

  Since 1993, Gallaher has disposed of a number of non-tobacco businesses by distribution to the Company or by sale. JBB (Greater Europe) PLC (formerly The Whyte & Mackay Group PLC) (distilled spirits) was transferred to the Company in 1996 and Dollond & Aitchison (optical goods and services), Forbuoys Limited, Marshell Group Limited and TM Group Limited (all retail distribution) and Prestige (housewares) were sold in previous years. The results of these businesses are included in the table above within discontinued operations prior to their disposal. Gallaher is now able to focus its financial and management resources on its tobacco operations.

OVERVIEW

  Over the period 1992 to 1996, Gallaher achieved a compound annual growth rate in turnover from continuing operations of 4.9% and a compound annual growth rate in operating profit from continuing operations (before exceptional cost of sales in 1996) of 4.2%.

  New Gallaher believes that Gallaher's improvement in operating profit has been achieved through a combination of price increases, initiatives taken to defend the leading market share positions in the U.K. of its Benson and Hedges and Silk Cut cigarette brands, the successful launch of new products in the lower tar and lower price sectors of the market, improved operational efficiency and increasing contributions from international markets. In the same period, total cigarette consumption in certain of Gallaher's principal markets declined, with total consumer sales in the U.K. falling by an average of 2.5% per annum.

  New Gallaher believes that Gallaher's U.K. market performance relative to its competitors is most appropriately measured by reference to consumer sales, which represent the total unit sales made by retailers to consumers. The financial results of its operations, however, are more closely related to trade sales, which are the unit sales made by Gallaher to its customers in the retail and distribution trades. In any financial year, consumer sales and trade sales of Gallaher's products may differ substantially as inventories held in the trade by Gallaher's customers vary from year to year.

1996 COMPARED TO 1995

TURNOVER

  Gallaher's overall turnover decreased 4.6% from (Pounds)4,643.3 million in 1995 to (Pounds)4,428.3 million in 1996. The decrease was attributable to the disposal of the retail and housewares businesses during 1995 and the disposal of the distilled spirits business in 1996. Turnover from continuing operations increased 7.2% from (Pounds)4,078.4 million in 1995 to (Pounds)4,372.0 million in 1996.

  Gallaher's turnover from continuing operations in the U.K. increased 6.0% from (Pounds)3,557.5 million in 1995 to (Pounds)3,772.2 million in 1996. This increase was due primarily to price increases resulting from the increases in duty announced in the U.K. government budget statement of November 1995 and to Gallaher's manufacturer's price increases in April 1995 and April 1996 and a slight increase in Gallaher's overall U.K. cigarette unit sales, partly offset by a continuation in the trend towards lower price products at the expense of premium brands. Benson and Hedges' share of the total U.K. market declined to 14.3% in 1996 from 14.8% in 1995 primarily due to this trend.

  Gallaher's turnover from international operations increased 15.1% from (Pounds)520.9 million in 1995 to (Pounds)599.8 million in 1996. This increase in turnover was due primarily to a 25.5% increase in the Republic of Ireland, partly as a result of the inclusion of an additional month in 1996 following a change in accounting period. This was supported by turnover gains from price increases, volume growth and exchange benefits in the Republic of Ireland and a strong performance from Benson and Hedges in continental western Europe.

OPERATING PROFIT

  Operating profit from continuing operations decreased 12.3% from (Pounds)337.4 million in 1995 to (Pounds)296.0 million in 1996. Operating margins from continuing operations declined from 36.4% in 1995 to 30.7% in 1996. Before exceptional cost of sales of (Pounds)65.5 million, operating profit from continuing operations increased 7.1%.

  Operating profit from continuing operations in the U.K. decreased by 20.7% from (Pounds)291.3 million in 1995 to (Pounds)231.0 million in 1996, principally due to the exceptional cost of sales charge relating to the announced closure of the Hyde factory. Excluding the exceptional cost of sales charge, operating profit from continuing operations in the U.K. increased by 1.8%. This reflected increased revenues and favorable comparison to prior period expenditure on new management information systems, partly offset by increased advertising expenditure associated with the launch of Sovereign.

  Operating profit from international operations increased 41.0% from (Pounds)46.1 million in 1995 to (Pounds)65.0 million in 1996. This reflected the performance in 1996 in the Republic of Ireland as noted above and gains in continental western Europe, partly offset by additional advertising expenditures.

1995 COMPARED TO 1994

TURNOVER

  Gallaher's turnover decreased 7.7% from (Pounds)5,030.2 million in 1994 to (Pounds)4,643.3 million in 1995. The decrease was due to the disposal of the retail and housewares businesses in 1995 and the disposal of the optical goods and services business in 1994. Turnover from continuing operations increased 1.8% from (Pounds)4,005.7 million in 1994 to (Pounds)4,078.4 million in 1995.

  Gallaher's turnover from continuing operations in the U.K. increased 0.6% from (Pounds)3,537.2 million in 1994 to (Pounds)3,557.5 million in 1995. This increase was due primarily to the aggregate price increase of 16 pence per typical pack of 20 cigarettes resulting from the increases in duty announced in the U.K. government budget statements of November and December 1994, and to Gallaher's manufacturer's price increase of between three and four pence per pack in April 1995. The effect of these price increases was partly offset by a 5.8% decline in Gallaher's U.K. cigarette unit sales, due mainly to shifts in trade buying patterns related to the duty increases announced in the government's budget statements at the end of 1994 and 1995. Consumer sales of Gallaher cigarettes declined by 2.7% in 1995.

  Gallaher introduced the Gratis gift voucher-based loyalty program for Benson and Hedges smokers in late 1994. Gallaher believes that this benefited the market performance of Benson and Hedges, limiting the decline in Benson and Hedges' share of the total U.K. market from 14.9% in 1994 to 14.8% in 1995 despite continued trading down by consumers to lower price brands. The lower price sector continued to grow in importance, fueled by the U.K. government's continued increases in duty. Gallaher's principal lower price brand, Mayfair, benefited from this trend, growing in trade volume by 51% to achieve sales of over one billion cigarettes in 1995.

  Gallaher's turnover from international operations increased 11.2% from (Pounds)468.5 million in 1994 to (Pounds)520.9 million in 1995. This increase in turnover was due primarily to a 14.4% increase in the Republic of Ireland resulting from increased prices, improved exchange rates and higher volumes in a growing market and was also supported by the strong performance of Benson and Hedges in continental western Europe. The effects of these improvements were partly offset by the sale of the Silk Cut trademark outside the EU and the European Free Trade Association ("EFTA") in December 1994.

OPERATING PROFIT

  Operating profit from continuing operations increased 1.4% from (Pounds)332.9 million in 1994 to (Pounds)337.4 million in 1995. Operating margins from continuing operations improved from 35.8% of turnover excluding duty in 1994 to 36.4% in 1995.

  Operating profit from continuing operations in the U.K. increased 3.2% from (Pounds)282.3 million in 1994 to (Pounds)291.3 million in 1995. A significant part of this increase was due to the recognition of deferred intercompany profit following the disposal of the retail distribution business in 1995. Gallaher's 1995 manufacturer's price increase, savings from production efficiency improvements and decreased distribution expenses from the rationalization of Gallaher's U.K. distribution facilities also contributed to increased profits, but their effects were partially offset by volume decreases. Expenses incurred in the reorganization of the U.K. sales force and the introduction of new management information systems also limited the improvement in reported profit in the U.K. in 1995.

  Operating profit from international operations decreased 8.9% from (Pounds)50.6 million in 1994 to (Pounds)46.1 million in 1995. This decrease was due primarily to a provision established in 1995 in respect of inventories for the former Soviet Union considered to be obsolete and to the impact of the sale of the Silk Cut trademark outside the EU and EFTA. Volume growth in other international markets, particularly Belgium, Duty Free and the Canary Islands, partially offset the impact of these factors on total operating profit.

OTHER PROFIT AND LOSS ACCOUNT ITEMS

EXCEPTIONAL ITEMS

  As discussed in Note 6 to the New Gallaher Consolidated Financial Statements, exceptional items for the years ended December 31, 1995 and 1994 of (Pounds)25.2 million and (Pounds)63.0 million, respectively, all relate to the disposal of companies in the retail distribution and housewares businesses of Gallaher.

INTEREST

  Net interest expense for each of the three years in the period to December 31, 1996 varies due to the proceeds received from the sale of companies in 1994 and 1995 and the positive cash flow from operating activities partly offset by increasing interest rates during the period.

  Interest costs are not indicative of the likely future payments of interest as a result of anticipated borrowings.

TAXATION

  The taxation on profit and ordinary activities reflects effective rates of 26.9%, 36.8% and 41.6% in 1996, 1995 and 1994, respectively. Movements in the effective rates in 1995 and 1994 result primarily from the exceptional items for which there was no taxation effect. In 1996, the effective rate was reduced by the impact of a one time advance corporation tax credit in ATIC arising from the dividend in kind of the distilled spirits division, and such credit would not be available in the future.


                        LIQUIDITY AND CAPITAL RESOURCES

  Through December 31, 1996, Gallaher financed its operations and capital and other expenditures from a combination of cash generated from operations, loans provided by the Company, bank borrowings and proceeds from the sale of subsidiaries. In addition to the borrowings described below, these arrangements will continue until the Distribution is effected, in connection with which the balance on any loans to or from the Company will be repaid by or to Gallaher. After the Distribution, New Gallaher will finance all of its cash requirements initially through internally generated funds and borrowings from third parties.

  Prior to the Distribution, it is expected that New Gallaher will borrow from external lenders and distribute the Distribution Payment. At December 31, 1996, on the basis that the Distribution had taken place on that date, the pro forma long-term debt of New Gallaher would have been (Pounds)925.0 million, principally in respect of the new loans from external lenders. See "--NEW GALLAHER PRO FORMA CONDENSED FINANCIAL STATEMENTS." New Gallaher currently intends to refinance a portion of this long-term debt at or before the end of its term. New Gallaher believes that internally generated funds, together with its access to global credit markets, are more than adequate to meet New Gallaher's capital needs.

  Gallaher's cash flows vary significantly throughout the year. Since 1993, December has been the month with the most substantial cash outflow, caused mainly by U.K. duty payments in that month, while most other months have historically shown net cash inflows from operating activities, particularly in the first quarter of the following year.

  The decrease in operating cash flows from continuing operations in 1995 compared to 1994 was primarily due to the change in timing of excise duty payments on inventory movements, partially offset by lower trade debtors.

  The decrease in operating cash flows from continuing operations in 1996 compared to 1995 was primarily due to the impact of excise duty payments on inventories.

  Gallaher's borrowing requirements vary significantly throughout the year. The U.K. government's annual budget statement leads to substantial fluctuations in the value of Gallaher's inventory and accounts receivable and a large cash outflow in respect of duty paid in the month following the budget statement. Since 1993, the budget statement has been issued in November, resulting in Gallaher's year end balance sheet reflecting capital employed near its peak for the year.

  Gallaher's principal investment in tangible fixed assets for the tobacco business has been its historic investment in plant, machinery, fittings and equipment.

  In December 1996, Gallaher announced plans to invest approximately (Pounds)40 million over the next three to four years in connection with the expansion of the Lisnafillan factory and the closure of the Hyde factory in Manchester. Gallaher has acquired a site and intends to construct a factory in Kazakhstan. The current estimate of the capital expenditure for this project is approximately (Pounds)11.5 million including additional working capital. With the exception of these two items, Gallaher currently has no material commitments in respect of capital expenditure. See "--NEW GALLAHER BUSINESS AND PROPERTIES--Manufacturing--Production."

                       EXPOSURE TO CURRENCY FLUCTUATIONS

  Gallaher reports the results of its operations and states its balance sheet in pounds sterling. When revenues are earned or costs and expenses incurred in currencies other than sterling, Gallaher's reported results are exposed to gains or losses arising from fluctuations in the exchange rates between those currencies and sterling. Where monetary assets or liabilities are denominated in foreign currencies, Gallaher's reported balance sheet is subject to similar gains or losses.

  In 1996, 13.7% of Gallaher's turnover from continuing operations was in international markets. The majority of sales and costs in these markets are invoiced by and to Gallaher in currencies other than sterling and a significant proportion of revenue is used to pay local expenses (including local duty) incurred in those international markets. The only other material foreign currency-denominated cost incurred by Gallaher is the purchase of tobacco leaf, which is sourced from various countries and principally charged in U.S. dollars.

  Gallaher continually assesses its exposure to the financial impact of future exchange rate movements. Gallaher's policy is selectively to hedge certain of its forecast foreign currency transaction exposures over a rolling twelve-month period. This is effected by periodically undertaking hedging arrangements with third party counterparties.

  As a result, Gallaher's exposure to currency fluctuations is small and its reported results of operations and balance sheet are affected relatively little by changes in the exchange rates between sterling and other currencies.


            PRO FORMA FINANCIAL POSITION AND RESULTS OF OPERATIONS

  In connection with the Distribution, New Gallaher will incur indebtedness in the range of (Pounds)925 million which will be used to finance the Distribution Payment. On a pro forma basis, assuming the Distribution occurred as of December 31, 1996, New Gallaher's liability to creditors for amounts falling due after more than one year, including long-term debt of (Pounds)925 million, would have been (Pounds)950.4 million and its net liabilities would have been (Pounds)629.7 million. This pro forma deficit results from the Distribution Payment which is recorded as a reduction of equity shareholders' funds. On a pro forma basis, New Gallaher's net current asset position will not be adversely affected by the Distribution Payment and would have been (Pounds)226.2 million as at December 31, 1996. On a pro forma basis, assuming that the Distribution Payment had occurred as at January 1, 1996, profit on ordinary activities after tax for the year ended December 31, 1996 would have been reduced by approximately (Pounds)38.9 million for related interest expense, net of taxes.

  The U.K. Inland Revenue has indicated to New Gallaher that interest payable by New Gallaher on its borrowings under the New Gallaher Facility to fund the Distribution Payment will not be deductible for U.K. corporation tax purposes. The New Gallaher directors, based on advice of New Gallaher's solicitors and an opinion of leading tax counsel in the U.K., believe that the U.K. Inland Revenue position is incorrect, and New Gallaher intends to deduct the interest and, if necessary, challenge the U.K. Inland Revenue's position during any subsequent tax audit and in the courts. The Company has agreed to indemnify New Gallaher for 50% of the taxes attributable to such possible lost tax deductions, if any, subject to a maximum indemnification of (Pounds)65 million (approximately $100 million), as well as 50% of the tax, if any, incurred by New Gallaher on this indemnity payment. See "--RELATIONSHIP BETWEEN NEW GALLAHER AND FORTUNE BRANDS AFTER THE DISTRIBUTION--Tax Allocation Agreement."

                 PRINCIPAL DIFFERENCES BETWEEN US AND UK GAAP

  New Gallaher prepares its consolidated financial statements, as discussed herein, in accordance with UK GAAP. The principal differences between UK GAAP and US GAAP affecting New Gallaher's consolidated financial statements, which are discussed in note 35 to the New Gallaher Consolidated Financial Statements, relate to pension costs, deferred income taxes and losses, costs and expenses related to discontinued operations. The principal differences are as follows:

Pension costs

  Under UK GAAP, pension costs are determined in accordance with UK Statement of Standard Accounting Practice No. 24, with costs being expensed over employees' working lives. Under US GAAP, pension costs are determined in accordance with the requirements of the Statements of Financial Accounting Standards Nos. 87 and 88. Differences between the UK and US GAAP figures arise from the requirement to use different actuarial methods and assumptions and the method of amortizing surpluses or deficits.

Deferred taxation

  Under UK GAAP, deferred taxation is only accounted for to the extent that it is probable that taxation liabilities or assets will crystallize in the foreseeable future. Under US GAAP, deferred taxation is accounted for on all temporary differences and a valuation allowance is established in respect of those deferred taxation assets where it is more likely than not that some portion will not be realized.

Hyde closure provision

  Under UK GAAP, the Hyde closure provision included an amount for additional depreciation as permitted by SSAP No. 12 (revised). Under US GAAP, there is no impairment as defined under SFAS No. 121.

Disposal of operations

  The 1995 adjustment relates to differences between UK and US GAAP in the timing of recognition of disposal costs. Under UK GAAP, disposal costs are recognized in the year they are incurred. Under US GAAP, such costs are accrued at the measurement date being the date management formally committed New Gallaher to the disposal plan.

Goodwill

  Differences arising in the calculation of goodwill are primarily due to the impact of accounting differences in ascertaining acquisition balance sheets under UK and US GAAP.

                                 NEW GALLAHER

             PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

  The pro forma condensed balance sheets of New Gallaher as of December 31, 1996 and pro forma capitalization table as of December 31, 1996 present the financial position of New Gallaher as if the Transfers and the Distribution had been completed as of such dates. The pro forma condensed statement of income of New Gallaher for the year ended December 31, 1996 presents the results of operations of New Gallaher as if the Transfers and the Distribution had been completed at the beginning of the year.

  The pro forma condensed financial data of New Gallaher and notes thereto should be read in conjunction with the New Gallaher Consolidated Financial Statements and Notes thereto appearing elsewhere herein and the Company's Consolidated Financial Statements contained in the 1996 Annual Report to Stockholders of the Company for the fiscal year ended December 31, 1996, which is incorporated herein by reference. The pro forma information presented is for informational purposes only and may not necessarily reflect future results of operations and financial position or what the results of operations or financial position would have been had the Transfers and the Distribution occurred as of such dates or during the periods presented.

                     PRO FORMA CAPITALIZATION (UNAUDITED)

  The following table sets forth, as of December 31, 1996, the historical capitalization of New Gallaher and the pro forma capitalization of New Gallaher after giving effect to the Distribution and Transfers. This table should be read in conjunction with the New Gallaher Consolidated Financial Statements and Notes thereto, appearing elsewhere in this Proxy Statement.

                                                 PRO FORMA
                                 NEW GALLAHER   ADJUSTMENTS         PRO FORMA
                                 ------------- --------------     -------------
                                           (UK GAAP IN MILLIONS)
Short-term debt................. (Pounds)610.3       --           (Pounds)610.3
Long-term debt (a)..............      --       (Pounds) 925.0             925.0
                                 ------------- --------------     -------------
                                         610.3          925.0           1,535.3
                                 ------------- --------------     -------------
Capital and reserves
  Called up share capital (b)...         105.0          (35.0)(d)          70.0
  Share premium account (c).....          97.3       --                    97.3
  Other reserve.................           --          (890.0)(d)        (890.0)
  Profit and loss account (e)...          93.0       --                    93.0
                                 ------------- --------------     -------------
  Equity shareholders' funds....         295.3 (Pounds)(925.0)           (629.7)
                                 ------------- --------------     -------------
Total capitalization............ (Pounds)905.6       --           (Pounds)905.6
                                 ============= ==============     =============

(a) New Gallaher has historically had no long-term debt. Creditors amounts falling due after more than one year principally represents the provision for post-retirement benefits which are not included in long-term debt presented above.
(b) Represents par value of capital stock outstanding.
(c) Represents additional paid-in capital.
(d) Represents the payment of the cash distribution to the Company.
(e) Represents retained earnings.

      See Accompanying Notes to Pro Forma Condensed Financial Statements.

                                  NEW GALLAHER

                 PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)
                               DECEMBER 31, 1996

                                                  PRO FORMA
                                 NEW GALLAHER    ADJUSTMENTS      PRO FORMA
                                 -------------  --------------  --------------
                                            (UK GAAP IN MILLIONS)
Fixed assets
  Intangible assets............. (Pounds)107.9                  (Pounds) 107.9
  Tangible assets...............         136.7                           136.7
  Investments...................           5.0                             5.0
                                 -------------                  --------------
                                         249.6                           249.6
                                 -------------                  --------------
Current assets
  Stocks........................         711.6                           711.6
  Debtors:
    Amounts falling due within
     one year...................         177.2                           177.2
    Amounts falling due after
     more than one year.........         135.3                           135.3
  Investments...................         200.6                           200.6
  Cash at bank and in hand......          24.3                            24.3
                                 -------------                  --------------
                                       1,249.0                         1,249.0
Creditors: amounts falling due
 within one year................      (1,022.8)                       (1,022.8)
                                 -------------                  --------------
Net current assets..............         226.2                           226.2
                                 -------------                  --------------
Total assets less current lia-
 bilities.......................         475.8                           475.8
  Creditors: amounts falling due
   after more than one year.....         (25.4) (Pounds)(925.0)         (950.4)
  Provision for liabilities and
   charges......................        (155.1)                         (155.1)
                                 -------------  --------------  --------------
Net assets (liabilities)........ (Pounds)295.3  (Pounds)(925.0) (Pounds)(629.7)
                                 =============  ==============  ==============


      See Accompanying Notes to Pro Forma Condensed Financial Statements.

                                  NEW GALLAHER

              PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)
                          YEAR ENDED DECEMBER 31, 1996

                                                  PRO FORMA
                                NEW GALLAHER     ADJUSTMENTS      PRO FORMA
                               ---------------  -------------  ---------------
                               (UK GAAP IN MILLIONS, EXCEPT PER SHARE DATA)
Turnover
  Continuing operations......  (Pounds)4,372.0                 (Pounds)4,372.0
  Discontinued operations....             56.3                            56.3
                               ---------------                 ---------------
                                       4,428.3                         4,428.3
Duty.........................         (3,425.2)                       (3,425.2)
Other cost of sales..........           (333.4)                         (333.4)
Exceptional cost of sales-
 continuing operations.......            (65.5)                          (65.5)
                               ---------------                 ---------------
Gross profit.................            604.2                           604.2
Net operating expenses.......           (305.7)                         (305.7)
                               ---------------                 ---------------
Operating profit
  Continued operations.......            296.0                           296.0
  Discontinued operations....              2.5                             2.5
                               ---------------                 ---------------
                                         298.5                           298.5
Income from fixed asset in-
 vestments...................              0.4                             0.4
Net interest income (ex-
 pense)......................              3.0  (Pounds)(58.0)           (55.0)
                               ---------------  -------------  ---------------
Profit on ordinary activities
 before taxation.............            301.9          (58.0)           243.9
Taxation on profit on ordi-
 nary activities.............            (81.1)          19.1            (62.0)
                               ---------------  -------------  ---------------
Profit for the financial pe-
 riod........................  (Pounds)  220.8  (Pounds)(38.9) (Pounds)  181.9
                               ===============  =============  ===============
Earnings per equity share
  Based on profit for year...            31.5p                           26.0p
  Adjusted earnings per
   share.....................            37.8p                           32.3p


      See Accompanying Notes to Pro Forma Condensed Financial Statements.

                                 NEW GALLAHER

         NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

  The accompanying pro forma condensed financial statements reflect the following:

    (i) The New Gallaher column includes its results and financial position as reported in the New Gallaher Consolidated Financial Statements included elsewhere in this Proxy Statement.

    (ii) The pro forma adjustment column reflects long-term debt of (Pounds)925.0 million borrowed by New Gallaher to fund a distribution of the same amount to the Company. In addition, the pro forma statements of income reflect interest cost relating to such debt estimated at 6.2693%, which is based on the Credit Agreement, and an associated tax benefit calculated at a rate of 33%.

    The U.K. Inland Revenue has indicated to New Gallaher that interest payable by New Gallaher on its borrowings under the New Gallaher Facility to fund the Distribution Payment will not be deductible for U.K. corporation tax purposes. The New Gallaher directors, based on advice of New Gallaher's solicitors and an opinion of leading tax counsel in the U.K., believe that the U.K. Inland Revenue position is incorrect, and New Gallaher intends to deduct the interest and, if necessary, challenge the U.K. Inland Revenue's position during any subsequent tax audit and in the courts. The Company has agreed to indemnify New Gallaher for 50% of the taxes attributable to such possible lost tax deductions, if any, subject to a maximum indemnification of (Pounds)65 million (approximately $100 million), as well as 50% of the tax, if any, incurred by New Gallaher on this indemnity payment.

    (iii) Earnings per share are calculated based on profits for the financial period divided by an estimate of the approximate maximum number of New Gallaher Ordinary Shares which are expected to be outstanding immediately after the Distribution (700,000,000 shares).


    (iv) Adjusted earnings per share are calculated as indicated in (iii) above after adjusting profits to exclude exceptional items and tax thereon.

    (v) Costs and expenses, consisting primarily of transaction costs for investment bankers' fees, legal, accounting and printing, related to the Distribution, will be allocated between Fortune Brands and New Gallaher. The pro forma condensed financial statements do not give effect to such expenses.

    (vi) The accompanying condensed financial statements do not reflect any amount relating to the cost of the Interim Services Agreement as such amounts are expected to be immaterial.

    (vii) Subsequent to the Distribution, New Gallaher intends to revise certain of its director and employee compensation plans. In addition, Gallaher will cash-out and cancel certain stock options in respect of Company Common Stock held by its employees based on the market price of the Company Common Stock. Amounts to be incurred under these revised plans and cash-out of stock options are not currently determinable and are therefore not included in the accompanying pro forma condensed financial statements.

    (viii) The following is a reconciliation of certain pro forma amounts reported under UK GAAP to amounts which would be reported under US GAAP:

                                                                YEAR ENDED
                                                             DECEMBER 31, 1996
                                                             -----------------
                                                                (UK GAAP IN
                                                             MILLIONS, EXCEPT
                                                              PER SHARE DATA)
     Pro forma profit for the financial period determined
      under UK GAAP.........................................   (Pounds)181.9
     Adjustments to reflect US GAAP.........................            13.0
                                                               -------------
     Pro forma net income under US GAAP.....................   (Pounds)194.9
                                                               =============
     Pro forma earnings per share under US GAAP (a).........   (Pounds) 2.29
                                                               =============

    (a) Pro forma earnings per share under US GAAP are calculated based on the historical number of Gallaher Limited Ordinary Shares outstanding during the periods presented (85,056,000 shares, all of which were owned indirectly by the Company).

                    AMERICAN BRANDS, INC. AND SUBSIDIARIES

                SELECTED CONSOLIDATED HISTORICAL FINANCIAL DATA

  The selected consolidated historical financial data presented below has been derived from the Company's Consolidated Financial Statements as of and for each of the five years in the period ended December 31, 1996. The information presented below does not reflect the Transfers and the Distribution and, accordingly, the table presents data for the Company that includes amounts attributable to both Gallaher and the businesses that will comprise Fortune Brands.

  The following selected financial data should be read in conjunction with the Company's Consolidated Financial Statements and Notes thereto, and the discussion and analysis under the captions "Results of Operations" and "Financial Condition," included in the Annual Report to Stockholders of the Company for the fiscal year ended December 31, 1996, which is incorporated herein by reference.

                                       YEAR ENDED DECEMBER 31,
                          -----------------------------------------------------
                            1996       1995       1994       1993       1992
                          ---------  ---------  ---------  ---------  ---------
                                (IN MILLIONS, EXCEPT PER SHARE DATA)
OPERATING DATA
Net sales...............  $11,579.3  $11,367.1  $13,146.5  $12,630.5  $13,658.1
Operating income (i)....    1,085.3    1,093.0    1,312.4    1,180.6    1,589.7
Income from continuing
 operations.............      496.8      543.1      885.1      541.2      786.9
Income (loss) from
 discontinued
 operations.............        --         --      (151.0)     127.0       96.9
Extraordinary items.....      (10.3)      (2.7)       --         --         --
Cumulative effect of
 accounting changes.....        --         --         --      (198.4)       --
Net income (ii).........      486.5      540.4      734.1      469.8      883.8

EARNINGS PER COMMON
 SHARE
PRIMARY
 Continuing operations..  $    2.86  $    2.90  $    4.38  $    2.67  $    3.81
 Discontinued
  operations............        --         --        (.75)       .63        .48
 Extraordinary items....       (.06)      (.01)       --         --         --
 Accounting changes.....        --         --         --        (.98)       --
                          ---------  ---------  ---------  ---------  ---------
 Net income (ii)........  $    2.80  $    2.89  $    3.63  $    2.32  $    4.29
                          =========  =========  =========  =========  =========

FULLY DILUTED
 Continuing operations..  $    2.80  $    2.84  $    4.24  $    2.63  $    3.69
 Discontinued
  operations............        --         --        (.71)       .60        .44
 Extraordinary items....       (.06)      (.01)       --         --         --
 Accounting changes.....        --         --         --        (.94)       --
                          ---------  ---------  ---------  ---------  ---------
 Net income (ii)........  $    2.74  $    2.83  $    3.53  $    2.29  $    4.13
                          =========  =========  =========  =========  =========

COMMON SHARE DATA
Dividends per share.....  $    2.00  $    2.00  $  1.9925  $    1.97  $   1.805
Average number of shares
 outstanding............      173.3      186.9      201.6      201.8      204.0
Book value per share....  $   21.52  $   21.69  $   22.97  $   21.09  $   21.14
BALANCE SHEET DATA
Current assets (iii)....  $ 3,873.4  $ 3,164.0  $ 4,670.9  $ 3,733.1  $ 3,453.1
Working capital (iii)...      178.1      752.7    1,555.4      575.4      664.4
Total assets............    9,504.2    8,021.2    9,794.4   10,566.5    9,868.8
Short-term debt.........    1,459.7      710.8      705.8    1,182.9      824.7
Long-term debt..........    1,598.3    1,154.6    1,512.1    2,492.4    2,406.8
Stockholders' equity....    3,684.2    3,877.2    4,637.5    4,271.4    4,301.6
OTHER DATA
EBITDA (iv).............  $ 1,277.8  $ 1,311.1  $ 1,877.7  $ 1,396.9  $ 1,791.9

--------
 (i) Operating income represents net sales less all costs and expenses excluding corporate administrative expenses, interest and related expenses and other (income) expenses, net. 1996 includes a restructuring charge in international tobacco amounting to $88.8 million ($59.5 million after taxes), or 34 cents and 33 cents on a primary and fully diluted per share basis relating to the Hyde factory closing.
(ii) Net income and primary and fully diluted earnings per Common share in 1994 include $267 million ($332.9 million before taxes) and $1.32 and $1.25, respectively, on the net gain on disposal of businesses. Net income and primary and fully diluted earnings per Common share in 1995 include a $20 million (no taxes required) and ten cents and nine cents, respectively, reversal of a loss provision.

(iii) 1994 includes $1,170 million of net assets of discontinued life insurance operations.
(iv) EBITDA is defined as income from continuing operations before interest expense, income taxes and depreciation and amortization. Management believes that EBITDA is a measure commonly used by analysts and investors. Accordingly, this information has been presented to permit a more complete analysis of the Company's operating performance. EBITDA should not be considered a substitute for net income or cash flow data prepared in accordance with generally accepted accounting principles as a measure of the profitability or liquidity of the Company.

                             FORTUNE BRANDS, INC.

             PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

  The following pro forma condensed financial statements and capitalization table are presented for informational purposes only and do not purport to be indicative of the financial position which would actually have existed or the results of operations which would actually have been obtained if the transactions had occurred in the periods indicated below or which may exist or be obtained in the future.

  The pro forma condensed balance sheet and pro forma capitalization table as of December 31, 1996 give effect to the elimination of the accounts of New Gallaher and the related pro forma adjustments described in the notes. The balance sheet as of December 31, 1996 is presented as though the Distribution occurred at that date.

  The pro forma condensed statements of income for the years ended December 31, 1996, 1995 and 1994 give effect to discontinued operations treatment for the tobacco businesses by: (i) eliminating from continuing operations the results of operations of The American Tobacco Company ("American Tobacco"), a former wholly-owned subsidiary of American Brands, which was sold in December 1994, as described in Note (B), and (ii) by eliminating from continuing operations the results of Gallaher Tobacco, which is expected to be accomplished as described in Note (C). The pro forma results of operations are presented as though these transactions occurred on January 1, 1994. Such statements of income do not reflect the use of the estimated $1.25 billion net cash proceeds expected to be received by American Brands from New Gallaher as a result of the Distribution as described in Note (E). The ultimate use of the proceeds may differ from that described in Note (E).

  These statements, including the Pro Forma Capitalization table, should be read in conjunction with, and are qualified by, information set forth under "FORTUNE BRANDS, INC. MANAGEMENT'S DISCUSSION AND ANALYSIS OF PRO FORMA RESULTS OF OPERATIONS AND FINANCIAL CONDITION" which follows and with the Company's Consolidated Financial Statements and Notes thereto for the fiscal year ended December 31, 1996 contained in the Annual Report to Stockholders of the Company for the fiscal year ended December 31, 1996, which is incorporated herein by reference.

                     PRO FORMA CAPITALIZATION (UNAUDITED)
                                 (IN MILLIONS)

  The following table sets forth, as of December 31, 1996, the historical capitalization of American Brands and the pro forma capitalization of Fortune Brands after giving effect to the Distribution. The table below does not reflect the use of the estimated $1.25 billion net cash proceeds, which may initially be used to reduce debt.

                                    AMERICAN GALLAHER    INTERCOMPANY
                                     BRANDS  TOBACCO   RECLASSIFICATION PRO FORMA
                                    -------- --------  ---------------- ---------
Short-term debt.................... $1,459.7 $(445.8)      $(231.7)     $  782.2
Long-term debt.....................  1,598.3                             1,598.3
Stockholders' equity...............  3,684.2                             3,684.2
                                    -------- -------       -------      --------
Total capitalization............... $6,742.2 $(445.8)      $(231.7)     $6,064.7
                                    ======== =======       =======      ========

      See Accompanying Notes to Pro Forma Condensed Financial Statements.

                              FORTUNE BRANDS, INC.

                 PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)
                               DECEMBER 31, 1996
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                          AMERICAN   GALLAHER     INTERCOMPANY               PRO FORMA
                           BRANDS     TOBACCO   RECLASSIFICATION            ADJUSTMENTS PRO FORMA
                          ---------  ---------  ---------------- ---------  ----------- ---------
                             (A)        (C)           (D)                       (E)
Assets
 Current assets
 Cash and cash
  equivalents...........  $   119.7  $   (84.8)                  $    34.9   $1,250.0   $ 1,284.9
 Accounts receivable,
  net...................    1,125.0     (232.6)                      892.4                  892.4
 Inventories............    2,256.2   (1,218.3)                    1,037.9                1,037.9
 Net assets of
  discontinued
  operations............        --       915.0      $(231.7)         683.3     (683.3)        --
 Other current assets...      372.5     (178.9)                      193.6                  193.6
                          ---------  ---------      -------      ---------   --------   ---------
  Total current assets..    3,873.4     (799.6)      (231.7)       2,842.1      566.7     3,408.8
 Property, plant and
  equipment, net........    1,230.9     (258.3)                      972.6                  972.6
 Intangibles resulting
  from business
  acquisitions, net         3,936.4     (205.7)                    3,730.7                3,730.7
 Other assets...........      463.5     (271.6)                      191.9                  191.9
                          ---------  ---------      -------      ---------   --------   ---------
  Total assets..........  $ 9,504.2  $(1,535.2)     $(231.7)     $ 7,737.3   $  566.7   $ 8,304.0
                          =========  =========      =======      =========   ========   =========
Liabilities and
 Stockholders' Equity
 Current liabilities
 Notes payable to
  banks.................  $   482.9  $  (445.8)                  $    37.1              $    37.1
 Commercial paper.......      922.9                 $(231.7)         691.2                  691.2
 Accounts payable.......      475.2     (233.9)                      241.3                  241.3
 Accrued excise and
  other taxes...........      855.9     (412.5)                      443.4                  443.4
 Accrued expenses and
  other liabilities.....      904.5     (303.3)                      601.2                  601.2
 Current portion of
  long-term debt........       53.9                                   53.9                   53.9
                          ---------  ---------      -------      ---------              ---------
  Total current
   liabilities..........    3,695.3   (1,395.5)      (231.7)       2,068.1                2,068.1
 Long-term debt.........    1,598.3                                1,598.3                1,598.3
 Deferred income taxes..      119.5     (100.2)                       19.3                   19.3
 Postretirement and
  other liabilities.....      406.9      (39.5)                      367.4                  367.4
                          ---------  ---------      -------      ---------              ---------
  Total liabilities.....    5,820.0   (1,535.2)      (231.7)       4,053.1                4,053.1
                          ---------  ---------      -------      ---------              ---------
 Stockholders' equity
 $2.67 Convertible
  Preferred stock--
  redeemable at
  Company's option......       12.9                                   12.9                   12.9
 Common stock, par value
  $3.125 per share,
  229.6 shares issued...      717.4                                  717.4                  717.4
 Paid-in capital........      166.5                                  166.5                  166.5
 Foreign currency
  adjustments...........     (195.9)                                (195.9)  $  238.0        42.1
 Retained earnings......    5,025.4                                5,025.4      328.7     5,354.1
 Treasury stock, at
  cost..................   (2,042.1)                              (2,042.1)              (2,042.1)
                          ---------                              ---------   --------   ---------
  Total stockholders'
   equity...............    3,684.2                                3,684.2      566.7     4,250.9
                          ---------  ---------      -------      ---------   --------   ---------
  Total liabilities and
   stockholders'
   equity...............  $ 9,504.2  $(1,535.2)     $(231.7)     $ 7,737.3   $  566.7   $ 8,304.0
                          =========  =========      =======      =========   ========   =========

      See Accompanying Notes to Pro Forma Condensed Financial Statements.

                              FORTUNE BRANDS, INC.

              PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)
                          YEAR ENDED DECEMBER 31, 1996
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                AMERICAN   GALLAHER
                                                 BRANDS     TOBACCO   PRO FORMA
                                                ---------  ---------  ---------
                                                   (A)        (C)
Net sales...................................... $11,579.3  $(6,861.6) $4,717.7
  Cost of products sold........................   2,882.2     (481.1)  2,401.1
  Excise taxes on products sold................   5,803.0   (5,349.8)    453.2
  Advertising, selling, general and administra-
   tive expenses...............................   1,698.5     (449.0)  1,249.5
  Amortization of intangibles..................     107.4       (4.7)    102.7
  Interest and related expenses................     178.7      (13.2)    165.5
  Restructuring charges........................      88.8      (88.8)      --
  Other (income) expenses, net.................      (3.6)       9.7       6.1
                                                ---------  ---------  --------
Income before income taxes.....................     824.3     (484.7)    339.6
Income taxes...................................     327.5     (169.6)    157.9
                                                ---------  ---------  --------
Income from continuing operations.............. $   496.8  $  (315.1) $  181.7
                                                =========  =========  ========
Income from continuing operations
  Per Common share
    Primary.................................... $    2.86             $   1.04
                                                ---------             --------
    Fully diluted.............................. $    2.80             $   1.03
                                                ---------             --------
Average number of Common shares outstanding
  Primary......................................     173.3                173.3
                                                ---------             --------
  Fully diluted................................     178.4                178.4
                                                ---------             --------


      See Accompanying Notes to Pro Forma Condensed Financial Statements.

                              FORTUNE BRANDS, INC.

              PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)
                          YEAR ENDED DECEMBER 31, 1995
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                AMERICAN   GALLAHER
                                                 BRANDS     TOBACCO   PRO FORMA
                                                ---------  ---------  ---------
                                                   (A)        (C)
Net sales...................................... $11,367.1  $(6,439.0) $4,928.1
  Cost of products sold........................   3,109.9     (483.9)  2,626.0
  Excise taxes on products sold................   5,462.2   (4,976.5)    485.7
  Advertising, selling, general and administra-
   tive expenses...............................   1,665.3     (419.5)  1,245.8
  Amortization of intangibles..................      95.1       (5.0)     90.1
  Restructuring charges........................      17.8                 17.8
  Interest and related expenses................     159.8      (23.2)    136.6
  Other (income) expenses, net.................     (16.8)       5.5     (11.3)
  (Gain) on disposal of businesses, net........     (20.0)               (20.0)
                                                ---------  ---------  --------
Income before income taxes.....................     893.8     (536.4)    357.4
Income taxes...................................     350.7     (179.2)    171.5
                                                ---------  ---------  --------
Income from continuing operations.............. $   543.1  $  (357.2) $  185.9
                                                =========  =========  ========
Income from continuing operations
  Per Common share
    Primary.................................... $    2.90             $    .99
                                                ---------             --------
    Fully diluted.............................. $    2.84             $   1.01
                                                ---------             --------
Average number of Common shares outstanding
  Primary......................................     186.9                186.9
                                                ---------             --------
  Fully diluted................................     195.7                195.7
                                                ---------             --------


      See Accompanying Notes to Pro Forma Condensed Financial Statements.

                              FORTUNE BRANDS, INC.

              PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)
                          YEAR ENDED DECEMBER 31, 1994
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                      AMERICAN   AMERICAN   GALLAHER
                                       BRANDS     TOBACCO    TOBACCO   PRO FORMA
                                      ---------  ---------  ---------  ---------
                                         (A)        (B)        (C)
Net sales...........................  $13,146.5  $(1,594.7) $(6,174.8) $5,377.0
  Cost of products sold.............    3,765.1     (349.6)    (498.5)  2,917.0
  Excise taxes on products sold.....    5,656.8     (425.3)  (4,742.6)    488.9
  Advertising, selling, general and
   administrative expenses..........    2,385.8     (572.2)    (407.7)  1,405.9
  Amortization of intangibles.......       96.3                  (4.9)     91.4
  Interest and related expenses.....      212.1      (10.8)     (28.3)    173.0
  Other (income) expenses, net......       12.1       (0.8)       3.5      14.8
  (Gain) loss on disposal of busi-
   nesses, net......................     (332.9)     577.9                245.0
                                      ---------  ---------  ---------  --------
Income before income taxes..........    1,351.2     (813.9)    (496.3)     41.0
Income taxes........................      466.1     (165.7)    (180.6)    119.8
                                      ---------  ---------  ---------  --------
Income (loss) from continuing opera-
 tions..............................  $   885.1  $  (648.2) $  (315.7) $  (78.8)
                                      =========  =========  =========  ========
Income (loss) from continuing opera-
 tions
  Per Common share
    Primary.........................  $    4.38                        $   (.40)
                                      ---------                        --------
    Fully diluted...................  $    4.24                        $   (.27)
                                      ---------                        --------
Average number of Common shares out-
 standing
  Primary...........................      201.6                           201.6
                                      ---------                        --------
  Fully diluted.....................      213.7                           213.7
                                      ---------                        --------


      See Accompanying Notes to Pro Forma Condensed Financial Statements.

                             FORTUNE BRANDS, INC.

         NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

BASIS OF PRESENTATION

  On October 8, 1996, American Brands announced the Distribution. Completion of the transaction, which is expected around mid-1997, is pending upon the receipt of favorable tax rulings and relevant stockholder approvals. When the spin-off is completed the financial statements will be restated to show tobacco operations (Gallaher Tobacco and American Tobacco) as discontinued operations. Following the transaction, American Brands' stockholders will own shares in two publicly-traded companies -- Fortune Brands and New Gallaher.

THE FOLLOWING IS A SUMMARY OF THE PRO FORMA ADJUSTMENTS:

(A) AMERICAN BRANDS

  This column represents the historical consolidated financial condition and results of operations.

(B) AMERICAN TOBACCO

  On December 22, 1994, American Brands sold American Tobacco. This column in the pro forma condensed statements of income for the year ended December 31, 1994, eliminates the results of operations of American Tobacco, the gain on the sale and includes an allocation of interest expense based on a ratio of American Tobacco's net assets to the consolidated net assets of American Brands.

(C) GALLAHER TOBACCO

  This column in the pro forma condensed balance sheet eliminates and reclassifies the net assets of New Gallaher to "Net assets of discontinued operations." This column in the pro forma condensed statements of income eliminates the results of operations of New Gallaher and includes an allocation of interest expense based on a ratio of New Gallaher's net assets to the consolidated net assets of American Brands and assumes the Transfers have taken place.

  The amounts included in this column in the pro forma condensed financial statements have been prepared using a different basis of accounting than was used in the preparation of New Gallaher consolidated financial statements included elsewhere in this Proxy Statement. This column principally represents the historical results of operations of Gallaher's tobacco business on a US GAAP basis. The consolidated profit and loss accounts included in the New Gallaher consolidated financial statements includes non-tobacco business segments which have been reflected as discontinued operations on a UK GAAP basis for all periods presented.

(D) INTERCOMPANY RECLASSIFICATION

  This column in the pro forma condensed balance sheet as of December 31, 1996 reclassifies American Brands' net intercompany receivable from Gallaher Tobacco as a decrease in "Net assets of discontinued operations," with a corresponding decrease in "Commercial paper."

(E) PRO FORMA ADJUSTMENTS

  This column in the pro forma condensed balance sheet as of December 31, 1996, reflects the estimated $1.25 billion net cash proceeds expected to be received by American Brands from New Gallaher as a result of the Distribution, and eliminates the "Net assets of discontinued operations" and records the difference as an adjustment to the appropriate components of Stockholders' equity.

                             FORTUNE BRANDS, INC.

  NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)--(CONCLUDED)

  The pro forma condensed statements of income do not reflect the use of the $1.25 billion net cash proceeds or the possible 10 million Common share purchase that may be made following the spin-off. Assuming the $1.25 billion net cash proceeds were received on January 1, 1996 and used for the possible 10 million share purchase of Fortune Brands Common stock and the repayment of debt, pro forma as adjusted earnings per Common share for 1996 was $1.32 primary and $1.30 fully diluted. The ultimate use of the proceeds may differ from that described herein.

(F) OTHER

  The U.K. Inland Revenue has indicated to New Gallaher that interest payable by New Gallaher on its borrowings under the New Gallaher Facility to fund the Distribution Payment will not be deductible for U.K. corporation tax purposes. The New Gallaher directors, based on advice of New Gallaher's solicitors and an opinion of leading tax counsel in the U.K., believe that the U.K. Inland Revenue position is incorrect, and New Gallaher intends to deduct the interest and, if necessary, challenge the U.K. Inland Revenue's position during any subsequent tax audit and in the courts. The Company has agreed to indemnify New Gallaher for 50% of the taxes attributable to such possible lost tax deductions, if any, subject to a maximum indemnification of (Pounds)65 million (approximately $100 million), as well as 50% of the tax, if any, incurred by New Gallaher on this indemnity payment.

  Costs and expenses, consisting primarily of transaction costs for investment bankers, legal, accounting and printing fees, relating to the Distribution, will be allocated between Fortune Brands and New Gallaher. The pro forma condensed financial statements do not give effect to such expenses.

  Amounts related to the Interim Services Agreement between Fortune Brands and New Gallaher are not reflected in the pro forma condensed financial statements since the amounts are expected to be immaterial.

                             FORTUNE BRANDS, INC.

  MANAGEMENT'S DISCUSSION AND ANALYSIS OF PRO FORMA RESULTS OF OPERATIONS AND
                              FINANCIAL CONDITION

  This discussion and analysis of financial condition and results of operations has been prepared to reflect the Distribution and refers to Fortune Brands, although the corporation was named American Brands, Inc. during the periods covered. The financial statements for each of the three years in the period ended December 31, 1996 give effect to discontinued operations treatment for the tobacco businesses by eliminating from continuing operations the results of operations of The American Tobacco Company which was sold in December 1994 and the results of Gallaher Tobacco.

                                                         NET SALES
                                             --------------------------
                                              YEAR ENDED DECEMBER 31,
                                             --------------------------
                                               1996     1995     1994
                                             -------- -------- --------
                                                       (IN MILLIONS)
Distilled spirits........................... $1,303.5 $1,288.6 $1,268.2
Hardware and home improvement products......  1,374.1  1,306.8  1,270.6
Golf and leisure products...................    811.4    579.3    507.1
Office products.............................  1,228.7  1,206.1  1,049.7
                                             -------- -------- --------
  Ongoing operations........................  4,717.7  4,380.8  4,095.6
Other businesses............................      --     547.3  1,281.4
                                             -------- -------- --------
  Continuing operations..................... $4,717.7 $4,928.1 $5,377.0
                                             ======== ======== ========
                                                 OPERATING INCOME(I)
                                             --------------------------
                                              YEAR ENDED DECEMBER 31,
                                             --------------------------
                                               1996     1995     1994
                                             -------- -------- --------
                                                       (IN MILLIONS)
Distilled spirits........................... $  208.4 $  189.7 $  221.2
Hardware and home improvement products......    184.1    178.3    176.5
Golf and leisure products...................    109.0     83.0     73.3
Office products.............................     95.6     84.5     74.5
                                             -------- -------- --------
  Ongoing operations........................    597.1    535.5    545.5
Other businesses............................      --       3.4     (1.8)
                                             -------- -------- --------
  Continuing operations..................... $  597.1 $  538.9 $  543.7
                                             ======== ======== ========

--------
(i) Operating income represents net sales less all costs and expenses excluding corporate administrative expenses, interest and related expenses and other (income) expenses, net.

CONSOLIDATED

1996 COMPARED TO 1995

  Net sales from continuing operations decreased 4% and operating income from continuing operations increased 11%.

  Net sales from ongoing operations, which excludes other businesses sold in 1995, increased 8% principally due to new products, the inclusion of Cobra Golf Incorporated ("Cobra") and price increases, partly offset by volume declines. Operating income from ongoing operations increased 12% principally due to the Cobra acquisition, favorable comparison to the $17.8 million restructuring charge in distilled spirits in 1995, as well as higher sales, partly offset by higher ongoing operating expenses.

  Interest and related expenses increased $28.9 million (21%) due to higher average borrowings to fund the purchase of Cobra and share purchases.

  The unfavorable change in other (income) expenses, net, reflected interest income in 1995 from the investment of proceeds from the disposition of The American Tobacco Company and the Franklin life insurance business.

  The gain on disposal of businesses, net, in 1995 reflected the reversal of $20 million of the $245 million loss provision recorded in 1994 in connection with the disposition of nonstrategic businesses, and increased primary and fully diluted E.P.S. by ten cents and nine cents, respectively.

  Income from continuing operations was $181.7 million, or $1.04 per Common share, compared with $185.9 million or 99 cents per share, last year. Excluding the restructuring charge in distilled spirits and amounts related to businesses disposed, income from continuing operations in 1995 was $182.4 million, or 97 cents per Common share.

  The Company, through Common share purchases and redemption of convertible debentures, reduced outstanding fully diluted shares by 12.8 million and 30 million in 1996 and 1995, respectively. During 1996, the Company purchased 10 million Common shares at an aggregate cost of $444.3 million, which, after consideration of the related impact on borrowing levels, interest expense and net income, benefited primary earnings per share by three cents and fully diluted earnings per share by five cents.

  Earnings per Common share in 1997 will continue to benefit from the Company's 1996 purchase of shares of Common stock. Following the proposed spin-off of Gallaher, the Company will consider purchasing up to 10 million additional Common shares depending on market conditions and investment needs and opportunities.

  The Company derived 21% of its operating income in 1996 from Europe (principally the U.K.) and other areas (principally Canada and Australia). As a result, fluctuations in foreign currencies, principally sterling, will have significantly less impact on the results of operations of Fortune Brands than historically has been the case for American Brands.

  For a description of certain pending litigation, see "--FORTUNE BRANDS BUSINESS AND PROPERTIES--Legal Proceedings." As stated therein, it is not possible to predict the outcome of such litigation, but management believes that there are meritorious defenses to the pending actions and that the pending actions will not have a material adverse effect upon the results of operations, cash flow or financial condition of the Company.

  Subsidiaries of the Company are involved in proceedings concerning the discharge of materials into the environment and the handling, disposal and clean-up of waste materials and otherwise relating to the protection of the environment. As of February 3, 1997, various subsidiaries of the Company had been designated as potentially responsible parties under "Superfund" or similar state laws with respect to 44 sites. While it is not possible to quantify with certainty the potential impact of actions regarding environmental matters, particularly remediation and other compliance efforts that the Company's subsidiaries may undertake in the future, in the opinion of management, compliance with the present environmental protection laws, before taking into account estimated recoveries from third parties, will not have a material adverse effect upon the results of operations, cash flow or financial condition of the Company.

  The U.K. Inland Revenue has indicated to New Gallaher that interest payable by New Gallaher on its borrowings under the New Gallaher Facility to fund the Distribution Payment will not be deductible for U.K. corporation tax purposes. The New Gallaher directors, based on advice of New Gallaher's solicitors and an opinion of leading tax counsel in the U.K., believe that the U.K. Inland Revenue position is incorrect, and New Gallaher intends to deduct the interest and, if necessary, challenge the U.K. Inland Revenue's position during any subsequent tax audit and in the courts. The Company has agreed to indemnify New Gallaher for 50% of the taxes attributable to such possible lost tax deductions, if any, subject to a maximum indemnification of (Pounds)65 million (approximately $100 million), as well as 50% of the tax, if any, incurred by New Gallaher on this indemnity payment. See "--RELATIONSHIP BETWEEN NEW GALLAHER AND FORTUNE BRANDS AFTER THE DISTRIBUTION--Tax Allocation Agreement."

1995 COMPARED TO 1994

  Net sales and operating income from continuing operations decreased 8% and 1%, respectively. Net sales from ongoing operations, which excludes other businesses sold in 1995 and 1994, increased 7% due principally to new products, line extensions and price increases, partly offset by volume declines. Operating income from ongoing operations decreased 2% reflecting a restructuring charge in 1995 of $17.8 million and the nonrecurring benefits (including one-time bulk sales) in 1994 in distilled spirits. Excluding these items, operating income increased 5%.

  Interest and related expenses decreased $36.4 million (21%) due to lower average borrowings. Higher interest income caused the favorable change in other (income) expenses, net. Both changes reflected the use of proceeds from the disposition of The American Tobacco Company and the Franklin life insurance business.

  The net gain on disposal of businesses in 1995 reflected a $20 million reversal of the estimated loss recorded in 1994 in connection with the disposal of nonstrategic businesses. 1994 reflected a $245 million loss ($241.3 million after-tax) on the expected sale of nonstrategic businesses.

  Excluding the net gain on disposal of businesses in 1995 and the loss on the expected sale of nonstrategic businesses in 1994, the effective income tax rate of 50.8% increased from 43.2% in 1994 on lower reversals of tax provisions no longer required in 1995.

  Income from continuing operations was $185.9 million, or 99 cents per Common share, compared with a loss of $78.8 million, or 40 cents per Common share, in 1994. The increase was largely due to 1994's $241.3 million, or $1.20 per share loss on disposal of businesses, partly offset by 1995's $20 million, or ten cents per share primary and nine cents per share fully diluted, provision reversal for disposal of businesses.

  The Company, through Common share purchases and the extinguishment of debt, reduced outstanding fully diluted shares by 30 million, or more than 14% in 1995. During 1995, the Company purchased 24.7 million Common shares at an aggregate cost of $981.1 million.

DISTILLED SPIRITS

1996 COMPARED TO 1995

  Net sales and operating income increased 1% and 10%, respectively. Excluding the 1995 restructuring charge of $17.8 million, operating income increased slightly. The 1995 restructuring charge reflected a bottling plant closing, write-down of property, plant and equipment, and related employee termination costs on a 5% reduction in workforce.

  The sales increase reflects one additional month (change to calendar year-end added $34.3 million) of JBB (Greater Europe) PLC (formerly known as The Whyte & Mackay Group PLC) ("JBB (Greater Europe)") U.K. operations, higher volume applicable to international sales (primarily Jim Beam bourbon and premixed cocktails) and private label Scotch whisky sales, price increases on certain products (primarily Jim Beam bourbon and, in the U.S. market, DeKuyper cordials), and the benefit of new product introductions in the U.S. market, largely offset by volume declines (primarily in the U.S. market and on branded products from the U.K. operations) and the effect of the reduction in U.K. excise taxes.

  The small increase in operating income, excluding the 1995 restructuring charge, reflects improved results from Jim Beam bourbon international sales, particularly in Australia, and the private label Scotch whisky business, partly offset by lower profits in the U.S. domestic market and from U.K.-based branded products. The inclusion of the additional month of the JBB (Greater Europe) business had an immaterial effect on operating income. U.S. domestic results were negatively impacted by volume declines, including the effects of lower distributor inventories, and higher brand support spending, offset in part by price increases on key brands such as Jim Beam bourbon and DeKuyper cordials and by higher earnings from new product introductions. U.K.-based branded products profitability was negatively impacted by lower volume and increased brand support spending. Total marketing expenses increased 17%, reflecting higher support of new products in the North American market and JBB (Greater Europe) branded products in the U.K.

  The November 1996 U.K. budget resulted in a 26 pence tax reduction on a typical bottle following a similar reduction of 27 pence in November 1995. The supplemental 1994 U.K. budget resulted in a 26 pence tax increase on a typical bottle effective January 1, 1995, whereas the 1993 U.K. budget did not result in any tax change. While considered from time to time, the last excise tax increase on distilled spirits in the U.S. was an 8% increase effective January 1, 1991.

  In recent years, distilled spirits consumption in many countries, including the U.S., continued its long-term decline. It is estimated that overall sales of distilled spirits in the U.S. declined by 2%-3% in each year since 1993. Total unit depletions (sales into retail distribution) by JBB Worldwide in the U.S. decreased by 3.3%, 3.4% and 2.8% in 1996, 1995 and 1994, respectively. Whiskey consumption has declined faster than the overall rate of decline of distilled spirits consumption in the U.S. Whiskeys comprise over 50% of JBB Worldwide's U.S. units sales, a larger percentage than the estimated 34% of unit sales for the overall U.S. market. In recent years, the market for beverage alcohol has demanded an increasingly broad variety of products, particularly in the U.S.

  During 1996, certain competitors of JBB Worldwide began television and radio broadcast advertising of distilled spirits products in the U.S. market, and the national distilled spirits industry association retracted a previous voluntary ban on such activities. These developments have created a certain amount of controversy and threats of government regulation and other actions at federal, state and local levels. JBB Worldwide, through its Jim Beam Brands Co. ("Beam") subsidiary, has not begun any such advertising but may yet do so in response to competitive conditions. Other operating units outside the U.S. have previously begun such broadcast advertising in markets where legal and not in violation of voluntary restrictions by industry groups.

  While it is impossible to predict any future U.K. and U.S. tax increases, as well as any restrictions on advertising, any such increases or restrictions may have an adverse effect on unit sales and add to continuing industry declines.

1995 COMPARED TO 1994

  Net sales increased 2% and operating income decreased 14%. Excluding the $17.8 million restructuring charge in 1995 and nonrecurring benefits (including one-time bulk sales) at JBB (Greater Europe) in 1994, operating income increased 3%.

  Beam's sales increased 2% on the introduction of After Shock cordial, higher international shipments, and price increases, partly offset by lower domestic shipments. Operating income increased 2% on the higher sales, partly offset by higher marketing expenses and increased costs of materials. The increased marketing expenses included costs to promote Jim Beam bourbon's 200th anniversary and the introduction of After Shock as well as higher international expenditures. International sales and operating income increased on higher shipments, principally in Australia and Germany.

  JBB (Greater Europe)'s net sales in sterling decreased 1% on unfavorable comparison to 1994's benefit from one-time bulk sales, partly offset by the effects of the supplemental 1994 U.K. budget 26 pence tax increase on a typical bottle, effective January 1, 1995 and export volume increases in Scotch whisky. Operating income in sterling decreased 80%, principally due to the 1995 restructuring charge and an unfavorable comparison to 1994's benefits from one-time bulk sales and other nonrecurring benefits.

HARDWARE AND HOME IMPROVEMENT PRODUCTS

1996 COMPARED TO 1995

  Net sales increased 5% on price increases, line extensions, new products and higher overall volume. All four companies in the group reported increased sales except Master Lock, which was flat. The overall volume increase resulted from Moen, while the other companies reported lower volume. Price, line extension and new product increases were reported by all companies.

  Operating income increased 3% on the sales increase and a $2.2 million gain on the sale of Moen's joint venture in Taiwan, partly offset by increased manufacturing and operating expenses. The manufacturing expense increase reflects higher labor and overhead costs. The higher operating expenses reflect higher selling and distribution expenses (principally Moen and Master Lock to meet competitive activities), increased research and development expenses at Moen, and an unfavorable comparison to last year's reversal of reserves related to a joint venture. All companies but Master Lock reported increased operating income. Master Lock declined on lower volume and increased spending on selling and pricing programs as a result of a shift by mass merchants to competitors' value-priced products. In response to these competitive conditions, on January 1, 1997, Master Lock decreased prices on its core padlock products by an average of 15% and aggressive restructuring actions are being considered to reduce costs.

  As the home building industry continues to consolidate, the growth of large mass merchants and home centers will continue to present pricing and service challenges to manufacturers.

1995 COMPARED TO 1994

  Net sales increased 3% on price increases, line extensions and new products, partly offset by volume declines. All four companies in the group achieved higher sales. Operating income increased 1% as the sales increase and lower operating expenses were largely offset by increased raw material costs and effects of lower volume. All companies except Moen reported improved operating income. Moen's decline reflected a downturn in its U.S. market, principally in the second and third quarters, higher raw material and marketing costs and the effects of difficult economic conditions in Taiwan and Canada.

GOLF AND LEISURE PRODUCTS

1996 COMPARED TO 1995

  Net sales increased 40% on the inclusion of Cobra, acquired January 24, 1996, and volume gains in all product lines, reflecting benefits from line extensions and new products, partly offset by lower average foreign exchange rates. Operating income was up 31% on the inclusion of Cobra and an increase at Titleist and Foot-Joy Worldwide. Cobra's lower than expected results were due primarily to startup production problems and marketing costs associated with new products. Titleist's increased operating income reflected the higher sales, partly offset by higher operating expenses, principally associated with the support and development of new products to meet competitive activity.

1995 COMPARED TO 1994

  Net sales were up 14% on increased volume in all product lines, reflecting benefits from line extensions and new products. Operating income increased 13% on higher sales, partly offset by higher operating expenses, principally marketing and volume related expenses including costs related to European expansion.

OFFICE PRODUCTS

1996 COMPARED TO 1995

  Net sales increased 2%. Excluding the office furniture operations sold in 1995 and the acquisition of Advanced Gravis in September 1996, sales increased 5% on new products and price increases, partly offset by volume declines in existing product lines and lower average foreign exchange rates. Operating income increased 13% reflecting the sales increase and improved gross margin (principally reflecting the price increases), partly offset by higher operating expenses, principally customer programs and new product and business development costs in North America and increased freight and distribution expenses in Europe. Comparisons for Day-Timers were adversely affected by the impact of strong initial sales into the retail channel in 1995.

  As the office products industry continues to consolidate, the growth of large retailers will continue to present pricing and service challenges to manufacturers.

1995 COMPARED TO 1994

  Net sales increased 15% on new products and volume increases reflecting continued market share gains, higher average foreign exchange rates and limited price increases. Operating income was up 13%, principally in domestic businesses, reflecting the sales increase, partly offset by higher raw material costs which were not fully recovered by the price increases, and higher marketing and volume-related expenses.

LIQUIDITY AND CAPITAL RESOURCES

  Net cash provided from operating activities in 1996 was $333.5 million, as compared to $380.3 million in 1995. Net cash provided in 1996 was impacted unfavorably by inclusion of Cobra's working capital requirements. The 1995 amount included the cash provided by disposed businesses to the date of disposal in 1995, partly offset by the payment of $29.4 million related to the "put" exercise premium on the 5 3/4% Eurodollar Convertible Debentures.

  Income from continuing operations in 1996 amounted to $181.7 million and depreciation and amortization was $238.3 million. Income from continuing operations in 1995 amounted to $185.9 million and depreciation and amortization was $223.9 million. These sources of funds were partly offset by cash used for working capital requirements of $60.8 million and $66.5 million, in 1996 and 1995, respectively.

  Net cash used by investing activities in 1996 of $867.2 million principally reflects the acquisition of Cobra and capital expenditures of $199.6 million. The net cash provided by investing activities in 1995 of $1 billion reflects the proceeds received on the sale of the Franklin life insurance business of $1.17 billion, partly offset by capital expenditures of $175.5 million. The increase in capital expenditures in 1996 is primarily attributable to an increase in golf and leisure products reflecting expansion of a golf ball plant, partly offset by $10.4 million absence of capital expenditures of businesses disposed.

  Net cash provided by financing activities of $95.9 million in 1996 principally reflects a net increase in borrowings of $854.4 million, partly offset by purchases of Common stock for treasury of $444.3 million and payment of dividends of $348.4 million. The net cash used by financing activities in 1995 of $1.82 billion reflects purchases of Common stock for treasury of $988.4 million, payment of dividends of $377.5 million and a net decrease in borrowings of $484 million.

  During 1996, the Company purchased 10 million shares of Common stock. Following the proposed spin-off of New Gallaher, Fortune Brands will consider purchasing up to 10 million additional Common shares, depending on market conditions and investment needs and opportunities.

  The dividends paid in 1996 and 1995 represent a payment of $2.00 per Common share. The lower payment in 1996 reflects the reduced number of outstanding Common shares. It is currently anticipated that the initial

Fortune Brands annualized dividend will be $.80 per share. Future dividends by Fortune Brands will be determined by, and will be at the discretion of, the Company Board following the spin-off, subject to available profits and other considerations.

  On March 5, 1996, the $150 million 7 5/8% Eurodollar Convertible Debentures, due 2001, were redeemed at a redemption price of 103.8125% of the principal amount plus accrued interest. On March 1, 1996, the $150 million 9 1/8% Debentures, due 2016, were redeemed at a redemption price of 104.4375% of the principal amount plus accrued interest.

  Total debt at December 31, 1996 was $2.4 billion, as compared to $1.5 billion in 1995, primarily reflecting the increase in commercial paper borrowings principally for the acquisition of Cobra and additional Common share purchases. The ratio of total debt to total capital increased from 28.3% at December 31, 1995 to 39.3% at December 31, 1996. The ratio of total debt to total capital adjusted to reflect the Transfers and the Distribution (assuming the net proceeds were used to increase cash and cash equivalents) at December 31, 1996 was 35.9%.

  To allocate the overall debt burden of American Brands at the time of the spin-off, New Gallaher will borrow and pay to Fortune Brands pounds sterling in the range of 925 million (net cash proceeds of approximately $1.25 billion). Fortune Brands will use such proceeds initially to pay down short-term debt.

  At December 31, 1996, the Company had $850 million of debt securities (including Medium Term Notes) available for sale under its shelf registration with the SEC.

  At December 31, 1996, the Company had $4 billion of long-term credit facilities, substantially all of which remained unused. These facilities are available for general corporate purposes, including acquisitions and support for the Company's short-term borrowings in the commercial paper market.

  Management believes that the Company's internally generated funds, together with its access to global credit markets, are more than adequate to meet the Company's capital needs.

  Working capital at December 31, 1996 was $774 million compared to $651.7 million at December 31, 1995. The increase principally resulted from the classification of net assets of discontinued operations of $683.3 million as current assets at December 31, 1996, partly offset by higher short-term debt levels at December 31, 1996 (principally reflecting the acquisition of Cobra and purchase of Common shares for the treasury). Management believes that the 1996 level was adequate to support continued growth.

  If the planned spin-off of New Gallaher occurs, changes in foreign exchange rates, principally sterling, will have significantly less impact on the financial statements of Fortune Brands.

  Financial instruments, principally forward foreign exchange contracts, are used to reduce the impact of changes in foreign currency exchange rates with respect to short-term loans, dividends declared by foreign operating companies and a portion of the Company's investments in U.K. operating companies. Interest rate swaps are used to reduce the impact of changes in interest rates. The counterparties are major financial institutions. Although the Company's theoretical risk is the replacement cost at the then estimated fair value of these instruments, management believes that the risk of incurring credit losses is remote and that such losses, if any, would be immaterial. The Company does not enter into financial instruments for trading or speculative purposes. If the planned spin-off of New Gallaher occurs, Fortune Brands' foreign exchange activity will be greatly reduced.

                     NEW GALLAHER BUSINESS AND PROPERTIES

  Except as otherwise indicated herein, market share information in respect of the U.K. reflects unit sales to consumers in the case of cigarettes and cigars and volume sales to consumers in the case of pipe and handrolling tobacco, and is based on information compiled by A.C. Nielsen Company Limited ("Nielsen"). Except as otherwise indicated herein, such information applies to the year ended December 31, 1996. Nielsen's information reflects the results of surveys conducted by it and represents best estimates only. Trade sales in the U.K. reflect unit sales for 1996 based on information compiled by Barclays Bank Plc from data supplied by U.K. tobacco manufacturers and importers. Except as otherwise indicated herein, market share information in respect of the Republic of Ireland reflects unit sales to the trade in the thirteen months ended December 31, 1996 and is based on information compiled by KPMG, Dublin, which reflects the results of the compilation of data supplied by the industry which has not been audited; in respect of France, Germany and the Canary Islands reflects 1996 unit trade sales and is based on information provided by distributors in those territories; in respect of Greece reflects 1996 unit trade sales and is based on information provided by a trade association; in respect of Kazakhstan represents Gallaher's own estimates; and in respect of duty free sales reflects 1996 unit trade sales and is based on reports compiled by Barclays Bank Plc.

  Gallaher will become a wholly-owned subsidiary of New Gallaher in connection with the Distribution. See "--CERTAIN ORGANIZATIONAL MATTERS."

INTRODUCTION

  Gallaher is the largest manufacturer of tobacco products for the U.K. market and manufactures and markets a range of cigarettes, cigars and pipe and handrolling tobacco products. Gallaher is the leader in each of the cigarette, cigar and pipe tobacco markets in the U.K., with market shares of 39.1%, 49.7% and 46.2%, respectively, and is the second largest handrolling tobacco manufacturer in the U.K., with a 38.0% market share. Gallaher is also the U.K. market leader in the growing low tar cigarette sector.

  In 1996 Gallaher's continuing operations had total turnover of (Pounds)4,372.0 million, of which (Pounds)3,772.2 million, or 86.3%, was in the U.K., and total operating profit (before exceptional cost of sales of (Pounds)65.5 million) of (Pounds)361.5 million, of which (Pounds)296.5 million, or 82.0%, was also in the U.K.

  Gallaher's U.K. business is based primarily on the sale of a number of leading brands, including Benson and Hedges, Silk Cut and Berkeley cigarettes, Hamlet cigars, Condor pipe tobacco and Old Holborn handrolling tobacco. Most of this business, 92.7% of total U.K. turnover from continuing operations in 1996, consists of the sale of cigarettes, principally in the premium sector. The most important brands for Gallaher's U.K. business are Benson and Hedges, the U.K. market's largest selling cigarette brand, and Silk Cut, the U.K. market's largest selling low tar cigarette brand. Each of these brands enjoys high consumer awareness as a result of Gallaher's innovative advertising and promotional campaigns.

  The sale of Gallaher's cigarettes in selected international markets is an important part of its operations, accounting for 28.9% of Gallaher's total cigarette unit sales in 1996. The sale of Gallaher's tobacco products in selected international markets accounted for 13.7% of turnover from continuing operations in 1996, and Gallaher sold tobacco products in over 35 countries, with international sales concentrated primarily in the Republic of Ireland, continental western Europe and the former Soviet Union.

  Gallaher manufactures substantially all of its products, for both domestic and international markets, in the U.K. and the Republic of Ireland. Gallaher produces cigarettes and pipe and handrolling tobacco in Lisnafillan in Northern Ireland, which is also its research and development center; cigarettes in Hyde, near Manchester in England; cigarettes in Dublin in the Republic of Ireland; and cigars in Cardiff in Wales. Gallaher has announced its plans to expand the Lisnafillan factory and close the Hyde factory over the next three to four years. Gallaher's U.K. national distribution center is in Crewe in England and its head office is in Weybridge in England. See "-- Manufacturing--Production."

HISTORY AND DEVELOPMENT

  Gallaher's business was established in 1857 in Londonderry to manufacture Irish Roll pipe tobacco, and manufactured its first machine-made cigarettes at around the turn of this century. In the period up to 1950, Gallaher pursued a strategy of acquisitions, with a particular emphasis on the cigarette market. During this period Gallaher acquired the rights to the du Maurier brand in the U.K. (one of the first filter tipped cigarettes to be sold in the U.K.), which was subsequently disposed of by Gallaher, and the rights to the Senior Service brand in the U.K. and the Republic of Ireland. As a result of these acquisitions, Gallaher became primarily a cigarette producing company. The Old Holborn brand of handrolling tobacco and Manikin, which was at that time one of the leading cigar brands, were also acquired during this period.

  In 1955, Gallaher made its most significant acquisition, that of Benson & Hedges Limited, through which it acquired the right to use the Benson and Hedges trademark in the U.K. and the Republic of Ireland. Gallaher subsequently acquired the right to use the Benson and Hedges trademark for the rest of the EU and countries in EFTA, with the exception of duty free markets, in 1993. Under Gallaher's ownership, Benson and Hedges became the largest cigarette brand in the U.K. in 1978. Benson and Hedges had a 14.3% share of the U.K. cigarette market in 1996.

  In 1964, Gallaher identified a market opportunity for a branded mild cigarette and launched Silk Cut. The brand was developed through a series of successful advertising and promotional campaigns and is currently the leading low tar cigarette brand in the U.K., with a 9.9% share of the U.K. cigarette market. Gallaher has capitalized on the appeal of the brand by launching brand extensions, such as Silk Cut Extra Mild and Silk Cut Ultra, to respond to increasing demand for even lower tar products. In order to concentrate on its key markets, and to obtain value for the Silk Cut brand in regions where it had not fully developed the potential for Silk Cut, Gallaher sold the Silk Cut trademark outside western Europe to B.A.T Industries p.l.c. ("B.A.T") at the end of 1994.

  By the end of 1977, the U.K. excise duty on cigarettes had changed from a duty on unmanufactured tobacco leaf to the present duty on the finished product. This change in duty structure fundamentally changed the U.K. cigarette market in that it increased demand for "King Size" cigarettes, which were longer than the then standard cigarette. Gallaher was well represented in this particular sector of the market with Benson and Hedges Special Filter and Silk Cut King Size cigarettes and consequently the unit sales and market share of these brands increased significantly. King Size and longer cigarettes now account for over 96% of all cigarette sales in the U.K.

  In the 1980s, Gallaher began to give greater focus to its international operations, particularly in continental western Europe. The acquisition in 1993 of the rights to the Benson and Hedges trademark in the EU and countries in EFTA, with the exception of the duty free markets, supplemented Gallaher's existing rights in the U.K. and the Republic of Ireland and increased significantly Gallaher's presence in continental western Europe. Gallaher is continuing to develop its presence overseas by applying the marketing expertise it has developed successfully over the years in the U.K. in its international markets. More recently, Gallaher has established a position in emerging markets through the launch of new brands, such as Sovereign cigarettes in the former Soviet Union, and plans to develop Sobranie cigarettes in Asia Pacific markets.

  Commencing in about 1970, Gallaher sought to diversify its operations, by making acquisitions of various businesses including businesses involved in retail distribution, housewares, optical goods and services and the manufacture and distribution of distilled spirits. In 1993 Gallaher decided to refocus its operations by divesting non-core assets. As part of this strategy, it sold its optical goods and services, housewares, and retail distribution businesses in July 1994, May 1995 and July 1995, respectively. In April 1996 Gallaher transferred its last material non-tobacco related business, its distilled spirits division, The Whyte & Mackay Group PLC (now known as JBB (Greater Europe) PLC), to the Company. Although Gallaher still owns certain non-tobacco operations comprising a pumps business in Zimbabwe and its captive insurance business in the Isle of Man, these are not considered to be material to the overall operations of Gallaher and Gallaher is now able to focus its financial and management resources on its tobacco operations.

  The American Tobacco Company, a former subsidiary of the Company, became a 13% shareholder in Gallaher in 1962 and that shareholding increased to 100% in 1975. Gallaher is presently an indirect wholly-owned subsidiary of the Company.

THE TOBACCO MARKET

  In 1995, an estimated 5.25 trillion cigarettes were sold throughout the world, with the western European market accounting for over 10% of world consumption. The U.K. market accounted for an estimated 83 billion cigarettes in 1995, which made it the fourth largest market in western Europe. In recent years, global cigarette consumption has been rising slowly. Most of the increase in demand has been in the emerging markets of eastern Europe, the former Soviet Union and Asia, while sales in western Europe (including the U.K.) and North America have been generally declining. Gallaher expects these trends to continue. Major international cigarette manufacturers are competing to establish their brands in the major emerging markets, where there is still a high level of unsatisfied demand for western-style cigarettes.

  Cigarettes are manufactured using two principal tobacco blends, Virginia blend and American blend. Virginia blend products tend to be more prevalent in the U.K., the Republic of Ireland, Africa and Asia, with American blend products more prevalent in continental western Europe and the U.S. Traditionally, Gallaher has focused on producing Virginia blend cigarettes.

  Historically, the U.K. has been the principal focus of Gallaher's business. The smoking population in the U.K. is estimated to currently number around 13 million people, more than 10.5 million of whom are cigarette smokers. In 1995, the U.K. tobacco market had an estimated retail value, including excise duty and value added tax ("VAT"), of (Pounds)11.4 billion, of which (Pounds)10.5 billion was cigarette sales. The volumes of tobacco products sold in the U.K. have declined since the 1970s, with total cigarette consumer sales over the period 1992 to 1996 falling by an average of 2.5% per annum. This period has also seen increasing demand for cigarette brands with a lower tar content and greater competition between manufacturers based on pricing. There are over 300 brands of cigarette sold in the U.K. However, the market is highly concentrated with the five leading brands accounting for more than half of all cigarette sales.

  There are significant differences between each of the principal western European markets. This is a consequence of the duty structures, distribution mechanisms, the degree of government regulation and local preferences for tobacco blends in each market. The principal western European markets are dominated by a limited number of established brands. There are also differences between the U.K. market and the international markets in which Gallaher operates in that sales prices and associated margins achieved in international markets are typically lower than those achieved in the U.K. market.

  A significant factor affecting Gallaher's operations is the government duty on tobacco products. Such duty represents a significant cost to tobacco companies and Gallaher includes these amounts in both turnover and cost of sales. The current U.K. government has expressed an intent to increase duty on tobacco products by an average of at least 3% per annum in excess of the rate of inflation. This represents an annual direct increase in cost of sales for Gallaher, which, if passed on to the retail trade, would be expected to affect the consumption of tobacco products. Gallaher has generally passed on the full duty increases to its customers in recent years with the result that these amounts are included in net sales and cost of sales. The continuing impact of price increases in the U.K. cigarette market, principally due to substantial duty increases in recent years, has reduced annual industry volumes, led to greater price competition and accelerated trading down by consumers to lower price cigarette brands, resulting in pressure on margins. These changes are particularly affecting Gallaher, the majority of whose sales are in the premium sector of the U.K. cigarette market.

  Since November 1996 approximately 79% of the recommended retail price for a premium brand cigarette sold in the U.K. has consisted of excise duties and VAT. Rates of duty charged on tobacco products in the U.K. are typically higher than those charged in other western European countries. This encourages both legal and, more significantly, illegal cross-border trade from countries with lower levels of duty. This cross-border trading has developed principally in the handrolling tobacco sector, which is a comparatively small part of Gallaher's business.

  The imposition of duty increases in the U.K. government's budget announcement also affects the annual pattern of Gallaher's turnover and inventory values. Historically, Gallaher's sales in the U.K. have peaked in the weeks preceding the budget announcement, as trade customers have sought to avoid the expected duty increases by acquiring inventories of tobacco products at pre-budget prices. In addition, as a result of paying duty at the pre-budget rate, Gallaher has held significantly higher inventory values in the months immediately following the U.K. government's budget announcement. Any change in the timing of the budget announcement or in the regulations relating to the application of duty increases could have a material impact on Gallaher's operating performance, as could the outcome of pending litigation, not involving Gallaher, if it resulted in commercial organizations being entitled to act as agents for U.K. individuals to bring into the U.K. tobacco products on which duty had been paid in another EU member state without the need to pay U.K. excise duty.

  Manufacturers' price increases in the U.K. have tended to be annual, most recently in the spring of each year, resulting in a second, less accentuated, peak in sales prior to such an increase.

PRINCIPAL BRANDS

  Gallaher's brands are key to its profitability and growth. Its principal brands are among the market leaders in the cigarette, cigar, handrolling tobacco and pipe tobacco sectors in the U.K. and the Republic of Ireland, and Gallaher has established positions in other markets in western Europe.

  Gallaher's principal cigarette brands are Benson and Hedges (encompassing primarily Benson and Hedges Special Filter, Benson and Hedges Lights, Benson and Hedges Superkings, Benson and Hedges Superkings Lights and Benson and Hedges American Blend), Silk Cut (encompassing primarily Silk Cut King Size, Silk Cut Extra Mild and Silk Cut Ultra), Berkeley (encompassing primarily Berkeley Superkings, Berkeley Superkings Lights and Berkeley Superkings Menthol), Mayfair, Sovereign and Sobranie. Gallaher's principal cigar brand is Hamlet (encompassing Hamlet, Hamlet Miniatures, Hamlet Reserve, Hamlet Special and Hamlet Extra Mild). Gallaher's principal tobacco brands are Old Holborn and Condor.

  Gallaher is continuing to develop its portfolio of brands through brand extensions into different taste sectors, different price sectors and lower tar cigarettes in order to increase its U.K. and international market share further and enhance consumer appeal.

TURNOVER BY REGION

  The following table sets forth by geographic region turnover from continuing operations of Gallaher for the periods indicated (see "--NEW GALLAHER MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS"):

                                            YEAR ENDED DECEMBER 31,
                                -----------------------------------------------
                                     1996            1995            1994
                                --------------- --------------- ---------------
                                             (UK GAAP IN MILLIONS)
Continuing Turnover (including
 duty)
  U.K. (i)                      (Pounds)3,772.2 (Pounds)3,557.5 (Pounds)3,537.2
  International (ii)                      599.8           520.9           468.5

Notes:
(i) U.K. represents sales in the U.K. domestic market.
(ii) International represents sales primarily in the Republic of Ireland, continental western Europe, the former Soviet Union, the Asia Pacific region and duty free sales.

U.K. BUSINESS

  Gallaher is the largest manufacturer of tobacco products for the U.K. market and manufactures and markets a range of cigarettes, cigars and pipe and handrolling tobacco products.

  Gallaher's U.K. business is based primarily on the sale of a number of leading brands, including Benson and Hedges, Silk Cut and Berkeley cigarettes, Hamlet cigars, Condor pipe tobacco and Old Holborn handrolling tobacco. In addition, Gallaher's Kensitas brand has a strong presence in Scotland. Most of this business consists of the sale of cigarettes, principally in the premium sector. The most important brands for Gallaher's U.K. business are Benson and Hedges, the U.K. market's largest selling cigarette brand, and Silk Cut, the U.K. market's largest selling low tar cigarette brand. Each of these brands enjoys high consumer awareness as a result of Gallaher's innovative advertising and promotional campaigns.

 Cigarettes

  Gallaher is the leader in the U.K. cigarette market, with a 39.1% market share. Gallaher's sales of cigarettes, principally in the premium sector, accounted for 92.7% of its total U.K. turnover from continuing operations in 1996.

  Sales of cigarettes in the U.K. have been in a gradual decline since their peak in 1973, with cigarette consumer sales falling by an average of 2.5% per annum over the period 1992 to 1996. Within this overall downward trend, however, growth has been apparent in certain sectors of the U.K. market, more recently in those for lower tar products and lower price brands.

  Gallaher's share of U.K. unit sales to consumers increased significantly from a level of 32.3% in 1985 to a peak of 42.9% in 1990, and was 39.1% in 1996. In 1988, Gallaher became the cigarette market leader in the U.K. The growth in Gallaher's market share was achieved through, among other measures, the introduction of a series of creative advertising campaigns to build consumer awareness of Gallaher's products and the launches of new brands and brand extensions. The reduction in market share in recent years has been primarily a result of the trend away from premium price cigarettes to lower price products.

  Gallaher classifies the U.K. cigarette market in terms of three price sectors based on the recommended retail price for a standard pack of 20 cigarettes: the premium sector (presently (Pounds)2.97 and above); the mid-price sector (presently (Pounds)2.82 to (Pounds)2.96); and the low-price sector (presently (Pounds)2.81 or less). The premium sector represents 48.5% of the U.K. cigarette market and the mid-price sector and low-price sector represent 23.9% and 27.6%, respectively. Gallaher's market position is particularly strong in the premium sector, where it earns margins superior to the margins on its products in the mid and low-price sectors. Gallaher has a 53.6% share of the premium sector principally through its Benson and Hedges and Silk Cut brands, the two largest selling brands in the premium sector. Benson and Hedges and Silk Cut together accounted for 24.2% of cigarette consumer sales in the U.K. in 1996 with aggregate sales of 19.5 billion cigarettes. Gallaher also has a 41.4% market share in the mid-price sector, through its Berkeley Superkings and Benson and Hedges Superkings brands, and an 11.7% market share in the low-price sector, principally through its Mayfair and Sovereign brands.

  The trend away from premium price cigarettes to lower price products in the last six years is also reflected in the total market shares of Gallaher's premium Benson and Hedges and Silk Cut brands, which have declined from 20.4% and 10.3%, respectively, in 1990 to 14.3% and 9.9% in 1996. In response to this trend, Gallaher introduced Gratis, a gift voucher-based loyalty program whereby consumers collect coupons which can be redeemed for gifts, in October 1994, to strengthen Benson and Hedges' position as the leading brand in the U.K. Gallaher launched Mayfair in February 1992 and Sovereign in March 1996 in the lower price sector of the U.K. market to capitalize on this growing market. The launch of Sovereign was the largest brand launch ever undertaken by Gallaher and its introduction, together with the growth of sales of Mayfair cigarettes, enabled Gallaher's low price cigarette brands to increase their share of the total market from 1.8% in January 1996 to 4.1% in December 1996.

  Gallaher believes that, in spite of pricing pressure from competitors, its continued investment in brand development through innovative marketing has enabled it to maintain its leading position in the market and its accumulated brand recognition will be an important element of future profitability.

  The average tar content of cigarettes sold in the U.K. has been gradually falling for more than 20 years, reflecting trends in consumer preferences and regulatory initiatives to reduce the tar content of cigarettes. In addition to the main brand, lower tar variants are also sold under the Benson and Hedges, Berkeley, Mayfair and Sovereign brand names. Lower tar cigarettes have accounted for a growing share of the U.K. market and Gallaher believes that it is well positioned to take advantage of what it believes will be a continuing trend. Gallaher is the market leader in the U.K. in the low tar cigarette sector, which it presently classifies as cigarettes with a tar yield of six milligrams or less. Within this sector the Silk Cut brand has a 63.4% share. To capitalize on Gallaher's position in the low tar sector, Gallaher launched Silk Cut Ultra, with a tar yield of one milligram, in 1992. In 1996, Silk Cut Ultra had a 1.6% share of the total cigarette market.

 Cigars

  Gallaher is the leader in the U.K. cigar market, with a 49.7% market share. The sale of cigars accounted for 4.1% of Gallaher's U.K. turnover from continuing operations in 1996. The market for cigars in the U.K. has been declining at an average rate of 4.8% per annum since 1991. Gallaher classifies the cigar market into three sectors according to size-- miniature, small and large. Over 70% of the U.K. cigar market comprises the sale of small cigars. Gallaher's principal cigar brand is Hamlet, which is sold in the small cigar sector and is the leader in the U.K. cigar market with a 39.8% market share. Gallaher markets other cigars from the Hamlet brand family in the miniature and large sectors, together with Sobranie cigars in the miniature sector, King Six cigars in the small sector and Sullivan Powell cigars in the large sector.

 Handrolling Tobacco

  Gallaher is the U.K.'s second largest handrolling tobacco manufacturer, with a 38.0% market share in the U.K. The sale of handrolling tobacco accounted for 2.2% of Gallaher's U.K. turnover from continuing operations in 1996. Gallaher's principal handrolling tobacco brand is Old Holborn, supported by other brands, including Amber Leaf and Samson, the latter of which is manufactured under license in the U.K. from Niemeyer, a Dutch tobacco company. Gallaher believes that the majority of handrolling tobacco being smoked in the U.K. consists of tobacco manufactured in the U.K., including Old Holborn, imported into the U.K. from markets with lower levels of duty. Gallaher believes that the importation of such products is predominantly illegal. This results from the rate of duty in the U.K. being significantly higher than that in other parts of the EU. The U.K. duty paid volume sales of handrolling tobacco have fallen by an average of 11.7% each year over the last three years.

 Pipe Tobacco

  Gallaher is the leader in the U.K. pipe tobacco market, with a 46.2% market share. The sale of pipe tobacco accounted for 0.9% of Gallaher's U.K. turnover from continuing operations in 1996. Gallaher's principal pipe tobacco brands are Condor and Mellow Virginia, which have a 24.7% and 7.3% market share, respectively, and are the largest and fourth largest brands, respectively. Gallaher also distributes Clan in the U.K., which has a 11.7% market share and is the third largest brand, on behalf of Niemeyer. The pipe tobacco market in the U.K. has declined steadily, with sales to the trade in the U.K. falling from 1,800 metric tons in 1991 to 1,000 metric tons in 1996. Approximately one-third of pipe tobacco smokers are over the age of 65.

 U.K. Competition

  Gallaher's principal competitor in the U.K. market is Imperial Tobacco Group PLC ("Imperial Tobacco"). Imperial Tobacco has a 37.8% share of the cigarette market, a 47.4% share of the cigar market (more than a third of which Imperial Tobacco derives from the distribution of cigars on behalf of Henri Wintermans, a Dutch cigar company), a 51.0% share of the handrolling tobacco market and a 36.4% share of the pipe tobacco market. Imperial Tobacco's principal cigarette brands are Embassy and Regal in the premium sector, Superkings and John Player Special in the mid-price sector and Lambert & Butler in the low-price sector. Of these brands, Lambert & Butler is the largest and accounted for approximately 28% of Imperial Tobacco's total cigarette consumer sales in 1996.

  The second main competitor in the U.K. cigarette market is The Rothmans (U.K.) Partnership, which, through its agent, Rothmans (U.K.) Limited, distributes brands such as Rothmans Royals, Dunhill, Craven A, Marlboro and Raffles on behalf of certain companies including Rothmans and Philip Morris. Brands distributed by The Rothmans (U.K.) Partnership have a 13.3% share of the cigarette market. Gallaher also has competition from imported brands, including those of R.J. Reynolds Tobacco Company ("R.J. Reynolds").

INTERNATIONAL BUSINESS

  Gallaher's international sales, which are based primarily on cigarettes, accounted for 21.8% ((Pounds)65.0 million) of Gallaher's operating profit in 1996 (after exceptional cost of sales of (Pounds)65.5 million) and represented approximately 13 billion cigarettes.

  Gallaher's international activities are concentrated in the markets of the Republic of Ireland, the former Soviet Union, France, Greece, Germany, Belgium and the Canary Islands. Gallaher plans to develop niche positions in certain markets in the Asia Pacific region. In addition to sales in duty paid markets, duty free sales to travellers and tourists are also a significant part of Gallaher's international business.

  Market trends in continental western Europe are generally similar to those in the U.K., with a longer term overall decline in the demand for cigarettes and increasing regulatory intervention. In the emerging economies of the former Soviet Union and Asia Pacific, however, sales of western-style cigarettes are generally increasing.

  Gallaher's objective is to develop a balanced portfolio of interests in established markets and in emerging markets with strong growth opportunities, either independently or through joint arrangements. In order to focus on its existing initiatives, Gallaher has no present intention of seeking opportunities in Africa or North or South America.

 The Republic of Ireland

  The Republic of Ireland represents an important international market for Gallaher and in 1996 accounted for 23.3% of Gallaher's international cigarette sales. Gallaher is the leading cigarette manufacturing company in the Republic of Ireland with a 44.2% share of the cigarette market and offers a tobacco product portfolio that includes Benson and Hedges and Silk Cut cigarettes, Hamlet cigars and Old Holborn handrolling tobacco. Gallaher has had a manufacturing operation in the Republic of Ireland for more than 30 years and manages its Irish operations independently of its other international operations. Gallaher produces cigarettes in Dublin, where it also packs pipe tobacco and handrolling tobacco imported from the U.K., and imports cigars for sale in the Republic of Ireland.

  Total cigarette sales in the Republic of Ireland grew by 1.5% and 1.4% in 1995 and 1996, respectively, which Gallaher believes is attributable to the recent strength of the Irish economy, the country's demographic changes and its growing tourist industry. Gallaher is the leading tobacco company in the Republic of Ireland, with 44.2% of the cigarette market, 75.6% of the cigar market and 54.4% of the pipe and handrolling tobacco market. Silk Cut King Size and Benson and Hedges King Size are two of the top three cigarette brands in the country, Hamlet is the top cigar brand and Old Holborn and Condor are two of the top three tobacco brands. Gallaher's cigarette sales in the Republic of Ireland have grown at an average annual growth rate of 9.3% per annum since 1992.

  The tobacco market in the Republic of Ireland is different from that in the U.K., primarily because Irish legislation creates a framework for the price at which different cigarette brands can be sold. The advertising and promotion of tobacco products is also subject to greater restrictions in the Republic of Ireland than in the U.K. Gallaher intends to continue to build on its position in the Republic of Ireland by maintaining the investment in its existing brands and, to the extent permitted by legislation, the marketing of new brands to meet any future changes in consumer demand.

 Continental Western Europe

  Continental western Europe is also significant for Gallaher and in 1996 accounted for 38.2% of Gallaher's international cigarette sales. A major contributor to Gallaher's sales growth in continental western Europe has been the strategic acquisition in 1993 of the rights to the Benson and Hedges trademark for the EU and countries in EFTA, with the exception of duty free markets. Gallaher intends to increase further its market share in continental western Europe through the development of its existing brands, by way of line extensions, particularly in the lower tar sector and in the American blend market sector, and the continued development of its products in its selected markets.

  In terms of volume, Gallaher's principal markets in continental western Europe are France, Germany and Greece, which together accounted for 28.8% of Gallaher's international cigarette sales, and in each of which Gallaher sold more than one billion cigarettes in 1996. Gallaher's initiatives in these countries have included the launch of Benson and Hedges American Blend in France, the development of innovative advertising campaigns for its Benson and Hedges brand in Germany and the promotion of its Silk Cut brand in Greece. Belgium and the Canary Islands are also important contributors to Gallaher's international operating profits.

  Gallaher believes that it has experienced a significant level of demand from U.K. customers buying tobacco products, particularly handrolling tobacco, in continental western Europe due to the high level of duty on tobacco products in the U.K. relative to other western European countries.

 Former Soviet Union

  In 1996 Gallaher sold more than 2.4 billion cigarettes in the former Soviet Union, principally in Russia and Kazakhstan, which accounted for 18.6% of Gallaher's international cigarette sales, but at sales prices and associated margins which were considerably lower than those achieved in continental western European markets. Gallaher's cigarette sales to the former Soviet Union have increased significantly in recent years, although Gallaher experiences volatility in sales during periods of heightened political and economic instability and regulatory change. Gallaher's principal brand in these markets is Sovereign, supported by State Line (an American blend cigarette) and Sobranie. Gallaher does not own the rights to the Benson and Hedges or Silk Cut trademarks in the former Soviet Union. Gallaher believes that in 1996 Sovereign accounted for between 5% and 10% of the cigarette market in Kazakhstan. Gallaher intends to continue to address the opportunities for significant growth in the former Soviet Union by way of focused brand building and local manufacturing. Gallaher has acquired a site and intends to construct a factory in Kazakhstan.

 Asia Pacific

  Gallaher intends to pursue opportunities for development in the Asia Pacific region which it believes will become increasingly important to its international operations. Among other initiatives, Gallaher plans to establish a sales and marketing office in Hong Kong and is exploring opportunities in the People's Republic of China, the world's largest market for cigarettes. In 1996, Gallaher launched a new Sobranie line extension in Japan and intends to promote its Sovereign and Sobranie brands for sale in other markets in the Asia Pacific region.

 Duty Free Sales

  In 1996, Gallaher's duty free sales were in excess of one billion cigarettes and accounted for 8.4% of its international cigarette sales. Gallaher's principal duty free brands are Silk Cut cigarettes (which has a 12.1% share of the U.K. duty free cigarette market) and Old Holborn handrolling tobacco. Gallaher does not own the rights to the Benson and Hedges trademark in the duty free market. More than 80% of Gallaher's duty free sales are to purchasers traveling to or from the U.K. The principal outlets for Gallaher duty free sales are ferries, airports, the Channel tunnel, airlines and British service personnel serving overseas.

  A significant proportion of duty free sales relates to travel within the EU and is threatened by plans to abolish intra-EU duty free sales in 1999. While the extent of the impact of such abolition cannot be predicted, Gallaher believes that the loss of duty free sales may be partially offset by some expected flow back of sales into domestic European markets. Gallaher expects the effect of any flow back on its domestic European sales to be enhanced by the elimination of intra-EU duty free sales of Benson and Hedges cigarettes, currently made by B.A.T in duty free markets.

 Contract Manufacture

  Gallaher manufactures cigarettes under contract for B.A.T, which accounted for 9.2% of Gallaher's international cigarette sales in 1996.

 International Competition

  Gallaher's principal competitors in the Republic of Ireland, where Gallaher has a 44.2% share of the cigarette market, are P.J. Carroll & Company Limited, a subsidiary of Rothmans, which Gallaher estimates has a market share of 28.4%, and John Player & Sons (Dublin) Limited, a subsidiary of Imperial Tobacco, which Gallaher estimates has a market share of 27.4%.

  In the U.K. duty free cigarette market, in which Gallaher has a 15.5% market share, Gallaher's principal competitors are B.A.T, which has a market share of 35.6%, Imperial Tobacco, which has a market share of 24.9%, Philip Morris, which has a market share of 11.8%, and Rothmans, which has a market share of 9.6%.

  In Gallaher's other international markets, its market share is relatively small. The market share of its cigarette business is approximately 1.7% in France, 0.8% in Germany, 4.0% in Greece, 3% to 5% in the Canary Islands, 5% to 10% in Kazakhstan and less than 0.8% in each of its other international markets. The principal competitors in these international markets are Philip Morris, B.A.T, Rothmans, R.J. Reynolds and the local domestic producers in each market.

MARKETING

  Advertising, promotion and brand building play a key role in Gallaher's business, with significant expenditure on programs in the U.K. and overseas to support its key brands and to develop the markets for new brands and brand extensions. Gallaher has won numerous awards for advertising innovation and creativity for its Benson and Hedges, Silk Cut, Hamlet and Condor campaigns over the last 20 years, through which it pioneered tobacco advertising in the U.K.

  In international markets, advertising is carried out for Gallaher's leading brands, such as Benson and Hedges and Silk Cut, using locally developed advertising themes. The Republic of Ireland, Germany and Greece are the principal markets where such advertising is undertaken and Gallaher will shortly commence television advertising of Sovereign in the former Soviet Union. Promotion of Silk Cut is undertaken in duty free outlets, where permitted, using a range of consumer promotions, including sampling and gifts.

  Gallaher's brand building activities also include the sponsorship of a wide variety of high profile sporting teams and events such as the Benson and Hedges Jordan Formula One Grand Prix motor racing team, the Benson and Hedges golf and snooker tournaments, the Benson and Hedges Cup in cricket and the Silk Cut Challenge Cup in rugby league. In December 1996, Gallaher agreed to sponsor the Silk Cut entry in the 1997 Whitbread Round the World yacht race. Gallaher's management believes that involvement in such high profile international sporting events provides benefits not achieved by domestic advertising alone.

  Other significant promotional activities include Gratis, the Benson and Hedges gift voucher-based loyalty program, a similar reward scheme for customers who smoke Kensitas cigarettes and various Silk Cut gift promotions launched from time to time.

  Promotions at point of sale form a significant element of Gallaher's marketing strategy. Gallaher owns approximately 30,000 merchandising display units and kiosks, used by retailers throughout the U.K. as the display and vending areas for tobacco products. Gallaher's ownership of these assets results in prominence being given to its brands and products at the point of sale. A number of the U.K.'s largest retail groups currently use exclusively Gallaher's display units and kiosks in their stores.

  Gallaher believes that its market position in the U.K. and the Republic of Ireland enables it to exercise influence within the retail sector to assist the promotion of its products and that the market leadership of its brands in these countries strengthens Gallaher's position with respect to future performance. Gallaher is also continuing to investigate ways of further developing its direct marketing activities.

SALES

  Gallaher's U.K. sales are conducted through its U.K. sales division which currently employs approximately 280 people. The division is controlled from Gallaher's headquarters at Weybridge and has two support offices at Crewe and Northolt. Gallaher places significant emphasis on a strong and responsive sales team and initiatives are taken to ensure that the organization of the sales division addresses the changing needs of the business and its major customers.

  As part of its U.K. sales effort, Gallaher's sales staff visits approximately 60,000 retail outlets a year to promote new initiatives and support the sale and distribution of Gallaher's products. Gallaher also uses a third party merchandising force of approximately 100 people which is responsible for maintaining brand awareness and image in the retail market.

  Gallaher's international sales are conducted through its wholly-owned subsidiaries, including Gallaher International Limited and Gallaher (Dublin) Limited. Its international operations, excluding those in the Republic of Ireland, employ approximately 150 people to support Gallaher's sales efforts in the U.K. and in offices in Paris, Athens, Hamburg, the Canary Islands, Madrid, Moscow and Kazakhstan. The sales force in the Republic of Ireland currently consists of 43 people.

DISTRIBUTION

  Gallaher's U.K. distribution operation is based at its national distribution center in Crewe. The construction of this facility was completed in 1994 and enabled Gallaher to achieve a significant reduction in distribution costs through the closure of existing distribution centers. Since December 1991, Gallaher has closed eight distribution centers. Gallaher has achieved substantial improvements in its distribution organization since 1985. While Gallaher's unit cigarette sales in the U.K. have declined by approximately 2.3% over that period, initiatives by Gallaher to concentrate its customer base towards wholesalers and distributors have resulted in a decrease in the number of accounts serviced by Gallaher from more than 22,000 to approximately 2,000 and the number of employees has fallen from over 650 to approximately
100. Total distribution costs have declined during that period by approximately 40% when adjusted for inflation.

  The Crewe center has capacity to store approximately eight billion cigarettes and Gallaher believes that, with its computer systems, electronic movement and storage facilities, the Crewe center is one of the most up-to-date distribution facilities in Europe.

  Gallaher uses a network of third party carriers for final delivery to customers, which enables it to adapt more easily and cost effectively to times of high and low demand. The distribution and storage requirements of Gallaher's business are greatest in the weeks preceding the U.K. government's budget statement. At such times, Gallaher may use additional storage space to cover peak requirements.

  Tobacco products for international markets are also delivered to customers using, principally, third party local distributors.

MANUFACTURING

 Raw Materials

  Gallaher's principal raw materials for the manufacture of cigarettes, tobacco and cigars are tobacco leaf, cigarette paper, acetate tow (for the production of filter tips), cardboard and other packaging materials, which are purchased from a number of suppliers. Gallaher is not unduly reliant on any one supplier and has not suffered any significant production interruption as a result of an interruption in the supply of raw materials.

  Tobacco leaf accounts for approximately one-third of manufacturing costs and one-half of raw material costs. In 1996, Gallaher purchased approximately 37,000 metric tons of tobacco leaf from a number of world markets, principally Brazil, Zimbabwe, southern Europe and North America. Gallaher purchases tobacco leaf from independent dealers and has leaf buying offices in Harare, Zimbabwe and Goldsboro, North Carolina in the U.S. to support its sourcing operations.

  As with other agricultural commodities, the price of tobacco leaf tends to be cyclical, with imbalances in supply and demand influencing future production levels. Different regions also experience variations in weather patterns which affect crop quality. Though the effect of price fluctuations on Gallaher's operating performance may be limited by the geographic spread of its tobacco leaf sources and by Gallaher's policy of holding approximately one year's inventory of tobacco leaf in order to aid consistency of blends, any significant change in tobacco leaf prices could affect Gallaher's operating profit.

 Production

  Gallaher manufactures substantially all of its products, for both domestic and international markets, in the U.K. and the Republic of Ireland.

  Gallaher has four manufacturing sites which, in 1996, manufactured approximately 45 billion cigarettes, 590 million cigars and 2,720 metric tons of handrolling and pipe tobacco, and as of December 31, 1996, employed approximately 2,340 people in its factories.

  In December 1996 Gallaher announced its decision to concentrate its U.K. cigarette production at its factory in Lisnafillan, Northern Ireland. The three to four year program will result in the expansion of the Lisnafillan factory and the closure of its factory in Hyde, Manchester. The restructuring is expected to result in the loss of approximately 950 jobs at Hyde and the addition of approximately 300 jobs at Lisnafillan. As part of this restructuring, Gallaher intends to invest approximately (Pounds)40 million over the next three to four years to expand the Lisnafillan factory, including the installation of four ultra high speed cigarette machinery complexes. The expansion of the purpose-built factory at Lisnafillan will provide Gallaher with an annual production plant capacity of up to 50 billion cigarettes, matching the current combined plant capacity of Hyde and Lisnafillan. Gallaher believes that this restructuring will result in lower overhead costs and improve production efficiency.

  Gallaher has several principal suppliers for its cigarette, tobacco and cigar machinery and failure of machinery has not historically created significant supply problems. Although Gallaher has operations in Northern Ireland, where there has been social and political unrest, there has been no consequential damage to Gallaher's manufacturing facilities there.

 Research and Development

  Gallaher employs approximately 125 people in its research and development department located at its factory at Lisnafillan in Northern Ireland. The department is principally focused on new product design and new processing techniques, with the aim of reducing the product cost and enhancing quality and consumer acceptability. In addition, the department has responsibility for quality control and compliance with regulatory constraints.

  Gallaher spent approximately (Pounds)4.5 million, (Pounds)4.1 million and (Pounds)4.0 million during 1994, 1995 and 1996, respectively, on research and development in respect of continuing operations.

EMPLOYEES

  As of December 31, 1996, Gallaher employed approximately 3,700 people. Gallaher considers relations with its employees to be good. Approximately three-quarters of Gallaher's employees in the U.K. are members of trade unions including the Amalgamated Transport and General Workers Union, the Amalgamated Electrical and

Engineering Union and the Manufacturing, Science and Finance Union. In the Republic of Ireland, certain of Gallaher's employees are members of the Services, Industrial, Professional, Technical Union and the Marine Port & General Workers Union. Each of these unions is recognized by Gallaher. In December 1996, Gallaher announced plans to close its Hyde factory, which will result in the loss of approximately 950 jobs, partly offset by the creation of approximately 300 jobs at the Lisnafillan factory as a result of the planned expansion of such factory. Gallaher is in consultation with the trade unions in connection with the announced closing of the Hyde factory. See "-- Manufacturing--Production."

PROPERTIES

  Gallaher's principal properties are its factories in Lisnafillan, Northern Ireland, Hyde, England, Cardiff, Wales, and Dublin, the Republic of Ireland, its head office in Weybridge, England, its U.K. national distribution center in Crewe, England, and administration facilities in Northolt, England. Apart from the Dublin factory, part of the Lisnafillan factory and some land adjacent to the Hyde factory which Gallaher leases, all of these are freehold properties owned by Gallaher.

  Gallaher has entered into a contract for the sale of its facilities in Northolt and an agreement to lease new premises in Perivale, west London. Completion of the sale and new lease, which is conditional on completion of certain works at the premises in Perivale, is expected to take place in late summer of 1997. In addition, Gallaher has announced its plans to expand the Lisnafillan factory and close the Hyde factory over the next three to four years. See "--Manufacturing--Production."

REGULATION/LEGAL ENVIRONMENT

  The advertising, sale and consumption of cigarettes and other tobacco products in the U.K. and many other countries have been subject to pressure from governments, health officials and anti-smoking groups, who claim that the smoking of cigarettes and tobacco products is harmful to health. A number of substantial restrictions on the marketing, advertising, product design and consumption of cigarettes have been introduced by regulation or voluntary agreements as a result of this pressure. In addition, anti-smoking groups are seeking to diminish the social acceptability of smoking.

 Advertising, Sponsorship and Promotion

  Currently, advertising and promotion in the tobacco industry in the U.K. is restricted under the terms of voluntary agreements entered into with the government and under the requirements of legislation. These restrictions limit the amount that tobacco companies may spend on certain activities, restrict the types of media and forms of advertising used and require the placement of a health warning on every advertisement and on the packaging of tobacco products.

  The tobacco industry in the U.K. has, since 1971, negotiated voluntary agreements with the U.K. government regarding tobacco advertising and promotional activities. The current voluntary agreement on the advertising and promotion of tobacco products is intended to remain in force at least until June 1, 1999, subject to any amendment that may be required by any future U.K. or EU legislation. This voluntary agreement regulates the content and design of cigarette advertisements, poster advertising expenditure, the placement of tobacco product advertisements, the use of health warnings on advertisements, promotional activities and related matters.

  Tobacco companies have also been subject to voluntary restrictions in the U.K. since 1977 on the extent to which they can sponsor sporting events. The current voluntary agreement on sponsorship of sport is intended to run at least until June 1, 1999, subject to any amendment that may be required by any future U.K. or EU legislation. This agreement limits the amount which may be spent on sponsorship of sporting events in the U.K. by individual tobacco companies, includes guidelines for press and poster advertising for sponsored events, regulates the placement of advertisements for sponsored events and prohibits the financial support of any sport in which the majority of participants is under the age of 18 or of events designed to appeal to audiences predominantly under that age. The agreement includes codes of practice laid down by the British Broadcasting Corporation and the Independent Television Commission concerning television coverage. The sponsorship of any sporting event not referred to in the agreement must receive the approval of the U.K. Minister for Sport.

  Industry performance under the voluntary agreements referred to above is monitored by the Committee for Monitoring Agreements on Tobacco Advertising and Sponsorship whose membership is composed of equal numbers of representatives of the government departments concerned and members of the tobacco industry with an independent chairman.

  The nature of the labeling of health warnings (both in the U.K. and in other EU countries) is governed by EU directives. These directives provide that packs of tobacco products must carry a health warning on their most visible surface together with a second warning label.

  An EU directive on television broadcasting has prohibited television advertising for all tobacco products throughout the EU since 1991. There is a proposal for an EU directive which would provide for a total ban on the advertising of tobacco products throughout the EU and would restrict the use of tobacco brand names on non-tobacco products. This proposed directive would have to be adopted by the Council of Ministers of the member states of the EU by a qualified majority of such states prior to it becoming effective.

  The advertising, sponsorship and promotion of tobacco products in the Republic of Ireland is more restrictive than in the U.K. Tobacco products may only be advertised in newspapers, magazines or other similar publications, in retail sale premises, in duty free zones and on packs of tobacco products. Consumer promotions are prohibited. In addition, the maximum amount which tobacco manufacturers may spend annually on the advertising and sponsorship of tobacco products is determined by the Irish Minister for Health.

  There are also various country-specific restrictions in other EU countries and in the non-EU countries to which Gallaher currently sells its tobacco products. These include a ban on advertising and the prohibition of sponsorship of sport and other events in France, except in limited circumstances.

 Product Constituents

  An EU directive currently limits the tar yield of cigarettes to 15 milligrams per cigarette, which is to be reduced to 12 milligrams per cigarette by December 31, 1997. This directive has been implemented in the U.K. and in most other EU countries.

  A new voluntary agreement on the approval and use of new additives in tobacco products in the U.K. is expected to be implemented in 1997. The voluntary agreement regulates the additives which may be used in tobacco products and includes limits on their use. It also makes provision for certain information on additives to be provided to the U.K. Department of Health and to be made public, and includes guidelines for the testing and use of new additives in tobacco products and for the certification of compliance with the voluntary agreement by U.K. tobacco manufacturers.

 Restrictions on Consumption

  There are various pressure groups and anti-smoking lobbies whose activities are aimed at curtailing the sale of cigarettes to the public and reducing the social acceptability of smoking. In recent years, there has also been an increased amount of attention focused on the alleged harmful effects of environmental tobacco smoke or "passive smoking". These activities have resulted in the imposition of restrictions on smoking in public places and smoking practices at work.

  In December 1996, the Commission of the European Communities adopted a communication on the present and proposed role of the EU in reducing tobacco consumption. The purpose of the communication is to contribute to a review of existing and possible future anti-smoking strategies aimed at reducing the alleged public health impact of smoking on European citizens.

 Tobacco Taxation

  Excise duties represent a significant percentage of the retail price of tobacco products in duty paid markets and have been steadily increased by governments in many of the countries in which Gallaher sells its products.

  In the U.K., cigarette excise duties and VAT comprise around 79% of the recommended retail price of a pack of cigarettes in the premium price sector. The U.K. government has stated its intention to increase excise duty on tobacco products by an average of at least 3% a year in excess of the rate of inflation.

  In addition, an EU directive requires that the minimum excise tax (excluding
VAT) on the most popular price category of cigarette in each EU country must represent not less than 57% of the total recommended retail price.

 Packaging

  Draft regulations to implement an EU directive on packaging and packaging waste which requires member states to achieve specified levels of recovery and recycling of packaging waste in the U.K. were introduced before Parliament in January 1997 and are expected to become law in March 1997. These regulations will impose an obligation on persons regarded as producers, such as Gallaher, to recover and recycle specified percentages of packaging waste.

 Future Regulation

  Gallaher has successfully managed its business within the current regulatory climate. It is not possible to predict whether additional or more restrictive legislation, regulations, directives or actions will be implemented or taken in the U.K. or in other countries in which Gallaher sells its products or the nature of any such legislation, regulations, directives or actions. It is possible, however, that any further regulation in respect of advertising and promotion in its key markets would have an adverse effect on Gallaher's sales and operating performance. A general election is to take place in the U.K. before the end of May 1997. A change in government could lead to changes in the regulatory environment. The U.K. Labour Party has indicated that, if it were to form the next government, it would initiate a ban on advertising of tobacco products in the U.K. by way of legislation. It is unclear which forms of marketing and promotion would be affected and it is also not possible to predict the effect any such legislation, regulations, directives or actions may have on Gallaher or on the tobacco industry generally.

LEGAL PROCEEDINGS

  Tobacco manufacturers in the U.K., including Gallaher, have been sued by parties seeking damages for ailments claimed to have resulted from tobacco use. The first action brought against a tobacco manufacturer in the U.K. for alleged smoking-related health effects is believed to have been in 1988. To date no judgment has been entered and, to Gallaher's knowledge, no action has been settled, in favor of a plaintiff in any such action in the U.K.

  To date limited legal aid has been granted to claimants in alleged health-related actions against tobacco manufacturers in the U.K. Gallaher is currently involved in four actions in the U.K. in respect of which plaintiffs are alleging health damage resulting from tobacco use and have made applications for legal aid. Two of these actions, in Scotland, were stayed pending applications for legal aid and those applications were subsequently refused. In the third action, in Northern Ireland, legal aid was granted but the case has made no significant progress since the writ was served in 1990. In the fourth action, in Northern Ireland, the plaintiff has received limited legal aid, but has not received legal aid to issue proceedings.

  In England, applications for legal aid were filed with the Legal Aid Board commencing in 1992 and were subsequently rejected after opposition by a number of tobacco manufacturers. The Legal Aid Board subsequently reconsidered the applications and in January 1995 granted limited legal aid to approximately 200 claimants seeking to bring proceedings against tobacco manufacturers for alleged smoking-related ailments. A number of tobacco manufacturers thereafter submitted further representations in opposition to the applicants' requests for full legal aid and the Legal Aid Board announced in July 1996 that all legal aid was being withdrawn.

  Notwithstanding the denial of legal aid, in November 1996 proceedings were issued in England by 12 plaintiffs against Gallaher and Imperial Tobacco alleging that the claimants had contracted lung cancer as a result of smoking tobacco products. Seven of these plaintiffs allege that they smoked tobacco products manufactured by Gallaher. In December 1996 another writ was issued by the same legal advisers on behalf of a further 11 plaintiffs, eight of whom allege that they smoked tobacco products manufactured by Gallaher. These proceedings have been brought without any legal aid but with the plaintiffs' legal advisers acting on a conditional fee basis whereby they will receive a fee only if the proceedings are successful. Gallaher has been informed by the plaintiffs' solicitors that, in total, the plaintiffs' solicitors are processing approximately 100 claims.

  Neither Gallaher nor any of its subsidiaries is a party to any smoking and health litigation in any jurisdiction other than in the U.K. Actions have, however, been brought against other tobacco manufacturers outside the U.K., primarily in the U.S. These actions have alleged, among other things, that claimants have contracted lung cancer and other diseases as a result of smoking cigarettes or being exposed to the tobacco smoking of others, and that tobacco manufacturers have fraudulently and negligently misrepresented the health effects of tobacco, controlled the level of nicotine in tobacco products so as to make them addictive and suppressed research and information contained in internal documents. Claims have also been brought on behalf of the attorneys general of various U.S. states, local governments and public health agencies in the U.S. to recover public medical expenditures for alleged tobacco related illnesses.

  In the U.S., a 1988 jury award against a tobacco manufacturer was overturned on appeal in 1990 and remanded for a new trial. The plaintiff later withdrew the action with prejudice. In 1996, there was a jury award against Brown & Williamson Tobacco Corp., as successor by merger to The American Tobacco Company, which is pending appeal. The smallest of the five major U.S. cigarette manufacturers announced a settlement of certain tobacco related claims in March 1996.

  To date, there has been no recovery of damages against Gallaher in any action alleging that its tobacco products have resulted in human ailments. It is not possible to predict the outcome of the pending litigation. Gallaher believes, however, that there are meritorious defenses to the pending actions described above and that the pending actions will not have a material adverse effect upon the results of the operations, the cash flow or financial condition of Gallaher. Gallaher has been advised by its legal advisers that, in their opinion, on the basis of their investigations generally with respect to actions and claims of this character, Gallaher has meritorious defenses to these actions and claims. The pending actions and claims will be vigorously contested. There can, however, be no assurance that favorable decisions will be achieved in the proceedings pending against Gallaher, that additional proceedings will not be commenced against Gallaher in the U.K. or elsewhere, or that Gallaher will not incur damages or that, if incurred, such damages will not be material. Regardless of the outcome of the pending litigation, the costs of defending these actions and claims could be substantial and will not be fully recoverable from unsuccessful plaintiffs.

  The first action against a tobacco manufacturer in the U.K. alleging smoking-related health effects was brought against Gallaher. Dean v. Gallaher Limited was an action commenced in the High Court in Northern Ireland in which the plaintiff sought unspecified damages against Gallaher Limited and its subsidiary and predecessor, Hergall (1981) Limited (In Liquidation) ("Hergall"), for peripheral vascular disease, probably Buerger's disease, allegedly caused by cigarette smoking. In 1988, the plaintiff obtained legal aid to proceed up to the point of setting down for trial. He served his writ later that year and his statement of claim in 1989. Beginning on October 14, 1996, the Court heard evidence at a trial of the preliminary issue as to whether the plaintiff was suffering from Buerger's disease or peripheral vascular disease. After three days of testimony, the hearing was adjourned at the plaintiff's request. On October 21, 1996, the plaintiff consented to judgment being entered in favor of the defendants in both actions.

  Gallaher, or related entities of Gallaher, are currently named as a defendant in the actions described below.

  In Brennan v. Hergall (1981) Limited (In Liquidation), in the High Court in Northern Ireland, the plaintiff, a former employee of Hergall (then called Gallaher Limited), is seeking unspecified damages for peripheral arterial disease allegedly caused by cigarette smoking. The plaintiff received legal aid and issued a writ in October 1990, but no statement of claim has been served to date. The writ was originally served on Gallaher, but in March 1995, the plaintiff obtained leave to substitute Hergall as the named defendant in the action, and in November 1995, the plaintiff filed an amended writ of summons naming Hergall as the proper defendant.

  In Havelin v. Gallaher Limited et al., in the Court of Session in Scotland, the pursuer commenced his action in May 1995 against Gallaher by issuing a summons and condescendence. The pursuer seeks (Pounds)100,000 plus interest for Buerger's disease allegedly caused by cigarette smoking. In February 1995, prior to commencing this action, the pursuer applied to the Scottish Legal Aid Board for legal aid to fund his action. Gallaher submitted representations in opposition and in June 1995, the pursuer's application for legal aid was refused. The pursuer sought a review of this decision, which was unsuccessful in November 1995. This litigation is currently stayed.

  In Burnett v. Gallaher Limited, in the Court of Session in Scotland, the pursuer commenced his action in July 1995 by issuing a summons and condescendence. The pursuer seeks (Pounds)100,000 plus interest for heart disease allegedly caused by cigarette smoking. In July 1995, the pursuer applied to the Scottish Legal Aid Board for legal aid to fund his action. Gallaher submitted representations in opposition and in June 1996, the pursuer's application for legal aid was refused. This litigation is currently stayed.

  In Shiels v. Gallaher Limited et al., in the High Court in Northern Ireland, the plaintiff issued a writ in October 1995 and served it in October 1996. The plaintiff, the representative of the deceased, seeks unspecified damages for Buerger's disease and/or premature atherosclerosis suffered by the deceased allegedly caused by cigarette smoking. The plaintiff sought legal aid and in November 1995, Gallaher submitted representations in opposition to the grant of legal aid. To date, the plaintiff has received only limited legal aid but has not received legal aid to issue proceedings. On January 10, 1997, the plaintiff's application for an extension of time in which to serve a statement of claim was adjourned by consent until May 16, 1997.

  On November 12, 1996, a writ was issued by the London law firm of Leigh, Day & Co. in the High Court of England and Wales on behalf of 12 plaintiffs (Hodgson, et al. v. Imperial Tobacco Limited and Gallaher Limited). Each of the plaintiffs claims to have contracted lung cancer as a result of smoking tobacco products. Seven of the 12 plaintiffs claim to have smoked Gallaher's products. Those plaintiffs are John Barrie Hodgson, Denis William House, Leslie Marsden, Martin Margolis, Murdo Ian Macmillan, Sarah Marie Hore and James Alan Beech. On December 10, 1996, Leigh Day & Co. issued another writ on behalf of 11 further plaintiffs (Bywater et al. v. Imperial Tobacco Limited and Gallaher Limited), each of whom also claims to have developed lung cancer as a result of smoking tobacco products. Eight of the 11 plaintiffs claim to have smoked Gallaher's products. Those plaintiffs are Anthony John Bywater, Thomas Patrick Keating, David Michael Knight, Peter Joseph Keating, John Alan Lightfoot, Susan Virginia Auton, John Matthew Williams and Frances Wilcox. On December 11, 1996, the plaintiffs' lawyers requested the early assignment of a High Court judge to these cases. On December 31, 1996, the Senior Master and Queen's Remembrancer of the High Court denied the plaintiffs' request for a recommendation to the Lord Chief Justice for the assignment of a single judge to the cases. The Senior Master recommended that the plaintiffs' lawyers take various steps to clarify the nature, scope and scale of the litigation and indicated that he would be prepared to hear the application again once such steps have been taken. Leigh, Day & Co. has proposed that 20 cases be identified as lead cases and that these 20 cases be tried together as a group action in October 1998 and has advised the Court that it and other associated law firms are working together on approximately 100 cases (including the 23 filed in November and December 1996). It is not possible at the outset of this litigation to predict what form the proceedings might ultimately take or the time frame in which the litigation might proceed.

  In addition to the actions described above, from time to time Gallaher has received a small number of letters before action alleging smoking-related health effects as a result of smoking cigarettes manufactured by Gallaher. As of March 12, 1997, the latest practicable date prior to mailing of this Proxy Statement, Gallaher was not aware of any proceedings commenced against it in relation to these allegations.

STANDSTILL AGREEMENT

  In May 1996, B.A.T agreed with American Brands that, for a period ending no later than October 1999, B.A.T would not announce or submit any proposal for a business combination or acquisition in respect of American Brands or its principal businesses, including Gallaher. Following the Distribution becoming effective, this restriction will not apply to New Gallaher and Gallaher if a third party unaffiliated with B.A.T has made a public announcement with respect to a merger or similar transaction involving New Gallaher and Gallaher or if B.A.T has obtained the prior written consent of New Gallaher to engage in discussions regarding a possible transaction. The agreement, which is governed by New York law, provides that the rights thereunder will be directly enforceable by New Gallaher and Gallaher. The New Gallaher Board would have due regard to the interests of shareholders of New Gallaher and their fiduciary responsibilities as directors of New Gallaher if B.A.T applied to New Gallaher for any such consent.

EXCHANGE CONTROLS AND OTHER LIMITATIONS AFFECTING SECURITY HOLDERS

  There are currently no restrictions under English law on the import or export of capital or affecting the remittance of dividends or other payments to non-U.K. holders of New Gallaher Ordinary Shares except for certain restrictions imposed from time to time pursuant to legislation, such as the United Nations Act 1946 and the Emergency Laws Act 1964, against the government or residents of certain countries. See "U.S. FEDERAL AND U.K. TAX CONSIDERATIONS--U.S. FEDERAL AND U.K. TAX TREATMENT OF NEW GALLAHER SHAREHOLDERS."

  Except for certain restrictions which may be imposed from time to time pursuant to legislation as described above, there are currently no limitations imposed by English law or New Gallaher's Memorandum and Articles of Association, on the rights of non-U.K. citizens or residents to hold, or exercise voting rights attaching to, New Gallaher Ordinary Shares. New Gallaher will give ADS holders the right to attend and speak at general meetings but not to vote in person or count in the quorum. However, non-U.K. holders of New Gallaher Ordinary Shares will not be entitled to receive notices from New Gallaher, including notices of general meetings, unless they have given New Gallaher an address in the U.K. to which such notices may be sent. See "--DESCRIPTION OF AMERICAN DEPOSITARY SHARES--Voting of Deposited Securities." In addition, New Gallaher intends to provide certain financial information to its shareholders, including the holders of ADSs. See "OTHER MATTERS--AVAILABLE INFORMATION".

                    FORTUNE BRANDS BUSINESS AND PROPERTIES

INTRODUCTION

  American Brands, to be known as Fortune Brands, Inc., assuming the adoption and implementation of Item 3, is a holding company organized under the laws of Delaware. After the Distribution, its subsidiaries will be engaged in the manufacture and sale of distilled spirits, various types of hardware and home improvement products, golf and leisure products and office products, supplies and accessories.

BUSINESSES

  The following is a description of the businesses of the companies to remain as subsidiaries of Fortune Brands in the industry segments of distilled spirits, hardware and home improvement products, golf and leisure products and office products.

 Distilled Spirits

  JBB Worldwide, Inc. ("JBB Worldwide") is a holding company for subsidiaries in the Distilled Spirits business. Principal subsidiaries include Beam, Alberta Distillers Limited ("Alberta"), JBB (Asia-Pacific) Pty. Limited ("JBB (Asia-Pacific)") (formerly Fortune Brands Pty. Limited) and JBB (Greater Europe).

  JBB Worldwide's principal markets are the U.S., the U.K. and Australia. Approximately 85% of JBB Worldwide's sales are to these three markets, with the U.S. and the U.K. representing 58% and 19% of sales, respectively.

  JBB Worldwide's leading brands are owned by its subsidiaries, except that DeKuyper cordials are produced and sold in the U.S. under a perpetual license, Gilbey's gin and Gilbey's vodka are produced and sold in the U.S. under a license expiring September 30, 2007 and the Kamchatka vodka brand is claimed by another entity in California.

  Beam, located primarily in the U.S., currently produces, or imports, and markets a broad line of distilled spirits, including Bourbon and other whiskeys, cordials, gin, vodka, rum, tequila and cognac. Alberta, located in Canada, produces and sells in Canada a line of distilled spirits, produces Canadian whisky and other distilled spirit products for export to the U.S., and sells bulk Canadian whisky into a variety of export markets. JBB (Asia-Pacific) is located in Australia and sells JBB Worldwide products (primarily Jim Beam Bourbon whiskey) as well as several brands under agency agreements. JBB (Greater Europe) is located in the U.K. and produces, bottles, and sells blended and single malt Scotch whiskies, markets and sells vodka, and sells Scotch whisky in bulk. Under the JBB Worldwide holding company, Beam, Alberta, JBB (Greater Europe) and JBB (Asia-Pacific) have each been given the responsibility of selling the combined branded product portfolio in defined markets around the world.

  Beam and its predecessors have been distillers of Bourbon whiskey since 1795. Beam's nine leading brand names are Jim Beam Bourbon whiskey, Windsor Canadian Supreme Whisky, Lord Calvert Canadian Whisky, DeKuyper cordials, Gilbey's gin, Gilbey's vodka, Kamchatka vodka, Wolfschmidt vodka and Kessler American Blended Whiskey. Principal Bourbon whiskey brand names are Jim Beam, the largest-selling Bourbon whiskey in the U.S. and in the world, Old Grand-Dad, Old Crow, Old Taylor, four premium and super premium Bourbon whiskeys (Booker's, Knob Creek, Baker's and Basil Hayden's) sold under the Small Batch Bourbon whiskey name grouping, and Jim Beam & Cola, which combines Jim Beam Bourbon whiskey with a cola soft drink. DeKuyper is the top-selling cordial line in the U.S. Beam also produces Chateaux and Leroux cordials, Beam's 8-Star Blend and Calvert Extra blended whiskeys, Dark Eyes vodka and Calvert gin, and imports, in bottle or in bulk, Canada House Canadian Whisky (produced by Alberta), The Dalmore and The Claymore Scotch whiskies (both produced by JBB (Greater Europe)), Kamora coffee liqueur, After Shock cinnamon liqueur and Avalanche Blue peppermint schnapps (both produced by Alberta), Ronrico and Pusser's rums, El Tesoro and Chinaco tequilas and A. de Fussigny cognac.

  JBB (Greater Europe) has its origins as a distiller of Scotch whisky in 1844. During the fourth quarter of 1993, JBB (Greater Europe) completed the acquisition of Invergordon Distillers Group PLC, another distiller, blender and marketer of Scotch whisky. Its principal brand names are Whyte & Mackay Special Reserve, The Claymore, The Dalmore, Cluny, Mackinlay, Isle of Jura and Bruichladdich Scotch whiskies, Glayva Scotch whisky liqueur and Vladivar vodka. JBB (Greater Europe)'s products are sold in the U.K. through its own sales force, in the U.S. and Australia through the affiliated company distribution networks, and through independent distributors in other areas of the world.

  Products of JBB Worldwide's subsidiaries are sold through various distributors and, in the 18 "control" states (and one county) in the U.S. which have established government control over certain aspects of the purchase and distribution of alcoholic beverages, through government controlled liquor authorities.

  Raw materials for the production, storage and aging of products of JBB Worldwide's subsidiaries are principally corn, other grains, and new oak barrels, and are readily available from a number of sources except that new oak barrels are available from only two major sources, one of which is owned by a competitor. Blended Scotch whiskies are composed of a variety of grain and malt whiskies blended to provide a consistent product. The Scotch industry is therefore dependent on the trading of whiskies between whisky companies.

  Because whiskeys are aged for various periods, generally from three to eight years, subsidiaries of JBB Worldwide maintain, in accordance with industry practice, substantial inventories of bulk whiskey in warehouse facilities. Whiskey production is generally scheduled to meet demand years into the future, and production schedules are adjusted from time to time to bring inventories into balance with estimated future demand.

 Hardware and Home Improvement Products

  MasterBrand Industries, Inc. ("MasterBrand") is a holding company for subsidiaries in the hardware and home improvement products business. Subsidiaries include Moen, Master Lock, Aristokraft, and Waterloo.

  Moen manufactures and packages single- and two-handle faucets, sinks and plumbing accessories and parts and a wide variety of plumbing supply and repair products in the U.S. and East Asia. Faucets are sold under a variety of trade names, including Moen, Moentrol, Touch Control, One-Touch, Riser, Monticello, Concentrix, Chateau, Legend, Pulsation and Sani-Stream, and other products are sold under the Moen, Chicago Specialty, Dearborn Brass, Wrightway, Anchor Brass and Hoov-R-Line brand names. Composite kitchen sinks are sold under the MoenStone brand name. Some of the plumbing parts and repair products are purchased from other manufacturers. Products are sold principally in the U.S. and Canada and also in East Asia, Mexico and Latin America. Sales are made through Moen's own sales force and independent manufacturers' representatives primarily to wholesalers, mass merchandisers and home centers and also to industrial distributors, repackagers and original equipment manufacturers.

  Master Lock manufactures key-controlled and combination padlocks, chain and cable locks, bicycle locks, built-in locker locks and other specialty security devices, and also manufactures door lock sets and door hardware. Sales of products designed for consumer use are made to wholesale distributors and to home centers, hardware and other retail outlets, while sales of lock systems are made to industrial and institutional users, original equipment manufacturers and retail outlets. Most sales are brokered through independent manufacturers' representatives, primarily in the U.S. and Canada.

  Aristokraft manufactures kitchen cabinets and bathroom vanities. Stock and semi-custom cabinets are sold under the brand names of Aristokraft and Decora, respectively. Sales under the Aristokraft brand name are made in the U.S. primarily through stocking distributors for resale to kitchen and bath specialty dealers, lumber and building material dealers, remodelers and builders. Decora products are sold primarily to kitchen and bath specialty dealers.

  Waterloo manufactures tool storage products, consisting primarily of high quality steel tool boxes, tool chests, workbenches and related products manufactured for private label sale by one of the largest national retailers in the U.S. Similar products are sold under the Waterloo and All American brand names to specialty industrial and automotive dealers, mass merchandisers, home centers and hardware stores. Waterloo also manufactures hospital carts and storage units and sells such products to institutional users.

  Raw materials used for the manufacture of products offered by MasterBrand's operating companies are primarily red oak lumber, particleboard, rolled steel, brass, zinc, copper, nickel, and various plastic resins. These materials are available from a number of sources.

 Golf and Leisure Products

  Acushnet Company ("Acushnet") is comprised of the Titleist and Foot-Joy Worldwide Division, the Acushnet Golf Division and Cobra. The Titleist and Foot-Joy Worldwide Division is a leading manufacturer and distributor of golf balls, golf shoes, golf clubs and golf gloves. Other products include bags, carts, dress and athletic shoes as well as socks and accessories. Acushnet's leading brands are Titleist and Pinnacle golf balls, DCI, Scotty Cameron by Titleist and Bulls Eye golf clubs and putters, Classics and DryJoys golf shoes and Sta-Sof and Weather-Sof golf gloves. Acushnet products are sold primarily to golf pro shops throughout the U.S. by the Titleist and Foot-Joy Worldwide sales force and to sporting goods stores and mass merchants through the Acushnet Golf Division. Sales are made in the U.K., Canada, Germany, Austria, Denmark, France, Sweden, The Netherlands and South Africa through subsidiaries, in Japan through a majority-owned joint venture, in Ireland through a branch of a U.K. subsidiary and outside these areas through distributors or agents.

  Cobra is a leading manufacturer and distributor of golf clubs, with emphasis on oversized graphite shafted golf clubs marketed and sold under the King Cobra brand name. Other Cobra products include specialty golf clubs, putters, golf bags and golf accessories. Cobra's products are sold to on-course golf pro shops and selected off-course specialty stores throughout the U.S. by independent sales representatives. Cobra markets its products internationally through subsidiaries in the U.K., continental Europe and Japan, through exclusive licensees in Australia and Canada and outside these areas through distributors.

 Office Products

  ACCO World Corporation ("ACCO") and its subsidiaries are engaged in designing, developing, manufacturing and marketing a wide variety of traditional and computer-related office products and supplies, personal computer accessory products, time management products and presentation aids. Products are manufactured by subsidiaries, joint ventures and licensees of ACCO, or manufactured to such subsidiaries' specifications by third party suppliers, throughout the world, principally in the U.S., Canada, western Europe and Australia.

  ACCO USA, Inc., a subsidiary of ACCO, manufactures binders, fasteners, paper clips, punches, staples, stapling equipment and storage products, as well as computer binders, supplies and accessories, in the U.S. ACCO Canada Inc., a subsidiary of ACCO, manufactures and distributes a similar range of office products in Canada. Principal brands include ACCO products, Swingline staples and stapling equipment, Wilson Jones binders and columnar pads and Perma Products corrugated board storage products. Products are sold throughout the U.S. and Canada by their respective sales forces to office and computer products wholesalers, retailers, dealers, mail order companies and mass merchandisers.

  Kensington Microware Limited ("Kensington"), a subsidiary of ACCO, designs, develops and markets a range of computer accessories and supplies. In 1995, Silicon Sports and STATX lines of computer accessories and cleaning products were acquired. In 1996 a subsidiary of Kensington acquired the outstanding common shares of Advanced Gravis Computer Technology Ltd. ("Gravis"), a leading marketer of products for the personal computer entertainment market. Gravis designs and sells joysticks, game pads and sound cards for both Macintosh and IBM-compatible computers.

  Subsidiaries of ACCO Europe PLC, a subsidiary of ACCO, manufacture and distribute a wide range of office supplies and machines and storage and retrieval filing systems. Their products are sold primarily in the U.K., Ireland, western Europe and Australia through their own sales forces and distributors.

  Day-Timers, Inc., a subsidiary of ACCO, manufactures personal organizers and planners in the U.S. and is estimated by management to be the leading direct marketer of time management aids in North America. Products are sold in the U.S. by Day-Timers, and in Canada, Australia and Europe by subsidiaries, through direct mail advertising and catalogs to consumers and businesses. In addition, products are sold through ACCO USA, Inc. and ACCO Canada Inc. to retailers and mass merchandisers. A subsidiary also conducts time management seminars for personnel of corporations, as well as other entities throughout the U.S., Canada, Australia and Europe. Another subsidiary markets, principally in the U.S., arts and crafts supplies primarily to schools.

EMPLOYEES

  Fortune Brands and its subsidiaries had, as of December 31, 1996, the following number of employees, a substantial number of whom were covered by collective bargaining agreements with various unions:

           Distilled spirits                        2,390
           Hardware and home improvement products   8,460
           Golf and leisure products                4,780
           Office products                          8,470
           Corporate headquarters                     200
                                                   ------
                                                   24,300

  Generally, labor relations have been maintained in a normal and satisfactory manner.

PROPERTIES

  Fortune Brands leases its principal executive offices in Old Greenwich, Connecticut. The following is a description of properties of Fortune Brands' subsidiaries.

 Distilled Spirits

  JBB Worldwide operates from executive offices leased by Beam in Deerfield, Illinois. Other subsidiaries of JBB Worldwide lease offices in Glasgow, Scotland; Burnaby, British Columbia, Canada; and Gordon, New South Wales, Australia. Subsidiaries of JBB Worldwide and a joint venture in India, own and operate seven bottling plants, twelve distilleries (of which three are malt distilleries not currently in use) and numerous warehouses for the aging of bulk whiskeys all located in the U.S., Scotland, Canada and India. In addition, JBB Worldwide subsidiaries lease sales offices and warehouse space for the storage of promotional material in various locations throughout the world.

 Hardware and Home Improvement Products

  MasterBrand leases its executive offices in Deerfield, Illinois and a subsidiary, Moen, owns its executive offices in North Olmsted, Ohio. Principal properties of subsidiaries of MasterBrand include nineteen plants and two distribution centers owned and operated in the U.S. A 60%-owned joint venture in China owns and operates one plant. In addition, subsidiaries of MasterBrand lease and operate three plants and four warehouses in the U.S. and ten distribution centers, of which seven are in the U.S. and one is in each of Canada, Japan and Mexico.

 Golf and Leisure Products

  Acushnet owns a combined executive office and research and development facility and a distribution and packaging facility in Fairhaven, Massachusetts. In addition, it owns and operates five plants and a test facility, all located in the U.S. Acushnet also leases three warehouses, a manufacturing facility, a test facility, and two research and development facilities, all located in the U.S. Acushnet also leases an office in Taiwan. A subsidiary of Acushnet leases two combined sales office and warehouse facilities in Canada. Other Acushnet subsidiaries own and operate a plant and a warehouse in England, lease a sales office and warehouse in each of Germany, France and Sweden and lease a sales office in each of Austria, Denmark, The Netherlands, the Republic of Ireland and South Africa. Acushnet's majority-owned joint venture in Japan leases two sales offices and a warehouse facility there. Acushnet's majority-owned joint ventures in Thailand lease and operate two plants there. Acushnet's minority-owned joint venture in China leases and operates one plant. Cobra leases a combined executive office and distribution center, a combined administrative and assembly facility, a combined warehouse and distribution center and a graphite shaft production facility all located in Carlsbad, California. Principal properties of subsidiaries of Cobra are leased and include one combined sales and distribution and assembly facility in France, one combined sales and distribution office in the U.K. and one combined sales and administrative facility in Japan.

 Office Products

  ACCO leases its executive offices in Deerfield, Illinois. Principal properties of subsidiaries of ACCO include seven plants owned and operated in the U.S., seven in the U.K., and one in each of France, Germany, Italy, Australia, the Republic of Ireland and Mexico. In addition, subsidiaries of ACCO lease and operate nine facilities in the U.S., three in Mexico, five in Canada, two in each of Australia and the U.K., and one in each of France, Germany and Italy. Of these leased facilities, (i) three in the U.S., two in Canada and one in each of Australia, the U.K., and Germany, are combined manufacturing and distribution facilities, (ii) five in the U.S., two in each of Canada and Mexico and one in each of the U.K., Italy, Australia and France are distribution facilities and (iii) one in each of the U.S., Canada and Mexico are manufacturing facilities.

  Fortune Brands and its subsidiaries are of the opinion that their properties are suitable to their respective businesses and have productive capacities adequate to the needs of such businesses.

COMPETITION

 Distilled Spirits

  The distilled spirits business is highly competitive, with many brands sold in the consumer market. Management believes there are approximately ten major competitors worldwide and many smaller distillers and bottlers. Management also believes that, based on units and sales value, JBB Worldwide, with four brands which each sell over 1 million cases worldwide, is the second or third largest producer and marketer of distilled spirits in the U.S. and is among the ten major competitors worldwide. JBB Worldwide competes on the basis of the product quality and price and its responsiveness to consumer preferences.

 Hardware and Home Improvement Products

  The hardware and home improvement products business is highly competitive. Moen's chief competitors include Masco's Delta/Peerless, Black & Decker's Price Pfister, Kohler and American Standard. Master Lock encounters competition from Abus, Belwith, Hampton, American Lock, and various imports in the padlock segment, and from Black & Decker's Kwikset, Schlage, Masco's Weiser, and Weslock in the door hardware segment. Aristokraft competes with a number of manufacturers, including Masco's Merillat and KraftMaid, American Woodmark, Schrock, Triangle Pacific and Mill's Pride. Waterloo competes with Snap-on, Kennedy, Stanley, Stack-On, and others in the metal storage segment, and with Contico, Plano, Rubbermaid and others in the plastic storage segment. MasterBrand's operating companies compete on the basis of product quality and price and their responsiveness to consumer preferences.

 Golf and Leisure Products

  In golf balls, Titleist's main competition is Spalding, Wilson, Dunlop/Slazenger and Bridgestone. In golf shoes, Etonic, Nike, Dexter, Reebok, Mizuno, Stylo and Adidas are the main competition. In golf clubs, Callaway, Taylor Made, Ping, Tommy Armour, Spalding, Mizuno, Maruman, Dunlop, Bridgestone and Daiwa are the main competition. In golf gloves, Wilson, Daiwa, Dunlop/Maxfli, Kasco, Slazenger, Tommy Armour, Mizuno and Bridgestone are the main competition. Acushnet's subsidiaries compete on the basis of product quality and price and their responsiveness to consumer preferences.

 Office Products

  Management believes that manufacturing within the office products industry is highly fragmented. Due to local market preferences for product design and paper sizes, many office product manufacturers supply on a domestic basis only. Additionally, many manufacturers supply a relatively narrow range of products, usually concentrating on one product category. Management believes that ACCO's key competitors on a world-wide basis include Avery Dennison, Esselte, Fellowes, Atapco and GBC. Management also believes that its primary competitors for personal organizers in the North American market are Franklin Quest and Day-Runner, and its key competitors in the international market for personal organizers, although less developed than in the North American market, include Filo Fax in the U.K. and Quo Vadis in France. ACCO's operating companies compete on the basis of product quality and price and their responsiveness to consumer preferences.

ENVIRONMENTAL MATTERS

  Fortune Brands and its subsidiaries are subject to federal, state and local laws and regulations concerning the discharge of materials into the environment and the handling, disposal and clean-up of waste materials and otherwise relating to the protection of the environment. While it is not possible to quantify with certainty the potential impact of actions regarding environmental matters, particularly remediation and other compliance efforts that Fortune Brands' subsidiaries may undertake in the future, in the opinion of management of Fortune Brands, compliance with the present environmental protection laws, before taking into account estimated recoveries from third parties, will not have a material adverse effect upon the capital expenditures, financial condition, results of operations or competitive position of Fortune Brands and its subsidiaries.

FOREIGN AND DOMESTIC OPERATIONS AND EXPORT SALES

  Fortune Brands' subsidiaries operate in the United States, Europe (principally the U.K.) and other areas (principally Canada and Australia). Approximately 27% of Fortune Brands' 1996 net sales and 21% of its 1996 operating income originated outside the U.S., and approximately 63% and 41% of such amounts, respectively, were generated in Europe. Changes in the value of foreign currencies (principally pounds sterling) will have significantly less impact on Fortune Brands' financial statements when translated into U.S. dollars than historically has been the case for American Brands.

GOVERNMENTAL REGULATION AND RELATED MATTERS

 Distilled Spirits

  The production, storage, transportation, distribution and sale of JBB Worldwide's products are subject to regulation by federal, state, local and foreign authorities. Various local jurisdictions prohibit or restrict the sale of distilled spirits in whole or in part.

  In the U.S., U.K. and many other countries, distilled spirits are subject to excise taxes and/or customs duties. State, local and other governmental authorities in such countries also impose taxes on distilled spirits. On January 1, 1991, the U.S. federal excise tax on distilled spirits was increased by one dollar per proof gallon. There have been no subsequent increases in the U.S. federal excise tax, although proposals to increase such taxes have been made from time to time. In addition, there are proposals pending to increase or impose new distilled spirits taxes in various jurisdictions.

  The United Kingdom Finance Acts, 1993 and 1994 did not provide for any increase in the excise duties on distilled spirits, whereas the Finance Act, 1995 provided for an increase in the excise duties on distilled spirits equivalent to 26 pence on the price of a typical 700 milliliter bottle of Scotch whisky. The U.K. budgets introduced on November 26, 1996 and November 28, 1995 provided for a decrease in the excise duties on distilled spirits with the result that the price of a typical 700 milliliter bottle of Scotch whisky decreased by 26 and 27 pence, respectively.

  It is believed that the U.S. federal excise tax increase in 1991 contributed to the decline in distilled spirits unit sales for the industry, including Beam. The effect of any future excise tax increases in any jurisdiction cannot be determined, but it is possible that any future tax increases would have an adverse effect on unit sales and increase existing competitive pressures.

  The Alcoholic Beverage Labeling Act of 1988 and regulations promulgated thereunder by the Bureau of Alcohol, Tobacco and Firearms of the Department of the Treasury (the "Bureau") require that containers of alcoholic beverages bottled on or after November 18, 1989 for sale or distribution in the U.S. or for sale, distribution or shipment to members of the United States Armed Forces abroad bear the statement: "GOVERNMENT WARNING: (1) According to the Surgeon General, women should not drink alcoholic beverages during pregnancy because of the risk of birth defects. (2) Consumption of alcoholic beverages impairs your ability to drive a car or operate machinery, and may cause health problems." The Alcoholic Beverage Labeling Act of 1988 and the regulations prohibit any other requirement of a statement relating to alcoholic beverages and health on any beverage alcohol container or package containing such a container. If the Secretary of the Treasury, after appropriate investigation and consultation with the Surgeon General, finds available scientific information justifying a change in, addition to or deletion of all or part of the required statement, he is required to report such information to the United States Congress together with specific recommendations with respect thereto. It is not possible to state whether any legislation or additional regulations or action imposing additional labeling or other warning statement requirements will be enacted, promulgated or taken in the U.S. or other markets in which JBB Worldwide sells products, nor is it possible to predict the effect, if any, that the existing labeling requirement or any additional labeling or other warning statement requirements may have on the industry generally or on JBB Worldwide.

  During 1996, certain competitors of JBB Worldwide began television and radio broadcast advertising of distilled spirits products in the U.S. market, and the national distilled spirits industry association retracted a previous voluntary ban on such activities. These developments have created a certain amount of controversy and threats of governmental regulation and other action at federal, state and local levels. JBB Worldwide, through its Beam subsidiary, has not begun any such advertising but may yet do so in response to competitive conditions. Other operating units outside the U.S. have previously begun such broadcast advertising in markets where legal and not in violation of voluntary restrictions by industry groups. It is not possible to state whether any legislation or additional regulation or other government action will be enacted, promulgated or taken in the U.S. market, nor is it possible to predict the effect, if any, of the ultimate resolution of this matter on the industry generally or the business of JBB Worldwide specifically.

 Hardware and Home Improvement Products

  Legislation has been introduced in the U.S. Congress that would, if enacted, endorse a voluntary industry standard that establishes maximum allowable leachate levels of certain substances, including lead from plumbing fittings and pumps, and which would require the Environmental Protection Agency ("EPA") to evaluate the effectiveness of the standard within twelve months of enactment. The legislation that was introduced previously in the Congress would, if enacted, require a reduction in the lead content of plumbing fittings and pumps used for drinking water, if an appropriate maximum leachate standard for lead is not voluntarily adopted. In September 1994, the EPA endorsed a voluntary standard that establishes maximum leachate levels of those substances, including lead from new plumbing fittings and fixtures. It is not possible to predict whether federal, state or local legislation, regulations or action will be enacted, promulgated or taken or the nature of any such legislation, regulations or action, nor is it possible to predict the effect any such legislation, regulations or action may have on the industry generally or on Moen.

LEGAL PROCEEDINGS

  The Company's former subsidiary, The American Tobacco Company ("ATCO"), and other leading tobacco manufacturers have been sued by parties seeking damages for cancer and other ailments claimed to have resulted from tobacco use and by certain asbestos manufacturers seeking unspecified amounts in indemnity or contribution in third-party actions against all or most of the major domestic tobacco manufacturers. On December 22, 1994, the Company sold ATCO to Brown & Williamson Tobacco Corporation, a wholly-owned subsidiary of B.A.T. Brown & Williamson Tobacco Corporation and ATCO have agreed to indemnify the Company against claims arising from smoking and health and fire safe cigarette matters relating to the tobacco business of ATCO.

  In 1988, there was a jury award against another tobacco manufacturer that was subsequently overturned on appeal and remanded for a new trial. The plaintiff in this case later withdrew the action with prejudice. In 1996, there was a jury award against Brown & Williamson Tobacco Corporation, successor by merger to ATCO, which is pending appeal. The smallest of the five major domestic cigarette manufacturers has announced a settlement of certain tobacco related claims. The other four major domestic cigarette manufacturers have continued to vigorously defend these lawsuits. As of March 12, 1997, the Company has been named as a defendant in some of the cases brought against ATCO and is named in sixty-eight of these cases, although it has not been served in eleven of such cases. One such action is brought by an individual alleging health ailments caused by the inhalation of environmental tobacco smoke (Dunn, described below); eight are brought by the attorneys general (or on behalf of the attorney general) of Hawaii (State of Hawaii, described below), Ohio (Coyne, described below), Louisiana (Ieyoub, described below), Michigan (Kelley, described below), West Virginia (McGraw, described below), Iowa (State of Iowa, described below), Oklahoma (State of Oklahoma, described below), and Utah (State of Utah, described below) respectively, seeking unspecified compensatory and punitive damages and various forms of relief, including restitution of the expenditures by the state for the cost of medical care provided by the state to its citizens for numerous diseases allegedly caused by cigarettes and other tobacco products; seventeen allege state or nationwide class actions on behalf of individuals allegedly addicted to cigarettes through the manipulation of nicotine levels or individuals who have suffered personal injury from the use of cigarettes. The seventeen cases are Arch (purporting to be a Pennsylvania class action, described below), Chamberlain (purporting to be an Ohio class action, described below), Conner (purporting to be a New Mexico class action, described below), Crozier (purporting to be an Alabama class action, described below), Emig (purporting to be a Kansas class action, described below), Harris (purporting to be a Pennsylvania class action, described below), Masepohl (purporting to be a Minnesota class action, described below), McCune (purporting to be a West Virginia class action, described below), McGinty (purporting to be an Arkansas class action, described below), Norton (purporting to be an Indiana class action, described below), Peterson (purporting to be a Hawaii class action, described below), Reed (purporting to be a District of Columbia class action, described below), Richardson (purporting to be a Maryland class action, described below), Ruiz (purporting to be a Puerto Rico class action, described below), Scott (purporting to be a Louisiana class action, described below), Walls (purporting to be an Oklahoma class action, described below) and Zito (purporting to be a New York class action, described below). There are also forty-two individual cases where the plaintiffs allege personal injury from the use of cigarettes (Castano, Creech, Cresser, Dymits, Dzak, Evans, Fernandez, Galvan, M.L., Gossett, Hagness, E., Harris, G., Heitsch, Hellen, Hernandez, M., Hulsey, Inzerilla, Knutsen, Kristich, Lewis, Lucca, Luna, Magill, Margolin, Martinez, Nociforo, Oglesby, Perez, Portnoy, Ramirez, Ramirez, J., Ramirez, O., Reed, M., Reitano, Rose, Salinas, Sanchez, Schwartz, Siegel, Sola, Stern, Vacquera and Whirley--all described below).

  The following sets forth the principal parties to the above-described sixty-eight proceedings in which the Company is currently named as a defendant, the court in which such proceedings are pending and the date such proceedings were instituted against the Company: Arch v. The American Tobacco Company, et al., United States District Court for the Eastern District of Pennsylvania, August 8, 1996; Castano v. The American Tobacco Company, et al., United States District Court for the Eastern District of Louisiana, March 29, 1994; Chamberlain v. The American Tobacco Company, et al., United States District Court for the Northern District of Ohio, August 14, 1996; Conner v. The American Tobacco Company, et al., Second Judicial District Court of Bernalillo County, New Mexico, October 10, 1996; Coyne v. American Brands, et al., United States District Court for the Northern District of Ohio, September 17, 1996; Creech v. The American Tobacco Company, et al. Supreme Court of the State of New York, Richmond County, January 6, 1997; Cresser v. The American Tobacco Company, et al., Supreme Court of the State of New York, Kings County, October 10, 1996; Crozier v. The American Tobacco Company, et al., United States District Court for the Middle District of Alabama, August 8, 1996; Dunn v. The American Tobacco Company, et al., Circuit Court of Delaware County, Indiana, May 28, 1993; Dymits v. American Brands, et al., United States District Court for the Northern District of California, May 22, 1996; Dzak v. The American Tobacco Company, et al., Supreme Court of the State of New York, Queens County, December 8, 1996; Emig v. The American Tobacco Company, et al., 18th Judicial District Court of Sedgwick County, Kansas, Civil Department, February 6, 1997; Evans v. The American Tobacco Company, et al., Supreme Court of the State of New York, Kings County, August 23, 1996; Fernandez v. American Brands, et al., District Court of Nueces County, Texas, November 13, 1996; Galvan v. American Brands, et al., District Court of Nueces County, Texas, March 3, 1997; Gossett v. American Brands, et al., United States District Court for the Southern

District of Texas, Brownsville Division, November 14, 1996; E. Hagness v. American Brands, et al., District Court of Nueces County, Texas, December 27, 1996; G. Harris v. American Brands, et al., United States District Court for the Southern District of Texas, December 2, 1996; Harris v. The American Tobacco Company, et al., United States District Court for the Eastern District of Pennsylvania, October 14, 1996; State of Hawaii v. Brown & Williamson Tobacco Corporation, et al., Circuit Court of the First Circuit, Hawaii, January 31, 1997; Heitsch v. American Brands, et al., District Court of Hidalgo County, Texas, December 23, 1996; Hellen v. The American Tobacco Company, et al., Supreme Court of the State of New York, Kings County, August 23, 1996; M. Hernandez v. American Brands, et al., District Court of Nueces County, Texas, December 16, 1996; Hulsey v. American Brands, et al., United States District Court for the Southern District of Texas, December 2, 1996; Ieyoub (State of Louisiana) v. The American Tobacco Company, et al., District Court of Calcasieu Parish, Louisiana, March 13, 1996; Inzerilla v. The American Tobacco Company, et al., Supreme Court of the State of New York, Queens County, May 29, 1996; Kelley (State of Michigan) v. The American Tobacco Company, et al., Circuit Court for the 30th Judicial Circuit, Michigan, August 21, 1996; Knutsen v. The American Tobacco Company, et al., Supreme Court of the State of New York, Kings County, October 11, 1996; Kristich v. The American Tobacco Company, et al., Supreme Court of the State of New York, Suffolk County, November 15, 1996; Lewis v. American Brands, et al., District Court of Hidalgo County, Texas, January 24, 1997; Lucca v. The American Tobacco Company, et al., Supreme Court of the State of New York, Kings County, February 3, 1997; Luna v. American Brands, et al., District Court of Nueces County, Texas, November 13, 1996; Magill v. American Brands, et al., District Court of Nueces County, Texas, December 23, 1996; Margolin v. The American Tobacco Company, et al., Supreme Court of the State of New York, Queens County, November 22, 1996; Martinez v. The American Tobacco Company, et al., District Court of Nueces County, Texas, November 19, 1996; Masepohl v. The American Tobacco Company, et al., United States District Court for the District of Minnesota, September 3, 1996; McCune v. The American Tobacco Company, et al., United States District Court for the Southern District of West Virginia, January 31, 1997; McGinty v. The American Tobacco Company, et al., United States District Court for the Eastern District of Arkansas, Western Division, November 4, 1996; McGraw (State of West Virginia) v. The American Tobacco Company, et al., Circuit Court of Kanawha County, West Virginia, September 20, 1994; Nociforo v. The American Tobacco Company, et al., Supreme Court of the State of New York, Suffolk County, July 16, 1996; Norton v. Brown & Williamson Tobacco Corporation, et al., United States District Court for the Southern District of Indiana, May 3, 1996; Oglesby v. American Brands, et al., United States District Court for the Southern District of Texas, December 2, 1996; Oklahoma (State of Oklahoma) v. The American Tobacco Company, et al., District Court for Cleveland County, Oklahoma, August 22, 1996; G. Perez v. American Brands, et al., District Court of Hidalgo County, Texas, November 26, 1996; Peterson v. The American Tobacco Company, et al., Circuit Court of the First Circuit, Hawaii, February 6, 1997; Portnoy v. The American Tobacco Company, et al., Supreme Court for the State of New York, Suffolk County, July 15, 1996; Ramirez v. American Brands, et al., District Court of Hidalgo County, Texas, November 12, 1996; J. Ramirez v. American Brands, et al., District Court of Hidalgo County, Texas, December 23, 1996; O. Ramirez v. American Brands, et al., District Court of Brooks County, Texas, December 23, 1996; Reed v. Philip Morris Incorporated, et al., Superior Court of the District of Columbia, June 21, 1996; M. Reed v. American Brands, et al., United States District Court for the Southern District of Texas, December 6, 1996; Reitano v. The American Tobacco Company, et al., Supreme Court of the State of New York, Kings County, August 22, 1996; Richardson v. Philip Morris Inc., et al., County Court of Baltimore, Maryland, May 24, 1996; Rinaldi v. The American Tobacco Company, et al., Supreme Court of the State of New York, Kings County, January 6, 1997; Rose v. The American Tobacco Company, et al., Supreme Court of the State of New York, New York County, December 18, 1996; Ruiz v. The American Tobacco Company, et al., United States District Court for the District of Puerto Rico, December 9, 1996; Salinas v. American Brands, et al., District Court of Webb County, Texas, February 20, 1997; Sanchez v. American Brands, et al., Circuit Court of the State of Texas, Starr County, December 6, 1996; Schwartz v. The American Tobacco Company, et al., Supreme Court for the State of New York, Kings County, December 9, 1996; Scott
v. The American Tobacco Company, et al., United States District Court for the Eastern District of Louisiana, Orleans Parish, May 25, 1996; Siegel v. The American Tobacco Company, et al., Supreme Court of the State of New York, Kings County, August 22, 1996; Sola v. The American Tobacco Company, et al., Supreme Court for the State of New York, Bronx County, July 12, 1996; State of Iowa v. The American Tobacco Company, et al., District Court of Iowa, Polk County, November 27, 1996; State of Utah v.

The American Tobacco Company, et al., United States District Court for the District of Utah, Central Division, September 30, 1996; Stern v. The American Tobacco Company, et al., United States District Court for the Southern District of New York, January 29, 1997; Vacquera v. American Brands, et al., District Court of Hidalgo County, Texas, December 4, 1996; Walls v. The American Tobacco Company, et al., District Court of Creek County, Oklahoma, February 6, 1997; Whirley v. American Brands, et al., United States District Court for the Southern District of Texas, December 2, 1996; and Zito v. The American Tobacco Company, et al., Supreme Court of the State of New York, New York County, June 19, 1996.

  The Company has been informed that (1) two actions involving the smoking and health controversy were filed in the District Court of Nueces County, Texas on December 12 and December 16, 1996, (2) an action involving the smoking and health controversy was filed in the District Court of Starr County, Texas on December 16, 1996, (3) an action involving the smoking and health controversy was filed in the District Court of Willacy County, Texas on December 16, 1996, and (4) an action involving the smoking and health controversy was filed in the District Court of Kleberg County, Texas on December 23, 1996, and that the Company has been named as a defendant in the foregoing actions. As of March 12, 1997, the Company had not been served nor had it obtained copies of the complaints in respect of these actions.

  The Company's counsel have advised that, in their opinion, on the basis of their investigations generally with respect to suits and claims of this character, the Company has meritorious defenses to the above-mentioned actions and threatened actions. The actions will be vigorously contested.

  It has been reported that certain groups of attorneys, and attorneys general of various states, are interested in promoting product liability and other suits against the tobacco manufacturers. It has also been reported that other claims against the tobacco manufacturers may be made seeking damages for alleged injuries claimed to have resulted from exposure to tobacco smoking of others. It has also been reported that civil and criminal investigations of tobacco manufacturers are pending before certain prosecutorial and other authorities.

  It is not possible to predict the outcome of the pending litigation, but management believes that there are meritorious defenses to the pending actions and that the pending actions will not have a material adverse effect upon the results of operations, cash flow or financial condition of the Company. See the note captioned "Pending Litigation" in the Notes to Consolidated Financial Statements contained in the 1996 Annual Report to Stockholders of the Company, which note is incorporated herein by reference.

  Subsidiaries of the Company are involved in proceedings concerning the discharge of materials into the environment and the handling, disposal and clean-up of waste materials and otherwise relating to the protection of the environment. As of February 3, 1997, various subsidiaries of the Company had been designated as potentially responsible parties under "Superfund" or similar state laws with respect to 44 sites. While it is not possible to quantify with certainty the potential impact of actions regarding environmental matters, particularly remediation and other compliance efforts that the Company's subsidiaries may undertake in the future, in the opinion of management, compliance with the present environmental protection laws, before taking into account estimated recoveries from third parties, will not have a material adverse effect upon the results of operations, cash flow or financial condition of Fortune Brands. See the note captioned "Environmental" in the Notes to Consolidated Financial Statements contained in the 1996 Annual Report to Stockholders of the Company, which note is incorporated herein by reference.

                            NEW GALLAHER MANAGEMENT

NEW GALLAHER BOARD OF DIRECTORS

 Peter Michael Wilson, Chairman and Chief Executive

  Peter Wilson, age 55, will be the Chairman and Chief Executive of New Gallaher prior to the Distribution Date, having been chairman and chief executive of Gallaher since February 1994. He was deputy chairman of Gallaher from 1989 to 1994 and has been chairman and chief executive of Gallaher Tobacco Limited, a subsidiary of Gallaher, since 1987. Prior to that he had held a number of positions with Gallaher and its subsidiaries since he joined them in October 1969. He is also a director of certain subsidiaries of Gallaher as well as a director of the Company.

 Graham James Hearne, CBE, Non-executive Deputy Chairman

  Graham Hearne, age 59, will be appointed the non-executive Deputy Chairman of New Gallaher prior to the Distribution Date. He is chairman of Enterprise Oil plc, and is also a non-executive director of Reckitt & Colman plc, Courtaulds PLC and N M Rothschild & Sons Limited.

 Philip Raymond Burchell, Finance Director

  Philip Burchell, age 54, will be appointed the Finance Director of New Gallaher prior to the Distribution Date, having been director of finance of Gallaher since December 1988 and deputy chairman since February 1994. Prior to that he had held a number of positions with Gallaher since he joined Gallaher in January 1975. He is also a director of certain subsidiaries of Gallaher.

 William Bonynge Curry, Production and Personnel Director

  William Curry, age 49, will be appointed the Production and Personnel Director of New Gallaher prior to the Distribution Date, having been production director of Gallaher since February 1996 and production and personnel director since February 1997. He joined Gallaher in November 1969 and has held a number of positions, including that of production and personnel director of Gallaher Tobacco Limited. He is also a director of certain subsidiaries of Gallaher.

 Christopher Thomas Fielden, Group Legal Adviser

  Christopher Fielden, age 54, will be appointed the Group Legal Adviser to New Gallaher and its subsidiaries prior to the Distribution Date, having been legal adviser to Gallaher since 1972. He was secretary of Gallaher from January 1985 to February 1986, and a director from September 1987 to March 1991 having joined Gallaher in 1972 as a solicitor.

 Nigel Hargreaves Northridge, Sales and Marketing Director

  Nigel Northridge, age 41, will be appointed Sales and Marketing Director of New Gallaher prior to the Distribution Date, having been sales and marketing director of Gallaher since February 1996. He joined Gallaher in 1976 and has since held positions with Gallaher, including that of managing director of Gallaher (Dublin) Limited from July 1990 to December 1993 when he was appointed sales and marketing director of Gallaher Tobacco Limited. He is also a director of certain subsidiaries of Gallaher.

 Nigel Timothy Simon, International Director

  Nigel Simon, age 41, will be appointed International Director of New Gallaher prior to the Distribution Date, having been international director of Gallaher since February 1996, and having held a number of positions with Gallaher since he joined Gallaher in October 1984. He is also a director of certain subsidiaries of Gallaher.

 Richard James Brooke, Non-executive Director

  Richard Brooke, age 42, will be appointed a non-executive Director of New Gallaher prior to the Distribution Date. He is the group finance director of British Sky Broadcasting Group PLC, having joined such company in 1988.

 John Gildersleeve, Non-executive Director

  John Gildersleeve, age 52, will be appointed a non-executive Director of New Gallaher prior to the Distribution Date. He is the commercial and trading director of Tesco PLC, having been a director of Tesco PLC since 1984. He is also a non-executive director of Lloyds TSB Group PLC.

 Thomas Chandler Hays, Non-executive Director

  Thomas Hays, age 61, has been a director of Gallaher since July 1987 and will be appointed a non-executive Director of New Gallaher prior to the Distribution Date. He has been the Chairman of the Board and Chief Executive Officer of the Company since January 1995. Prior to that he was the President and Chief Operating Officer of the Company.

 Dr. Antony David Portno, Non-executive Director

   Dr. Antony Portno, age 58, will be appointed a non-executive Director of New Gallaher prior to the Distribution Date. He is a director of Bass PLC and chairman of Bass Leisure, Bass Brewers and Bass International Brewers, having joined Bass PLC in 1971.

OFFICER

 Nigel Peter Bulpitt, Company Secretary

  Nigel Bulpitt, age 49, is the Company Secretary of New Gallaher, having been company secretary of Gallaher since May 1995 and a director since March 1991. Prior to that he had held a number of positions with Gallaher since 1985. He is also a director of certain subsidiaries of Gallaher.

CORPORATE GOVERNANCE

  Following the Distribution, New Gallaher intends to comply with the applicable provisions of the Code of Best Practice published by the Cadbury Committee on the Financial Aspects of Corporate Governance (the "Cadbury Code") and with the recommendations contained in the report of the Study Group on Directors' Remuneration (the "Greenbury Report"). As Peter Wilson will act as Chairman and Chief Executive of New Gallaher, the New Gallaher Board as recommended by the Cadbury Code will include non-executive directors who will provide a strong and independent element on the New Gallaher Board and the Deputy Chairman will be a non-executive director.

  The New Gallaher Board will establish audit and remuneration committees, each of which will be comprised only of non-executive directors. The New Gallaher Board will also establish a nomination committee whose members will be the Chairman and two non-executive directors.

  The audit committee will be responsible for monitoring the adequacy and effectiveness of the internal controls and compliance procedures, overseeing the preparation of the annual financial statements and making recommendations to the New Gallaher Board regarding the auditors and their terms of appointment. The remuneration committee will determine New Gallaher's policy for executive remuneration and the individual packages for the executive directors and will ensure compliance with the best practice provisions regarding directors' remuneration and report to the shareholders. The nomination committee will oversee the selection and appointment process in relation to the New Gallaher Board and make recommendations to the New Gallaher Board in connection with that process.

COMPENSATION OF DIRECTORS AND OFFICERS

  Aggregate annual remuneration of all directors and officers of New Gallaher as a group for the year ending December 31, 1997 is expected to total (Pounds)2,042,000 (of which approximately (Pounds)1,810,000 is in respect of the directors), including the value of benefits payable in kind, but excluding amounts that may be paid under bonus or profit sharing plans, all assuming such remuneration payments are made in respect of the full year ending December 31, 1997. The estimated aggregate value for the year ending December 31, 1997 for pension, retirement or similar benefits for directors and officers of New Gallaher as a group is expected to be approximately (Pounds)510,000.

  Under the terms of service contracts between Gallaher and each executive director, the annual base salary of each executive director is as set forth below.

                                                                 BASE ANNUAL
EXECUTIVE DIRECTOR                                            SALARY ((Pounds))
------------------                                            -----------------
Peter M. Wilson..............................................      485,000
Philip R. Burchell...........................................      336,700
William B. Curry.............................................      160,000
Christopher T. Fielden.......................................      241,500
Nigel H. Northridge..........................................      175,000
Nigel T. Simon...............................................      150,000

  Each of these salaries was established based upon the recommendation of the Compensation and Stock Option Committee of the Company as advised by Towers Perrin, the independent consultants of that committee.

  The executive directors' service contracts provide that in certain circumstances, following a change of control of Gallaher and termination of employment, the executive director will be entitled to be paid a sum equal to two years' salary at the then current rate plus a sum equal to two times the last bonus received prior to the change of control plus twice the tax value of the benefits-in-kind received in respect of the 12 month period preceding the change of control. Any such payment shall be made without any deduction to take account of any mitigation on the part of the executive director and there will be no discount for accelerated payment. These provisions do not, however, apply in the event that a change of control of Gallaher occurs by reason of the Distribution.

  The executive directors of New Gallaher may be entitled to an annual bonus, such entitlement being at New Gallaher's discretion. It is intended that any such bonus will be based on a target which will be determined by the remuneration committee. It is expected that the maximum annual bonus which may be awarded to each executive director will be 50% of his base salary. Any payments made to an executive director under Gallaher's profit sharing arrangements available to employees generally will be taken into account in calculating any annual bonus payable. In respect of 1997, the executive directors will participate in the profit related pay scheme.

  Each of the persons expected to be executive directors of New Gallaher is currently a member of the Gallaher "M' Pension Scheme and will continue to be a member following the Distribution. Entitlements under the "M' Pension Scheme include provisions whereby on retirement at age 60, each executive director will be entitled to an annual pension equal to two-thirds of his final pensionable pay. Special provisions apply to an executive director whose employment is terminated under certain circumstances within two years of a change of control of Gallaher other than a change of control which occurs by reason of the Distribution. In such event, the executive director will be entitled to a pension payable upon the termination of his employment if he is over age 50, or otherwise upon reaching age 50. The pension will be paid at an annual rate of two-thirds of final pensionable pay multiplied by, generally, the sum of the periods of employment completed with Gallaher plus any unexpired notice (as defined) and divided by the period of employment which would have been completed had it continued to age 60.

  Each of the non-executive directors of New Gallaher will be paid (Pounds)25,000 a year, except that the Deputy Chairman will be paid (Pounds)60,000 a year. The non-executive directors will not receive any annual bonus nor will they be entitled to any long term incentive awards or a pension.

  In connection with the Distribution, each option which is outstanding under the American Brands, Inc. 1990 Long-Term Incentive Plan or the American Brands, Inc. 1986 Stock Option Plan on the Distribution Date and held by a person employed by New Gallaher and its subsidiaries will be cashed-out and canceled. Gallaher will pay to such holders in respect of each such option an amount equal to the difference between (i) the exercise price of such options and (ii) the average of the daily closing prices per share of Company Common Stock as reported on the NYSE Composite Transaction Reporting System for the five full consecutive trading days of the NYSE ending on the last full trading day before the Distribution Record Date or, if earlier, the date on which Company Common Stock commences trading on an "ex-dividend" basis reflecting the Distribution (such payment to be net of applicable withholding taxes). As of February 13, 1997, New Gallaher's executive directors and officers held options with respect to an aggregate of 174,000 shares of Company Common Stock at a weighted average exercise price of $47.365 per share. Assuming a market value of $53.375 per share of Company Common Stock (the closing price on March 3, 1997) and that none of such options will be exercised prior to the Distribution, such executive directors and officers will receive an aggregate of $1,045,740 in respect of such options as a result of the Distribution.

  For senior executives and executive directors, New Gallaher will establish a performance share plan and a deferred bonus plan. Under the performance share plan, selected participants will be awarded New Gallaher Ordinary Shares if certain performance conditions are satisfied during the performance period, which will be three consecutive fiscal years. The performance conditions will be based on the total shareholder return and growth of earnings per share during the performance period. Under the deferred bonus plan, selected participants will be awarded New Gallaher Ordinary Shares if certain performance conditions are satisfied during the performance period (which will be three consecutive fiscal years) subject to a minimum award equal to half of the shares retained by them during the performance period regardless of whether the performance conditions are satisfied. The performance conditions will be determined by the remuneration committee and will be based on the growth of earnings per share during the performance period. Participation in the deferred bonus plan will be conditional on the participant remaining an employee and either having deposited with the employee trust the equivalent of, or retaining shares with a value equivalent to, up to one-third of his gross annual bonus during the performance period.

  New Gallaher will establish a savings related share option scheme (the "SAYE Scheme") and a profit sharing scheme (the "Profit Sharing Scheme") for the U.K. employees of Gallaher, including the directors and officers of New Gallaher. Both schemes will be submitted for approval by the Inland Revenue.

  Under the SAYE Scheme, each participant will have to take out a Save-As-You-Earn ("SAYE") contract with a building society to save a regular sum for a specified period. At the end of the SAYE contract period the participant will be entitled to a bonus from the building society. The participant may be granted an option in respect of such number of New Gallaher Ordinary Shares as can be bought at the option price with the expected proceeds of the SAYE contract (including the bonus). An option granted under the SAYE Scheme is not transferable and generally may only be exercised within six months of the bonus date.

  The Profit Sharing Scheme is based on a trust under which any New Gallaher Ordinary Shares acquired by trustees of the scheme will be appropriated to participants by reference to their relevant earnings or similar factors. New Gallaher and/or Gallaher will, when required by the trustees, make contributions to enable the trustees to acquire and appropriate New Gallaher Ordinary Shares to participants. Any New Gallaher Ordinary Shares so appropriated will generally be held by the trustees for at least two years and may not be dealt with in any way during such period except on a reconstruction or takeover, although the participant becomes the beneficial owner of such New Gallaher Ordinary Shares and is entitled to receive dividends. A participant will generally become the registered holder of such shares three years after the date of appropriation.

CERTAIN TRANSACTIONS

  Except for the employment arrangements referred to under "Compensation of Directors and Officers" immediately above, neither New Gallaher nor any of its subsidiaries is a party to any material transaction, or proposed transaction, in which any director or officer of New Gallaher, or any relative or spouse of such person or any relative of any such spouse, has a direct or indirect material interest. No director or officer of New Gallaher, nor any associate of any such director or officer, is indebted to New Gallaher or any of its subsidiaries.

OWNERSHIP OF NEW GALLAHER ORDINARY SHARES

  The following table sets forth the number of New Gallaher Ordinary Shares held by existing and proposed directors of New Gallaher individually and all existing and proposed directors and officers of New Gallaher as a group as of the Distribution, assuming that stockholders of the Company receive four New Gallaher Ordinary Shares in the Distribution for each share of Company Common Stock held on March 3, 1997 (the "Annual Meeting Record Date") and that such persons do not dispose of or acquire any shares of Company Common Stock prior to the Distribution Record Date"):

                                                                    NUMBER OF
                                                                  NEW GALLAHER
IDENTITY OF PERSON OR GROUP                                      ORDINARY SHARES
---------------------------                                      ---------------
Peter M. Wilson.................................................         560
Philip R. Burchell..............................................      16,000
Christopher T. Fielden..........................................      15,200
Thomas C. Hays..................................................     385,296
All directors and officers as a group (12 persons)..............     417,056

Although the Distribution is intended to be tax-free for a U.S. holder of Company Common Stock, receipt of New Gallaher Ordinary Shares in connection with the Distribution by holders of Company Common Stock who are resident in the U.K. will be treated as income for U.K. tax purposes for such stockholders and as such income tax will be payable. Other than Mr. Hays, all of the executive directors of New Gallaher are resident in the U.K. Accordingly, each of the directors set forth above, other than Mr. Hays, sold shares of Company Common Stock prior to the Annual Meeting Record Date and/or intends to sell shares of Company Common Stock prior to the Distribution Record Date.

  The executive directors currently intend to acquire shares in New Gallaher following the Distribution. Peter M. Wilson also intends to acquire shares in Fortune Brands following the Distribution.

                           FORTUNE BRANDS MANAGEMENT

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF FORTUNE BRANDS

  The directors and executive officers of Fortune Brands immediately after the Distribution will be substantially similar to the management of the Company except that Mr. Wilson will no longer be an executive officer of the Company but will remain a director and Mr. Plancher retired on February 28, 1997. See "THE ADDITIONAL PROPOSALS--ELECTION OF DIRECTORS."

CERTAIN TRANSACTIONS

  As noted above, Mr. Hays will continue to serve as Chairman of the Board and Chief Executive Officer of Fortune Brands and will be appointed as a non-executive director of New Gallaher. Also, Mr. Wilson will continue to serve as a director of Fortune Brands and will serve as Chairman and Chief Executive of New Gallaher.

OWNERSHIP OF FORTUNE BRANDS COMMON STOCK

  The beneficial ownership of Fortune Brands Common Stock immediately after the Distribution will be substantially similar to the beneficial ownership of the Company Common Stock. See "ELECTION OF DIRECTORS" and "CERTAIN INFORMATION REGARDING SECURITY HOLDINGS."

                  DESCRIPTION OF NEW GALLAHER ORDINARY SHARES

GENERAL

  New Gallaher's authorized share capital is (Pounds)1,000,000 which is divided into 1,000,000 ordinary shares, of which two shares are issued and outstanding and are owned by the Company. Prior to the Distribution Date, it is intended that New Gallaher's share capital will be amended to provide for an authorized share capital of (Pounds)105,000,000, which will be divided into 1,050,000,000 New Gallaher Ordinary Shares. Based on the number of shares of Company Common Stock outstanding as of March 3, 1997, approximately 700,000,000 New Gallaher Ordinary Shares, including those represented by ADSs, will be distributed to the Company's stockholders in the Distribution. All of the New Gallaher Ordinary Shares issued in connection with the Distribution will be validly issued, fully paid and non-assessable. Under English law and New Gallaher's Articles of Association, as in effect as of the Distribution (the "Articles"), persons who are neither residents nor nationals of the U.K. may freely hold, vote and transfer New Gallaher Ordinary Shares in the same manner as U.K. residents.

  The following is a description of the rights of holders of fully paid New Gallaher Ordinary Shares based on the Articles. This description does not purport to be complete and is qualified in its entirety by reference to the full Articles, copies of which will be filed as exhibits to the Registration Statement on Form 20-F.

VOTING RIGHTS

  Subject to any special terms as to voting upon which any ordinary shares may have been issued and to the provisions of the Articles, on a show of hands, every member who is present in person at a general meeting shall have one vote and, on a poll, every member who is present in person or by proxy shall have one vote for every ordinary share of which he is the holder. The expression "present in person" in the Articles includes a person present as the duly authorized representative of a corporate shareholder acting in that capacity. No shareholder shall be entitled to vote at a general meeting or at any separate meeting of the holders of any class of share of New Gallaher either personally or by proxy if (a) any call due and payable by such holder to New Gallaher in respect of that ordinary share remains unpaid, unless the directors otherwise determine, or (b) such holder, or any other person who appears to be interested in that ordinary share, has been duly served pursuant to the provisions in the Articles with a notice requiring the provision to New Gallaher of information regarding that ordinary share (a "disclosure notice") and is in default in complying with such notice for 28 days (or 14 days if such ordinary share, together with all other ordinary shares held by such member in relation to which such a default has occurred, represented at least 0.25% of the issued ordinary shares) after service of such notice.

  A resolution put to the vote at a general meeting shall be decided on a show of hands unless a poll is demanded. Subject to the provisions of the U.K. Companies Act 1985 (the "1985 Act") and every other statute (including orders and regulations or subordinate legislation made thereunder) for the time being in force concerning companies and affecting New Gallaher (the "Companies Acts"), a poll may be demanded by (i) the chairman of the meeting; (ii) at least five members present in person or by proxy and entitled to vote; (iii) any shareholder or shareholders present in person or by proxy and representing in the aggregate not less than one-tenth of the total voting rights of all shareholders having the right to attend and vote at such meetings; or (iv) any shareholder or shareholders present in person or by proxy and holding shares conferring a right to vote at the meeting, being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all ordinary shares conferring such right. Due to the fact that under English law voting rights are only conferred on registered holders of shares, a person holding through a nominee may not directly demand a poll or vote on a show of hands but may instruct his nominee to do so.

  Unless otherwise required by law or the Articles, voting at general meetings is by ordinary resolution. An ordinary resolution (including, for example, but not limited to a resolution for the election of directors, the approval of financial statements, the declaration of a final dividend, the appointment of auditors, the increase of authorized share capital or the grant of authority to allot shares) requires the affirmative vote of a majority of the shareholders who, in the case of a vote by a show of hands, are present in person or, in the case of a vote by poll, are present in person or by proxy and hold shares conferring in the aggregate a majority of the votes actually cast on the ordinary resolution. A special resolution (including, for example, but not limited to a resolution amending the Articles, changing the name of New Gallaher or waiving statutory preemption rights on the issue of new shares for cash) or an extraordinary resolution (including, for example, but not limited to modifying the rights of any class of shares at a meeting of the holders of such class or relating to certain matters concerning the liquidation of New Gallaher) requires the affirmative vote of not less than three-fourths of the shareholders who, in the case of a vote by show of hands, are present in person or, in the case of a vote by poll, are present in person or by proxy and hold shares conferring in the aggregate at least three-fourths of the votes actually cast on the resolution. In the case of an equality of votes at a general meeting, whether on a show of hands or on a poll, the chairman of the meeting is entitled to cast a deciding vote. Annual general meetings and meetings at which a special resolution (as specified in the Articles) or a resolution of which special notice has been given to the company or a resolution appointing a person as a director is proposed must be convened on at least 21 clear days notice in writing. Any other extraordinary meetings must be convened on at least 14 clear days notice in writing. Meetings may be called on shorter notice with the consent of the shareholders. The term "clear days notice" means calendar days and excludes the date of mailing, the deemed date of receipt of such notice, which if sent by first class mail is normally the day following such mailing, and the date of the meeting itself.

QUORUM

  The quorum required to transact business at general meetings is two shareholders who are present in person or by proxy and entitled to vote on the business to be transacted.

DIVIDEND RIGHTS

  Subject to the Companies Acts, New Gallaher may by ordinary resolution declare dividends to be paid to shareholders of New Gallaher provided that no such dividend shall exceed the amount recommended by the directors. If in the opinion of the directors, the profits of New Gallaher justify such payments, the directors may also, subject to the Companies Acts, pay fixed dividends on any class of shares carrying a right to a fixed dividend and may also declare and pay interim dividends on any class of shares of such amounts and on such dates and in respect of such periods as they think fit. Unless the rights attached to, or the terms of issue of, any shares provide otherwise, all dividends shall (as regards any shares not fully paid throughout the period in respect of which the dividend is paid) be apportioned and paid pro rata according to the amounts paid on the shares during any portion or portions of the period in respect of which the dividend is paid. However, no amount paid on a share in advance of calls shall be treated as paid on the share. No dividend shall be paid otherwise than out of profits available for distribution under the provisions of the Companies Acts. If any shareholder, or any other person appearing to be interested in ordinary shares, has been served with a disclosure notice by New Gallaher under the Articles and (i) is in default in complying with such notice for 14 days after service of such notice and (ii) the ordinary shares in relation to which the default occurred (the "default shares", which shall include any further ordinary shares issued in respect of such ordinary shares) represent at least 0.25% of the issued ordinary shares of New Gallaher, then any dividend or other money which would otherwise be payable in respect of such default shares may be retained by New Gallaher until such default has been remedied. Any dividend remaining unclaimed after a period of 12 years from the date such dividend was declared or became due for payment shall be forfeited and shall revert to New Gallaher. The directors may, with the approval of shareholders, in respect of any dividend declared or paid in any period for which such approval is granted, offer shareholders the right to elect to receive additional ordinary shares, credited as fully paid, in whole or in part instead of cash.

DISTRIBUTION OF ASSETS ON A WINDING-UP

  On a liquidation of New Gallaher, the liquidator may, with the authority of an extraordinary resolution of New Gallaher and any sanction required by the 1985 Act, divide among the shareholders in specie or in kind the whole or any part of the assets of New Gallaher (whether they shall consist of property of the same kind or not) and may, for that purpose, set such values as he deems fair upon any assets to be so divided and may determine how the division shall be carried out between the shareholders or different classes of shareholders. The liquidator may, with like authority, vest all or any part of the assets in trusts for the benefit of shareholders, and the liquidation of New Gallaher may be closed and New Gallaher dissolved, but no shareholder shall be compelled to accept any shares or other property in respect of which there is a liability.

PREEMPTIVE RIGHTS

  The Articles do not contain any preemptive rights. The 1985 Act confers on shareholders, to the extent not waived or disapplied, rights of preemption in respect of equity securities that are, or are to be, issued for cash. The term "equity securities" means (a) shares of New Gallaher, other than shares which, with respect to dividends and capital, carry a right to participate only up to a specified amount in a distribution and shares allotted pursuant to an employee's share scheme; and (b) rights to subscribe for or to convert into such shares. Pursuant to the 1985 Act, these provisions may be disapplied by a special resolution of the shareholders, either generally or specifically. Pursuant to the Articles, however, the period of any such disapplication may not exceed 15 months from the date of the special resolution. For any future issue of shares which are subject to these rights of preemption, the shareholders will have to approve the disapplication of the preemptive rights, which procedure may inhibit and cause delays in raising new capital. It is intended that the preemption rights in respect of some of New Gallaher's authorized, but unissued, share capital will be disapplied. Such disapplication is to expire at the earlier of the next annual general meeting of New Gallaher or 15 months after the date of such disapplication.

DISCLOSURE OF INTERESTS

  The 1985 Act provides that a person (including a company and other legal entities) who acquires or becomes aware that he has acquired a material interest of 3% or more, (including an interest in ADSs) or an interest (whether or not including material interests) of 10% or more of the nominal value of any class of shares comprised in a public company's "relevant share capital" (which, for these purposes, means the company's issued share capital carrying rights to vote in all circumstances at general meetings of the company) in certain circumstances is obliged to notify that company, in writing, of his interest within the two days following the day on which the obligation arises. After the first notification of a 3% or greater interest, in the case of a material interest, or a 10% or greater interest in any other case, similar notifications must be made, where the percentage level interest increases or decreases through 3% or 10% or any greater whole number percentage.

  For disclosure purposes most interests are defined as material. The principal categories of interest which are not defined as material and need only be notified when such interests, together with any material interests, reach more than 10% in aggregate, are (a) an interest which a person authorized to manage investments belonging to another has by virtue of having the management of such investments under an agreement in, or evidenced in, writing; and (b) an interest which a person has by virtue of being the operator of certain types of collective investment schemes in the EU.

  In addition, the 1985 Act provides that a public company may by notice in writing require a person whom the company knows or has reasonable cause to believe to be, or to have been at any time during the three years immediately preceding the date on which the notice is issued, interested in shares comprised in the company's "relevant share capital" (including an interest in ADSs) to confirm that fact or (as the case may be) to indicate whether or not that is the case and where he holds or has during the relevant time held an interest in such shares, to give such further information as may be required in accordance with the statutory provisions relating to his interest and any other interest in the shares of which he is aware to New Gallaher. The disclosure must be made within such reasonable period as may be specified by the relevant notice.

  For the purpose of the above obligations, an interest of a person in shares means any interest (other than certain disregarded interests) in shares including interests in any share in which (i) his spouse, or child or stepchild under the age of 18 is interested; (ii) a corporate body is interested and either (a) that corporate body is or its directors are accustomed to act in accordance with that person's directions or instructions or (b) that person controls, or is entitled to exercise control of, one-third or more of the voting power of that corporate body; or (iii) another party is interested and the person and that other party are parties to an agreement (being an agreement which (a) provides for one or more parties to it to acquire interests in shares in a particular public company and (b) imposes obligations or restrictions on any one or more of the parties to it with respect to their use, retention or disposal of such interests acquired pursuant to the agreement and any interest in the company's shares is in fact acquired by any of the parties pursuant to the agreement).

  Where notice is served by a company under these provisions of the 1985 Act on a person who is or was interested in shares of the company and that person fails to give the company any information required by the notice within the time specified in the notice, the company may apply to the court for an order directing that the shares in question be subject to restrictions prohibiting, inter alia, any transfer of those shares, the exercise of voting rights in respect of such shares and, other than in liquidation, payments in respect of such shares.

  The Articles provide for the suspension of the right to attend and vote at general meetings after failure to provide information concerning an interest in shares.

  In addition, a person who fails to comply with the statutory notification or disclosure obligations described above is subject to criminal penalties. Any person who believes they have acquired 3% or more of any class of shares (including through ADSs) should notify the Company Secretary at New Gallaher's registered office.

TRANSFER OF SHARES IN UNCERTIFICATED FORM

  The Articles allow the directors, in their absolute discretion, to resolve that any class of shares in the Company may be issued in uncertificated form (without a share certificate) and transferred by means of any computer-based system permitted by the Companies Acts and the Uncertificated Securities Regulations 1995 (the "Regulations") which enables title to shares to be transferred without a written instrument of transfer. The Articles also allow the directors to implement such arrangements as the directors consider fit, in accordance with and subject to the Companies Acts and the Regulations and the listing rules of the London Stock Exchange, to evidence and regulate the transfer of title to shares in uncertificated form and to approve (or disapprove as the case may be) the registration of such transfers. New Gallaher will still be obliged to issue share certificates to those shareholders who request them.

TRANSFER OF SHARES IN CERTIFICATED FORM

  The following provisions apply to any class or classes of shares in relation to which the directors have not made a resolution as referred to in the previous paragraph.

  The instrument of transfer of any ordinary share shall be in the usual or common form or in any other form approved by the directors. Any such instrument of transfer shall be signed by or on behalf of the transferor and, in the case of a partly paid share, by the transferee. The transferor shall be deemed to remain the holder of the shares concerned until the name of the transferee is entered in the register of members in respect thereof. The registration of transfers of shares may be suspended at such times and for such periods as the directors may from time to time determine provided that it does not exceed 30 days in any year and, in the case of uncertificated shares, any approval required by the Regulations has been obtained.

  The directors may, in their absolute discretion and without assigning any reason therefor, refuse to register any transfer of a share unless the share is fully paid and it is one on which New Gallaher does not have a lien; if it is a transfer to joint holders, it is in favor of not more than four joint holders; and it is in respect of only one class of shares. The directors may also, in their absolute discretion and without assigning any reason therefor, refuse to register any transfer of shares to a minor or a bankrupt.

  The transfer must be deposited at New Gallaher's registered office or such other place as the directors determine accompanied by the relevant share certificate(s) and, such other evidence (if any) as the directors may reasonably require to prove the right of the transferor to make the transfer. See "--DESCRIPTION OF AMERICAN DEPOSITARY SHARES--Deposit, Transfer and Withdrawal".

VARIATION OF RIGHTS

  Subject to the provisions of the Companies Acts, whenever the share capital is divided into different classes of shares, the rights attached to any class of shares for the time being may be varied or abrogated either with the consent in writing of the holders of three-quarters in nominal value of the issued shares of the class, or with the sanction of an extraordinary resolution passed at a separate general meeting of the holders of the shares of the class.

SHARE CAPITAL AND CHANGES IN CAPITAL

  Subject to the provisions of the Companies Acts and the existing rights of other shareholders any shares in New Gallaher may be issued with such rights, privileges or restrictions as New Gallaher by ordinary resolution may (before the allotment of such shares) from time to time determine or, failing such determination, as the directors may determine.

  New Gallaher may (whether or not all the shares for the time being authorized shall have been issued or all the shares in issue have been fully paid up) from time to time by ordinary resolution increase its share capital by the creation of new shares, such new share capital to be of such amount and divided into shares of such amounts and carrying such rights as the ordinary resolution shall prescribe. New Gallaher may also from time to time by ordinary resolution consolidate all or any of its capital share into shares of a larger amount than its existing shares; subdivide its existing shares or any of them or cancel any shares which at the date of the passing of the ordinary resolution have not been taken or agreed to be taken, subject to the Companies Acts and any rights attached to the shares. New Gallaher may from time to time by special resolution reduce its authorized and issued share capital, any capital redemption reserve, any share premium account or other undistributable reserve in any manner.

  Subject to the Companies Acts and the Articles and any confirmation or consent required by law, New Gallaher may from time to time purchase its own shares (including any redeemable shares).

NON-U.K. SHAREHOLDERS

  There is no limitation in the Articles on the rights of non-U.K. citizens or residents to hold, or exercise voting rights attaching to, New Gallaher Ordinary Shares. New Gallaher has given ADS holders the right to attend and speak at general meetings but not to vote in person or count in the quorum. However, non-U.K. shareholders are not entitled to receive notice from New Gallaher, including notices of general meetings, unless they have given New Gallaher an address in the U.K. to which such notices may be sent. See "-- DESCRIPTION OF AMERICAN DEPOSITARY SHARES--Voting of Deposited Securities." In addition, New Gallaher intends to provide certain financial information to its shareholders, including the holders of ADSs. See "OTHER MATTERS--AVAILABLE INFORMATION".

REGISTRAR

  The Registrar for the New Gallaher Ordinary Shares will be Independent Registrars Group Limited.

LIABILITY OF DIRECTORS AND OFFICERS

  English law does not permit a company to indemnify a director or an officer of the company or any person employed by the company as auditor against any liability which by virtue of any rule of law would otherwise attach to him in respect of negligence, default, breach of duty or breach of trust in relation to the company except liability incurred by such director, officer or auditor in defending any legal proceedings (whether civil or criminal) in which judgment is given in his favor or in which he is acquitted or in certain instances where, although he is liable, a court finds that such director, officer or auditor acted honestly and reasonably and that having regard to all the circumstances he ought fairly to be excused and relief is granted by the court. Section 310 of the 1985 Act enables companies to purchase and maintain insurance for directors, officers and auditors against any liability (civil or criminal) which would otherwise attach to them in respect of any negligence, default, breach of duty or breach of trust in relation to the company.

                   DESCRIPTION OF AMERICAN DEPOSITARY SHARES

  The following is a summary of certain provisions of the Deposit Agreement (the "Deposit Agreement"), to be entered into by New Gallaher, The Bank of New York, as depositary (the "Depositary"), and the registered holders of ADRs (the "Owners") and the owners of a beneficial interest in ADRs (the "Beneficial Owners"), pursuant to which the ADRs are to be issued.

  This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the Deposit Agreement, including the form of ADRs. Copies of the Deposit Agreement and the Memorandum and Articles of Association of New Gallaher will be available for inspection at the Corporate Trust Office of the Depositary, currently located at 101 Barclay Street, New York, New York 10286, and at the principal office of the agent of the Depositary (the "Custodian"), which is located at the London, England office of The Bank of New York located at 46 Berkeley Street, London, W1X 6AD. The Depositary's principal executive office is located at 48 Wall Street, New York, New York 10286.

AMERICAN DEPOSITARY RECEIPTS

  ADRs evidencing ADSs are issuable by the Depositary pursuant to the Deposit Agreement. Each ADS will represent four New Gallaher Ordinary Shares or evidence of the right to receive four New Gallaher Ordinary Shares (together with any additional New Gallaher Ordinary Shares at any time deposited or deemed deposited under the Deposit Agreement and any and all other securities, cash and property received by the Depositary or the Custodian in respect thereof and at such time held under the Deposit Agreement, "Deposited Securities"). Only persons in whose names ADRs are registered on the books of the Depositary will be treated by the Depositary and New Gallaher as Owners.

DEPOSIT, TRANSFER AND WITHDRAWAL

  The Depositary has agreed, subject to the terms and conditions of the Deposit Agreement, that upon delivery to the Custodian of New Gallaher Ordinary Shares (or evidence of rights to receive New Gallaher Ordinary Shares) and pursuant to appropriate instruments of transfer in a form satisfactory to the Custodian, the Depositary will, upon payment of the fees, charges and taxes provided in the Deposit Agreement, execute and deliver as promptly as practicable at its Corporate Trust Office to, or upon the written order of, the person or persons named in the notice of the Custodian delivered to the Depositary or requested by the person depositing such New Gallaher Ordinary Shares with the Depositary, an ADR or ADRs, registered in the name or names of such person or persons, and evidencing any authorized number of ADSs requested by such person or persons.

  Upon surrender at the Corporate Trust Office of the Depositary of an ADR for the purpose of withdrawal of the Deposited Securities represented by the ADSs evidenced by such ADR, and upon payment of the fees of the Depositary for the surrender of ADRs, governmental charges and taxes provided in the Deposit Agreement, and subject to the terms and conditions of the Deposit Agreement, the Owner of such ADR will be entitled to delivery without unreasonable delay, to him or upon his order, of the amount of Deposited Securities at the time represented by the ADS or ADSs evidenced by such ADR. The forwarding of share certificates, other securities, property, cash and other documents of title for such delivery will be at the risk and expense of the Owner.

  Subject to the terms and conditions of the Deposit Agreement, and any limitations established by the Depositary, and unless requested by New Gallaher in writing to cease doing so, the Depositary may deliver ADRs prior to the receipt of New Gallaher Ordinary Shares (a "Pre-Release") and deliver New Gallaher Ordinary Shares upon the receipt and cancellation of ADRs which have been Pre-Released, whether or not such cancellation is prior to the termination of such Pre-Release or the Depositary knows that such ADR has been Pre-Released. The Depositary may receive ADRs in lieu of New Gallaher Ordinary Shares in satisfaction of a Pre-Release. Each Pre-Release must be (i) preceded or accompanied by a written representation from the person to whom the ADRs or New Gallaher Ordinary Shares are to be delivered that such person, or its customer, owns the New Gallaher Ordinary Shares or ADRs to be remitted, as the case may be; (ii) at all times fully collateralized with cash or such other collateral as the Depositary deems appropriate; (iii) terminable by the Depositary on not more than five business days' notice; and (iv) subject to such further indemnities and credit regulations as the Depositary deems appropriate. The number of ADSs which are outstanding at any time as a result of Pre-Releases will not normally exceed thirty percent (30%) of the New Gallaher Ordinary Shares deposited hereunder; provided, however, that the Depositary reserves the right to change or disregard such limit from time to time as it reasonably deems appropriate and may, with the prior written consent of New Gallaher, change such number for purpose of general application.

DIVIDENDS, OTHER DISTRIBUTIONS AND RIGHTS

  Subject to any restrictions imposed by the laws of England and Wales, regulations or applicable permits, the Depositary is required as promptly as practicable to convert or cause to be converted any currency other than U.S. dollars ("Foreign Currency"), that it receives in respect of the Deposited Securities, into U.S. dollars, to the extent that in its judgment it can do so on a reasonable basis and can transfer the resulting U.S. dollars to the United States and to distribute the resulting U.S. dollar amount (net of reasonable and customary expenses incurred by the Depositary in converting such Foreign Currency) as promptly as practicable to the Owners entitled thereto, in proportion to the number of ADSs representing such Deposited Securities evidenced by ADRs held by them, respectively. Such distribution may be made upon an averaged or other practicable basis without regard to any distinctions among Owners on account of exchange restrictions or the date of delivery of any ADR or ADRs or otherwise. The amount distributed to the Owners will be reduced by any amount on account of taxes to be withheld by New Gallaher or the Depositary. See "--Liability of Owner and Beneficial Owner for Taxes" below. If such conversion or distribution can be effected only with the approval or license of any government or agency thereof, the Depositary shall file such application for approval or license, if any, as it may deem desirable.

  If the Depositary determines that in its judgment any Foreign Currency received by the Depositary or the Custodian cannot be converted on a reasonable basis into U.S. dollars transferable to the United States, or if any approval or license of any government or agency thereof which is required for such conversion is denied or in the opinion of the Depositary, after consultation with New Gallaher, is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the Depositary, the Depositary may distribute the Foreign Currency received by the Depositary or the Custodian to, or in its discretion may hold such Foreign Currency uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled to receive the same. If any such conversion of Foreign Currency, in whole or in part, cannot be effected for distribution to some of the Owners entitled thereto, the Depositary may in its discretion make such conversion and distribution in U.S. dollars to the extent permissible to the Owners entitled thereto, and may distribute the balance of the Foreign Currency received by the Depositary to, or hold such balance uninvested and without liability for interest thereon for, the respective accounts of the Owners entitled thereto; provided, however, that if requested in writing by an Owner entitled thereto, the Depositary will distribute to such an Owner the portion of such balance of Foreign Currency to which such Owner is entitled as promptly as practicable.

  If New Gallaher declares a dividend in, or free distribution of, New Gallaher Ordinary Shares, the Depositary may, and will if New Gallaher so requests, and such request is deemed practicable by the Depositary, distribute to the Owners of outstanding ADRs entitled thereto, in proportion to the number of ADSs evidenced by the ADRs held by them, respectively, additional ADRs evidencing an aggregate number of ADSs that represents the amount of New Gallaher Ordinary Shares received as such dividend or free distribution, subject to the terms and conditions of the Deposit Agreement with respect to the deposit of New Gallaher Ordinary Shares and the issuance of ADSs evidenced by ADRs, including the withholding of any tax or other governmental charge and the payment of fees of the Depositary. The Depositary may withhold any such distribution of ADRs if it has not received reasonably satisfactory assurances from New Gallaher that such distribution does not require registration under the Securities Act or is exempt from registration under the provisions of such Act. In lieu of delivering ADRs for fractional ADSs in the event of any such dividend or free distribution, the Depositary will sell the amount of New Gallaher Ordinary Shares represented by the aggregate of such fractions and distribute the net proceeds in accordance with the Deposit Agreement. If additional ADRs are not so distributed, each ADS will thenceforth also represent the additional New Gallaher Ordinary Shares distributed upon the Deposited Securities represented thereby.

  If New Gallaher offers or causes to be offered to the holders of any Deposited Securities any rights to subscribe for additional New Gallaher Ordinary Shares or any rights of any other nature, the Depositary will, after consultation with New Gallaher, have discretion as to the procedure to be followed in making such rights available to any Owners or in disposing of such rights for the benefit of any Owners and making the net proceeds available in U.S. dollars to such Owners or, if by the terms of such rights offering or for any other reason, the Depositary may not either make such rights available to any Owners or dispose of such rights and make the net proceeds available to such Owners, then the Depositary shall allow the rights to lapse; provided, however, if at the time of the offering of any rights the Depositary determines in its discretion that it is lawful and feasible to make such rights available to all Owners or to certain Owners but not to other Owners, the Depositary may distribute to any Owner to whom it determines the distribution to be lawful and feasible, in proportion to the number of ADSs held by such Owner, warrants or other instruments therefor in such form as it deems appropriate. If the Depositary determines in its discretion that it is not lawful and feasible to make such rights available to certain Owners, it may sell the rights, warrants or other instruments in proportion to the number of ADSs held by the Owners to whom it has determined it may not lawfully or feasibly make such rights available, and allocate the net proceeds of such sales for the account of such Owners otherwise entitled to such rights, warrants or other instruments, upon an averaged or other practical basis without regard to any distinctions among such Owners because of exchange restrictions or the date of delivery of any ADR or ADRs, or otherwise. The Depositary will not be responsible for any failure to determine that it may be lawful or feasible to make such rights available to Owners in general or any Owner or Owners in particular.

  In circumstances in which rights would not otherwise be distributed, if an Owner requests the distribution of warrants or other instruments in order to exercise the rights allocable to the ADSs of such Owner, the Depositary will make such rights available to such Owner upon written notice from New Gallaher to the Depositary that (a) New Gallaher has elected in its sole discretion to permit such rights to be exercised and (b) such Owner has executed such documents as New Gallaher has determined in its sole discretion are reasonably required under applicable law. If the Depositary has distributed warrants or other instruments for rights to all or certain Owners, then upon written instruction from such an Owner pursuant to such warrants or other instruments to the Depositary to exercise such rights, upon payment by such Owner to the Depositary for the account of such owner of an amount equal to the purchase price of the New Gallaher Ordinary Shares to be received in exercise of the rights, and upon payment of the fees of the Depositary as set forth in such warrants or other instruments, the Depositary will, on behalf of such Owner, exercise the rights in accordance with the terms and conditions thereof and purchase the New Gallaher Ordinary Shares, and New Gallaher shall thereupon cause the New Gallaher Ordinary Shares so purchased to be delivered to the Depositary on behalf of such Owner. As agent for such Owner, the Depositary will cause the New Gallaher Ordinary Shares so purchased to be deposited, and will execute and deliver ADRs to such Owner, pursuant to the Deposit Agreement.

  The Depositary will not offer rights to Owners having an address in the United States unless both the rights and the securities to which such rights relate are either exempt from registration under the Securities Act with respect to a distribution to all Owners or are registered under the provisions of such Act. If an Owner requests the distribution of warrants or other instruments, notwithstanding that there has been no such registration under such Act, the Depositary will not effect such distribution unless it has received an opinion from recognized counsel in the United States for New Gallaher upon which the Depositary may rely that such distribution to such Owner is exempt from such registration. No distribution of rights or distribution of the net proceeds of any sale of rights to Owners will be unreasonably delayed by any action of the Depositary or any of its agents. The Depositary will not be responsible for any failure to determine that it may be lawful or feasible to make such rights available to Owners in general or any Owner in particular. Nothing in the Deposit Agreement will create, or be construed to create, any obligation on the part of New Gallaher to file a registration statement with respect to such rights or underlying securities or to endeavor to have such a registration statement declared effective.

  Whenever the Depositary receives any distribution other than cash, New Gallaher Ordinary Shares or rights in respect of the Deposited Securities, the Depositary will as promptly as practicable cause the securities or property received by it to be distributed to the Owners entitled thereto, after deduction or upon payment of any fees and expenses of the Depositary or any taxes or other governmental charges, in proportion to their holdings, respectively, in any manner that the Depositary may reasonably deem equitable and practicable for accomplishing such distribution; provided, however, that if in the opinion of the Depositary such distribution cannot be made proportionately among the Owners entitled thereto, or if for any other reason (including, but not limited to, any requirement that New Gallaher or the Depositary withhold an amount on account of taxes or other governmental charges or that such securities must be registered under the Securities Act in order to be distributed to Owners or Beneficial Owners) the Depositary deems such distribution not to be feasible, the Depositary may, after consultation with New Gallaher, adopt such method as it may deem equitable and practicable for the purpose of effecting such distribution, including, but not limited to, the public or private sale of the securities or property thus received, or any part thereof, and the net proceeds of any such sale (net of the fees of the Depositary) will be distributed by the Depositary to the Owners entitled thereto as in the case of a distribution received in cash.

  If the Depositary determines that any distribution of property (including New Gallaher Ordinary Shares and rights to subscribe therefor) is subject to any taxes or other governmental charges which the Depositary is obligated to withhold, the Depositary may, by public or private sale, dispose of all or a portion of such property in such amount and in such manner as the Depositary deems necessary and practicable to pay such taxes or charges and the Depositary will distribute the net proceeds of any such sale after deduction of such taxes or charges to the Owners entitled thereto in proportion to the number of ADSs held by them, respectively.

  Upon any change in nominal or par value, split-up, consolidation, conversion or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger or consolidation or sale of assets affecting New Gallaher or to which it is a party, any securities which shall be received by the Depositary or Custodian in exchange for, in conversion of, or in respect of Deposited Securities will be treated as new Deposited Securities under the Deposit Agreement, and the ADSs will thenceforth represent, in addition to the existing Deposited Securities, the right to receive the new Deposited Securities so received in exchange or conversion, unless additional ADRs are delivered pursuant to the following sentence. In any such case the Depositary may, and will, if New Gallaher so requests, execute and deliver additional ADRs as in the case of a distribution of New Gallaher Ordinary Shares, or call for the surrender of outstanding ADRs to be exchanged for new ADRs specifically describing such new Deposited Securities.

RECORD DATES

  Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights shall be issued with respect to the Deposited Securities, or whenever for any reason the Depositary causes a change in the number of New Gallaher Ordinary Shares that are represented by each ADS, or whenever the Depositary shall receive notice of any meeting, or any adjourned meeting, of holders of New Gallaher Ordinary Shares or other Deposited Securities, or whenever the Depositary shall find it necessary or convenient, the Depositary will fix a record date
(a) for the determination of the Owners who will be (i) entitled to receive such dividend, distribution or rights, or the net proceeds of the sale thereof, (ii) entitled to give instructions for the exercise of voting rights at any such meeting, or (iii) to receive information as to such meeting, or
(b) on or after which each ADS will represent the changed number of New Gallaher Ordinary Shares, all subject to the provisions of the Deposit Agreement.

VOTING OF DEPOSITED SECURITIES

  Upon receipt of notice of any meeting or solicitation of consents or proxies of holders of New Gallaher Ordinary Shares or other Deposited Securities, if requested in writing by New Gallaher, the Depositary will, as soon as practicable thereafter, mail to all Owners a notice, the form of which notice will be in the sole discretion of the Depositary, containing (a) the information included in such notice of meeting received by the Depositary from New Gallaher, (b) a statement that the Owners as of the close of business on a specified record date will be entitled, subject to any applicable provision of the laws of England and Wales, the Memorandum and Articles of Association of New Gallaher and the Deposited Securities, to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the amount of New Gallaher Ordinary Shares or other Deposited Securities represented by their respective ADSs, and
(c) a statement as to the manner in which such instructions may be given. Upon the written request of an Owner on such record date, received on or before the date established by the Depositary for such purpose (the "Instruction Date") the Depositary will endeavor, insofar as practicable, to vote or cause to be voted the amount of New Gallaher Ordinary Shares or other Deposited Securities represented by the ADSs evidenced by such ADRs in accordance with the nondiscretionary instructions set forth in such request. The Depositary will not vote or attempt to exercise the right to vote that attaches to the New Gallaher Ordinary Shares or other Deposited Securities, other than in accordance with such instructions. There can be no assurance that the Owner generally or any Owner in particular will receive the notice described in this paragraph sufficiently prior to the Instruction Date in order to ensure that the Depositary will in fact receive such instructions on or before such date. In accordance with the Memorandum and Articles of Association and the laws of England and Wales, failure by an Owner or Beneficial Owner to comply with New Gallaher's request for information of the nature described under "-- DESCRIPTION OF NEW GALLAHER ORDINARY SHARES--Disclosure of Interests" may result, inter alia, in withdrawal of the voting rights of the Owner or Beneficial Owner.

REPORTS AND OTHER COMMUNICATIONS

  The Depositary will make available for inspection by Owners at its Corporate Trust Office any reports and communications, including any proxy soliciting material, received from New Gallaher, which are both (a) received by the Depositary as the holder of the Deposited Securities and (b) made generally available to the holders of such Deposited Securities by New Gallaher. The Depositary will also send to the Owner copies of such reports and communications when furnished by New Gallaher pursuant to the Deposit Agreement.

AMENDMENT AND TERMINATION OF THE DEPOSIT AGREEMENT

  The form of ADRs and any provisions of the Deposit Agreement may at any time and from time to time be amended by agreement between New Gallaher and the Depositary in any respect which they may deem necessary or desirable without the consent of the Owners; provided, however, that any amendment that imposes or increases any fees or charges (other than taxes and other governmental charges, registration fees, cable, telex or facsimile transmission costs, delivery costs or other such expenses), or which otherwise prejudices any substantial existing right of Owners, will not take effect as to outstanding ADRs until the expiration of 30 days after notice of any amendment has been given to the Owners of outstanding ADRs. Every Owner of an ADR, at the time any amendment so becomes effective, will be deemed, by continuing to hold such ADR, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby. In no event will any amendment impair the right of the Owner of any ADR to surrender such ADR and receive therefor the Deposited Securities represented thereby, except to comply with mandatory provisions of applicable law.

  The Depositary will at any time at the direction of New Gallaher terminate the Deposit Agreement by mailing notice of such termination to the Owners of the ADRs then outstanding at least 90 days prior to the date fixed in such notice for such termination. The Depositary may likewise terminate the Deposit Agreement by mailing notice of such termination to New Gallaher and the Owners of all ADRs then outstanding if, any time after 90 days have expired after the Depositary will have delivered to New Gallaher a written notice of its election to resign, a successor depositary will not have been appointed and accepted its appointment, in accordance with the terms of the Deposit Agreement. If any ADRs remain outstanding after the date of termination of the Deposit Agreement, the Depositary thereafter will discontinue the registration of transfers of ADRs, will suspend the distribution of dividends to the Owners thereof and will not give any further notices or perform any further acts under the Deposit Agreement, except the collection of dividends and other distributions pertaining to the Deposited Securities, the sale of rights and other property and the delivery of underlying New Gallaher Ordinary Shares, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, in exchange for surrendered ADRs (after deducting, in each case, the fees of the Depositary for the surrender of an ADR and other expenses set forth in the Deposit Agreement and any applicable taxes or governmental charges). At any time after the expiration of one year from the date of termination, the Depositary may sell the Deposited Securities then held thereunder and hold uninvested the net proceeds of such sale, together with any other cash, unsegregated and without liability for interest, for the pro rata benefit of the Owners that have not therefore surrendered their ADRs, such Owners thereupon becoming general creditors of the Depositary with respect to such net proceeds. After making such sale, the Depositary will be discharged from all obligations under the Deposit Agreement, except to account for net proceeds and other cash (after deducting, in each case, the fee of the Depositary and other expenses set forth in the Deposit Agreement for the surrender of an ADR and any applicable taxes or other governmental charges).

CHARGES OF DEPOSITARY

  New Gallaher agrees to pay the fees, reasonable expenses and out-of-pocket charges of the Depositary and those of any Registrar only in accordance with agreements in writing entered into between the Depositary and New Gallaher from time to time. The charges and expenses of the Custodian are for the sole account of the Depositary.

  The Depositary will charge any party depositing or withdrawing New Gallaher Ordinary Shares or any party surrendering ADRs or to whom ADRs are issued (including, without limitation, issuance pursuant to a stock dividend or stock split declared by New Gallaher or an exchange of stock regarding the ADRs or Deposited Securities or a distribution of ADRs pursuant to the Deposit Agreement) where applicable: (1) taxes, stamp duties, stamp duty reserve taxes and other governmental charges; (2) such registration fees as may from time to time be in effect for the registration of transfers of New Gallaher Ordinary Shares generally on the share register of New Gallaher or the appointed agent of New Gallaher for transfer and registration of New Gallaher Ordinary Shares and applicable to transfers of New Gallaher Ordinary Shares to the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals; (3) such cable, telex and facsimile transmission expenses as are expressly provided in the Deposit Agreement; (4) such reasonable expenses as are incurred by the Depositary in the conversion of Foreign Currency pursuant to the Deposit Agreement; (5) a fee not in excess of $5.00 per 100 ADSs (or portion thereof) for the issuance and surrender, respectively, of ADRs pursuant to the Deposit Agreement; (6) subject to the rules of any stock exchange on which the ADSs are listed for trading, a fee not in excess of $.02 per ADS (or portion thereof) for any cash distribution made pursuant to the Deposit Agreement including, but not limited to, Section
4.01 through 4.04 thereof; and (7) a fee for the distribution of securities pursuant to the Deposit Agreement, such fee being in an amount equal to the fee for the execution and delivery of ADSs referred to above which would have been charged as a result of the deposit of such securities (for purposes of this clause 7 treating all such securities as if they were New Gallaher Ordinary Shares), but which securities are instead distributed by the Depositary to Owners.

  The Depositary, pursuant to the Deposit Agreement, may own and deal in any class of securities of New Gallaher and its affiliates and in ADRs.

LIABILITY OF OWNER AND BENEFICIAL OWNER FOR TAXES

  If any tax or other governmental charge shall become payable by the Custodian or the Depositary with respect to any ADR or any Deposited Securities represented by the ADSs evidenced by such ADR, such tax or other governmental charges will be payable by the Owner or Beneficial Owner of such ADR to the Depositary. The Depositary may refuse to effect any transfer of such ADR or any withdrawal of Deposited Securities underlying such ADR until such payment is made, and may withhold any dividends or other distributions, or may sell for the account of the Owner or Beneficial Owner thereof any part or all of the Deposited Securities underlying such ADR and may apply such dividends, distributions or the proceeds of any such sale to pay any such tax or other governmental charge and the Owner or Beneficial Owner of such ADR will remain liable for any deficiency.

DISCLOSURE OF INTERESTS

  Notwithstanding anything to the contrary in the Deposit Agreement, each Owner and Beneficial Owner will agree to be bound by and subject to applicable provisions of the 1985 Act and the Memorandum and Articles of

Association of New Gallaher to the same extent as if such ADSs evidenced by such ADRs were New Gallaher Ordinary Shares. In particular, the obligation of a holder of New Gallaher Ordinary Shares (or other persons with an interest therein) to disclose certain information to New Gallaher under certain circumstances, as described under "--DESCRIPTION OF NEW GALLAHER ORDINARY SHARES--Disclosure of Interests" also is applicable to Owners and Beneficial Owners. The consequences to an Owner or Beneficial Owner (or other interested person) for failing to comply with the disclosure requirements also are the same as those for a holder of Ordinary Shares (or other interested person) described under "--DESCRIPTION OF NEW GALLAHER ORDINARY SHARES--Disclosure of Interests."

  The Depositary will use reasonable efforts to forward to any Owners at the request and at the expense of New Gallaher, any request by New Gallaher for information and to comply with any instructions of New Gallaher, to the extent reasonably practicable, given in connection with the foregoing. If New Gallaher requests information from the Depositary or the Custodian, as the registered owners of New Gallaher Ordinary Shares, pursuant to the Memorandum and Articles of Association of New Gallaher or the 1985 Act, the Depositary will use reasonable efforts to comply with such requests.

GENERAL

  Neither the Depositary nor New Gallaher nor any of their respective directors, officers, employees, agents or affiliates will be liable to any Owner or Beneficial Owner, if by reason of any provision of any present or future law or regulation of the United States, England and Wales or any other country, or of any other governmental or regulatory authority or stock exchange, or by reason of any provision, present or future, of the Memorandum and Articles of Association of New Gallaher, or by reason of any provision of any securities issued or distributed by New Gallaher, or any offering or distribution thereof, or by reason of any act of God or war or other circumstances beyond its control, the Depositary or New Gallaher or any of their respective directors, officers, employees, agents, or affiliates shall be prevented, delayed or forbidden from, or be subject to any civil or criminal penalty on account of, doing or performing any act or thing which by the terms of the Deposit Agreement or the Deposited Securities it is provided will be done or performed; nor will the Depositary or New Gallaher or any of their respective directors, officers, employees, agents or affiliates incur any liability to any Owner or Beneficial Owner of any ADR by reason of any nonperformance or delay, caused as aforesaid, in the performance of any act or thing which by the terms of the Deposit Agreement it is provided will or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for under the Deposit Agreement. Where, by the terms of a distribution pursuant to the Deposit Agreement, or an offering or distribution pursuant to the Deposit Agreement, or for any other reason, such distribution or offering may not be made available to Owners, and the Depositary may not dispose of such distribution or offering on behalf of such Owners and make the net proceeds available to such Owners, then the Depositary will not make such distribution or offering, and will allow the rights, if applicable, to lapse.

  New Gallaher and the Depositary assume no obligation nor will they be subject to any liability under the Deposit Agreement to Owners or Beneficial Owners, except that they agree to perform their respective obligations specifically set forth under the Deposit Agreement without negligence or bad faith.

  The ADRs are transferable on the books of the Depositary, provided that the Depositary may close the transfer books at any time or from time to time when deemed expedient by it in connection with the performance of its duties or at the written request of New Gallaher. As a condition precedent to the execution and delivery, registration of transfer, split-up, combination or surrender of any ADR or withdrawal of any Deposited Securities, the Depositary, the Custodian or the Registrar may require payment from the person presenting the ADR or the depositor of the New Gallaher Ordinary Shares of a sum sufficient to reimburse it for any tax or other governmental charge and any stock transfer or registration fee with respect thereto (including any such tax or charge and fee with respect to New Gallaher Ordinary Shares being deposited or withdrawn) and payment of any applicable fees payable by the Owners and Beneficial Owners. The Depositary may refuse to deliver ADRs, to register the transfer of any ADR or to make any distribution on, or related to New Gallaher Ordinary Shares until it has received such proof of citizenship or residence, exchange control approval or other information as it may deem necessary or proper. The delivery, transfer, registration of transfer of outstanding ADRs and surrender of ADRs or withdrawal of Deposited Securities generally may be suspended or refused during any period when the transfer books of the Depositary, New Gallaher or the Foreign Registrar are closed or if any such action is deemed necessary or advisable by the Depositary or New Gallaher, at any time or from time to time. Notwithstanding anything to the contrary in the Deposit Agreement, the surrender of outstanding ADRs and the withdrawal of Deposited Securities may not be suspended, subject only to (i) temporary delays caused by closing the transfer books of the Depositary or New Gallaher or the deposit of New Gallaher Ordinary Shares in connection with voting at a shareholders' meeting or the payment of dividends, (ii) the payment of fees, taxes and similar charges, and (iii) compliance with any U.S. or other laws or governmental regulations relating to the ADRs or to the withdrawal of the Deposited Securities.

  Until termination of the Deposit Agreement upon its terms, the Depositary will keep books, at its Corporate Trust Office, for the registration and transfer of ADRs, which at all reasonable times will be open for inspection by the Owners, provided that such inspection will not be for the purpose of communicating with Owners in the interest of a business or object other than the business of New Gallaher or a matter related to the Deposit Agreement or the ADRs.

  The Depositary may, at its sole risk, appoint one or more co-transfer agents for the purpose of effecting transfers, combinations and split-ups of ADRs at designated transfer offices on behalf of the Depositary. In carrying out its functions, a co-transfer agent may require evidence of authority and compliance with applicable laws and other requirements by Owners or persons entitled to ADRs and will be entitled to protection and indemnity to the same extent as the Depositary.

GOVERNING LAW

  The Deposit Agreement will be governed by the laws of the State of New York.

                  DESCRIPTION OF FORTUNE BRANDS CAPITAL STOCK

GENERAL

  The Company's present Certificate of Incorporation (the "Company Certificate") authorizes the issuance of a total of 810,000,000 shares of all classes of stock, of which 750,000,000 may be shares of Company Common Stock, and 60,000,000 may be shares of preferred stock without par value. At March 3, 1997, the Annual Meeting Record Date, 171,670,172 shares of Company Common Stock were issued and outstanding. The Company Certificate provides that the Company Board is vested with the authority to issue from time to time shares of preferred stock in one or more series and to fix the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof. If approved by the stockholders of the Company, the Company Certificate will be amended upon consummation of the Distribution to the change the name of the Company to Fortune Brands, Inc. Prior to the Distribution, no amendments will be made to the Company Certificate with respect to the Company's authorized capital stock.

  None of the proposals will effect any changes in the terms of the capital stock of the Company, except the name of the Company will be changed to Fortune Brands, Inc.

FORTUNE BRANDS COMMON STOCK

  As is currently the case, the holders of Fortune Brands Common Stock will be entitled to one vote for each share of Fortune Brands Common Stock held of record by them at the time for determining the holders thereof entitled to vote on matters submitted to stockholders. The Distribution will not affect any of the rights of the holders of Fortune Brands Common Stock. Subject to the rights of the holders of the Company's preferred stock which may be outstanding at the time, holders of Fortune Brands Common Stock will continue to be entitled to such dividends on the Fortune Brands Common Stock as the Board of Directors may declare out of funds legally available therefor.

COMPANY RIGHTS AND JUNIOR PREFERRED STOCK

  The Company will continue to have 1,400,000 shares of the Company's Series A Junior Participating Preferred Stock authorized and reserved for issuance in connection with the Preferred Share Purchase Rights (the "Rights") to purchase Series A Junior Participating Preferred Stock issued pursuant to the Rights Agreement dated as of December 13, 1987, as amended as of January 30, 1990 and September 25, 1990, between the Company and First Chicago Trust Company of New York (the "Rights Agreement"). Each outstanding share of Fortune Brands Common Stock will continue to evidence one Right.

  The Rights generally become exercisable only in the event of an acquisition of or a tender offer for 10% or more of the Company Common Stock. If exercisable, each Right is exercisable for 1/200th of a share of Series A Junior Participating Preferred Stock at an exercise price of $52.50. Also, upon an acquisition of 10% or more of the Company Common Stock, or upon an acquisition of the Company or the transfer of 50% or more of its assets or earning power to a "person" (as defined in the Rights Agreement), each Right (other than Rights held by the 10% acquiror, if applicable), if exercisable, will generally be exercisable for common shares of the Company or the acquiring company, as the case may be, having a market value of twice the exercise price. In certain events, however, Rights may be exchanged by the Company for Company Common Stock at a rate of one share per Right. The Rights may be redeemed at any time prior to an acquisition of 10% or more of the Company Common Stock by a person at a redemption price of $.005 per Right. Until a Right is exercised, the holder, as such, will have no voting, dividend or other rights as a stockholder of the Company. Unless either redeemed or exchanged, the Rights will expire on December 24, 1997.

CONVERTIBLE PREFERRED STOCK

  At March 3, 1997, the Annual Meeting Record Date, 415,967 shares of Company $2.67 Convertible Preferred Stock were issued and outstanding. The Distribution will not affect the terms of the $2.67 Convertible Preferred Stock, which are set forth in the Company Certificate. However, pursuant to
Section 7(g)(3)(D) of Article IV of the Company Certificate, the conversion rate at which the $2.67 Convertible Preferred Stock is convertible into Company Common Stock after the Distribution will be adjusted as follows. The new conversion rate will be the product obtained by multiplying (i) the conversion rate immediately prior to the Distribution Record Date by (ii) a fraction, (a) the numerator of which shall be the current market price per share of Company Common Stock (which is deemed to be the average of the daily closing prices for the 30 consecutive full business days commencing 45 such business days before the Distribution Record Date (the "Current Market Price")) and (b) the denominator of which shall be the Current Market Price per share of Company Common Stock minus the fair market value (as determined by the Company Board, whose determination shall be conclusive) of the portion of assets distributed in the Distribution applicable to one share of Company Common Stock. The Company expects that this adjustment will result in a substantial increase in the conversion rate of the $2.67 Convertible Preferred Stock (which is currently 4.08 shares of Company Common Stock per share of $2.67 Convertible Preferred Stock) and, as a result, a substantial increase in the number of shares of Company Common Stock issuable upon conversion thereof. At the current conversion rate of 4.08 shares of Company Common Stock per share of $2.67 Convertible Preferred Stock, the 415,967 outstanding shares of $2.67 Convertible Preferred Stock on the Annual Meeting Record Date are convertible into approximately 1,697,145 shares of Company Common Stock. The Company may redeem the $2.67 Convertible Preferred Stock at a price of $30.50 per share, plus accrued dividends, upon at least 90 days notice.

                      COMPARATIVE RIGHTS OF SHAREHOLDERS

  As a result of the Distribution, stockholders of the Company, a Delaware corporation, will become beneficial owners of the Ordinary Shares of New Gallaher, a public limited company incorporated under the laws of England and Wales. The following is a summary of material differences between the rights of stockholders of the Company and the rights of shareholders of New Gallaher and of the differences between the corporate laws of Delaware and England and Wales and the companies' respective charter documents. For information as to where the governing instruments of the Company and New Gallaher may be obtained, see "OTHER MATTERS--AVAILABLE INFORMATION" and "OTHER MATTERS-- REPORTS OF NEW GALLAHER."

  Pursuant to Section 14 of the Exchange Act and the rules promulgated thereunder (the "Proxy Rules"), the Company is required to comply with certain notice and disclosure requirements relating to the solicitation of proxies in respect of stockholder meetings. As a foreign private issuer, New Gallaher will not be subject to the Proxy Rules. However, if its application for admission is accepted, New Gallaher will be subject to the listing rules of the London Stock Exchange regulating notices of shareholder meetings and solicitation of proxies. Under the applicable London Stock Exchange requirements, notice of a shareholder meeting is normally accompanied by a shareholder circular (or in the case of an Annual General Meeting, by an annual report and accounts) containing an explanation of the purpose of the meeting and the Board's recommendations with respect to actions to be taken. All such communications will be sent to holders of ADSs at approximately the same time as they are sent to holders of New Gallaher Ordinary Shares. As a foreign private issuer with securities listed on the NYSE (if its application for listing is made and accepted) and registered under Section 12 of the Exchange Act, New Gallaher will also be required under the Exchange Act to publicly file with the SEC and the NYSE annual reports and other information, see "OTHER MATTERS--REPORTS OF NEW GALLAHER."

VOTING RIGHTS

  Under the Delaware Code, each stockholder is entitled to one vote per share unless the certificate of incorporation provides otherwise. In addition, the certificate of incorporation may provide for cumulative voting at all elections of directors of the corporation. Under the Company Certificate and By-laws, holders of Company Common Stock are entitled to one vote per share on all matters, and cumulative voting is not permitted. A quorum consists of a majority in voting power of the outstanding shares of capital stock entitled to vote, present in person or represented by proxy, unless otherwise required by law or the Company Certificate.

  Under English law, the voting rights of shareholders are governed by a company's articles of association, subject to the statutory right of shareholders to demand a poll (a vote by the number of shares held) at a general meeting. Cumulative voting is essentially unknown under English law. Two shareholders entitled to vote and present in person constitute a quorum for the purposes of a general meeting, unless the company's articles of association specify otherwise. New Gallaher's Articles of Association specify that two shareholders entitled to vote and present in person or by proxy constitute a quorum.

ACTIONS BY WRITTEN CONSENT

  Under the Delaware Code, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at any meeting of stockholders may instead be taken without a meeting, without prior notice or a vote if a written consent to the action is signed by the stockholders representing the number of shares necessary to take such action at a meeting at which all shares entitled to vote were present and voted. The Company Certificate does not permit action to be taken by written consent in lieu of a meeting.

  Under English law, a company's articles of association may provide that a resolution in writing executed by or on behalf of each shareholder who would have been entitled to vote upon it if it had been proposed at a general meeting at which he was present will be as effective as if it had been passed at a general meeting properly convened and held. New Gallaher's Articles of Association do not contain any such provision.

SOURCES AND PAYMENT OF DIVIDENDS

  The Delaware Code permits the payment of dividends in cash, property or capital stock out of surplus or if there is no surplus, out of net profits for the fiscal year in which the dividend is declared or the preceding fiscal year, subject to any restrictions contained in the certificate of incorporation; except that payment of dividends from such net profits is prohibited when capital represented by stock having a preference on distribution of assets would be impaired thereby. The Company Certificate does not restrict the payment of dividends unless Preferred Stock is outstanding and the dividends thereon have not been paid.

  Under English law, a company may pay dividends on its ordinary shares, subject to the prior rights of holders of its preferred shares, only out of its distributable profits (namely its accumulated, realized profits less accumulated, realized losses) and not out of share capital, which includes share premiums (paid-in surplus). Amounts credited to the share premium account (representing the excess of the consideration for the issue of outstanding shares over the aggregate par value of such shares) may not be paid out as cash dividends but may be used, among other things, to pay up unissued shares which may then be distributed to shareholders in proportion to their holdings. In addition, a public company such as New Gallaher may only make a distribution if, at that time and immediately after such distribution, the amount of its net assets is not less than the aggregate of its called up (i.e., issued and paid up) share capital and undistributable reserves.

RIGHTS OF PURCHASE AND REDEMPTION

  Under the Delaware Code, a corporation may purchase or redeem its own shares out of surplus, provided with certain exceptions, that no repurchase or redemption shall occur (i) when the capital is or would thereby become impaired, (ii) at a price higher than the redemption price in the case of stock redeemable at the option of the corporation, or (iii) where in the case of redemption, such redemption is not authorized by other provisions of Delaware law. The Company Certificate does not prohibit the reissue of acquired shares.

  Under English law, a company may issue redeemable shares if authorized to do so by its articles of association and subject to the conditions stated therein. Such shares may be redeemed only if fully paid and, in the case of public companies, only, subject as provided below, out of distributable profits or the proceeds of a new issue of shares made for the purpose of the redemption. Where redeemable shares are redeemed wholly out of profits the amount by which the par value of the company's issued share capital is diminished must be transferred to the capital redemption reserve, which is generally treated as paid-up share capital. In addition, any amount payable on redemption of any redeemable shares in excess of the par value must be paid out of distributable profits unless the shares were issued at a premium. In that case, any amount payable in excess of the par value thereof may be paid out of the proceeds of a fresh issue of shares up to an amount equal to whichever is the lesser of the aggregate of the premiums received by the company on the issue of those shares or the amount of the company's share premium account as at the time of the redemption, including any sum transferred to that account in respect of premiums on the new issue. A company may purchase its own shares, including any redeemable shares, if authorized by its articles of association and provided that such purchase has been previously approved by an ordinary resolution of its shareholders in the case of an on-market purchase or a special resolution in other cases. The above provisions that apply to redemption of redeemable shares apply also to purchases of shares. The London Stock Exchange, on which the New Gallaher Ordinary Shares are proposed to be listed, requires that purchases by a company of its own shares within a period of 12 months of 15% or more of its equity shares must be made by way of a tender or partial offer to all shareholders of that class, and in the case of a tender offer, at a stated maximum price or at a fixed price. Notice of a tender offer must be given by advertising in two U.K. national newspapers at least seven days before the offer closes. Purchases below the 15% threshold may be made through the market in the ordinary way provided that the price is not more than 5% above the average for the five business days before the purchase date of the middle market quotations (being the average of the bid prices in a day) taken from the London Stock Exchange Official List.

SPECIAL MEETING OF SHAREHOLDERS

  Under the Delaware Code, a special meeting of stockholders may be called by the board of directors, and by such other person or persons as may be authorized to do so by the certificate of incorporation or by-laws. The

Company's By-laws provide that a special meeting of stockholders may be called only by the Chairman of the Board, the President or the Company Board, by resolution adopted by a majority of the entire Company Board, for such purposes as are specified in the call.

  Under English law, an extraordinary general meeting of shareholders may be called by the board of directors or (notwithstanding any provision to the contrary in a company's articles of association) by a request from shareholders holding not less than one-tenth of the paid-up capital of the company carrying voting rights at general meetings. An ordinary resolution requires 14 clear days notice, and requires a majority vote of those present and entitled to vote. An extraordinary resolution requires 14 clear days notice and a three-quarters majority vote of those present and entitled to vote. A special resolution requires 21 clear days notice and requires a three-quarters majority vote of those present and entitled to vote. An annual general meeting requires 21 clear days notice regardless of the type of resolution to be proposed thereat. "Extraordinary resolutions" are relatively unusual and are confined to certain matters out of the ordinary course of business such as a proposal to wind up the affairs of the company. Proposals which are the normal subject of "special resolutions" generally involve proposals to change the name of the company, to alter its capital structure in certain respects, to change or amend the rights of shareholders, to permit the company to issue new shares for cash without applying the shareholders' preemptive rights, to amend the company's objects (purpose clause) and articles of association and to carry out certain other matters where either the company's articles of association or the 1985 Act prescribe that a "special resolution" is required. All other proposals relating to the ordinary course of the company's business, such as the election of directors, would be the subject of an "ordinary resolution."

RIGHTS OF APPRAISAL

  Under the Delaware Code, stockholders who follow prescribed statutory procedures are entitled to dissent from certain corporate reorganizations and instead demand payment of the fair cash value of their shares. Unless the certificate of incorporation provides otherwise, dissenters do not have rights of appraisal with respect to (i) a merger or consolidation by a corporation, the shares of which are listed on a national securities exchange or held by more than 2,000 stockholders, if the stockholders receive shares in the surviving corporation, shares of another corporation that are publicly listed or held by more than 2,000 stockholders, cash in lieu of fractional shares or any combination of the above, or (ii) shareholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger. The Company stockholders are not entitled to appraisal rights in connection with the Distribution. See "INTRODUCTION--NO APPRAISAL RIGHTS."

  While English law does not generally provide for appraisal rights, if a shareholder applies to a court as described under "Shareholders' Votes on Certain Reorganizations" below, the court may specify such terms for the acquisition as it considers appropriate.

PREEMPTIVE RIGHTS

  Unless the certificate of incorporation expressly provides otherwise, stockholders of a Delaware corporation do not have preemptive rights. The Company Certificate does not provide for preemptive rights.

  Under English law, equity securities, which are shares in the company other than (i) shares which with respect to dividends and capital carry a right to participate only up to a specified amount in a distribution; and (ii) shares in an employee share scheme and rights to subscribe for or convert into such shares, which are to be issued for cash, must be offered in the first instance to the existing equity shareholders in proportion to the respective nominal values of their holdings, unless a special resolution has been passed at a general meeting of shareholders to disapply these preemptive rights. It is the custom of many English companies listed on the London Stock Exchange, at each annual general meeting to propose a resolution to authorize the board of directors to allot up to a specified amount of share capital otherwise than pro rata to its existing shareholders. It is intended that the preemption rights in respect of some of New Gallaher's authorized, but unissued, share capital will be disapplied. Such disapplication is to expire at the earlier of the next annual general meeting of New Gallaher or 15 months after the date of such disapplication.

AMENDMENT OF GOVERNING INSTRUMENTS

  Under the Delaware Code, the affirmative vote of a majority of the "outstanding stock" entitled to vote and of the shares of each class entitled to vote on the amendment as a class is required. In addition, the affirmative vote of a majority of the shares of a class is required with respect to amendments which would (as to the class) (i) increase or decrease the aggregate number of authorized shares, (ii) increase or decrease the par value of shares, or (iii) alter or change the powers, preferences, or special rights of shares so as to affect them adversely. In addition, under the Company Certificate, the affirmative vote of at least two-thirds of the votes cast by the shareholders, voting together as a single class at a meeting at which a quorum is present, is required for the adoption of any amendment to, or repeal of any provision of the Company Certificate, except as otherwise provided in the Company Certificate or By-laws, or as required by law.

  Under the Delaware Code, the by-laws of a corporation may be amended or repealed by stockholders entitled to vote, provided, however, the certificate of incorporation may confer this power to the board of directors. The fact that such power has been conferred upon the directors does not divest the stockholders of their power to amend or repeal bylaws. The Company Certificate provides that the By-laws may be amended or repealed by the Company Board, except for any by-law that by its terms states it may be amended or repealed only by action of the stockholders.

  Under English law, the shareholders have the authority to alter most provisions of a company's memorandum and all provisions of its articles of association by special resolution, subject in the case of certain alterations to the memorandum of association, to the right of dissenting shareholders to apply to the courts to cancel the alterations. Under English law, the board of directors is not authorized to change the memorandum or the articles of association. Amendments affecting the rights of the holders of any class of shares may, depending on the rights attached to such class and the nature of the amendments, also require approval of the classes affected in separate class meetings.

SHAREHOLDERS' VOTES ON CERTAIN REORGANIZATIONS

  The Delaware Code requires a majority vote of the shares entitled to vote in order to effectuate a merger between two Delaware corporations or between a Delaware corporation and a corporation organized under the laws of another state (a "foreign corporation"). However, unless required by the certificate of incorporation, Delaware law does not require a vote of the stockholders of a constituent corporation surviving the merger if (i) the merger agreement does not amend that corporation's certificate of incorporation, (ii) each share of that corporation's stock outstanding before the effective date of the merger is identical to an outstanding or treasury share of the surviving corporation after the merger, and (iii) in the event the merger plan provides for the issuance of common stock or securities convertible into common stock by the surviving corporation, the common stock issued and the common stock issuable upon conversion of the issued securities do not exceed 20% of the shares outstanding immediately before the effective date of the merger. Any sale, lease or exchange of all or "substantially all" of a corporation's assets requires authorization by a majority vote of the outstanding stock entitled to vote.

  In addition to the Delaware Code requirements, the Company Certificate provides that, except as otherwise provided in the Company Certificate or By-laws, the affirmative vote of at least 66 2/3% of the votes cast by the stockholders, voting together as a single class at a meeting at which a quorum is present, is required for (i) any merger or consolidation of the Company with or into any other corporation, (ii) any sale or lease of all or substantially all of the assets of the Company to any other corporation, person or other entity, or (iii) the dissolution of the Company. Such vote is required notwithstanding the fact that no vote may be required, or that a lesser percentage or separate class vote may be specified, in other provisions of the Certificate of Incorporation, by-law or in any agreement with any national securities exchange or otherwise. However, the Company Certificate does not require the approval of stockholders to authorize (i) a merger or consolidation in which the Company is the surviving corporation if
(A) the agreement or merger does not amend in any respect the Company Certificate, (B) each share of stock of the Company outstanding immediately prior to the effective date of the merger is to be an identical outstanding or treasury share of the Company after the effective date of the merger, and (C) either no shares of Company Common Stock and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of Company Common Stock to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plans do not exceed 20% of the shares of Company Common Stock outstanding immediately prior to the effective date of the merger, or (ii) a merger into the Company of any other corporation if at least 90% of the outstanding shares of each class of stock of such other corporation is owned by the Company.

  Shareholder approval is usually required under the listing rules of the London Stock Exchange for an acquisition or disposition by a listed company if the net assets of the company or business to be acquired or disposed of represent 25% or more of the net asset value of the company or 25% or more of the value of the company or any of the various other criteria prescribed by the listing rules of the London Stock Exchange. Where the size of the acquisition or disposal falls below that level, certain information may nevertheless be required to be published or circulated to shareholders. Shareholder approval may also be required for an acquisition or disposal of assets between a listed company and certain parties including (i) directors of the company or its subsidiaries, (ii) holders of 10% or more of the votes to be cast on all (or substantially all) matters at general meetings of the company, any holding company or subsidiary or (iii) any associate of (i) or
(ii).

  The 1985 Act provides for schemes of arrangement, which are arrangements or compromises between a company and any class of its shareholders (or any class of its creditors) and are used for certain types of reconstructions, amalgamations, capital reorganizations or takeovers. They require the approval at a special meeting of the company of a majority in number of the shareholders representing 75% of the relevant class of shares present and voting, either in person or by proxy, and the sanction of the courts. Once so approved and sanctioned, all shareholders of the relevant class are bound by the terms of the scheme; a dissenting shareholder would have no rights comparable to dissenters' rights described below. The 1985 Act also provides that where a take-over offer (as defined therein) is made for the shares of a company incorporated in the U.K. and, within four months of the date of the offer the offeror has, by virtue of acceptances of the offer, acquired or contracted to acquire not less than nine-tenths in value of the shares to which the offer relates, the offeror may, within two months of reaching the nine-tenths level, by notice require shareholders who do not accept the offer to transfer their shares on the terms of the offer. A dissenting shareholder may apply to the court within six weeks of the date on which such notice was given objecting to the transfer or its proposed terms. The court is unlikely (absent fraud or oppression) to exercise its discretion to order that the acquisition not take effect, but it may specify such terms of the transfer as it finds appropriate. A minority shareholder is also entitled in these circumstances to require the offeror to acquire his shares on the terms of the offer.

RIGHTS OF INSPECTION

  The Delaware Code entitles any stockholder of record, in person or by an agent, upon written demand under oath stating the purpose thereof, to inspect during usual business hours, for any proper purpose, the corporation's stock ledger, a list of its stockholders and its other books and records, and to make copies or extracts therefrom. A proper purpose means a purpose reasonably related to such person's interest as a stockholder.

  Except when closed in accordance with the provisions of the 1985 Act, the register of members of an English public company may be inspected during business hours by its shareholders, including in the case of New Gallaher, holders of ADSs, without charge and by other persons upon payment of a charge, and copies may be obtained on payment of a charge. The shareholders of an English public company, including, in the case of New Gallaher, holders of ADSs, may, without charge, also inspect the minutes of meetings of the shareholders during business hours and obtain copies upon payment of a charge. The published annual accounts of an English public company are required to be laid before the shareholders in general meeting and a shareholder is entitled to a copy of such accounts. The shareholders of New Gallaher, including the holders of ADSs, have no rights to inspect the accounting records of the company or minutes of meetings of directors. Certain registers required to be kept by the company are open to public inspection and service contracts of directors of the company (which have more than twelve months unexpired or require more than twelve months' notice to terminate) must also be available for inspection during business hours. Rights of inspection during business hours mean that the company must make the register, index or document available for inspection for not less than two hours during the period between 9:00 a.m. and 5:00 p.m. on each business day. The listing rules of the London Stock Exchange require the service contracts of directors to be open for inspection at certain times for periods longer than two hours.

CLASSIFICATION OF THE BOARD OF DIRECTORS

  Under the Delaware Code, the certificate of incorporation, initial by-laws or by-laws adopted by a vote of the stockholders of a Delaware corporation may provide for the classification of the board of directors in order to stagger the terms of directors. The Company Certificate provides for the Company Board to be classified into three classes, as nearly equal in number as reasonably possible. The term "classified board" generally means the specification of selected board seats for a term of more than one year, with different classes of board seats coming up for election each year.

  Neither English law nor New Gallaher's Articles provide for the same type of classification. New Gallaher's Articles require that, at every Annual General Meeting, one-third (or the nearest number to but not exceeding one-third) of the directors will retire from office and that all vacant directorships may be filled at that meeting. The directors to retire in each year, in addition to any director retiring out of choice or by reason of his age (in the case of New Gallaher, 70), are the directors who have been longest in office since their last appointment. Where directors were appointed on the same day, the directors to retire shall be determined by lot. Although this tri-annual rotation of directors is similar to a classified board, it is different in that any director who is a member of the one-third of directors who have been longest in office since their last election or appointment at the time of the Annual General Meeting will retire from office regardless of the actual year of such director's last appointment. A retiring director is eligible for re-election. However, if at any Annual General Meeting the place of a retiring director is not filled, the retiring director, if willing to act, is deemed to have been re-appointed, unless at such meeting it is resolved not to fill such vacated office, or unless a resolution for his re-appointment shall have been put to the meeting and lost. A director appointed since the last Annual General Meeting holds office only until the next Annual General Meeting following his appointment, when he will retire, but will be eligible for re-election.

REMOVAL OF DIRECTORS

  Under the Delaware Code, any director or the entire board of directors may generally be removed, with or without cause by a majority stockholder vote. However, a director of a corporation with a classified board of directors may be removed only for cause unless the certificate of incorporation otherwise provides. The Company Certificate provides that any one or more directors may be removed, only for cause, only by the affirmative vote of at least 80% of the combined voting power of the then outstanding shares of voting stock, voting together as a single class, at any annual meeting of stockholders or at a special meeting of stockholders, the notice of which states that removal of a director or directors is among the purposes of the meeting, subject to the rights of holders of Preferred Stock to elect additional directors under specified circumstances.

  Under the 1985 Act, shareholders have the right to remove a director by ordinary resolution of which special notice (28 clear days) has been given to the company, irrespective of the provisions of the articles of association of the company.

VACANCIES ON THE BOARD OF DIRECTORS

  As permitted under the Delaware Code, unless the certificate of incorporation or the by-laws of a corporation provide otherwise, a majority vote of the directors then in office may fill vacancies and newly created directorships, even if the number of current directors is less than a quorum or only one director remains. If the directors filling an open slot on the board constitute less than a majority of the whole board (as measured before an increase in the size of the board), the Delaware Court of Chancery may, upon application of stockholders holding at least 10% of the outstanding voting shares, summarily order an election to fill the open slot or replace directors chosen by the directors then in office. Unless otherwise provided in the certificate of incorporation or by-laws, when one or more directors resign effective at a future date, a majority of directors then in office, including those who have so resigned, may vote to fill the vacancy. Under the Company Certificate and By-laws, all vacancies are to be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Company Board, or by a sole remaining director.

  Under English law, shareholders of an English public company may, by ordinary resolution, appoint a person who is willing to be a director either to fill a vacancy or as an additional director. The board of directors also has the power to appoint a director to fill a vacancy or as an additional director, subject to such conditions as may be set out in the company's articles of association, provided that such appointment will only last until the next following annual general meeting of the company, at which the director concerned may be re-elected.

  No person other than a director retiring at an Annual General Meeting will, unless recommended by the directors, be eligible for the office of director at the Annual General Meeting unless, not less than seven nor more than 42 days before the day appointed for the meeting, there has been lodged at the registered office of New Gallaher, written notice, from a shareholder entitled to be present and vote at the meeting, of his intention to propose such person for appointment and written notice, signed by the person to be proposed, of his willingness to be appointed.

LIABILITY OF DIRECTORS AND OFFICERS

  The Delaware Code permits a Delaware corporation to include in its certificate of incorporation a provision to limit or eliminate the personal liability of directors to the corporation and its stockholders for breach of fiduciary duty. However, this provision excludes any limitation on liability for (i) any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) willful or negligent violation of the laws governing the payment of dividends or the purchase or redemption of stock or (iv) any transaction from which the director derives any improper personal benefit. The Company Certificate provides indemnification for directors and officers, with the same limitations set forth in Delaware law.

  English law does not permit a company to include a provision in its articles of association limiting or eliminating the personal liability of directors for breach of fiduciary duty.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

  The Delaware Code provides that a corporation may indemnify any person made a party or threatened to be made a party to any type of proceeding (other than certain actions by or in right of the corporation) because he or she is or was a director, officer, employee or agent of the corporation or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; or in a criminal proceeding, if he or she had no reasonable cause to believe his or her conduct was unlawful. Expenses incurred by an officer or director (or other employees or agents as deemed appropriate by the board of directors) in defending civil or criminal proceedings may be paid by the corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation. To indemnify a party, the corporation must determine that the party meets the applicable standards of conduct. The Company's By-laws provide for indemnification of directors and officers to the full extent permitted by the Delaware Code.

  English law does not permit a company to indemnify a director or an officer of the company or any person employed by the company as auditor against any liability which by virtue of any rule of law would otherwise attach to him in respect of negligence, default, breach of duty or breach of trust in relation to the company except liability incurred by such director, officer or auditor in defending any legal proceedings (whether civil or criminal) in which judgment is given in his favor or in which he is acquitted or in certain instances where, although he is liable, a court finds that such director, officer or auditor acted honestly and reasonably and that having regard to all the circumstances he ought fairly to be excused and relief is granted by the court. Section 310 of the 1985 Act enables companies to purchase and maintain insurance for directors, officers and auditors against any liability (civil or criminal) which would otherwise attach to them in respect of any negligence, default, breach of duty or breach of trust in relation to the company.

SHAREHOLDERS' SUITS

  Under the Delaware Code, a stockholder may institute a lawsuit against one or more directors, either on his own behalf, or derivatively on behalf of the corporation.

  In addition to having the right to institute a lawsuit on behalf of the company in certain limited circumstances under English law, Section 459 of the 1985 Act permits an individual shareholder to apply for a court order where the company's affairs are being or have been conducted in a manner unfairly prejudicial to the interests of the shareholders generally or some part of the shareholders, including at least such shareholder, or when any actual or proposed act or omission of the company is or would be so prejudicial. A court when granting relief has wide discretion, including authorizing civil proceedings to be brought in the name of the company by a shareholder on such terms as the court may direct. Except in these limited respects, English law does not permit class action lawsuits by shareholders on behalf of the company or on behalf of other shareholders.

CERTAIN PROVISIONS RELATING TO SHARE ACQUISITIONS

  Pursuant to the Delaware Code, with certain exceptions, a Delaware corporation may not engage in any of a broad range of business combinations, such as mergers, consolidations and sales of assets, with an "interested stockholder" for a period of three years from the date that such person became an interested stockholder unless (i) the transaction that results in the person's becoming an interested stockholder or the business combination is approved by the board of directors of the corporation before the person becomes an interested stockholder, (ii) upon consummation of the transaction which results in the stockholder becoming an interested stockholder, the interested stockholder owns 85% or more of the voting stock of the corporation outstanding at the time the transaction commenced, excluding shares owned by persons who are directors and officers and shares owned by certain employee stock plans or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by holders of at least two-thirds of the corporation's outstanding voting stock, excluding shares owned by the interested stockholder, at a meeting of stockholders. Under Delaware law, an "interested stockholder" is defined as any person, other than the corporation and any direct or indirect majority-owned subsidiary, that is (i) the owner of 15% or more of the outstanding voting stock of the corporation or (ii) an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder. Such provision does not apply to a corporation that so provides in an amendment to its certificate of incorporation or by-laws passed by a majority of its outstanding shares at any time. Such stockholder action does not become effective for 12 months following its adoption and would not apply to persons who were already interested stockholders at the time of the amendment. The Company Certificate does not contain such a provision.

  In the case of a company listed on the London Stock Exchange, shareholder approval may be required for certain acquisitions or disposals of assets involving directors or substantial shareholders or their associates. See "-- Shareholders' Votes on Certain Reorganizations." In addition, takeovers of public companies are regulated by the City Code on Takeovers and Mergers (the "City Code"), non-statutory rules not enforceable at law but administered by the Panel on Takeovers and Mergers, a body comprising representatives of certain City of London financial and professional institutions which oversees the conduct of such takeovers. One of the provisions of the City Code is to the effect that (i) when any person acquires, whether by a series of transactions over a period of time or not, shares which (taken together with shares held or acquired by persons acting in concert with him) carry 30% or more of the voting rights of a public company; or (ii) when any person, together with persons acting in concert with him, holds not less than 30% but not more than 50% of the voting rights and such person, or any person acting in concert with him, acquires in any period of twelve months additional shares carrying more than 1% of the voting rights, such person must generally make an offer for all of the equity shares of the company (whether voting or non-voting) for cash, or accompanied by a cash alternative, at not less than the highest price paid for the relevant shares during the twelve months preceding the date of the offer.

DISCLOSURE OF INTERESTS

  Section 198 of the 1985 Act provides that a person (including a company and other legal entities) who acquires an interest or becomes aware that he has acquired a material interest of 3% or more (including an interest in ADSs) or an interest (whether or not including material interests) of 10% or more of the nominal value of any class of shares comprised in a public company's "relevant share capital" (which, for these purposes, means that company's issued share capital carrying rights to vote in all circumstances at general meetings of the company) in certain circumstances is obliged to notify that company, in writing, of his interest within two days following the day on which the obligation arises. Thereafter, similar notification must be made where the percentage level of interest increases or decreases through 3% or 10% or any greater whole number percentage. The New Gallaher Ordinary Shares are "relevant share capital" for this purpose.

  In addition, Section 212 of the 1985 Act provides that a public company may by notice in writing (a "Section 212 Notice") require a person whom the company knows or has reasonable cause to believe to be, or to have been at any time during the three years immediately preceding the date on which the notice is issued, interested in shares comprised in the company's "relevant share capital" to confirm that fact or (as the case may be) to indicate whether or not that is the case, and where he holds or has during the relevant time held an interest in such shares, to give such further information as may be required relating to his interest and any other interest in the shares of which he is aware. The disclosure must be made within such reasonable period as may be specified in the relevant notice (which may, depending on the circumstances, be as short as one or two days).

  For the purpose of the above obligations, the interest of a person in shares means any kind of interest (including an interest in ADSs) in shares including interests in any shares (i) in which his spouse, or his child or stepchild under the age of 18 is interested, (ii) if a corporate body is interested in them and either (a) that corporate body is or its directors are accustomed to act in accordance with that person's directions or instructions or (b) that person controls one-third or more of the voting power of that corporate body, or (iii) if another party is interested in shares and the person and that other party are parties to a "concert party" agreement under Section 204 of the 1985 Act (being an agreement which provides for one or more parties to it to acquire interests in shares of a particular public company, which imposes obligations or restrictions on any one or more of the parties as to the use, retention or disposal of such interests acquired pursuant to such agreement and any interest in the company's shares is in fact acquired by any of the parties pursuant to the agreement).

  Where a Section 212 notice is served by a company on a person who is or was interested in shares of the company and that person fails to give the company any information required by the notice within the time specified in the notice, the company may apply to the court for an order directing that the shares in question be subject to restrictions prohibiting, inter alia, any transfer of those shares, the exercise of voting rights in respect of such shares, the issue of further shares in respect of such shares and, other than in a liquidation, payments, including dividends, in respect of such shares. Such restrictions may also void any agreement to transfer such shares. In addition, a person who fails to fulfill the obligations described above is subject to criminal penalties in the U.K. Under New Gallaher's Articles, certain of the powers of imposing restrictions granted to the courts may be imposed by the New Gallaher Board in certain circumstances.

CERTAIN LONDON STOCK EXCHANGE LISTING REQUIREMENTS

  In addition to the provisions of its Articles and the 1985 Act, if the New Gallaher Ordinary Shares are accepted for listing on the London Stock Exchange, New Gallaher will be subject to the listing rules made under Section 142 of the Financial Services Act 1986 as set out in the listing rules of the London Stock Exchange and in particular to the continuing obligations under those rules. Among other things, these rules require a listed company to notify the London Stock Exchange of any information necessary to enable holders of listed securities and the public to appraise the position of the company and to avoid the establishment of a false market in its listed securities. The company must ensure equality of treatment for all holders of listed securities who are in the same position and, where its securities are listed on more than one stock exchange, must ensure that equivalent information is made available to the market on each exchange on which its securities are listed. In addition, the listing rules impose obligations on listed companies to send the following information to shareholders:

    1. Details relating to certain acquisitions, disposals, takeovers, mergers and offers either made by or in respect of the company;

    2. An explanatory circular, whenever a general meeting of the shareholders is convened which includes any business other than routine business at an annual general meeting (routine business includes such items as declarations of final dividends, approval of the report and accounts, re-election of directors, appointment of auditors and renewal of authorities to allot securities and of disapplications of statutory pre-emption rights).

  In addition to the above requirements, a company is required to notify the London Stock Exchange of certain notifications received by the company of persons holding an interest in 3% or more of any class of the company's relevant share capital, any changes in the New Gallaher Board, any purchase or redemption by the company of its own equity securities, any directors' interests in the shares or the debentures of their company and changes in the capital structure of the company. Half yearly reports of results for the first six months of any fiscal year, the preliminary announcement of results for each full fiscal year and the annual report and accounts must also be published.

                   U.S. FEDERAL AND U.K. TAX CONSIDERATIONS

  The following discussion summarizes certain U.S. federal and U.K. tax considerations relating to the Distribution and to the acquisition, ownership and disposition by a beneficial owner of the New Gallaher Ordinary Shares and the ADSs. The statements made herein, although not purporting to describe all of the U.S. federal and U.K. tax considerations that may be relevant to a beneficial owner of Company Common Stock, in the opinion of Chadbourne & Parke LLP, fairly summarize the U.S. federal tax matters discussed, and, in the opinion of Simmons & Simmons, fairly summarize the U.K. tax matters discussed.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE DISTRIBUTION TO THE COMPANY AND TO BENEFICIAL OWNERS OF COMPANY COMMON STOCK

  The Company has requested a ruling from the IRS substantially to the effect that, among other things, the Distribution will qualify under Section 355 of the Internal Revenue Code as a tax-free spin-off to beneficial owners of Company Common Stock. Under Section 355 of the Internal Revenue Code, in general:

    1. Beneficial owners of Company Common Stock will not recognize any taxable income, gain or loss as a result of the Distribution, except that beneficial owners of Company Common Stock that receive cash in lieu of fractional shares will recognize gain or loss equal to the difference between such cash and the tax basis of their Company Common Stock allocated to such fractional shares. Any such gain or loss will constitute capital gain or loss if such fractional shares would have been held as a capital asset on the Distribution Date.

    2. Beneficial owners of Company Common Stock will apportion the tax basis of their Company Common Stock among such Company Common Stock and any New Gallaher Ordinary Shares or ADSs (including fractional shares of New Gallaher Ordinary Shares or ADSs) received by such beneficial owners in the Distribution in proportion to the relative fair market values of such Common Stock, Ordinary Shares or ADSs on the Distribution Date.

    3. The holding period for the New Gallaher Ordinary Shares or ADSs received in the Distribution by beneficial owners of Company Common Stock will include the period during which such beneficial owners held the Company Common Stock with respect to which the Distribution was made, provided that such Company Common Stock is held as a capital asset by such beneficial owners on the Distribution Date.

    4. Except as described in the next paragraph, the Distribution will not be treated as a taxable disposition of New Gallaher by the Company.

The receipt of an IRS ruling, substantially to the foregoing effect, is a condition to the Distribution. The Company Board has reserved the right to waive the receipt of such ruling as a condition to consummation of the Distribution. The Company Board will not waive such condition unless, in the Company Board's judgment, based on the opinion of counsel, Section 355 of the Internal Revenue Code will apply to the Distribution.

  Even if the Distribution qualifies as a spin-off under Section 355 of the Internal Revenue Code and would be tax-free to the beneficial owners of Company Common Stock and generally tax-free to the Company, the Company will be required to pay U.S. corporate income tax in connection with the Distribution based on the difference between the fair market value of the New Gallaher Ordinary Shares or ADSs and the Company's adjusted tax basis in the New Gallaher Ordinary Shares or ADSs to the extent such New Gallaher Ordinary Shares or ADSs are distributed to beneficial owners of Company Common Stock who, at the time of the Distribution, are foreign persons with respect to the United States. The Company believes that the foreign beneficial share ownership of Company Common Stock is very small and consequently believes that the resulting U.S. federal income tax liability would not be material to the transaction.

  In connection with the Distribution, the consolidated indebtedness of the Company will be allocated between New Gallaher and the Company. Such allocation will be made by New Gallaher borrowing and distributing to the Company pounds sterling in the range of 925 million (net cash proceeds of approximately $1.25 billion) prior to the Distribution.

  The Company is routinely the subject of IRS, state, local and foreign tax audits with respect to on-going business operations, and assertions of additional tax liability in the course of such audits are a routine matter. The Company believes that it has adequately provided for any additional taxes that may become due as a result of such tax audits or in connection with aspects of the Distribution and pre-Distribution transactions for which the Company has not sought rulings from the IRS.

  Current Treasury regulations require each beneficial owner of Company Common Stock who receives New Gallaher Ordinary Shares or ADSs pursuant to the Distribution to attach to his or her federal income tax return for the year in which the Distribution occurs a detailed statement setting forth such data as may be appropriate in order to show the applicability of Section 355 of the Internal Revenue Code to the Distribution. The Company will provide the appropriate information to each holder of record of Company Common Stock as of the Distribution Record Date.

POTENTIAL TAXABILITY

  Factual representations and assumptions. An IRS ruling substantially to the effect that the Distribution will qualify as a tax-free spin-off to the holders of Company Common Stock under Section 355 of the Internal Revenue Code, while generally binding upon the IRS, is subject to certain factual representations and assumptions. If the Company Board waives the receipt of such IRS ruling as a condition to consummation of the Distribution and consummates the Distribution based on an opinion of counsel, such opinion is also subject to certain factual representations and assumptions and is not binding upon the IRS. If such factual representations and assumptions were incorrect in any material respect, such ruling or opinion of counsel could become invalid. The Company is not aware of any facts or circumstances which would cause such representations and assumptions to be untrue. Each of the Company and New Gallaher has agreed to certain restrictions on each of their future actions to provide further assurances that Section 355 of the Internal Revenue Code will apply to the Distribution. If the Distribution were not to qualify under Section 355 of the Internal Revenue Code, then, in general, a U.S. corporate tax (which would be very substantial) would be payable by the Company based upon the difference between (x) the fair market value of the New Gallaher Ordinary Shares or ADSs and (y) the Company's adjusted basis in such New Gallaher Ordinary Shares or ADSs. If the Distribution occurred and it were not to qualify under Section 355 of the Internal Revenue Code, the Company's resulting tax liability would have a material adverse effect on the financial position, results of operations and cash flows of either Fortune Brands or of New Gallaher, depending on which corporation actually bears the obligation for the payment of such taxes pursuant to the Tax Allocation Agreement. See "-- RELATIONSHIP BETWEEN NEW GALLAHER AND FORTUNE BRANDS AFTER THE DISTRIBUTION-- Tax Allocation Agreement."

  Furthermore, if the Distribution were not to qualify as a tax-free spin-off to the beneficial owners of Company Common Stock under Section 355 of the Internal Revenue Code, each beneficial owner of Company Common Stock becoming the beneficial owner of New Gallaher Ordinary Shares or ADSs as a result of the Distribution would be treated as if such beneficial owner had received a distribution in an amount equal to the fair market value of New Gallaher Ordinary Shares or ADSs beneficially owned, which would be taxable as (x) a dividend to the extent of such beneficial owner's pro rata share of the Company's current and accumulated earnings and profits, (y) a reduction in such beneficial owner's basis in Company Common Stock to the extent the amount received exceeds such beneficial owner's share of such earnings and profits and (z) gain from the exchange of Company Common Stock to the extent the amount received exceeds both such beneficial owner's share of earnings and profits and such beneficial owner's basis in Company Common Stock.

  Possible Impact of Proposed Treasury Regulations. Under proposed Treasury Regulations, a U.S. corporation that distributes to its shareholders the shares of a foreign subsidiary in a transaction qualifying as a tax-free spin-off to its shareholders under Section 355 of the Internal Revenue Code would be required to pay U.S. federal corporate income tax on the difference between the fair market value and the adjusted tax basis of all the shares distributed, except to the extent such shares are distributed to beneficial owners who are U.S. corporations. Such regulations are proposed to be effective for distributions that occur on or after the date that is 30 days after the date final regulations are published in the Federal Register. It is not possible to predict when such final regulations may be issued or the content of such final regulations. If the final regulations are issued in their presently proposed form and become effective prior to the Distribution, the Company will not go forward with the Distribution if the final regulations will be applicable to the Distribution.

U.K. TAX CONSEQUENCES OF THE DISTRIBUTION TO U.K. HOLDERS OF COMPANY COMMON
STOCK

  The receipt of New Gallaher Ordinary Shares or ADSs in the Distribution by beneficial owners of Company Common Stock who are resident in the U.K. will be treated as income rather than capital for U.K. tax purposes since the Distribution will not involve an exempt distribution under Section 213 of the Income and Corporation Taxes Act 1988 (the "1988 Act").

  For the purposes of U.K. capital gains tax or U.K. corporation tax on chargeable gains, the "base cost" of the Company Common Stock in the hands of such beneficial owners of Company Common Stock will not be affected by the Distribution. The "base cost" of the New Gallaher Ordinary Shares or ADSs received by such beneficial owners in the Distribution will be equal to the market value of such New Gallaher Ordinary Shares or ADSs at the time of the Distribution.

  The U.K. Inland Revenue has given clearance under Section 707 of the 1988 Act confirming that no notice to counteract a tax advantage ought to be given by the U.K. Inland Revenue under Section 703 of the 1988 Act in respect of the Distribution.

  THE FOREGOING SUMMARY OF THE ANTICIPATED U.S. FEDERAL AND U.K. INCOME TAX CONSEQUENCES OF THE DISTRIBUTION IS FOR GENERAL INFORMATION ONLY. COMPANY STOCKHOLDERS SHOULD CONSULT THEIR OWN ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE DISTRIBUTION, INCLUDING THE APPLICATION AND EFFECT OF FOREIGN, STATE AND LOCAL TAX LAWS.

       U.S. FEDERAL AND U.K. TAX TREATMENT OF NEW GALLAHER SHAREHOLDERS

  The following discussion summarizes certain U.S. federal and U.K. tax considerations relating to the acquisition, ownership and disposition of the New Gallaher Ordinary Shares and the ADSs by a beneficial owner thereof.

  The discussion of U.S. federal tax considerations is based upon the Internal Revenue Code, the Treasury regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as in effect on the date hereof and which are subject to change, possibly with retroactive effect. The discussion of U.K. tax considerations is based upon current U.K. tax law, practice, and court decisions which are subject to change. The discussion is also based on the U.S./U.K. double taxation treaties relating to income and capital gains (the "Treaty") and to estate and gift taxes (the "Estate Tax Treaty"), which are also subject to change.

  This summary relates only to a beneficial owner who is resident or ordinarily resident in the U.K. for U.K. tax purposes (a "U.K. Holder") or who is a citizen or a resident of the United States, a corporation organized under the laws of the United States, any other person who is otherwise subject to U.S. federal income tax on a net basis with respect to worldwide income or any trust if a court within the U.S. is able to exercise primary supervision over the administration of such trust and one or more U.S. fiduciaries have the authority to control all the substantial decisions of such trust (a "U.S. Holder").

  It is possible for U.K. resident companies to elect to pay a cash dividend as a "foreign income dividend" (a "FID"). New Gallaher has no present intention to elect to treat any dividend as a FID, and, accordingly, the following discussion assumes that any dividend paid by New Gallaher will not be paid as a FID.

U.S. HOLDERS

  The summary of the U.S. federal tax considerations for U.S. Holders is generally limited to U.S. Holders that will hold the New Gallaher Ordinary Shares or ADSs as "capital assets" and whose functional currency is the U.S. dollar, and does not address the U.S. federal tax consequences to U.S. Holders that may be subject to special U.S. federal income tax rules, such as insurance companies, tax-exempt organizations, or banks, that hold the New Gallaher Ordinary Shares or ADSs as part of a "straddle", "hedge" or "conversion transaction", or that own (directly, indirectly or by attribution) 10% or more of the outstanding New Gallaher Ordinary Shares (including New Gallaher Ordinary Shares represented by ADSs).

  U.K. Taxation of Dividends. Upon the payment of a dividend, New Gallaher must generally pay to the U.K. Inland Revenue advance corporation tax ("ACT") at a current rate of 25% of the dividend paid. An Eligible U.S. Holder (as defined below) who receives a dividend will generally be entitled under the Treaty to receive from the U.K. Inland Revenue a refund of any ACT paid by New Gallaher with respect to such dividend (the "Treaty Payment"). The Treaty Payment will generally equal (i) the ACT paid by New Gallaher with respect to such dividend (the "Paid ACT") reduced by (ii) an amount equal to 15% of the sum of the dividend plus the Paid ACT (the "15% U.K. Withholding Tax").

  For example, if New Gallaher were to pay an (Pounds)80 dividend to an Eligible U.S. Holder and pay (Pounds)20 of ACT with respect to the dividend, the Eligible U.S. Holder would be entitled to a Treaty Payment of (Pounds)5 (i.e., the Paid ACT of (Pounds)20 minus 15% of the sum of the (Pounds)80 dividend plus the (Pounds)20 Paid ACT) resulting in a total cash receipt (before U.S. taxes) of (Pounds)85. (As noted below under "U.S. Taxation of Dividends", the Eligible U.S. Holder in this example would generally have taxable income for U.S. federal income tax purposes of (Pounds)100 (i.e., the (Pounds)80 dividend received plus the Paid ACT of (Pounds)20) and a (Pounds)15 foreign tax credit or deduction.)

  The term "Eligible U.S. Holder" means a U.S. Holder of New Gallaher Ordinary Shares or ADSs and the dividend paid thereon that satisfies the following conditions:

    (i) the U.S. Holder is an individual or a corporation that is a resident of the U.S. for the purposes of the Treaty (and, in the case of a corporation, is not also a resident of the U.K. for U.K. tax purposes);

    (ii) the U.S. Holder is not a corporation that, either alone or together with one or more associated corporations, controls, directly or indirectly, at least 10% of the New Gallaher Ordinary Shares, including the New Gallaher Ordinary Shares represented by ADSs;

    (iii) the U.S. Holder does not hold the New Gallaher Ordinary Shares or ADSs in a manner that is effectively connected with a permanent establishment in the U.K. through which such U.S. Holder conducts business or with a fixed base in the U.K. from which such U.S. Holder performs independent personal services;

    (iv) under certain circumstances, the U.S. Holder is not exempt from U.S. federal income tax on dividend income in the U.S.;

    (v) under certain circumstances, the U.S. Holder does not own 10% or more of the New Gallaher Ordinary Shares (including New Gallaher Ordinary Shares represented by ADSs); and

    (vi) under certain circumstances, the U.S. Holder is not an investment or holding company 25% or more of the capital of which is owned, directly or indirectly, by persons that are not individual residents or citizens of the U.S.

  If the U.S. Holder is a partnership, trust or estate, the Treaty Payment will be available with respect to a New Gallaher dividend only to the extent the dividend income derived by the partnership, trust or estate is subject to U.S. federal income tax as income of a U.S. resident, either in its hands or the hands of its partners, grantor or beneficiaries, as the case may be.

  Under Section 812 of the 1988 Act, the U.K. Treasury has power in certain circumstances to deny the payment of ACT refunds under the Treaty to a corporate shareholder of New Gallaher if it or an associated company has a qualifying presence in a country which operates a unitary system of corporate taxation. This power comes into force only if the U.K. Treasury so prescribes by statutory instrument. No such instrument has yet been made.

  New Gallaher intends to attempt to establish with the U.K. Inland Revenue an arrangement whereby, subject to certain exceptions, the Treaty Payment will be remitted, together with the associated dividend, to an Eligible U.S. Holder provided the Eligible U.S. Holder completes a declaration confirming entitlement to the Treaty Payment. An Eligible U.S. Holder who does not come within these arrangements and who wishes to claim a Treaty Payment must do so in the manner and at the time prescribed in IRS Revenue Procedure 80-18, 1980-1 C.B. 623 and IRS Revenue Procedure 81-58, 1981-2 C.B. 678 (the "IRS Revenue Procedures"). Under U.K. law, claims for Treaty Payments normally must be made within six years following the end of the U.K. year of assessment (generally ending April 5th in each year) in which the dividend is paid. The first such claim by an Eligible U.S. Holder for a payment under the IRS Revenue Procedures is made by sending the appropriate U.K. form in duplicate to the Director of the Internal Revenue Service Center with which the Eligible U.S. Holder's last U.S. federal income tax return was filed. If the Eligible U.S. Holder qualifies as a U.S. resident, the IRS will certify the form to that effect and forward it to the U.K. Inland Revenue. Forms may be obtained by writing to the Internal Revenue Service, Assistant Commissioner (International), 950 L'Enfant Plaza South, S.W., Washington D.C. 20004,
Attention: Taxpayers Service Division. Because a refund claim is not considered made until the U.K. Inland Revenue receives the appropriate form from the IRS, forms should be sent to the IRS well before the end of the applicable limitations period. Any claim under the IRS Revenue Procedures after the first claim should be filed directly with U.K. Inland Revenue, FICO International, Fitz Roy House, P.O. Box 46, Castle Meadow Road, Nottingham, NC2 1BD, U.K.

  U.S. Holders who are not resident or ordinarily resident in the U.K. and have no other source of U.K. income are not required to file a U.K. income tax return.

  It should be noted that no entitlement to a Treaty Payment will arise in respect of a dividend if the draft legislation contained in the Finance Bill as mentioned below under the heading "U.K. Holders--U.K. Taxation of Dividends" is enacted and applies. The legislation should not apply to normal dividends paid by New Gallaher.

  U.S. Taxation of Dividends. A U.S. Holder receiving a distribution from New Gallaher will be required to include the gross amount of such distribution (including, if applicable, the Treaty Payment and the 15% U.K. Withholding
Tax) in gross income as a taxable dividend to the extent that such distribution is paid from New Gallaher's current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Any distributions in excess of New Gallaher's earnings and profits will be treated, for U.S. federal income tax purposes, first as a non-taxable return of capital to the extent of the U.S. Holder's basis in the New Gallaher Ordinary Shares or ADSs, and then as gain from the sale or exchange of such New Gallaher Ordinary Shares or ADSs. U.S. corporate holders will not be allowed a deduction for dividends received in respect of distributions on New Gallaher Ordinary Shares or ADSs.

  For U.S. federal income tax purposes, the amount of any cash distribution made in pounds sterling will be equal to the U.S. dollar value of such pounds sterling generally on the date of receipt (which, in the case of a U.S. Holder of ADSs, will be the date of receipt by the Depositary), regardless of whether the payment is actually converted into U.S. dollars. If a U.S. Holder converts pounds sterling into U.S. dollars or otherwise disposes of them at a time when their U.S. dollar value is greater or less than at the time of receipt, such U.S. Holder may recognize U.S.-source ordinary income or loss.

  The 15% U.K. Withholding Tax will be treated for U.S. tax purposes as a foreign income tax that may be claimed, subject to certain complex limitations, as a foreign tax credit against the U.S. federal income tax liability of the U.S. Holder. Dividends from New Gallaher will generally constitute foreign-source income and will generally be classified as "passive income" for purposes of determining the U.S. foreign tax credit limitation. In lieu of claiming a U.S. foreign tax credit, the U.S. Holder may elect to claim a deduction for the U.K. tax withheld against such U.S. Holder's U.S. federal income. The rules relating to the determination of the U.S. foreign tax credit are complex, and prospective investors should consult their own tax advisors with respect thereto.

  A U.S. Holder of New Gallaher Ordinary Shares or ADSs will be exempt from the 31% U.S. backup withholding tax with respect to dividends received from New Gallaher, if such U.S. Holder (i) is a corporation or other exempt recipient and, if required, demonstrates its status as such, or (ii) provides to a paying agent a U.S. taxpayer identification number and otherwise complies with any applicable backup withholding requirements.

  U.K. Taxation of Capital Gains. A U.S. Holder who is not resident or ordinarily resident for tax purposes in the United Kingdom will not be liable for U.K. tax on chargeable gains realized on the disposal of New Gallaher Ordinary Shares or ADSs unless such U.S. Holder carries on a trade, profession or vocation in the United Kingdom through a branch or agency and the New Gallaher Ordinary Shares or ADSs are or have been used, held or acquired for the purposes of such trade, profession or vocation or for the purposes of such branch or agency.

  The surrender of ADSs in exchange for the deposited New Gallaher Ordinary Shares represented thereby will not be a taxable event for the purposes of U.K. corporation tax on chargeable gains or U.K. capital gains tax. Accordingly, U.S. Holders will not recognize any taxable gain or loss for such purposes upon such surrender.

  U.S. Taxation of Capital Gains. A U.S. Holder will generally recognize U.S.- source taxable gain or loss for U.S. federal income tax purposes upon the sale or other disposition of the New Gallaher Ordinary Shares or ADSs, subject to applicable rules and exceptions set forth in the Internal Revenue Code. The amount of such gain or loss will be equal to the difference between the amount realized on the sale and the U.S. Holder's adjusted basis in the New Gallaher Ordinary Shares or ADSs. Gain or loss upon the sale of the New Gallaher Ordinary Shares or ADSs will be capital gain or loss if such Ordinary Shares or ADSs are capital assets in the hands of the U.S. Holder and will be long-term or short-term capital gain or loss, depending on whether such Ordinary Shares or ADSs have a holding period of more than one year. Certain limitations exist on the deductibility of capital losses by both corporate and individual taxpayers. Any tax imposed by the U.K. directly on the gain from such a sale or other disposition would generally be eligible for the U.S. foreign tax credit; however, because the gain would be U.S.-source, the U.S. Holder might not be able to use the credit otherwise available because of the foreign tax credit limitation rules. The rules relating to the determination of the U.S. foreign tax credit are complex and prospective investors should consult their own tax advisors with respect thereto.

  The surrender of ADSs in exchange for the deposited New Gallaher Ordinary Shares represented thereby will not be a taxable event for U.S. federal income tax purposes. Accordingly, no taxable gain or loss will be recognized for such purposes upon such surrender.

  A U.S. Holder of New Gallaher Ordinary Shares or ADSs will be exempt from the 31% U.S. backup withholding tax with respect to proceeds of a sale or other disposition of such New Gallaher Ordinary Shares or ADSs if such U.S. Holder (i) is a corporation or other exempt recipient and, if required, demonstrates its status as such, or (ii) provides to a paying agent or a broker, as the case may be, a U.S. taxpayer identification number and otherwise complies with any applicable backup withholding requirements.

U.K. HOLDERS

  The summary of U.K. tax considerations for U.K. Holders does not address the U.K. tax consequences to U.K. Holders of New Gallaher Ordinary Shares who, for any reason, are subject to special tax regimes, such as dealers in securities, insurance companies and other financial institutions.

  U.K. Taxation of Dividends. No U.K. income tax is withheld from dividend payments by New Gallaher. However, on paying a dividend, New Gallaher is generally liable to account to the U.K. Inland Revenue for ACT at a current rate of one quarter of the dividend paid. ACT paid by New Gallaher can generally be set against its liability to mainstream corporation tax, subject to certain limits and restrictions.

  A U.K. resident individual shareholder will generally be entitled to a tax credit in respect of any dividend received equal to one-quarter of the amount of the dividend. Liability to U.K. income tax is calculated on the sum of the dividend and the tax credit. The tax credit therefore equals 20% of the combined amount of the dividend and tax credit. The tax credit will be available to offset such a shareholder's liability to income tax on the dividend. A shareholder liable to income tax at the lower or basic rates will have no further liability to income tax on the dividend. In appropriate cases, the tax credit may be reclaimed in cash from the U.K. Inland Revenue. A U.K. resident corporate shareholder will not normally be liable to U.K. taxation on any dividend received and will generally be able to treat the dividend and related tax credit as franked investment income.

  Draft legislation is contained in the U.K. Finance Bill currently before Parliament which, if enacted, will affect the treatment of certain dividends associated with transactions in securities and certain other income distributions. The legislation should not apply to normal dividends paid by New Gallaher.

  U.K. Taxation of Capital Gains. U.K. Holders of New Gallaher Ordinary Shares may, depending upon their particular circumstances, be liable to U.K. capital gains tax or U.K. corporation tax on chargeable gains on a disposal of New Gallaher Ordinary Shares. For such U.K. Holders who received those New Gallaher Ordinary Shares in the Distribution, the gain, if any, on which such U.K. tax liability will arise will be the difference between the "base cost" of those New Gallaher Ordinary Shares, being their market value at the time of the Distribution, adjusted for inflation to the date of disposal, and the consideration given for that disposal.

OTHER HOLDERS

  U.K. Taxation of Dividends. Dividends paid on New Gallaher Ordinary Shares or ADSs will not be subject to a U.K. withholding tax. Whether Holders of New Gallaher Ordinary Shares or ADSs who are resident in countries other than the U.K. or the U.S. are entitled to a payment from the Inland Revenue of a proportion of the tax credit in respect of any dividends received depends in general upon the provisions of any double taxation convention which exists between such countries and the U.K. However, such other holders of New Gallaher Ordinary Shares or ADSs who are Commonwealth citizens or fall into certain categories of person within Section 278 of the 1988 Act (including nationals of member states of the European Economic Area) may be entitled to a tax credit which they may set off against their total U.K. income tax liability or, in appropriate cases, reclaim in cash. Such holders should consult their own tax advisers as to whether they are entitled to reclaim any part of the tax credit, the procedure for claiming payment and what relief or credit may be claimed in respect of such tax credit in their own jurisdictions.

  U.K. Taxation of Capital Gains. Holders of New Gallaher Ordinary Shares or ADSs who are resident in countries other than the U.K. or the U.S. and who are not resident or ordinarily resident for tax purposes in the U.K. will not be liable for U.K. tax on capital gains on the disposal of such New Gallaher Ordinary Shares or ADSs unless such holders carry on a trade, profession or vocation in the U.K. through a branch or agency and the New Gallaher Ordinary Shares or the ADSs are or have been used, held or acquired for the purposes of such trade, profession or vocation or for the purposes of such branch or agency.

  The surrender of ADSs in exchange for the deposited New Gallaher Ordinary Shares represented thereby will not be a taxable event for the purposes of U.K. corporation tax on chargeable gains or U.K. capital gains tax. Accordingly, such holders will not recognize any taxable gain or loss for such purposes upon such surrender.

U.K. INHERITANCE AND GIFT TAXES

  U.K. Holders. New Gallaher Ordinary Shares will be situated in the U.K. for U.K. inheritance tax purposes. A gift of those New Gallaher Ordinary Shares or the death of their Holder may, as a result, subject to certain exemptions and reliefs, give rise to a liability for U.K. inheritance tax even if the Holder, at the time of the gift or his death, is neither domiciled, nor deemed to be domiciled, in the U.K. Whether ADSs will be situated in the U.K. will depend upon the nature of the arrangements under the Depositary Facility. If situated outside the U.K., ADSs would not be subject to U.K. inheritance tax in the case of a Holder who, at the time of the gift or his death, is neither domiciled, nor deemed to be domiciled, in the U.K.

  U.S. Holders. An individual who is domiciled in the U.S. for the purposes of the Estate Tax Treaty and who is not a national of or domiciled in the U.K. for purposes of the Estate Tax Treaty generally will not be subject to U.K. inheritance tax with respect to the New Gallaher Ordinary Shares or ADSs on the individual's death or on a gift of such New Gallaher Ordinary Shares or ADSs during the individual's lifetime provided that any applicable U.S. federal gift or estate tax liability is paid, unless the New Gallaher Ordinary Shares or ADSs are part of the business property of a permanent establishment of the individual in the U.K. or pertain to a fixed base of the individual in the U.K. used for the performance of independent personal services. Where the New Gallaher Ordinary Shares or ADSs have been placed in trust by a settlor who, at the time of settlement, was domiciled in the United States and was not a national of the U.K., the New Gallaher Ordinary Shares or ADSs generally will not be subject to U.K. inheritance tax provided that any applicable U.S. federal gift or estate tax liability is paid, unless the New Gallaher Ordinary Shares or ADSs are part of the business property of a permanent establishment of the individual in the U.K. or pertain to a fixed base of the individual in the U.K. used for the performance of independent personal services. In the exceptional case where the New Gallaher Ordinary Shares or ADSs are subject to both U.K. inheritance tax and to U.S. federal gift or estate tax, the Estate Tax Treaty generally provides for the tax paid in the U.K. to be credited against tax payable in the U.S. or for the tax paid in the U.S. to be credited against tax payable in the U.K. based on priority rules set out in the Estate Tax Treaty.

U.K. STAMP DUTY AND STAMP DUTY RESERVE TAX

  A sale of New Gallaher Ordinary Shares subsequent to the Distribution will be subject to U.K. ad valorem stamp duty, or, if an unconditional agreement to transfer such New Gallaher Ordinary Shares is not completed by a duly stamped transfer, U.K. stamp duty reserve tax, generally, in the case of stamp duty, at the rate of 50p per (Pounds)100 or part (Pounds)100 of the consideration paid and, in the case of stamp duty reserve tax, at the rate of 0.5% of the consideration paid. Liability to pay U.K. stamp duty and stamp duty reserve tax is generally a liability of the purchaser.

  No U.K. stamp duty will be payable on any transfer of an ADS, provided that the ADR evidencing the ADS (and any separate instrument of transfer) is executed and retained at all times outside the U.K. An agreement to transfer ADSs will not be subject to U.K. stamp duty reserve tax.

  THE FOREGOING SUMMARY IS FOR GENERAL INFORMATION ONLY. IT IS NOT INTENDED AS TAX ADVICE TO ANY PARTICULAR INVESTOR AND DOES NOT ADDRESS ALL ASPECTS OF U.S. AND U.K. TAXATION THAT MAY BE RELEVANT TO PARTICULAR TAXPAYERS. PROSPECTIVE PURCHASERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS REGARDING THE TAX CONSEQUENCES, INCLUDING, IF RELEVANT, THE CONSEQUENCES UNDER U.S. STATE AND LOCAL AND OTHER LAWS, OF THE DISTRIBUTION AND OF THE ACQUISITION, OWNERSHIP AND DISPOSITION OF NEW GALLAHER ORDINARY SHARES OR ADSS.

  THE COMPANY BOARD RECOMMENDS THAT YOU VOTE FOR ITEM 1.

ITEM 2

APPROVAL OF AMENDMENT TO THE COMPANY'S BY-LAWS TO REPEAL THE ANNUAL EXECUTIVE INCENTIVE COMPENSATION PROGRAM SET FORTH THEREIN AND APPROVAL OF THE FORTUNE BRANDS, INC. ANNUAL EXECUTIVE INCENTIVE COMPENSATION PLAN

  The Company Board is recommending to stockholders the repeal of the annual executive incentive compensation program set forth in Article XII of the Company's By-laws. Although the Company Board believes that Article XII has served the Company and its stockholders well for many years by enabling the Company to attract and retain senior executives of the highest quality, the Company Board believes that, given the Company's ongoing restructuring program, a new program should be established in order to reflect more appropriately the characteristics of the Company and to provide the Compensation and Stock Option Committee of the Company Board (the "Committee") that administers the incentive compensation program with greater flexibility. Accordingly, the Company Board adopted the Fortune Brands, Inc. Annual Executive Incentive Compensation Plan (the "Plan") effective January 1, 1997, subject to the approval of the Plan by the stockholders of the Company. Consistent with current competitive practice, the Plan is contained in a separate plan document rather than in the Company's By-laws. The Company Board believes that the Plan will advance the interests of the Company and its stockholders in securing and retaining executives of outstanding ability by providing performance-based incentives to senior executives. The Plan is set forth in full in Annex B. The description of the Plan which appears below is qualified in its entirety by reference thereto.

SUMMARY OF ARTICLE XII

  Article XII of the Company's By-laws provides for payment of incentive compensation to members of the Management Group (consisting generally of persons elected to the office of Vice President of the Company or a more senior office). An amount equal to 1/2 of 1% of Adjusted Income From Continuing Operations (as defined in Article XII) is made available for allotment annually if a cash dividend has been paid on the Company Common Stock. Of the amount available for incentive compensation, 18% is allotted to the Chairman of the Board and the remainder is available for allotment to the Management Group on the following basis: 30% of the total amount available is allotted by Article XII to the members of the Management Group other than the Chairman of the Board in proportion to their fixed salaries, and the balance may be allotted to them by the Committee entirely at its discretion as to amounts and individuals. The Committee has the authority to reduce the 18% allotment to the Chairman of the Board and the 30% allotment to any member of the Management Group. Payments are made in cash as soon as practicable after the award is determined after the end of the year.

REASONS FOR THE PROPOSAL

  Article XII incentive compensation is based solely on Adjusted Income from Continuing Operations. The Company Board believes that it would be more desirable if the Committee had the ability to set executive incentive compensation based on a variety of performance objectives and to modify those goals to reflect changes in the Company's business. Accordingly, the Plan allows the Committee to base the incentive compensation of the executives upon a variety of corporate performance objectives set forth in the Plan. The Company Board believes that the flexibility of the Plan will significantly enhance the ability of the Committee to more closely tailor the incentives, and compensation risks, of the executives participating in the Plan to their specific responsibilities and overall corporate objectives.

  Approval of Item 2 by the stockholders is also being sought to preserve the Company's ability to deduct, for federal income tax purposes, compensation paid pursuant to the Company's annual executive incentive compensation program. Under Section 162(m) of the Internal Revenue Code, stockholder approval of performance-based compensation plans (including material amendments thereto) is necessary for the Plan to qualify for the exception to the limitation on the Company's ability to deduct compensation paid to certain specified executives in excess of $1 million annually.

  The repeal of Article XII of the By-laws is being submitted to stockholders as Article XII by its terms provides that it may be repealed only by the stockholders.

SUMMARY OF THE PLAN

  Eligibility

  Awards may be granted only to persons elected to the office of Vice President of the Company or a more senior office. A total of 12 officers are currently eligible for participation in the Plan.

  Administration

  The Plan will be administered by the Committee, which is composed of "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code who are authorized to make grants of performance-based compensation. The Committee has authority to administer, construe and interpret the Plan, to make rules for carrying it out and to make changes in such rules.

  Awards and Performance Measures

  Within the first 90 days of each calendar year, the Committee will set corporate performance measures for such year which, if attained, will establish an incentive compensation fund for the year. At the same time, the Committee will determine the allocation of the fund among the participants.

  The performance measures will be based on any of the following performance criteria, either alone or in any combination as the Committee may determine: cash flow; cash flow from operations; earnings per share of Fortune Brands Common Stock; earnings per share of Fortune Brands Common Stock from continuing operations; income before income taxes; income before income taxes, depreciation and amortization; income from continuing operations; net asset turnover; net income; operating income; operating margin; return on equity; return on net assets; return on total assets; return on total capital; sales; economic value added; and total return to stockholders. Performance measures may be determined on an absolute basis or relative to internal goals or relative to levels attained in prior years or in comparison to other companies. The Committee may provide, as part of each grant, that the performance measures may be adjusted in the event of certain extraordinary events set forth in the Plan. The maximum amount of an award to any participant for any year will not exceed $2.5 million. No part of the amount available for awards in any year which is not awarded in such year may be carried forward for award in subsequent years.

  The Committee will, promptly after the end of the year on the date on which all necessary financial or other information becomes available, in the manner required by Section 162(m) of the Internal Revenue Code certify (i) the degree to which performance measures have been attained and (ii) with respect to each participant, the amount of the participant's award, if any. The Committee may, in its sole discretion, reduce or eliminate, but may not increase, any award. No part of any potential award for any year which is not actually awarded to a participant because of any such reduction will be available for award to any other participant whose actual compensation for such year is subject to
Section 162(m) of the Internal Revenue Code. Awards are payable in cash as promptly as practicable after the certifications described above have been made by the Committee.

  The Committee has discretion, upon the request of a Participant, to defer the payment of an award (or a portion thereof) to a participant. The Committee will have discretion to provide for the payment of an amount equivalent to interest, at such rate or rates or based on such investment fixed by the Committee, on any such deferred award.

  While the amount of incentive bonus that may be awarded to a participant for any year cannot be determined, the Company believes that if the Plan had been in effect for 1996, the executive officers named in the Summary Compensation Table on page 124 would have received comparable bonuses to those shown in the Summary Compensation Table for 1996.

  Amendment and Termination

  The Company Board may at any time alter, amend, suspend or terminate the Plan in whole or in part without approval by the stockholders. No amendment may, however, increase the award payable to a participant for a year if the amendment is adopted after the final day for setting the objective performance measures for such year (e.g., after the 90th day of the year) nor may any Plan amendment or termination adversely affect the rights of a participant for whom an award has been determined for a completed year but not yet paid.

RESOLUTION CONSTITUTING ITEM 2

  The resolution (designated herein as Item 2) to repeal the annual executive incentive compensation program contained in Article XII of the Company's By-laws and approve the Fortune Brands, Inc. Annual Executive Incentive Compensation Plan is as follows:

      "RESOLVED, that, as conditionally adopted by the Board of Directors, the repeal of the Company's annual executive incentive compensation program contained in Article XII of the By-laws be and it is hereby approved and the Fortune Brands, Inc. Annual Executive Incentive Compensation Plan submitted to this Annual Meeting and as shown in Annex B to the proxy statement accompanying the notice of this Annual Meeting be and it is hereby approved effective for 1997 and subsequent years."

  THE COMPANY BOARD RECOMMENDS THAT YOU VOTE FOR ITEM 2.

ITEM 3

    AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE
                                    COMPANY

  Approval of Item 3 will constitute approval of the amendment to the Company Certificate discussed under this heading. Approval of Item 3 is being sought because applicable provisions of the Company Certificate and the Delaware Code require such approval. Accordingly, if Item 3 is not approved by the stockholders the proposed amendment could not occur.

NAME CHANGE

  Stockholders will be asked to vote to amend the Company Certificate to change the name of the Company to Fortune Brands, Inc. Stockholders are being asked to vote to so amend the Company Certificate so that the Company will be able to conduct its business under that name. The name change has been proposed to reflect, and to assist investors in appreciating, the significantly different composition of the Company as a result of its restructuring during the past several years. It is intended that the name change would be effected immediately prior to or simultaneously with the Distribution or at such other time deemed appropriate by the Company Board.

RESOLUTION CONSTITUTING ITEM 3

  The resolution (designated herein as Item 3) to approve an amendment to the Company Certificate to change the name of the Company to Fortune Brands, Inc. is as follows:

       "RESOLVED, that, as proposed and declared advisable by the Board of Directors, Article I of the Certificate of
     Incorporation of the Company be amended to read in its entirety as follows:

                               "ARTICLE I

       The name of the Corporation is Fortune Brands, Inc. (the
     "Company")."

  THE COMPANY BOARD RECOMMENDS THAT YOU VOTE FOR ITEM 3.

                           THE ADDITIONAL PROPOSALS

ITEM 4

                             ELECTION OF DIRECTORS

  The Company Board currently consists of 12 members. The Company Certificate provides for the classification of the Company Board into three classes, as nearly equal in number as possible, with staggered terms of office and provides that upon the expiration of the term of office for a class of directors, nominees for such class shall be elected for a term of three years or until their successors are duly elected and qualified. At this meeting, four nominees for director are to be elected as Class II directors. The nominees are Mr. Eugene R. Anderson, Dr. Patricia O. Ewers, Mr. John W. Johnstone, Jr., and Mr. Wendell J. Kelley. The four Class I and four Class III directors have two years and one year, respectively, remaining on their terms of office. If no contrary indication is made, proxies in the accompanying form are to be voted for such nominees or, in the event any such nominee is not a candidate or is unable to serve as a director at the time of the election (which is not now expected), for any nominee who shall be designated by the Company Board to fill such vacancy, unless the Company Board shall determine to reduce the number of directors pursuant to the By-laws. All nominees are members of the present Company Board. All nominees and all current Class I and Class III directors were elected by the stockholders, except that Mrs. Anne M. Tatlock was elected by the Company Board as a Class III director effective February 27, 1996 and Mr. John W. Thompson was elected by the Company Board as a Class III director effective November 19, 1996.

  There are set forth below opposite the names of the nominees and Class I and Class III directors their present positions and offices with the Company and their principal occupations during the past five years, their ages and the year first elected a director of the Company. There are also set forth below opposite their names under the heading "Shares of Company Common Stock beneficially owned", the shares of Company Common Stock beneficially owned by them on February 13, 1997 (except, as stated in Note (c) below, beneficial ownership is disclaimed as to certain shares), including shares of Company Common Stock (if any) of which they had the right on such date to acquire beneficial ownership pursuant to the exercise on or before April 14, 1997 of options granted by the Company, plus the number (if any) of shares of Company Common Stock held on December 31, 1996 by the Trustee of the Defined Contribution Plan of the Company attributable to Company contributions and to employee pre-tax contributions made through payroll deductions that is equivalent as of that date to their undivided proportionate beneficial interests in all such shares. Beneficial ownership information is also provided below for three of the executive officers listed in the Summary Compensation Table on page 124. In addition, Gilbert L. Klemann, II and Robert
L. Plancher, executive officers listed in the Summary Compensation Table, had such beneficial ownership of 171,896 and 67,270 shares of Company Common Stock, respectively, on February 13, 1997. In no instance does the security ownership of any of the nominees or other directors or executive officers listed below equal or exceed one percent of the outstanding shares of Company Common Stock. The information as to security holdings is based on information received by the Company from the nominees and other directors and executive officers, from the Corporate Employee Benefits Committee of the Company and from the Trustee.

                                                                                SHARES OF
                        PRESENT POSITIONS AND OFFICES           YEAR FIRST COMPANY COMMON STOCK
                       WITH THE COMPANY AND PRINCIPAL            ELECTED    BENEFICIALLY OWNED
      NAME         OCCUPATIONS DURING THE PAST FIVE YEARS   AGE  DIRECTOR       (A)(B)(C)
      ----         --------------------------------------   --- ---------- --------------------
                     NOMINEES FOR DIRECTOR-- CLASS II--TERM EXPIRING 2000
                          Partner, Anderson Kill &           69    1980           9,600
                          Olick, P.C. (law firm)
    [PHOTO]
    Eugene R.
     Anderson*
                          President, Pace                    61    1991           1,300
    [PHOTO]               University
   Patricia O.
       Ewers
                          Retired since 1996;                64    1989           2,000
                          Chairman of Olin
                          Corporation (chemical,
                          metal and defense-
                          related products) during
                          1996; Chairman and Chief
                          Executive Officer of
                          Olin Corporation from
                          1994 to 1995; Chairman,
                          President and Chief
     [PHOTO]
                          Executive Officer of
     John W.              Olin Corporation prior
  Johnstone, Jr.          thereto
                          Retired since 1991;                70    1988           3,600
                          Chairman and Chief
                          Executive Officer of
                          Illinois Power Company
                          prior thereto
     [PHOTO]
    Wendell J.
      Kelley

                                                                         SHARES OF
                 PRESENT POSITIONS AND OFFICES           YEAR FIRST COMPANY COMMON STOCK
                WITH THE COMPANY AND PRINCIPAL            ELECTED    BENEFICIALLY OWNED
       NAME OCCUPATIONS DURING THE PAST FIVE YEARS   AGE  DIRECTOR       (A)(B)(C)
       ---- --------------------------------------   --- ---------- --------------------
                        CLASS III DIRECTORS--TERM EXPIRING 1998

                       President and Chief           60   1995       310,939
                       Operating Officer of
  [PHOTO]              American Brands, Inc.
  John T.              since January 1995; Group
   Ludes*              Vice President of
                       American Brands, Inc. and
                       President and Chief
                       Executive Officer of
                       Acushnet Company (golf
                       and leisure products), a
                       subsidiary of American
                       Brands, Inc., prior
                       thereto

                       President, Fiduciary          57   1996       1,000
  [PHOTO]              Trust Company
  Anne M.              International (global
  Tatlock              investment management
                       services) since 1994;
                       Executive Vice President
                       and Director,
                       Institutional Equity
                       Department, Fiduciary
                       Trust Company
                       International prior
                       thereto

                       General Manager--IBM          47   1996       500
  [PHOTO]              North America,
  John W.              International Business
  Thompson             Machines Corporation
                       ("IBM"), since 1997;
                       General Manager, Personal
                       Software Products
                       Division of IBM from 1995
                       to 1996; Corporate Vice
                       President and General
                       Manager, Marketing--U.S.
                       of IBM from 1993 to 1994;
                       Area General Manager--
                       Midwest of IBM prior
                       thereto

                       Chairman and Chief            55   1994       140
  [PHOTO]              Executive of Gallaher
  Peter M.             Limited (tobacco
  Wilson*              products), a subsidiary
                       of American Brands, Inc.,
                       since February 1994;
                       Deputy Chairman of
                       Gallaher Limited prior
                       thereto

                                                                         SHARES OF
                 PRESENT POSITIONS AND OFFICES           YEAR FIRST COMPANY COMMON STOCK
                WITH THE COMPANY AND PRINCIPAL            ELECTED    BENEFICIALLY OWNED
       NAME OCCUPATIONS DURING THE PAST FIVE YEARS   AGE  DIRECTOR       (A)(B)(C)
       ---- --------------------------------------   --- ---------- --------------------
                         CLASS I DIRECTORS--TERM EXPIRING 1999

                       Chairman of the Board and     61   1981       615,305
                       Chief Executive Officer
                       of American Brands, Inc.
                       since January 1995;
 [PHOTO]               President and Chief
 Thomas C.             Operating Officer of
 Hays*                 American Brands, Inc.
                       prior thereto

                       President and Chief           62   1991         1,900
 [PHOTO]               Executive Officer of
   Sidney              Northside Hospital, Inc.
 Kirschner             since 1992; Chairman of
                       the Board, President and
                       Chief Executive Officer
                       of National Service
                       Industries, Inc.
                       (lighting equipment,
                       textile rentals and
                       specialty chemicals)
                       prior thereto

                       President and Chief           62   1990         1,500
 [PHOTO]               Executive Officer of
Gordon R.              AMSTED Industries
Lohman*                Incorporated (products
                       for the railroad,
                       construction and building
                       markets)

                       Retired since 1995; Vice      66   1985         4,000
 [PHOTO]               Chair of Southern
Charles H.             Methodist University
Pistor, Jr.            prior thereto
--------
* Member of Executive Committee of the Company Board. Mr. Ludes also served on the Company Board from 1987 to 1990.
(a) The numbers of shares attributable to Company contributions under the Defined Contribution Plan of the Company included in the numbers shown above are as follows: Thomas C. Hays, 2,511; Gilbert L. Klemann, II, 1,958; John T. Ludes, 3,027; and Robert L. Plancher, 1,341. The numbers of shares attributable to employee pre-tax contributions under such Plan included in the numbers shown above are: Thomas C. Hays, 6,963; Gilbert L. Klemann, II, 496; John T. Ludes, 477; and Robert L. Plancher, 24.

(b) The number of shares of which the nominees and Class I and Class III directors and Messrs. Klemann and Plancher had the right to acquire beneficial ownership pursuant to the exercise on or before April 14, 1997 of options granted by the Company included in the numbers shown above are as follows: Thomas C. Hays, 499,600; Gilbert L. Klemann, II, 162,750; and John T. Ludes, 264,410. Mr. Plancher has exercised all his options. Inclusion of such shares does not constitute an admission by any nominee, director or executive officer that he is the beneficial owner of such shares.
(c) To the best of the Company's knowledge, each nominee and Class I and Class III director and executive officer named above has sole voting and investment power with respect to shares shown after his name above, other than with respect to the shares listed in Note (b) above and except as follows: Mr. Hays shares voting and investment power as a co-trustee of various family trusts with respect to 5,107 shares and with respect to which shares he disclaims beneficial ownership and Mr. Hays has no voting or investment power with respect to 4,000 shares held in trust for the benefit of his wife and with respect to which shares he disclaims beneficial ownership; and Mr. Pistor shares voting and investment power with his wife with respect to 2,400 shares. The Trustee of the Defined Contribution Plan has agreed to vote the shares it holds in the Trust in accordance with instructions received from members of the Plan and shares as to which instructions are not received are voted by the Trustee proportionally in the same manner as shares as to which the Trustee has received instructions.

  Eight meetings of the Company Board were held during the Company's last fiscal year. Each director of the Company attended at least 75% of the aggregate of (i) all meetings of the Company Board and (ii) all meetings of committees of the Company Board of which the director was a member, during the periods that the director served during the Company's last fiscal year. In addition to participation at Board and committee meetings, the Company's directors discharge their responsibilities throughout the year through personal meetings and other communications, including considerable telephone contact, with the Chairman and others regarding matters of interest and concern to the Company.

  In addition to the Executive Committee, the Company Board has an Audit Committee, a Compensation and Stock Option Committee and a Nominating and Corporate Governance Committee. The Audit Committee is composed of Messrs. Anderson, Pistor, Thompson, Dr. Ewers and Mrs. Tatlock. Its functions include recommending annually to the Company Board a firm of independent accountants to audit the Company's financial statements and the scope of such firm's audit, reviewing reports and recommendations of the Company's independent accountants, reviewing the scope of all internal audits and reports and recommendations in connection therewith and reviewing nonaudit services provided by the Company's principal independent accountants. It held four meetings during the Company's last fiscal year. The Compensation and Stock Option Committee is composed of Messrs. Anderson, Johnstone, Kirschner, Lohman and Pistor. It administers the Company's Stock Option Plans and 1990 Long-Term Incentive Plan, and its functions include the designation of key employees to whom stock options, performance awards and other stock-based awards may be granted, and, within specified limits, the number of shares that may be granted to any such key employee. Its functions also include setting compensation for officers employed by the Company and holding the office of Vice President or a more senior office and the determination of the award to such persons of incentive compensation under Article XII of the By-laws of the Company. It held five meetings during the Company's last fiscal year. The Nominating and Corporate Governance Committee is composed of Messrs. Anderson, Johnstone, Lohman and Pistor. Its functions include recommending persons for nomination for election as members of the Company Board, recommending directors for membership on the Audit Committee, Compensation and Stock Option Committee and Nominating and Corporate Governance Committee, recommending directors and executive officers for membership on other committees established by the Company Board, recommending to the Company Board compensation arrangements for nonmanagement directors and recommending to the Company Board policies and practices designed to foster an effective corporate governance environment within the Company. The Nominating and Corporate Governance Committee held five meetings during the last fiscal year. Stockholders wishing to recommend persons for consideration by the Nominating and Corporate Governance Committee as nominees for election to the Company Board can do so by writing to the Secretary of the Company at 1700 East Putnam Avenue, Old Greenwich, Connecticut 06870, giving each such person's name, biographical data and qualifications. Any such recommendation should be accompanied by a written statement from the person recommended of his consent to be named as a nominee and, if nominated and elected, to serve as a director. The Company Certificate also contains a procedure for stockholder nomination of directors.

  Mr. Hays is a director of ACNielsen Corporation; Mr. Johnstone is a director of Olin Corporation, Phoenix Home Life Insurance Company and McDermott International Inc.; Mr. Kelley is a director of Magna Group, Inc.; Mr. Kirschner is a director of Superior Surgical Mfg. Co., Inc.; Mr. Lohman is a director of CIPSCO Incorporated and Central Illinois Public Service Company; Mr. Ludes is a director of the New England Zenith Fund; Mr. Pistor is a director of AMR Corporation, Centex Corporation and Oryx Energy Company; Mrs. Tatlock is a director of American General Corporation and PHH Corporation; and Mr. Thompson is a director of Northern Indiana Public Service Company.

  For information with respect to the beneficial ownership of securities of the Company by directors and executive officers as a group, see "Certain Information Regarding Security Holdings".

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Each director and officer of the Company who is subject to Section 16 of the Exchange Act is required to report to the SEC by a specified date his or her beneficial ownership of or transactions in the Company's securities. Reports received by the Company indicate that all such directors and officers have filed all requisite reports with the SEC on a timely basis during or with respect to 1996.

                            EXECUTIVE COMPENSATION

  There is set forth in the following table a summary of all compensation paid to, or earned by, the five most highly compensated executive officers during each of the Company's last three fiscal years:

                          SUMMARY COMPENSATION TABLE

                                     ANNUAL COMPENSATION            LONG-TERM COMPENSATION
                               ------------------------------- ---------------------------------
                                                                  AWARDS    PAYOUTS
                                                               ------------ -------
                                                                SECURITIES
                                                  OTHER ANNUAL  UNDERLYING   LTIP    ALL OTHER
        NAME AND                           BONUS  COMPENSATION OPTIONS/SARS PAYOUT  COMPENSATION
   PRINCIPAL POSITION     YEAR SALARY ($) ($) (1)   ($) (2)        (#)      ($)(3)     ($)(4)
   ------------------     ---- ---------- ------- ------------ ------------ ------- ------------
THOMAS C. HAYS..........  1996  940,500   823,953   602,594       93,000    427,380   190,578
 Chairman of the Board    1995  900,000   812,341   219,289       93,000    379,440   229,679
 and Chief Executive Of-  1994  655,800   433,600   198,133      130,000    113,063   272,596
  ficer of
 American Brands, Inc.
JOHN T. LUDES...........  1996  575,000   414,300   333,729       50,000    171,004   106,878
 President and Chief      1995  500,000   408,600   189,082       50,000    151,823   171,187
 Operating Officer of     1994  365,600   331,000    96,852       60,000     45,225   156,369
  American
 Brands, Inc.
PETER M. WILSON.........  1996  538,353   414,170    23,900       30,000    191,169       -0-
 Chairman and Chief       1995  520,695   389,261     8,200       30,000    169,725       -0-
 Executive of Gallaher    1994  477,280   361,939    10,859       38,000     33,919       -0-
  Limited
GILBERT L. KLEMANN, II..  1996  414,400   230,000    74,308       28,100    171,004    54,755
 Senior Vice President    1995  396,600   225,600    96,409       28,100    143,048    96,777
 and General Counsel of   1994  377,700   217,500    54,942       34,000     45,225   118,591
  American
 Brands, Inc.
ROBERT L. PLANCHER(5)...  1996  390,200   206,900   102,969          -0-    171,004    53,215
 Senior Vice President    1995  373,400   230,400    90,590       25,500    151,823   168,163
 and Chief Accounting     1994  355,600   206,500    95,287       34,000     45,225   175,774
  Officer of
 American Brands, Inc.

--------
(1) Article XII of the By-laws of the Company provides for payment of incentive compensation to members of the Management Group (consisting generally of persons elected to the office of Vice President of the Company or a more senior office). An amount equal to 1/2 of 1% of Adjusted Income From Continuing Operations (as defined in Article XII) is made available for allotment annually if a cash dividend has been paid on the Company Common Stock. Of the amount available for incentive compensation, 18% is allotted to the Chairman of the Board and the remainder is available to the Management Group on the following basis: 30% of the total amount available is allotted by Article XII to the members of the Management Group other than the Chairman of the Board in proportion to their fixed salaries, and the balance may be allotted to them by the Compensation and Stock Option Committee, entirely at its discretion as to amounts and individuals. The Compensation and Stock Option Committee has the authority to reduce the 18% allotment to the Chairman of the Board and the 30% allotment to any member of the Management Group. Payments are made in cash as soon as practicable after the award is determined after the end of the year. Mr. Wilson participated in an incentive compensation plan for key employees of Gallaher Limited. Under such plan, an amount equal to 0.387% of consolidated profits before tax (as defined in such plan) was made available for allotment annually. Of the amount made available for incentive compensation, 18.5% was allotted to the Chairman of Gallaher Limited. See Item 2 for a description of a proposal to amend the Company's By-laws to repeal the annual executive incentive compensation program set forth in Article XII thereof and replace it with a new Annual Executive Incentive Compensation Plan; the Report of the Compensation and Stock Option Committee on executive compensation for a description of a revised annual executive incentive compensation formula for Gallaher Limited effective January 1, 1997; and "THE DISTRIBUTION PROPOSALS--NEW GALLAHER MANAGEMENT--Compensation of Directors and Officers" for a description of new compensation arrangements for Gallaher executives following the Distribution.

(2) At the 1993 Annual Meeting, stockholders approved Company contributions to trusts established by executives in order to fund supplemental retirement and profit-sharing benefits under the Company's Supplemental Plan on a current basis. The executive is taxed on the contribution when made and the earnings on the trust, but the Company provides the executive with an additional amount to pay the taxes. The amounts distributed to the executive at retirement, however, are not subject to tax and therefore the Company contributes to the trusts only the present value of the executive's after-tax benefit instead of being required to provide the executive's pre-tax benefit upon retirement. The amounts set forth in the "Other Annual Compensation" column include the amounts paid to the executive for reimbursement of taxes as follows:

                                                         1996    1995    1994
                                                        ------- ------- -------
   Thomas C. Hays...................................... 522,168 201,469 169,919
   John T. Ludes....................................... 294,839 181,951  85,563
   Gilbert L. Klemann, II..............................  49,492  89,278  43,653
   Robert L. Plancher..................................  79,197  83,459  83,998

  The remaining amounts in the "Other Annual Compensation" column are cash dividend equivalents on performance share awards.

(3) The LTIP Payout is the value of performance share payment for the performance period ended in the year reported.

(4) These amounts include Company contributions to the tax qualified Defined Contribution Plan of the Company and supplemental profit-sharing amounts under the Company's Supplemental Plan as described below.

  Company contributions to the tax qualified Defined Contribution Plan of the Company for 1996 were $15,862 for each of Messrs. Hays, Ludes, Klemann and Plancher.

  The Supplemental Plan provides for those amounts that would have been contributed under the Company's tax qualified Defined Contribution Plan but for certain Internal Revenue Code limitations. Supplemental profit-sharing amounts credited under the Company's Supplemental Plan for 1996 were $127,223 for Mr. Hays, $66,166 for Mr. Ludes, $38,893 for Mr. Klemann and $37,353 for Mr. Plancher.

  In order to fund the Company's obligations to provide supplemental profit-sharing benefits under the Company's Supplemental Plan as described above, the Company made contributions under the trust funding arrangements approved by stockholders at the 1993 Annual Meeting. The following contributions to the trusts are not listed in the "All Other Compensation" column for 1996 as they were made to fund these supplemental profit-sharing liabilities described in the preceding paragraph and already disclosed in the "All Other Compensation" column: $55,838 for Mr. Hays; $32,127 for Mr. Ludes; $21,894 for Mr. Klemann; and $21,650 for Mr. Plancher.

  The Company made additional contributions in 1996 to the trusts to fund its obligations for supplemental retirement benefits under the Company's Supplemental Plan to Messrs. Hays, Ludes, Klemann and Plancher. See the Pension Plan Table on page 128 for a description of the amount of these supplemental retirement benefits.

  In 1994, the Company substituted a split-dollar life insurance program for certain executive officers in lieu of the group term life insurance program under which they were previously covered. The death benefits payable on behalf of the executives under the split-dollar life insurance program, and the amount of premiums contributed by the executives, remain the same as under the group term life insurance program which had been available to all salaried employees, including executives, on the same terms and conditions. All insurance proceeds from the split-dollar life insurance program in excess of each executive's death benefit are payable to the Company, and the program is designed for the Company to recover at least its aggregate premium cost. The Company elected to prepay its share of the full premiums for the policy in two annual installments in 1994 and 1995. Additional split-dollar life insurance was obtained in 1995 for Messrs. Hays and Ludes in order to provide for the increased death benefit attributable to their 1995 salary increases with the premium for this increased insurance payable in two annual installments in 1995 and 1996. The amounts set forth in the "All Other Compensation" column for 1996 include the dollar value of insurance premiums paid by the Company for the additional split-dollar insurance for Messrs. Hays and Ludes as reduced by the projected refund to the Company on the maturity of the policy calculated on an actuarial basis as follows: $47,493 for Mr. Hays and $24,850 for Mr. Ludes.

(5) Mr. Plancher retired on February 28, 1997.

  The following table provides information on grants of stock options made in 1996:

                     OPTION GRANTS IN LAST FISCAL YEAR

                                      INDIVIDUAL GRANTS
                          ------------------------------------------
                            NUMBER OF
                            SECURITIES     % OF TOTAL
                            UNDERLYING   OPTIONS GRANTED EXERCISE OR             GRANT DATE
                             OPTIONS     TO EMPLOYEES IN BASE PRICE  EXPIRATION   PRESENT
          NAME            GRANTED (#)(1)   FISCAL YEAR     ($/SH)     DATE(2)   VALUE ($)(3)
          ----            -------------- --------------- ----------- ---------- ------------
Thomas C. Hays..........      93,000           5.2          48.75     11/18/06    663,811
John T. Ludes...........      50,000           2.8          48.75     11/18/06    356,887
Peter M. Wilson.........      30,000           1.7          48.75     11/18/06    214,132
Gilbert L. Klemann, II..      28,100           1.6          48.75     11/18/06    200,571
Robert L. Plancher......         --            --             --           --

--------
(1) All options are for shares of Company Common Stock. No stock appreciation rights ("SARs") were granted during 1996. Options are generally not exercisable until the expiration of one year from the date of grant.
(2) The 1990 Long-Term Incentive Plan (As Amended and Restated as of January 1, 1994) further provides that each option shall have a limited right ("Limited Right") which generally is exercised automatically on the date of change in control of the Company, or (if later) the day after the expiration of the six-month holding period for options not held for such six-month period by those holders subject to Section 16 of the Exchange Act. The Limited Right generally entitles the holder of the option to receive cash equal to the number of shares subject to the option multiplied by the difference between the exercise price per share and (i) the fair market value of such shares at the date of exercise of the Limited Right if the option is an incentive stock option and (ii) if the option is a nonqualified stock option, the greater of (a) the highest price per share paid for shares of Company Common Stock acquired in the change in control and (b) the highest fair market value of shares of Company Common Stock during a specified period prior to the time of exercise. The option is cancelled to the extent of the exercise of the Limited Right.
(3) Grant Date Present Value is determined using the Black-Scholes option pricing model based on the following assumptions: (a) an expected option term of five years which reflects a reduction of the actual ten year term of an option based on historical data regarding the average length of time an optionee holds the option before exercising; (b) a risk-free rate of return of 5.9%, the rate of a five year U.S. Treasury Zero Coupon Bond corresponding to the expected option term; (c) stock price volatility of 19% based on weekly high-low stock market quotations for the five years preceding the date of grant; (d) yield of 5% based on the annual dividend rate of $2.00 per share at date of grant; (e) no discount for risk of forfeiture for the named executive officers; and (f) notwithstanding the fact that these options are non-transferable, no discount for non-transferability was applied. The Grant Date Present Values set forth in the table are only theoretical values and may not accurately determine present value. The actual value, if any, to be realized by an optionee will depend on the excess of the market value of the Company Common Stock over the exercise price on the date the option is exercised. See "THE DISTRIBUTION PROPOSALS--NEW GALLAHER MANAGEMENT--Compensation of Directors and Officers."

  The following table provides information concerning exercise of stock options, alone or in tandem with SARs, made during 1996 by each of the five most highly compensated executive officers:

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR-END OPTION/SAR VALUES

                                                         NUMBER OF       VALUE OF UNEXERCISED
                                                   SECURITIES UNDERLYING     IN-THE-MONEY
                            SHARES                 UNEXERCISED OPTIONS/      OPTIONS/SARS
                          ACQUIRED ON               SARS AT FY-END (#)      AT FY-END ($)
                           EXERCISE      VALUE         EXERCISABLE/          EXERCISABLE/
          NAME              (#)(1)    REALIZED ($)     UNEXERCISABLE        UNEXERCISABLE
          ----            ----------- ------------ --------------------- --------------------
Thomas C. Hays..........     93,050    1,098,121      499,600/93,000       5,188,825/69,750
John T. Ludes...........      3,350       54,752      276,600/50,000       3,301,677/37,500
Peter M. Wilson.........      4,000       73,250      198,600/30,000       2,375,981/22,500
Gilbert L. Klemann, II..          0            0      162,750/28,100       1,467,838/21,075
Robert L. Plancher......    119,300    2,081,736      140,550/0            1,321,581/0

--------
(1) SARs permit an optionee, upon exercise of such rights and surrender of the related option or part thereof, to receive a payment equal to the excess of the fair market value (at the time of exercise) of the shares covered by such option or part thereof so surrendered over the option price of such shares. Such payment may be made in Company Common Stock (valued on the basis of the fair market value of Company Common Stock at the time of exercise), in cash, or partly in cash and partly in Company Common Stock, as the Compensation and Stock Option Committee may determine. There are no SARs outstanding for any of the named officers.

  The following table provides information concerning long-term compensation awards made during 1996 to the five most highly compensated executive officers:

             LONG-TERM INCENTIVE PLAN--AWARDS IN LAST FISCAL YEAR
                         PERFORMANCE PERIOD 1997-1999

                                                             ESTIMATED FUTURE PAYOUTS
                                                                 UNDER NON-STOCK
                          NUMBER OF SHARES,   PERFORMANCE       PRICE-BASED PLANS
                           UNITS OR OTHER   OR OTHER PERIOD  ------------------------
                               RIGHTS       UNTIL MATURATION THRESHOLD TARGET MAXIMUM
          NAME                 (#)(1)          OR PAYOUT        (#)     (#)     (#)
          ----            ----------------- ---------------- --------- ------ -------
Thomas C. Hays..........       14,600            3 yrs         7,300   14,600 21,900
John T. Ludes...........        7,800            3 yrs         3,900    7,800 11,700
Peter M. Wilson.........            0              --              0        0      0
Gilbert L. Klemann, II..        4,400            3 yrs         2,200    4,400  6,600
Robert L. Plancher......            0              --              0        0      0

--------
(1) In November 1996, performance share awards were granted for the January 1, 1997-December 31, 1999 performance period. These figures represent the number of shares that will be awarded upon attainment of the average consolidated return on equity and cumulative increase in earnings per share targets for the performance period 1997-1999.

  The number of shares of Company Common Stock to be delivered for the performance period 1997-1999 is based on the level of achievement of specified operating goals of the Company and its consolidated subsidiaries during the performance period. The target amount will be earned if 100% of the targeted average consolidated return on equity and cumulative increase in earnings per share are achieved. The threshold amount will be earned at the achievement of 83 1/3% of the targeted average consolidated return on equity and 94% of the targeted cumulative earnings per share. The maximum award amount will be earned at the achievement of 125% of the targeted average consolidated return on equity and 114% of the targeted cumulative earnings per share. In addition, cash dividend equivalents will be paid only to the extent that the performance goals are achieved.

RETIREMENT PLANS

  The following table sets forth the highest estimated annual retirement benefits payable to persons in the specified compensation and years of service classifications upon retirement at normal retirement date, assuming election of an annuity for the life of the employee only, under the plans of the Company under which executive officers of the Company would be entitled to benefits:

                              PENSION PLAN TABLE

                        ESTIMATED ANNUAL RETIREMENT BENEFITS
                    FOR REPRESENTATIVE YEARS OF CREDITED SERVICE
              ---------------------------------------------------------
REMUNERATION     10       15       20       25        30         35
------------  -------- -------- -------- -------- ---------- ----------
$  500,000    $ 75,000 $112,500 $150,000 $187,500 $  225,000 $  262,500
   600,000      90,000  135,000  180,000  225,000    270,000    315,000
   700,000     105,000  157,500  210,000  262,500    315,000    367,500
   800,000     120,000  180,000  240,000  300,000    360,000    420,000
   900,000     135,000  202,500  270,000  337,500    405,000    472,500
 1,000,000     150,000  225,000  300,000  375,000    450,000    525,000
 1,100,000     165,000  247,500  330,000  412,500    495,000    577,500
 1,200,000     180,000  270,000  360,000  450,000    540,000    630,000
 1,300,000     195,000  292,500  390,000  487,500    585,000    682,500
 1,400,000     210,000  315,000  420,000  525,000    630,000    735,000
 1,600,000     240,000  360,000  480,000  600,000    720,000    840,000
 1,800,000     270,000  405,000  540,000  675,000    810,000    945,000
 2,000,000     300,000  450,000  600,000  750,000    900,000  1,050,000
 2,200,000     330,000  495,000  660,000  825,000    990,000  1,155,000
 2,400,000     360,000  540,000  720,000  900,000  1,080,000  1,260,000

  The estimated annual retirement benefits set forth in the preceding table include any offset for Social Security benefits.

  The compensation covered by the plans under which executive officers are to receive retirement benefits includes essentially compensation that would fall under the categories of "Salary" and "Bonus" in the Summary Compensation Table shown above on page 124 averaged over the five highest consecutive years. The years of service of Messrs. Hays, Ludes and Plancher are 32, 18 and 33, respectively. Mr. Klemann, who joined the Company's employ in 1991, has a special retirement arrangement which credits him with service since 1976 in order to recognize that he devoted full time to the legal affairs of the Company from 1976 through 1990 while with the Company's outside law firm.

  The Supplemental Plan of the Company provides supplemental benefits in an amount equal to the difference between the benefits payable under the Retirement Plan and the amount that would be payable under the Company's tax qualified Retirement Plan formula in excess of the Internal Revenue Code limitation on maximum annual benefits payable from tax qualified retirement plans (currently the lesser of $125,000 and the employee's average compensation during his three highest-paid consecutive years of employment). The Supplemental Plan also provides for payments of any amount by which the Retirement Plan benefit is reduced because of the limitation contained in the Internal Revenue Code on the combination of the benefits payable thereunder and additions to the Company's tax qualified Defined Contribution Plan. The Internal Revenue Code also provides that benefits under tax qualified plans cannot be based on compensation in excess of a certain limit (currently $160,000). The Supplemental Plan provides the difference between the amount paid under the Retirement Plan and the amount that would have been paid thereunder if the $160,000 limit on compensation were not included therein. In calculating retirement benefits, no credit is given for service in excess of 35 years. The Pension Plan Table includes these Supplemental Plan benefits.

  Under the Supplemental Plan, persons employed by the Company holding the office of Vice President or a more senior office with the Company will each receive an annual benefit equal to 52 1/2% of his average compensation during the five highest-paid consecutive calendar years of employment, provided he continues in employment until the earlier of normal retirement age of 65 or completion of 35 years of service. This 52 1/2% benefit is the same as the benefit in the 35 year column of the Pension Plan Table set forth above. The benefit is reduced by 1 1/2% of such average compensation for each year that such officer retires prior to age 65 unless he has completed 35 years of service. The benefit is also reduced by benefits under the Company's Retirement Plan, the retirement plans of subsidiaries of the Company and of any prior employer. This supplemental retirement benefit covers Messrs. Hays, Ludes, Klemann and Plancher, except that the Company has an agreement with Mr. Hays pursuant to which his benefit is determined based on his average compensation during the three highest-paid consecutive calendar years of employment rather than five.

  Executive officers employed by the Company will accrue all benefits after 1995 under the Supplemental Plan rather than the Company's tax qualified Retirement Plan.

  The Company's agreement with Mr. Hays also provides him with a supplemental annual retirement benefit of 52 1/2% of his average compensation during the three highest-paid consecutive calendar years of employment if Mr. Hays becomes disabled or dies prior to normal retirement date of age 65 or if the Company terminates his employment for reasons other than cause, or Mr. Hays terminates his employment for good reason (as defined in the agreement). For purposes of determining Mr. Hays' highest three-year average earnings, his compensation at the date of his termination of employment is deemed to continue until normal retirement date. This benefit to Mr. Hays is reduced by the amount paid to him under the Company's tax qualified Retirement Plan and Supplemental Plan and the retirement plans of any affiliate of the Company.

  As noted in Note (2) under the Summary Compensation Table on page 124, Messrs. Hays, Ludes, Klemann and Plancher and certain other executive officers have established trusts to which the Company makes contributions to fund currently the Company's supplemental retirement and profit-sharing obligations. The Company also continues to maintain "rabbi" trusts with a bank for the purpose of paying its supplemental retirement and profit-sharing obligations that are not fully funded by the executives' trusts.

SEVERANCE AND EMPLOYMENT AGREEMENTS

  The Company has entered into agreements with Messrs. Hays, Ludes and Klemann to provide certain severance benefits for them in the event of their termination of employment following a change in control (as defined in the agreements) of the Company. Each agreement provides generally that if, subsequent to a change in control, the Company terminates the employment of the officer other than for disability or cause, or if the officer elects to terminate his employment for good reason, as provided in the agreement, the officer will then receive three years of base salary, three times the amounts for one year of his incentive compensation award and Defined Contribution Plan allocation (and the supplemental profit-sharing allocation under the Supplemental Plan), three additional years of service and earnings credit under the retirement plans and agreements of the Company and three additional years of coverage under the life, health, accident, disability and other employee plans of the Company, provided that if any such person is within three years of his normal retirement date, the multiplier of three is reduced for each category of payment to the number of years and portion thereof remaining prior to such date. Each agreement also provides for payment of an amount necessary to restore any benefit diminution under the agreement and the Company's 1986 Stock Option Plan and 1990 Long-Term Incentive Plan if the special excise tax imposed under Section 280G of the Internal Revenue Code is applicable. Assuming a change in control and a termination date of February 1, 1997, the amounts payable under such agreements would have been $5,812,613, $3,350,482, and $2,145,764 for Messrs. Hays, Ludes and Klemann, respectively. The Company has established "rabbi" trusts with a bank for the purpose of paying these amounts. The foregoing amounts do not include the three additional years of service and earnings credit under retirement plans and agreements or the three additional years of coverage under life, health, accident, disability and other employee plans to which the foregoing persons would be entitled. Upon termination of employment following a change in control, the executive would also be entitled to retain his split-dollar life insurance policy in order to provide the death benefit with any insurance proceeds after death in excess of the death benefit to be returned to the Company. The amounts payable are reduced by any amounts payable under the agreements referred to in the succeeding paragraph providing severance benefits after termination of employment without regard to a change in control.

  The Company has also entered into agreements with Messrs. Hays, Ludes and Klemann to provide severance benefits without regard to a change in control if the Company terminates the employment of the officer for reasons other than for disability or cause. The Company will also provide the severance benefits to Mr. Hays if he terminates his employment for good reason as provided in the agreement. The severance agreements provide the same benefits as those described in the preceding paragraph for a termination of employment following a change in control except that the multiplier is three in the case of Mr. Hays and two in the case of Messrs. Ludes and Klemann. Assuming a termination of employment on February 1, 1997, the amounts payable under the severance agreements, which would represent their base salary, Article XII award and Defined Contribution Plan allocation (and the supplemental profit-sharing allocation under the Company's Supplemental Plan), would have been $5,812,613, $2,233,655 and $1,430,510 for Messrs. Hays, Ludes and Klemann, respectively. The foregoing amounts do not include the additional years of service and earnings credit under retirement plans and agreements or the additional years of coverage under life, health, accident, disability and other employee plans to which the foregoing persons would be entitled.

  Gallaher Limited had an agreement with Mr. Wilson which provided, among other things, for his employment by Gallaher Limited at a salary rate for 1996 of (Pounds)344,500 and for reimbursement of all reasonable expenses incurred by him in the performance of his duties under the agreement. The agreement was terminable by Gallaher Limited upon three years' written notice. The agreement also provided that in the event the employment of Mr. Wilson was terminated, or Mr. Wilson elected to terminate his employment for good reason, after a change in control of the Company or Gallaher Limited, he was to receive up to three times his salary, incentive compensation and certain benefits. See "THE DISTRIBUTION PROPOSALS--NEW GALLAHER MANAGEMENT--Compensation of Directors and Officers" for a description of the new agreement for Mr. Wilson in effect for 1997. This new agreement will be in effect even if the Distribution is not approved.

DIRECTOR COMPENSATION

  Each director who is not an officer or employee of the Company or one of its subsidiaries receives an annual fee of $35,000 for services as a director and an additional $15,000 for committee service for an aggregate cash fee of $50,000. Two non-employee directors each receive an additional $15,000 for service on the Executive Committee. The Company has agreements with Messrs. Anderson and Lohman to defer payment of the fees to which they are entitled as directors, including any fees for committee service. Interest on the deferred amounts is accrued quarterly based on the average quarterly treasury bill rate. During 1996, the Company also paid the cost of group life insurance coverage for directors who were not officers or employees of the Company in an amount not in excess of $3,000 for each director, except for Mr. Kelley, for whom the cost was $6,852. Directors who are not officers or employees of the Company are also covered under the Company's matching gift program whereby the Company will make a 200% match of gifts totaling up to $15,000 by the director to an eligible charitable or educational institution.

  Each director who is not an officer or employee of the Company or one of its subsidiaries is also paid 300 shares of Company Common Stock each year under the Company's Stock Plan for Non-employee Directors which was approved by the stockholders at the 1995 Annual Meeting. The amount of 300 shares will be increased if the Distribution is consummated pursuant to the antidilution provisions of the Plan and such increase will be based on a comparison of the trading prices of Company Common Stock prior to the Distribution and Fortune Brands Common Stock subsequent to the Distribution. The Company has an agreement with Mr. Lohman to defer payment of these shares. While receipt of the shares is deferred, dividends that would have been paid with respect to such shares had receipt thereof not been deferred are also deferred and will accrue interest quarterly from the respective dates such dividends would have been paid at a rate equal to the average quarterly treasury bill rate. Directors who are not officers or employees of the Company or one of its subsidiaries are covered while on Company business by the business travel accident insurance policy which covers employees of the Company generally.

  Each director who is not an officer or employee of the Company or one of its subsidiaries who voluntarily retires or decides not to stand for reelection as a director will receive an annual retirement benefit equal to the annual director's fee (exclusive of fees for committee service and fees for service on boards of directors of subsidiaries) in effect at the time of retirement to be paid for the number of years equal to such director's full years of service. Such benefit is payable beginning in the year in which such director retires or attains age 65, whichever occurs later, and continues to be payable to the director's beneficiary in the event of the director's death until all such payments have been made. The benefit is also payable to the director's beneficiary if the director dies prior to retirement after having completed at least three years of service. The new Non-Employee Director Stock Option Plan is being proposed as a substitute for this retirement program. If the Non-Employee Director Stock Option Plan is adopted, new non-employee directors will not be eligible to receive the retirement benefit and the current non-employee directors will have the choice to elect to continue to accrue retirement benefits or elect to cease to accrue such benefits and, in lieu of future accruals, to receive an annual option grant under the Non-Employee Director Stock Option Plan. See Item 6, "APPROVAL OF THE AMERICAN BRANDS, INC. NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN."

  Each director who is not an officer or employee of the Company is covered under the Company's charitable award program for non-employee directors. Under the program, the Company will make future contributions of up to $500,000 for each such director to charitable, educational or other qualified organizations designated by the director. The contribution would be made after the death of the director and the Company's obligation is funded by Company owned life insurance policies. Mr. Wilson will not participate in the charitable award program.

REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE ON EXECUTIVE
COMPENSATION

  The Company's executive compensation program assists the Company in attracting, motivating and retaining the executive resources that it needs in order to maximize its return to stockholders.

  Toward that end, the program provides:

    . competitive levels of salary and total compensation

    . annual incentive compensation that varies with the annual financial performance of the Company and its various operating companies

    . long-term incentive compensation to reward long-term financial performance.

  The Company provides levels of total compensation for executive officers that are competitive with compensation for executives with comparable responsibilities in corporations of similar size. The competitive information is derived from a variety of sources, principally surveys conducted by Towers Perrin, the outside consultants of the Compensation and Stock Option Committee (the "Committee"), and Management Compensation Services, a division of Hewitt Associates, of compensation awarded by over 200 large, publicly-held corporations with revenues in excess of $2 billion participating in the surveys (the "survey group"). Most of the companies in the survey group are in the S&P 500 and some are in the Peer Group index described on page 136. The Committee relies on a broad array of companies for comparative analysis of executive compensation because the Committee believes that the Company's competitors for executive talent are more varied than the Peer Group chosen for comparing stockholder return in the Performance Graph on page 135.

  The Company's executive compensation program consists of three basic elements--base salaries, annual incentive bonuses and long-term incentives. The long-term incentive plans covering the Company's executive officers are designed to ensure that incentive compensation varies based on the profitability of the Company and its various operating companies and on the performance of the Company Common Stock. In addition, these plans provide the flexibility to reward executives based on their individual performance.

 Committee Responsibilities

  The Company's By-laws require that the salaries of officers employed by the Company and having the offices of Vice President and above be fixed by the Committee. The Committee also has the authority to allot to executive officers a portion of the incentive compensation available for allotment under Article XII of the Company's By-laws. In addition, the Committee grants awards to executive officers and certain other officers under the Company's 1990 Long-Term Incentive Plan, which as described below generally consisted in 1996 of stock options and performance share awards. The Committee also reviews the design of the Company's executive compensation programs, assesses their competitiveness and effectiveness and makes recommendations with respect to them. The Committee reviewed the salary of Mr. Peter M. Wilson prior to formal approval of his salary by the Board of Directors of Gallaher Limited.

  Each of the elements of the program is described in the report below, including a discussion of the specific actions taken by the Committee with respect to the Chief Executive Officer and the other executive officers for 1996.

 Base Salaries

  In determining salary adjustments for the Chief Executive Officer and other executive officers employed by the Company for 1996, the Committee sought to maintain salary levels that were comparable with the median level of the survey group. The salary increase for the Chief Executive Officer and, except as noted below, for other executive officers employed by the Company for 1996 was 4.5%. This placed the Chief Executive Officer at the median level of the survey group but was somewhat below the 5% average salary increase for the survey group. Mr. John T. Ludes, who was promoted to President and Chief Operating Officer in 1995, received a market adjustment salary increase of 15% and another executive officer received a market adjustment salary increase of 6.7%. Two other executive officers who were promoted effective January 1, 1996 also received promotional increases. After giving effect to these promotional and other increases, the salary levels of the executive officers employed by the Company were on average 5% above the median of the survey group. The 1996 salary increase of Mr. Peter M. Wilson, an executive officer of the Company employed by its subsidiary, Gallaher Limited, was also 4.5%.

 Annual Incentive Bonuses

  Article XII of the By-laws of the Company as approved by stockholders provides for payment of incentive compensation to members of the Management Group (defined pursuant to Article XII), including executive officers. An amount equal to 1/2 of 1% of adjusted income from continuing operations (as defined in Article XII) is made available for allotment annually if a cash dividend has been paid on the Common Stock of the Company. Of the amount available for incentive compensation, 18% is allotted to the Chief Executive Officer and the remainder is available to the Management Group on the following basis: 30% of the total amount available is allotted by Article XII to the members of the Management Group in proportion to their salaries, and the balance may be allotted by the Committee, entirely at the Committee's discretion, as to amounts and individuals. The Committee has the authority to reduce the amount of any allotment to the Chief Executive Officer or a member of the Management Group. In determining the manner of allocating the amount made available for allotment to individual executive officers employed by the Company other than the Chief Executive Officer for 1996, the Committee decided that 75% of such award should be based on corporate earnings performance and 25% on the attainment of individual objectives. Payments are made in cash as soon as practicable after determination of the amount available. The total amount of the 1996 Article XII awards to eligible officers, including executive officers, was $3,081,353 as compared with $4,577,519 which was permitted to be awarded under the Article XII formula.

  Mr. Wilson participated in an incentive compensation plan for key employees of Gallaher Limited. Under such plan, an amount equal to 0.387% of consolidated profits before tax (as defined in such plan) is made available for allotment annually. Of the amount made available for incentive compensation, 18.5% is allotted to the Chairman of Gallaher Limited. The Committee has reviewed, and the Board of Directors of Gallaher Limited has approved, revised compensation arrangements for Mr. Wilson and other officers of Gallaher effective January 1, 1997. The changes are for the purpose of adjusting the salary and annual bonus components of cash compensation in order to more closely conform to typical practice in the U.K. as recommended by Towers Perrin. The changes will result in the salary component being a greater portion of total current pay and the bonus component being a lesser portion of total current pay. The revised Gallaher incentive compensation plan will result in 0.195% of consolidated profits before tax being made available for allotment annually with 21.5% of such available amount being allocated to the Chairman of Gallaher.

  In connection with the spin-off of Gallaher Limited, the Committee has recommended the implementation of a new annual incentive bonus program to take the place of Article XII (see Item 2, "THE DISTRIBUTION PROPOSALS--APPROVAL OF AN AMENDMENT TO THE COMPANY'S BY-LAWS TO REPEAL THE ANNUAL EXECUTIVE INCENTIVE COMPENSATION PROGRAM SET FORTH THEREIN AND APPROVAL OF THE FORTUNE BRANDS, INC. ANNUAL EXECUTIVE INCENTIVE COMPENSATION PLAN").

 Other Considerations with Respect to the Chief Executive Officer's
Compensation

  As adjusted income from continuing operations increased 1.4% during 1996 as compared with 1995, the annual incentive compensation for Mr. Thomas C. Hays as Chief Executive Officer under Article XII increased 1.4% from the 1995 annual incentive compensation. This portion of his compensation is based strictly on a stockholder-approved formula related to the pre-tax earnings performance of the Company as explained under Annual Incentive Bonuses above.

 Long-Term Incentives

  Under the Company's 1990 Long-Term Incentive Plan, the Committee can grant to key employees of the Company and its subsidiaries a variety of long-term incentives, including nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, performance awards, dividend equivalents and other stock-based incentives. During 1996, the Committee granted performance share awards, incentive stock options and nonqualified stock options to executive officers of the Company.

  The Committee intends that stock options and performance awards serve as a significant piece of the executives' total compensation package, and thus they are granted in consideration of present and anticipated performance, as well as past performance. Annual and long-term incentives make up the major portion of the total compensation of executive officers. Moreover, the stock options and performance awards offer the executive officers significant long-term incentives to increase their efforts on behalf of the Company and its subsidiaries, to focus managerial efforts on enhancing stockholder value and to align the interests of the executives with the stockholders. As indicated above, the Committee's compensation philosophy is to have long-term incentives that pay more for superior performance and less if performance does not achieve that level. The Committee, in making its determinations with respect to stock option and performance award grants to the individual senior executives was guided by the percentage of the individual's base salary that the estimated value of the stock options and performance award would comprise. The Committee sets the percentage of base salary that the long-term incentive would represent at a level based on a comparison to the value of long-term incentives awarded to similarly-compensated executives in the survey group, based on the outside consultants' survey of competitive practice regarding the percentage of base salary represented by long-term incentives. The Committee used an option pricing valuation method for purposes of making such comparison. The grants are designed so that stock options comprise 60% of the long-term incentive grant and performance awards comprise 40% thereof. These grants continue the Committee's practice of providing executive officers with annual long-term incentive grants that are at competitive levels as recommended by Towers Perrin, the Committee's outside consultants.

  In determining the level of grants for the executive officers, the Committee considered several factors in its subjective judgment without any of these factors being weighted greater than any other: first, that the Company and its subsidiaries comprised a large and diverse organization with over 100 operating subsidiaries in five highly competitive industries doing business on a worldwide basis; second, the complex task facing the executive officers in managing and furthering the performance, growth and prospects of such an organization; and third, the high level of performance and results achieved by the Company and its subsidiaries in recent years, particularly during a time when extremely difficult economic conditions have been adversely affecting principal markets in which many of the businesses operate, as well as the steps taken by the executive officers to enhance stockholder value.

  In November 1996 the Committee granted performance share awards for the 1997 to 1999 performance period as well as stock options. The options have an exercise price of not less than fair market value of the stock on the date of grant. The options generally become exercisable one year from the date of grant, and expire 10 years from the date of grant. Benefits to an executive officer from stock options will be realized only in the event of an increase in the market value of the Company Common Stock.

  The performance share awards for the 1997 to 1999 performance period are contingent upon the achievement by the Company and its subsidiaries of specified average return on equity and cumulative earnings per share targets over the performance period 1997 to 1999. The target number of shares of Company Common Stock will be earned if 100% of the targeted consolidated return on equity and cumulative earnings per share are achieved. Fifty percent of the target amount will be earned at the achievement of 83 1/3% of the targeted average consolidated return on equity and 94% of the targeted cumulative earnings per share. The maximum award of 150% of the target amount will be earned at the achievement of 125% of the targeted average consolidated return on equity and 114% of the targeted cumulative earnings per share. The performance share award grant when aggregated with the stock option grant to the Chief Executive Officer placed him at the 43rd percentile of the survey group while the performance award and stock option grants to all executive officers were at the 48th percentile of the survey group. The performance share awards for this 1997 to 1999 performance period are designed to provide a maximum share payment only if the Company's return on equity and earnings per share increase was among that achieved by the top 20% of companies comprising the Standard & Poor's 500 in recent years. In addition, the recipients of these performance awards will receive cash dividend equivalents at the time of payment of the performance shares equal to the cash dividends that would have been paid on the shares had the recipient owned the shares during the performance period.

  The Internal Revenue Code limits the allowable tax deduction that may be taken by the Company for compensation paid to the Chief Executive Officer and the four other highest paid executive officers required to be named in the Summary Compensation Table. The limit is $1 million per executive per year, provided that compensation payable solely on account of the attainment of performance goals is excluded from the limitation. It is the Committee's intent to qualify to the extent practicable the annual incentive bonus and stock options and performance awards under the 1990 Long-Term Incentive Plan as performance based compensation in order that these elements of compensation may qualify for the exclusion from the $1 million limit.

                                          Compensation and Stock Option
                                           Committee

                                          Gordon R. Lohman, Chairman
                                          Eugene R. Anderson
                                          John W. Johnstone, Jr.
                                          Sidney Kirschner
                                          Charles H. Pistor, Jr.

                                                              December 31, 1996

  The following individuals, who were executive officers of the Company during 1996, served as members of the Board of Directors of Gallaher Limited, a subsidiary of the Company, and participated in setting compensation for Mr. Peter M. Wilson, Chairman and Chief Executive of Gallaher Limited, who was also an executive officer and director of the Company during 1996, and have signed this Report for this purpose.

                                          Thomas C. Hays
                                          John T. Ludes
                                          Robert L. Plancher
                                          Dudley L. Bauerlein, Jr.

                                                              December 31, 1996

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  As members of the Board of Directors of Gallaher Limited, a subsidiary of the Company, Messrs. Thomas C. Hays, John T. Ludes, Robert L. Plancher and Dudley L. Bauerlein, Jr., who are executive officers of the Company, participated in setting compensation for Mr. Peter M. Wilson, the Chairman and Chief Executive of Gallaher Limited, who was also an executive officer and director of the Company during 1996. None of these individuals is a member of the Compensation and Stock Option Committee of the Company. The members of the Compensation and Stock Option Committee of the Company are set forth above.

                 AMERICAN BRANDS, INC. STOCK PRICE PERFORMANCE
                         (WITH DIVIDEND REINVESTMENT)

                AMB        S&P500 INDEX        1996 PEER GROUP INDEX*
12/31/91        100        100                 100
92              93.8       107.6               132.1
93              81.7       118.5               149.8
94              97.7       120                 131.8
95              121.6      165.1               167.2
96              141.8      203.1               177.4


--------
* Excludes American Brands, Inc.

 Peer Group Index

  The Peer Group is composed of publicly traded companies in industry segments corresponding to the Company's current five core businesses: the Tobacco segment is composed of B.A.T (Hanson PLC has been deleted because it is no longer in the tobacco business and B.A.T has been added in its place); the Distilled Spirits segment is composed of Brown-Forman Corporation, The Seagram Company, Ltd., Allied Domecq PLC, Grand Metropolitan PLC and Guinness PLC; the Hardware and Home Improvement segment is composed of Masco Corporation, The Black & Decker Corporation, Newell Co. and The Stanley Works; the Office Products segment is composed of Hunt Manufacturing Co., General Binding Corporation, Rubbermaid Incorporated and Avery Dennison Corporation; and the Golf and Leisure segment is composed of The Arnold Palmer Golf Company, formerly known as ProGroup, Inc., Salomon S.A. and Brunswick Corporation.

  The weighted average total return of the entire Peer Group, for each year, is calculated as follows: (1) the total return of each Peer Group member is calculated by dividing the change in market value of a share of its common stock, assuming periodic dividend reinvestment, by the cumulative value of a share of its common stock at the beginning of the year; (2) each Peer Group member's total return is then weighted within its industry segment based on its market capitalization at the beginning of the year, relative to the market capitalization of the entire segment, and the sum of such weighted returns results in a weighted average total return for that segment; and (3) each segment's weighted average total return is then weighted based on the percentage of sales, excluding excise taxes, of that segment of the Company for the year, as compared with total Company sales, excluding excise taxes, and the sum of such weighted returns results in a weighted average total return for the entire Peer Group.

  The Peer Group Index reflects the weighted average total return for the entire Peer Group calculated for the five year period from a base of 100.

  The Report of the Compensation and Stock Option Committee on Executive Compensation and the American Brands, Inc. Stock Price Performance graph shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulation 14A or 14C of the Regulations of the SEC under the Exchange Act, or to the liabilities of Section 18 of the Exchange Act.

ITEM 5

                      ELECTION OF INDEPENDENT ACCOUNTANTS

  The Company Board recommends that the stockholders elect Coopers & Lybrand L.L.P. as independent accountants for the Company for the year 1997. In line with this recommendation the Company Board intends to introduce at the forthcoming Annual Meeting the following resolution (designated herein as Item
5):

       "RESOLVED, that Coopers & Lybrand L.L.P. be and they are hereby elected independent accountants for the Company for the year 1997."

  In accordance with the Company's practice, a member of Coopers & Lybrand L.L.P. will attend the Annual Meeting to make a statement if he desires to do so and to respond to any appropriate questions that may be asked by stockholders.

  THE COMPANY BOARD RECOMMENDS THAT YOU VOTE FOR ITEM 5.

ITEM 6

                     APPROVAL OF THE AMERICAN BRANDS, INC.
                    NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

  On January 28, 1997, the Company Board adopted the American Brands, Inc. Non-Employee Director Stock Option Plan (the "Non-Employee Director Plan"), subject to approval by the stockholders of the Non-Employee

Director Plan, to provide for the granting to non-employee directors through December 31, 2001 of an annual grant of an option to purchase 2,000 shares of Company Common Stock. Under the Non-Employee Director Plan, awards may be made covering up to 125,000 shares of Company Common Stock. These amounts are subject to adjustment for stock splits, stock dividends and similar events.

  The Board believes that the Non-Employee Director Plan will aid the Company in attracting and retaining non-employee directors of outstanding ability by making it possible to offer them the opportunity to acquire shares of Company Common Stock and thereby further align their interests with those of other stockholders of the Company. Accordingly, the Company Board has adopted the Non-Employee Director Plan and recommends its approval by stockholders.

SUMMARY OF THE NON-EMPLOYEE DIRECTOR PLAN

  The Non-Employee Director Plan is set forth in full in Annex C, and the description of the Non-Employee Director Plan which appears below is qualified in its entirety by reference thereto.

  The Non-Employee Director Plan will be administered by the Nominating and Corporate Governance Committee (the "Nominating Committee") appointed by the Company Board and consisting of at least two members of the Company Board. The members of the Nominating Committee are intended to qualify as "non-employee" directors under Rule 16b-3 promulgated under Section 16 of the Exchange Act. The Nominating Committee has the power and authority to administer, enforce and interpret the Non-Employee Director Plan, to make rules for carrying it out and to make changes in such rules.

 Eligibility

  In order to participate in the Non-Employee Director Plan, a person must become a member of the Company Board after the date of adoption of the Non-Employee Director Plan by the stockholders of the Company and must not at the time of receipt of an option under the Non-Employee Director Plan be a full-time employee of the Company or one of its subsidiaries. Any current director of the Company who is not a full-time employee of the Company or one of its subsidiaries who irrevocably elects to cease to accrue future benefits under the Company's retirement benefit plan for non-employee directors so long as the Company maintains the Non-Employee Director Plan or a successor plan is also eligible to participate in the Non-Employee Director Plan as well as any current or future director of the Company who ceases to serve as an employee of the Company or one of its subsidiaries and to whom the Nominating Committee determines in its sole discretion to grant options. All eligible participants are referred to herein as "Eligible Directors."

 Stock Options

  The Non-Employee Director Plan authorizes only the granting of options which do not qualify as incentive stock options under the Internal Revenue Code to purchase shares of Common Stock.

  Under the Non-Employee Director Plan (a) the option price per share shall not be less than fair market value at the time of grant, (b) an option will not become exercisable until the holder shall have remained a director of the Company for at least one year after the date of grant (subject to limited exceptions specified in the Non-Employee Director Plan) and may be exercised for ten years from the date of grant unless an earlier expiration date is stated in the option agreement, provided that an option may be exercised within one year from the date of death even though such one-year period extends beyond the ten-year term, and (c) payment in full of the option price must be made upon exercise of each option, either in cash or shares of Company Common Stock with a fair market value equal to the option price (provided such shares have been held at least one year by the participant) or by a combination of cash and such shares having an aggregate value equal to the option price. The Nominating Committee may permit holders simultaneously to exercise options and sell the shares of Company Common Stock thereby acquired pursuant to a brokerage or similar arrangement, approved in advance by the Nominating Committee, and use the proceeds from such sale as payment of the purchase price of such shares and to pay applicable tax withholding.

  If a person's status as an Eligible Director ceases other than by reason of death, disability or retirement from service as a member of the Company Board after five or more years of service as an Eligible Director ("Retirement"), the option shall terminate and cease to be exercisable 30 days after such cessation of service except in the event of a Change in Control (as defined below). If a person's status as an Eligible Director ceases by reason of death, disability or Retirement, the option will continue to be exercisable until the expiration date set forth in the option agreement, provided that an option may be exercised within one year from the date of death even though beyond such expiration date.

  The Non-Employee Director Plan provides that each option shall have a limited right ("Limited Right") which is automatically exercised on the date of a Change in Control, or a later date determined by the Nominating Committee prior to a Change in Control, unless the Nominating Committee determines at the time of grant or at any time thereafter but prior to the Change in Control that the Limited Right shall not be automatically exercised. In the event that the Limited Right is not automatically exercised, the holder may during the 60-day period beginning on the date of the Change in Control (the "Limited Right Exercise Period"), in lieu of exercising the option, exercise the Limited Right relating thereto. The Limited Right entitles the holder of the option to receive cash equal to the number of shares subject to the option multiplied by the difference between the exercise price per share and the greater of (a) the highest price per share paid for shares of Company Common Stock acquired in the "Change in Control" and (b) the highest fair market value of shares of Company Common Stock during the Limited Right Exercise Period prior to the date of exercise. The option will be canceled to the extent of the exercise of a Limited Right whether automatic or by the holder of the option. To the extent that a Limited Right is not automatically exercised or exercised by the holder, the holder may exercise the option during the Limited Right Exercise Period as described under "Change in Control" below.

 Other Terms and Conditions

  The Non-Employee Director Plan provides that no options may be granted after December 31, 2001, but that the terms of options granted on or before December 31, 2001 may extend beyond such date. Any shares that have been made subject to an option that cease to be subject to the option (other than by reason of exercise or payment of the option) shall again be available for grant. The Non-Employee Director Plan also provides that no option or portion thereof shall be transferable by the participant (except as a gift to immediate family members and trusts for the benefit of immediate family members, if permitted in the agreement governing the terms of the option) otherwise than by will or the laws of descent and distribution.

 Change in Control

  In the event of a Change in Control of the Company, the Non-Employee Director Plan provides that (a) each option shall become immediately exercisable; (b) if a holder's status as a member of the Company Board is terminated following a Change in Control, the options and related Limited Rights shall be exercisable during the Limited Right Exercise Period applicable to such option; and (c) Limited Rights shall be automatically exercised or become exercisable as described above under "Stock Options".

  A "Change in Control" is defined in the Non-Employee Director Plan to have occurred upon (a) the acquisition by a person or group of beneficial ownership of more than 20% of the outstanding voting stock of the Company, (b) a majority of the Company Board ceasing to be continuing directors (as defined in the Non-Employee Director Plan), (c) a merger, consolidation or sale of substantially all the assets of the Company in a transaction in which the Company's stockholders immediately prior to the transaction do not have at least 50% of the voting power of the surviving, resulting or transferee entity or following which any person or group has beneficial ownership of more than 20% of the voting power of the surviving, resulting or transferee entity or
(d) the occurrence of any other event reportable by the Company as a change in control in a filing with the SEC on Form 8-K. The definition does, however, exclude (i) acquisitions of stock that would otherwise constitute a change in control made by the Company or an employee benefit plan (or related trust) sponsored or maintained by the Company and (ii) a merger or consolidation with a corporation that does not trigger the change in control provisions.

 Amendment and Termination

  The Company Board has the power, in its discretion, to amend the Non-Employee Director Plan at any time. It does not have the power, however, except as may be otherwise provided in the Non-Employee Director Plan, to (a) increase the maximum number of shares authorized for issuance pursuant to the Non-Employee Director Plan, (b) change the class of eligible recipients to other than Eligible Directors, (c) reduce the basis upon which any minimum stock option price is determined, (d) extend the period within which awards under the Non-Employee Director Plan may be granted beyond December 31, 2001 or (e) provide for a stock option exercisable more than ten years from the date of grant, except in the event of death. In addition, the Company Board does not have the power to change the terms of any previously-granted option in a manner that would adversely affect the rights of the holder thereof without the consent of such holder, except to the extent provided in the Non-Employee Director Plan or contained in the terms of the option.

  The Company Board may suspend or terminate the Non-Employee Director Plan at any time. No such suspension or termination, however, shall affect options then in effect.

FEDERAL INCOME TAX CONSEQUENCES

  The grant of an option will not result in any immediate tax consequence to the Company or the holder. Upon exercise of an option, the holder will realize ordinary income in an amount equal to the fair market value of the stock at the time of exercise over the option price, and the Company will generally be entitled to a deduction in the same amount.

RESOLUTION CONSTITUTING ITEM 6

  The resolution (designated herein as Item 6) to approve the Non-Employee Director Stock Option Plan is as follows:

       "RESOLVED, that, as conditionally adopted by the Board of Directors, the American Brands, Inc. Non-Employee Director Stock Option Plan submitted to this Annual Meeting and as shown in Annex C to the proxy statement accompanying the notice of this Annual Meeting be and it is hereby approved for 1997 and subsequent years."

  THE COMPANY BOARD RECOMMENDS THAT YOU VOTE FOR ITEM 6.

ITEM 7

     RESOLUTION REQUESTING ELIMINATION OF ELECTION OF DIRECTORS BY CLASSES

  The Company is informed that John J. Gilbert, whose address is 29 East 64th Street, New York, New York 10021-7043, a record holder of 400 shares of Company Common Stock and claiming an additional family interest of 1,200 shares, intends to introduce at the Annual Meeting the following resolution (designated herein as Item 7):

       "RESOLVED: That the stockholders of American Brands, Inc., assembled in annual meeting in person and by proxy, hereby request that the Board of Directors take the needed steps to provide that at future elections of directors new directors be elected annually and not by classes as is now provided and that on expiration of present terms of directors their subsequent election shall also be on an annual basis."

  The proponent has furnished the following statement setting forth the reasons advanced in support of the proposal:

  "Continued very strong support along the lines we suggest were shown at the last annual meeting when 39.7%, an increase over the previous year, 4,529 owners of 54,359,487 shares, were cast in favor of this proposal. The vote against included 8,937 unmarked proxies.

  "ARCO to its credit, voluntarily ended theirs stating that when a very high percentage (34.6%) desired it to be changed to an annual election it was reason enough for them to change it. Several other companies have also followed suit such as: Pacific Enterprises, Katy Industries, Hanover Direct and others. Ameritech is one of the latest to end theirs.

  "A few years ago my resolution on the subject was withdrawn when the Westinghouse directors agreed to end their stagger system. At the Lockheed-Martin merger the stagger system was ended and also at a special meeting of First Commerce Corporation in 1995. Further, Allegheny Power System tried to put in a stagger system, as well as take away cumulative voting, and the stockholders defeated it, showing stockholders are interested in their rights.

  "Because of the normal need to find new directors and because of environmental problems and the avalanche of derivative losses and many groups desiring to have directors who are qualified on the subjects, we think that ending the stagger system of electing directors is the answer. Some recommendations have been made to carry out the CERES 10 points. The 11th, in our opinion, should be to end the stagger system of electing directors and to have cumulative voting.

  "Equitable Life Insurance Company, which is now called Equitable Companies, converted from a policy owned company to a public stockholder meeting. Thanks to AXA, the controlling French insurance company not wanting it, they now do not have a staggered board.

  "Orange and Rockland Utility Company had a terrible time with the stagger system and its 80% clause to recall a director. The chairman was involved in a scandal affecting the company. Not having enough votes the meeting to get rid of the chairman had to be adjourned. Finally, at the adjourned meeting enough votes were counted to recall him.

  "If you agree, please mark your proxy for this resolution; otherwise it is automatically cast against it, unless you have marked to abstain."

COMPANY BOARD STATEMENT ON ITEM 7

  Under the Delaware Code, the State in which the Company is incorporated, the change contemplated by the proposal would require an amendment to the Company Certificate which must first be approved by the Company Board and then submitted to a vote of the stockholders. A vote in favor of Item 7, therefore, would constitute a request that the Board initiate this amendment. The Company Board does not believe, however, that such an amendment would be in the best interests of the Company or its stockholders.

  In 1986, the stockholders approved an amendment to the Company Certificate to provide for the current division of the Company Board by class, with one class elected each year for a three-year term. Fully 86.9% of the votes cast with respect to that proposal were cast in its favor.

  The Company Board believes that a classified board enables the Company to plan for a reasonable period into the future and thereby provide for continuity of corporate policies. The Company Board also believes that flexibility is achieved by the election of one-third of the directors annually, while stability is retained because a majority of the directors at all times will have had prior experience in the management of the Company's business. In addition, the classified Company Board would preclude the immediate removal of all incumbent directors by a person seeking a change in control of the Company and thereby would benefit all of the Company's stockholders as the incumbent directors would then be in a position to act to protect the stockholders' value in the Company. Surveys of corporate board structures conducted by certain organizations independent of the Company have shown that more than half of the corporations included in the surveys maintain classified boards.

For the foregoing reasons, the Company Board believes that the amendment contemplated by Item 7 is not in the best interests of the Company. Resolutions substantially similar to Item 7 were rejected by the stockholders at each Annual Meeting from 1989 through 1996.

  THE COMPANY BOARD RECOMMENDS THAT YOU VOTE AGAINST ITEM 7.

ITEM 8

                RESOLUTION REQUESTING A REPORT WITH RESPECT TO
                THE GLASS CEILING COMMISSION'S RECOMMENDATIONS

  The Company is informed that the Mercy Health Services, whose address and stock ownership will be furnished by the Company promptly upon receipt of any oral or written request therefor, intends to introduce at the Annual Meeting the following resolution (designated herein as Item 8):

  "The term 'glass ceiling' was first used in a 1986 Wall Street Journal article to describe an artificial barrier to the advancement of women to corporate management positions. Senator Robert Dole introduced the Glass Ceiling Act, as part of Title II of the Civil Rights Act of 1991. President Bush signed the 1991 Civil Rights Act and established the 21 bi-partisan Glass Ceiling Commission. The Commission was charged with preparing recommendations for the President and corporate leaders on the Glass Ceiling issue.

  "In 1991 Secretary of Labor Lynn Martin completed the Glass Ceiling Initiative report. Senator Dole praised the report stating this 'confirm
  (s) what many of us have suspected all along--the existence of invisible, artificial barriers blocking women and minorities from advancing up the corporate ladder to management and executive level positions' and 'for this Senator, the issue boils down to ensuring equal access and equal opportunity.'

  "Secretary of Labor and Chairperson of the Glass Ceiling Robert Reich states, 'The glass ceiling is not only an egregious denial of social justice that affects two-thirds of the population, but a serious economic problem that takes a huge financial toll on American business.' And '. . . we need to attract and retain the best, most flexible workers and leaders available, for all levels of the organization.'

  "The stated vision of the bi-partisan Glass Ceiling Commission is 'a national corporate leadership fully aware that shifting demographics and economic restructuring make diversity at management and decision making levels a prerequisite for the long-term success of the United States in domestic and global market places'. The report revealed that women made up 45.7% of the total workforce and were awarded over half of all Master degrees, yet 95% of senior-level managers remain men. Women today earn about $.72 for every dollar earned by men.

  "The Glass Ceiling report confirms inclusiveness in the workplace has a positive impact on the bottom line. A 1993 study of Standard and Poor 500 companies revealed, '. . . firms that succeed in shattering their own glass ceiling racked up stock-market records that were nearly 2 1/2 times better than otherwise-comparable companies.'

  "We believe that top management positions should more closely reflect the people in the workforce and marketplace if our company is going to remain competitive in the future.

  "THEREFORE BE IT RESOLVED: the shareholders request the board of directors prepare a report, at reasonable cost and excluding confidential information, available to shareholders by the fall of 1997 on our progress in response to the Glass Ceiling Commission's business recommendations including a review of:

  1. Plans of the CEO and Board to address the glass ceiling issue.

  2. Steps the company has taken to use the Glass Ceiling's Report and managements recommendation flowing from it.

  3. Company-wide policies addressing leadership development, employee mentoring, workforce diversity initiatives and family friendly programs.

  4. An explanation of how executive compensation packages and performance evaluations include executives efforts in breaking the glass ceiling.

  5. A chart of senior management broken down by gender and race."

COMPANY BOARD STATEMENT ON ITEM 8

  The Company firmly supports diversity in the workplace, as evidenced by its policies and programs. The Company long has been and will continue to be strongly committed to the principle of equal employment opportunity. The policy of the Company opposing all forms of discrimination has been clearly stated. The policy of the Company and each of its subsidiaries is to comply fully with the spirit and letter of federal, state and local anti-discrimination laws. Nondiscriminatory and equal employment opportunity is to be provided for all qualified applicants and employees in all personnel actions, including recruiting, job assignment, training and educational opportunity, promotion, layoff and compensation and benefits.

  The Company has already considered the principles set forth by the Glass Ceiling Commission and a Company committee, which includes members of the Company Board, reviews various policies and programs of the Company that support the goal of diversity. This committee also considers workforce issues relating to the effective utilization of, and opportunities for, women and minorities. Among the matters considered by such committee has been information contained in the March 1995 Glass Ceiling Commission fact-finding report, "Good for Business: Making Full Use of the Nation's Human Capital".

  The final report of the Glass Ceiling Commission, "A Solid Investment:
Making Full Use of the Nation's Capital," was issued in 1995. Many of the recommendations in the final report involved considerable controversy within the Glass Ceiling Commission itself. For example, on the issue of disclosure of diversity data, a number of commissioners believed that issues of privacy and corporate trade secrets dictated against such disclosure. The report requested by this proposal would result in the public dissemination of such confidential information.

  The Company believes that the reports and publicity requested by this proposal would not enhance its commitment to equal employment opportunity and creating a diverse workplace. The Company's commitment to such programs is part of its ordinary business operations, and consequently, is part of the job responsibilities of each executive. Both management and the Company Board are entrusted with the obligation and opportunity to make such programs successful. The Company Board believes that to require the preparation of additional reports would not be a prudent use of the Company's resources.

  THE COMPANY BOARD RECOMMENDS THAT YOU VOTE AGAINST ITEM 8.

ITEM 9

                 RESOLUTION REQUESTING EQUAL EMPLOYMENT REPORT

  The Company is informed that the Immaculate Heart Missions, Inc. and the Congregation of the Sisters of Charity of the Incarnate Word, whose respective addresses and stockholdings will be furnished by the Company promptly upon receipt of any oral or written request therefor, intend to introduce at the Annual Meeting the following resolution (designated herein as Item 9):

  "More than 140 major employers publicly disclose reports on work diversity for their shareholders; for example Capital Cities/ABC's Commitment Report, U.S. Air's Affirming Workplace Diversity and Amoco's Diverse Work Force. In California, all of the regulated utilities and most of the major banks provide this data voluntarily. Southern California Edison, has informed the Glass Ceiling Commission that it supports public reporting of this kind. The Glass Ceiling Commission recommends that '. . . both public and private sectors work toward increased public disclosure of diversity data.' The following chart shows our company's EEO-1 data for 1992 and totals for 1991 and 1990. Later years are not available.

                      EMPLOYMENT STANDARDS ADMINISTRATION
                OFFICE OF FEDERAL CONTRACT COMPLIANCE PROGRAMS
                                1992 EEO-1 FILE

                                                     MALE                   FEMALE
                                            ----------------------- -----------------------
                         TOTAL MALE  FEMALE BLACK ASIAN AM IND HISP BLACK ASIAN AM IND HISP
                         ----- ----- ------ ----- ----- ------ ---- ----- ----- ------ ----
Officials/Managers......  2290  1788   502    62    12     4    38    31     3     3     5
Professionals...........  1139   707   432    11    16     3     7    11     6     1    10
Technicians.............   727   454   273    29     3     1     5    21     5     1     7
Sales Workers...........  1743  1162   581    49     5     0    40    18     2     2    14
Office & Clerical.......  2762   286  2476    31    10     0    10   167    11     6    20
Craftsmen...............  2297  1947   350   184    20     3    89    32     4     2    25
Operators...............  6709  1364  3545   599    58     3   349   948    74    10    49
Laborers................  3019  1309  1710   156    18     5   218   113    45     2   232
Service Workers.........   386    97   289    21     1     0     7    24     1     1   204

Total 1992.............. 21072 10914 10158  1142   143    19   763  1365   151    28   536
Total 1991.............. 20878 11030  9848  1103   134    18   670  1301   131    24   536
Total 1990.............. 21408 11266 10142  1191   137    25   685  1316   139    25   538

  "BE IT RESOLVED: THE SHAREHOLDERS REQUEST THE BOARD OF DIRECTORS PREPARE A REPORT AT REASONABLE COST, TO BE AVAILABLE TO SHAREHOLDERS BY THE FALL OF 1997, EXCLUDING CONFIDENTIAL INFORMATION AND FOCUSING ON THE FOLLOWING
  AREAS:

  1. A chart identifying employees according to their sex and race in each of the nine major EEOC defined job categories for 1994, 1995 and 1996, listing either numbers or percentages in each category.

  2. A summary description of any Affirmative Action policies and programs to improve performances, including job categories where women and minorities are underutilized.

  3. A description of any policies and programs oriented specifically toward increasing the number of managers who are qualified females and/or belong to ethnic minorities.

  4. A general description of how the company publicizes its Affirmative Action policies and programs to merchandise suppliers and service providers.

  5. A description of any policies and programs favoring the purchase of goods and services from minority-and/or female owned business enterprises."

COMPANY BOARD STATEMENT ON ITEM 9

  The Company firmly supports diversity in the workplace, as evidenced by its policies and programs. The Company long has been and will continue to be strongly committed to the principle of equal employment opportunity. The policy of the Company opposing all forms of discrimination has been clearly stated. The policy of the Company and each of its subsidiaries is to comply fully with the spirit and letter of federal, state and local anti-discrimination laws. Nondiscriminatory and equal employment opportunity is to be provided for all qualified applicants and employees in all personnel actions, including recruiting, job assignment, training and educational opportunity, promotion, layoff and compensation and benefits.

  The Company's corporate equal employment opportunity policy has been and is communicated to employees in various Company documents and by posting on bulletin boards. Supervisors are informed that they should base decisions on employment in accordance with this policy. Equal employment training sessions are held from time to time for employees and managers and have included sensitivity programs on harassment in the workplace.

  Corporate committees have been established to review and monitor corporate equal employment opportunity policies and procedures and affirmative action programs where applicable. One such committee, which includes members of the Company Board, reviews various policies and programs of the Company that support the goal of diversity and considers workforce issues relating to the effective utilization of, and opportunities for, women and minorities.

  Many of the subsidiary companies for some time have maintained formal affirmative action programs applicable to government contractors. These programs have been and are available for review by employees. Recruiting agencies, labor unions and suppliers of goods and services are advised of these programs and are asked to execute government required EEO certifications. Statistical information required by law is filed with government agencies.

  Many recommendations in the final report of the Glass Ceiling Commission ("A Solid Investment: Making Full Use of the Nation's Human Capital") involved considerable controversy within the Glass Ceiling Commission itself. For example, on the issue of disclosure of employment information and diversity data, a number of commissioners believed that issues of privacy and corporate trade secrets dictated against such disclosure. A report requested by this proposal includes the disclosure of a chart known as Form EEO-1, which is a confidential document filed by private employers with the Equal Employment Opportunity Commission.

  The Company Board believes that the additional report requested by this proposal is neither appropriate nor necessary. As described above, equal employment opportunity and diversity issues have long been high on the agenda of management and the Company Board as part of the ordinary business operations of the Company. Adoption of the proposal is not needed to enhance the Company's already strong commitment to equal employment opportunity nor ensure that the Company's employees receive fair employment opportunities. Much of the information requested by the proponents is duplicative and maintained locally by the more than 100 active subsidiaries of the Company. The Company Board also believes that much of this information should be kept confidential. The preparation of a report in the format requested by the proponents would also require an unnecessary expenditure of time and money. A resolution substantially similar to Item 9 was rejected by the stockholders at both the 1995 and 1996 Annual Meetings.

  THE COMPANY BOARD RECOMMENDS THAT YOU VOTE AGAINST ITEM 9.


                CERTAIN INFORMATION REGARDING SECURITY HOLDINGS

  The following tabulation sets forth information with respect to the beneficial ownership of equity securities of the Company by all directors and executive officers of the Company as a group (18 persons) at February 13, 1997. The information is based on information received by the Company from the directors and officers, from the Corporate Employee Benefits Committee of the Company and the Trustee of the Defined Contribution Plan of the Company.

                                                 AMOUNT AND NATURE OF
                                                 BENEFICIAL OWNERSHIP PERCENTAGE
     TITLE OF CLASS                                   (A)(B)(C)        OF CLASS
     --------------                              -------------------- ----------
     Common Stock...............................   1,747,237 shares      1.02%

--------
(a) For information as to voting and investment power with respect to shares owned by directors and executive officers, see Note (c) to the table under "Election of Directors". To the best of the Company's knowledge, each executive officer who is not a director has sole voting and investment power with respect to shares owned by him, other than with respect to shares included in Note (b) below that may be acquired upon exercise of options, and with respect to shares included in Note (c) below. The Trustee of the Defined Contribution Plan of the Company has agreed to vote the shares of Company Common Stock held in trust in accordance with instructions received from members of the Plan and shares as to which instructions are not received are voted by the Trustee proportionally in the same manner as shares as to which the trustee has received instructions.
(b) The number shown above includes 42,875 shares of Company Common Stock held on December 31, 1996 by the Trustee of the Defined Contribution Plan of the Company (including certain of those referred to in Note (a) to the table under "Election of Directors") which number is equivalent as of that date to the undivided proportionate beneficial interests of the directors and executive officers of the Company in all such shares, and 1,470,020 shares (including certain of those referred to in Note (b) to the table under "Election of Directors"), of which the directors and executive officers had the right to acquire beneficial ownership pursuant to the exercise on or before April 14, 1997 of options granted by the Company. Inclusion of such 1,470,020 shares does not constitute an admission by the directors and executive officers that they are the beneficial owners of such shares.
(c) The number shown above includes 9,107 shares held in various family trusts for the benefit of or with a remainder to various family members of another executive officer and director, as to which shares such executive officer and director disclaims beneficial ownership. These shares are referred to in Note (c) to the table under "Election of Directors".

  To the best of the Company's knowledge, no one person was the beneficial owner of more than 5% of the outstanding voting securities of the Company or of more than 5% of any class of voting securities of the Company at February 13, 1997.

              SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS

  The Company Certificate contains procedures for stockholder nomination of directors and the Company's By-laws contain procedures for other stockholder proposals to be presented before annual stockholder meetings. The Company Certificate provides that any record owner of stock entitled to be voted generally in the election of directors may nominate one or more persons for election as a director at a stockholders' meeting only if written notice is given to the Secretary of the Company of the intent to make such nomination. The notice must be given 120 days in advance of the annual meeting and must include: (i) the name and address of each stockholder who intends to appear in person or by proxy to make the nomination and of the person or persons to be nominated; (ii) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming them) pursuant to which the nomination is to be made by the stockholder; (iii) such other information regarding each nominee proposed by such stockholder as would have been included in a proxy statement; and (iv) the consent of each nominee to serve if elected.

  With respect to stockholder proposals or other business to be considered at the annual meeting of stockholders, the By-laws provide that a stockholder of record must give written notice to the Secretary of the Company no later than 120 days before the meeting. The notice must set forth: (i) a brief description of the business to be brought before the meeting, the reasons for conducting such business and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made and (ii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made (a) the name and address of such stockholder, as they appear on the Company's books, and of such beneficial owner and (b) the class and number of shares of the Company which are owned beneficially and of record by such stockholder and such beneficial owner. The By-laws further provide that, notwithstanding the foregoing provisions, stockholders wishing to have a proposal included in the Company's proxy statement shall comply with the applicable requirements of the Exchange Act, and the rules and regulations thereunder and shall have the rights provided by Rule 14a-8 under such Act. In order to be eligible under Rule 14a-8 for inclusion in the Company's proxy statement and accompanying proxy at the next annual meeting of stockholders currently scheduled to be held on May 6, 1998, stockholder proposals must be received by the Company on or before November 14, 1997.

  A copy of the relevant Company Certificate and By-law provisions is available upon written request to Mr. Louis F. Fernous, Jr., Vice President and Secretary, American Brands, Inc., 1700 East Putnam Avenue, Old Greenwich, Connecticut 06870. The person presiding at the meeting is authorized to determine if a proposed matter is properly before the meeting or if a nomination is properly made.

                                 OTHER MATTERS

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

  The Annual Report on Form 10-K for the fiscal year ended December 31, 1996 filed by the Company with the SEC is incorporated herein by reference.


  All documents filed by the Company with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date hereof and prior to the date of the Annual Meeting or any adjournment thereof shall be deemed to be incorporated by reference herein.

  Any statements contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein (or in any other subsequently filed document that also is incorporated by reference herein) modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed to constitute a part hereof except as so modified or superseded.

  Any person receiving a copy of this Proxy Statement may obtain, without charge, upon written or oral request, a copy of any of the documents incorporated by reference herein, except for the exhibits to such documents (other than the exhibits expressly incorporated in such documents by reference). Requests should be directed to: American Brands, Inc., 1700 East Putnam Avenue, Old Greenwich, Connecticut 06870, Attention: Mr. Louis F. Fernous, Jr., Vice President and Secretary (telephone: (203) 698-5000).

                             AVAILABLE INFORMATION

  The Company is subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder and in accordance therewith files reports, proxy statements and other information with the SEC. Reports, proxy statements and other information filed by the Company may be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Regional Offices of the SEC at Seven World Trade Center, Suite 1300, New York, New York 10048 and in the Citicorp Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661. Copies of such information may be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The SEC also maintains a World Wide Web site that contains reports, proxy and information statements and other information regarding the Company, which files electronically with the SEC (http://www.sec.gov). Reports and other information concerning the Company may also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

                            REPORTS OF NEW GALLAHER

  Prior to the Distribution Date, New Gallaher will file with the SEC a Registration Statement on Form 20-F (herein, together with all amendments and exhibits thereto, referred to as the "Registration Statement") under the Exchange Act, with respect to the New Gallaher Ordinary Shares and ADSs. As a result of such registration, New Gallaher will become subject to the reporting requirements of the Exchange Act applicable to a foreign private issuer, and in accordance therewith will be required to file reports and other information with the SEC. The Registration Statement, including the exhibits thereto and reports and other information filed by New Gallaher with the SEC can be inspected without charge upon request at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Regional Offices of the SEC at Seven World Trade Center, Suite 1300, New York, New York 10048 and in the Citicorp Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661 and, if the ADSs are accepted for listing on the NYSE, at the public reference room of the NYSE located at 20 Broad Street, New York, New York 10005. Copies of such material and any part thereof will also be available by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

  As a foreign private issuer, New Gallaher will be exempt from the rules under the Exchange Act prescribing the furnishing and content of proxy statements and its officers, directors and principal shareholders are exempt from the reporting and short-swing profit recovery provisions contained in
Section 16 of the Exchange Act. Under the Exchange Act, New Gallaher will not be required to publish financial statements as frequently or as promptly as United States companies. However, if the New Gallaher Ordinary Shares are accepted for listing on the London Stock Exchange, New Gallaher will be subject to the Rules of the London Stock Exchange regulating notices of shareholders' meetings, solicitation of proxies and other reports and communications.

  New Gallaher will enter into a deposit agreement with The Bank of New York, as Depositary, regarding the issuance of and rights pertaining to the ADSs. Pursuant to the deposit agreement it is expected that New Gallaher will furnish to the Depositary all notices of shareholders' meetings and other reports and communications that are made generally available to shareholders of New Gallaher and that the Depositary will, to the extent permitted by law, make such notices, reports and communications available to record holders of ADSs and mail to all record holders of ADSs a notice containing a summary of the information contained in any notice of a shareholders' meeting received by the Depositary. See "THE DISTRIBUTION PROPOSALS--DESCRIPTION OF AMERICAN DEPOSITARY SHARES."

                                 MISCELLANEOUS

  A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SEC FOR ITS LAST FISCAL YEAR, INCLUDING ANY FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES THERETO, WILL BE MADE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO MR. LOUIS F. FERNOUS, JR., VICE PRESIDENT AND SECRETARY, AMERICAN BRANDS, INC., 1700 EAST PUTNAM AVENUE, OLD GREENWICH, CONNECTICUT 06870. THE COMPANY WILL FURNISH ANY EXHIBITS TO FORM 10-K TO EACH STOCKHOLDER REQUESTING THEM UPON PAYMENT OF A FEE OF $.10 PER PAGE TO COVER THEIR COST.

  The expense of the solicitation of proxies for this meeting, including the cost of mailing, will be borne by the Company. In addition to mailing copies of this material to stockholders, the Company will request persons who hold stock in their names or custody, or in the names of nominees, for the benefit of others to forward copies of such material to the beneficial owners of the stock of the Company and to request authority for the execution of the proxies. To the extent deemed necessary in order to assure sufficient representation at the meeting, officers and regular employees of the Company will request the return of proxies by telephone, facsimile or in person. In addition, the Company has retained Kissel-Blake Inc., 110 Wall Street, New York, New York 10005, to aid in the solicitation of proxies for a fee, including its expenses, estimated at $40,000. The total expense to be borne by the Company will depend upon the volume of shares represented by the proxies received promptly in response to the notice of meeting.

  Stockholders who do not intend to be present at the meeting are urged to send in their proxies without delay. Prompt response is helpful, and your cooperation will be appreciated.

                                                                 March 12, 1997

                               GALLAHER GROUP PLC

                         INDEX TO FINANCIAL STATEMENTS

                                                                          PAGE
                                                                          ----
Directors' Statement of Responsibility................................... F-2
AUDITED CONSOLIDATED FINANCIAL STATEMENTS:
Report of the Independent Accountants.................................... F-3
Consolidated Profit and Loss Accounts for the Three Years Ended December
 31, 1996................................................................ F-4
Statement of Total Recognised Gains and Losses for the Three Years Ended
 December 31, 1996....................................................... F-5
Consolidated Balance Sheets as of December 31, 1995 and 1996............. F-5
Consolidated Cash Flow Statements for the Three Years Ended December 31,
 1996.................................................................... F-6
Notes to the Consolidated Financial Statements........................... F-7

                              GALLAHER GROUP PLC

                    DIRECTORS' STATEMENT OF RESPONSIBILITY

DIRECTORS' STATEMENT OF RESPONSIBILITY IN RELATION TO THE CONSOLIDATED FINANCIAL STATEMENTS

  The Directors are required by U.K. law to prepare financial statements for each fiscal period which give a true and fair view of the state of affairs of the Group as at the end of the fiscal period and of the profit and loss for that period. The Directors confirm that suitable accounting policies have been consistently applied in the preparation of the financial statements, supported by reasonable and prudent judgements and estimates as necessary; applicable accounting standards have been followed, and the financial statements have been prepared on the going concern basis.

  The Directors are responsible for ensuring the maintenance of proper accounting records, which disclose with reasonable accuracy the financial position of the Group at any time and from which financial statements can be prepared to comply with the U.K. Companies Act 1985. They are also responsible for ensuring the operation of systems of internal control for safeguarding the assets of the Group and for preventing and detecting fraud and other irregularities.

                     REPORT OF THE INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Gallaher Group Plc

  We have audited the Consolidated Financial Statements of Gallaher Group Plc and its subsidiary undertakings contained on pages F-4 to F-31 of this Proxy Statement which are expressed in pounds sterling. These financial statements have been prepared on the basis set out in notes 1 and 2(c) on page F-7, and are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the UK which are substantially the same as those followed in the US. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above, which have been prepared on the basis set out in notes 1 and 2(c) therein, present fairly, in all material respects, the consolidated financial position of Gallaher Group Plc and its subsidiary undertakings at 31 December 1996 and 1995, and the consolidated results of their operations, total recognised gains and losses and their cash flows for each of the three years in the period ended 31 December 1996 in conformity with generally accepted accounting principles in the UK, which differ from generally accepted accounting principles in the US. The effect of the major differences in the determination of net income and shareholders' equity is shown in note 35 to the Consolidated Financial Statements.

Coopers & Lybrand
Chartered Accountants

12 March 1997
London, England

                               GALLAHER GROUP PLC

                     CONSOLIDATED PROFIT AND LOSS ACCOUNTS

                                                 YEAR ENDED 31 DECEMBER
                                         -----------------------------------------
                                   NOTES   1994       1995       1996       1996
                                   ----- ---------  ---------  ---------  --------
                                         (Pounds)M  (Pounds)M  (Pounds)M     $M
TURNOVER                            3,4
  Continuing operations..........         4,005.7    4,078.4    4,372.0    7,484.8
  Discontinued operations........         1,024.5      564.9       56.3       96.4
                                          5,030.2    4,643.3    4,428.3    7,581.2
Duty.............................        (3,147.7)  (3,226.6)  (3,425.2)  (5,863.9)
Other cost of sales..............          (963.0)    (639.9)    (333.4)    (570.8)
Exceptional cost of sales--
 continuing operations...........             --         --       (65.5)    (112.1)
                                         --------   --------   --------   --------
Gross profit.....................           919.5      776.8      604.2    1,034.4
Net operating expenses...........          (563.0)    (433.6)    (305.7)    (523.3)
                                         --------   --------   --------   --------
OPERATING PROFIT                    4,5
  Continuing operations..........           332.9      337.4      296.0      506.8
  Discontinued operations........            23.6        5.8        2.5        4.3
                                            356.5      343.2      298.5      511.1
EXCEPTIONAL ITEMS
  Loss on sale of operation......     6       --       (25.2)       --         --
  Provision for diminution in
   value of assets in operations
   to be sold....................           (63.0)       --         --         --
Income from fixed asset
 investments.....................     9       0.5        0.4        0.4        0.7
Net interest (expense)/income....    10     (18.0)      (8.3)       3.0        5.1
                                         --------   --------   --------   --------
PROFIT ON ORDINARY ACTIVITIES
 BEFORE TAXATION.................     3     276.0      310.1      301.9      516.9
Taxation on profit on ordinary
 activities......................    11    (114.9)    (114.0)     (81.1)    (138.9)
                                         --------   --------   --------   --------
PROFIT ON ORDINARY ACTIVITIES
 AFTER TAXATION..................           161.1      196.1      220.8      378.0
Minority interests...............            (0.1)       --         --         --
                                         --------   --------   --------   --------
PROFIT FOR FINANCIAL YEAR........           161.0      196.1      220.8      378.0
Dividends on equity shares--
 cash............................    13    (159.9)    (145.5)    (182.4)    (312.3)
--specie.........................    13       --         --      (555.4)    (950.8)
                                         --------   --------   --------   --------
RETAINED PROFIT/(DEFICIT) FOR THE
 YEAR............................    33       1.1       50.6     (517.0)    (885.1)
                                         ========   ========   ========   ========
EARNINGS PER EQUITY SHARE BASED
 ON PROFIT FOR YEAR..............    12    23.0p      28.0p      31.5p      54.0c
ADJUSTED EARNINGS PER EQUITY
 SHARE...........................    12    32.0p      31.6p      37.8p      64.7c
DIVIDENDS PER EQUITY SHARE.......    13    22.8p      20.8p     105.4p     180.4c

  There is no difference between the profit on ordinary activities before taxation and the retained profit/(deficit) for the years stated above and their historical cost equivalents.

                               GALLAHER GROUP PLC

                 STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES

                                                 YEAR ENDED 31 DECEMBER
                                           -----------------------------------
                                             1994      1995      1996    1996
                                           --------- --------- --------- -----
                                           (Pounds)M (Pounds)M (Pounds)M  $M
Profit for financial year................    161.0     196.1     220.8   378.0
Exchange adjustments on net investment in
 overseas operations.....................     (2.0)      2.8     (12.2)  (20.9)
                                             -----     -----     -----   -----
  TOTAL RECOGNISED GAINS AND LOSSES......    159.0     198.9     208.6   357.1
                                             =====     =====     =====   =====

                               GALLAHER GROUP PLC

                          CONSOLIDATED BALANCE SHEETS

                                                         AT 31 DECEMBER
                                                  -----------------------------
                                            NOTES   1995      1996       1996
                                            ----- --------- ---------  --------
                                                  (Pounds)M (Pounds)M     $M
FIXED ASSETS
  Intangible assets........................   14     509.1     107.9      184.7
  Tangible assets..........................   15     222.9     136.7      234.0
  Investments..............................   16       5.2       5.0        8.6
                                                   -------  --------   --------
                                                     737.2     249.6      427.3
                                                   -------  --------   --------
CURRENT ASSETS
  Stocks...................................   17     694.0     711.6    1,218.3
  Debtors:                                    18
    amounts falling due within one year....          293.6     177.2      303.3
    amounts falling due after more than one
     year..................................           48.6     135.3      231.6
  Investments..............................   16      22.7     200.6      343.4
  Cash at bank and in hand.................           49.2      24.3       41.6
                                                   -------  --------   --------
                                                   1,108.1   1,249.0    2,138.2
  Creditors: amounts falling due within one
   year....................................   21    (885.7) (1,022.8)  (1,751.0)
                                                   -------  --------   --------
NET CURRENT ASSETS.........................          222.4     226.2      387.2
                                                   -------  --------   --------
TOTAL ASSETS LESS CURRENT LIABILITIES......          959.6     475.8      814.5
  Creditors: amounts falling due after more
   than one year...........................   22     (41.4)    (25.4)     (43.5)
  Provisions for liabilities and charges...   23     (92.2)   (155.1)    (265.4)
                                                   -------  --------   --------
NET ASSETS.................................    3     826.0     295.3      505.6
                                                   =======  ========   ========
CAPITAL AND RESERVES
  Called up share capital..................   24     105.0     105.0      179.8
  Share premium............................   24      97.3      97.3      166.6
  Profit and loss account..................   33     622.2      93.0      159.2
                                                   -------  --------   --------
EQUITY SHAREHOLDERS' FUNDS.................   34     824.5     295.3      505.6
Minority interests.........................            1.5       --         --
                                                   -------  --------   --------
                                                     826.0     295.3      505.6
                                                   =======  ========   ========

                               GALLAHER GROUP PLC

                       CONSOLIDATED CASH FLOW STATEMENTS

                                                 YEAR ENDED 31 DECEMBER
                                          ------------------------------------
                                    NOTES   1994      1995      1996     1996
                                    ----- --------- --------- --------- ------
                                          (Pounds)M (Pounds)M (Pounds)M   $M
Net cash inflow from operating
 activities.......................    26    468.1     331.6     306.0    523.9
Returns on investments and
 servicing of finance
  Interest received...............            5.0       7.7      11.6     19.9
  Interest paid...................          (23.0)    (14.8)     (6.4)   (11.0)
  Income from fixed asset
   investments....................           --         0.4       0.4      0.7
Net cash (outflow)/inflow from
 returns on investments and
 servicing of finance.............          (18.0)     (6.7)      5.6      9.6
Taxation
  Corporation tax, overseas tax
   and tax deposits...............          (77.5)   (106.6)   (179.1)  (306.6)
Capital expenditure and financial
 investments
  Purchase of tangible fixed
   assets.........................          (44.0)    (27.3)    (26.3)   (45.0)
  Purchase of intangible fixed
   assets.........................           (2.0)     --        (5.3)    (9.1)
  Sale of tangible fixed assets...            8.9       2.7       5.1      8.7
  Sale of intangible fixed
   assets.........................            2.3      --        --       --
  Increase in loans to fellow
   subsidiaries of
   American Brands................           --        --       (17.0)   (29.1)
Net cash outflow from capital
 expenditure and financial
 investments......................          (34.8)    (24.6)    (43.5)   (74.5)
Acquisitions and disposals
  Purchase of minority interest...           (0.8)     --        --       --
  Sale of subsidiaries and
   associated undertakings, net of
   cash ..........................    25     80.2      93.4      15.4    26.4
Net cash inflow from acquisitions
 and disposals....................           79.4      93.4      15.4    26.4
Equity cash dividends paid........         (159.9)   (145.5)   (182.4)  (312.3)
                                           ------    ------    ------   ------
Net cash inflow/(outflow) before
 use of liquid resources and
 financing........................    28    257.3     141.6     (78.0)  (133.5)
Management of liquid resources....    27     (9.4)     10.9    (178.3)  (305.2)
Financing
(Decrease)/increase in loans from
 American Brands..................          (93.9)   (257.2)    150.0    256.8
Decrease in bank and other loans..           (0.2)    (23.6)     --       --
Net cash (outflow)/inflow from
 financing........................          (94.1)   (280.8)    150.0    256.8
                                           ------    ------    ------   ------
Increase/(decrease) in cash.......    28    153.8    (128.3)   (106.3)  (181.9)
                                           ======    ======    ======   ======

                              GALLAHER GROUP PLC

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1 INTRODUCTION

  Subject to approval at the Annual Meeting of Shareholders of American Brands, Inc. ("American Brands") and receipt of a tax ruling from the US Internal Revenue Service, American Brands plans to distribute to existing American Brands shareholders, on a pro rata basis, American depositary shares (evidenced by American depositary receipts) representing all the outstanding share capital of Gallaher Group Plc (referred to as the "Distribution"). In addition, prior to the date of the Distribution, American Brands will transfer to Gallaher Group Plc (referred to elsewhere in this Proxy Statement as "New Gallaher") all of the common stock of ATIC Group, Inc. (a wholly owned subsidiary of American Brands), which is the immediate parent of Gallaher Limited ("Gallaher"). Accordingly, the Consolidated Financial Statements include the accounts of ATIC and Gallaher and its subsidiaries.

  Gallaher disposed of its optical, housewares and retail distribution divisions on 12 July 1994, 2 May 1995, and 25 July 1995, respectively. On 10 April 1996, the ownership of the distilled spirits division was transferred to American Brands by way of a dividend in specie. All of these operations have been treated as discontinued operations throughout the financial statements. Further information on the discontinued operations is set out in note 25.

2 ACCOUNTING POLICIES

  The financial statements have been prepared in accordance with accounting standards currently applicable in the UK. The principal accounting policies, which have been applied consistently for all the periods covered by this report, are set out below.

 (a) Basis of accounting

  The financial statements have been prepared in accordance with the historical cost convention.

  The Consolidated Financial Statements ("the financial statements") have been prepared in accordance with UK generally accepted accounting principles ("UK GAAP") and with UK accounting presentation. Note 35 in this report provides a summary of adjustments for the two years ended 31 December 1996 and 1995, which would be required if those financial statements were to be restated under US generally accepted accounting principles ("US GAAP").

  The preparation of the financial statements in conformity with UK GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 (b) Convenience statement

  Certain pound sterling amounts in the financial statements at 31 December 1996 and for the year then ended have been translated into US dollars at the rate of $1.712 to the pound sterling, which was the selling rate as quoted at 3 p.m. Eastern time by Dow Jones Telerate Inc. on 31 December 1996. Such translation should not be construed as a representation that the pound sterling amounts have been or could be converted into US dollars at that or any other rate.

 (c) Basis of consolidation

  The basis on which the financial statements of Gallaher Group Plc (the "Company") and its subsidiary undertakings (together "the Group") have been prepared is described below. The principles of merger accounting have been applied to the proposed acquisition of ATIC Group, Inc. ("ATIC") by the Company in connection with the Distribution. This has the effect of treating the proposed merger of ATIC and the Company as if it had happened prior to the three year period ended 31 December 1996. Accordingly, the financial statements have been prepared as if the group structure, to be in effect immediately after the proposed acquisition of ATIC, had been in existence for the entire period.

                              GALLAHER GROUP PLC

  The financial statements comprise the accounts of Gallaher and ATIC after making such adjustments as considered necessary. In order not to delay the preparation of the annual consolidated financial statements, certain subsidiaries have 30 November as their accounting reference date. In 1993 and 1996, Gallaher International Limited, and Gallaher (Dublin) Limited, respectively, two of the Group's subsidiaries, changed their accounting reference dates from 30 November to 31 December and accordingly the financial statements for those years include the results for 13 months in respect of those companies. The changes in reference dates did not have a significant effect on the results of operations for those periods.

 (d) Foreign currencies

  Assets and liabilities denominated in foreign currencies are translated into sterling at rates of exchange ruling at the balance sheet dates, or, if hedged forward, at the rate of exchange under the related forward currency contract. The results of overseas subsidiaries are translated at average rates of exchange in the financial years. Exchange differences arising from the retranslation of the opening net investment in subsidiaries are taken directly to retained profits. Exchange gains and losses arising on transactions in foreign currencies are dealt with in the profit and loss account.

 (e) Turnover

  Turnover represents amounts charged to external customers for goods sold, services supplied and licence fees, and includes excise duties but not VAT or its equivalent.

 (f) Research and development

  Research and development expenditure is written off as incurred.

 (g) Advertising

  All advertising expenditure, including that on new brands, is charged in the year in which it is incurred.

 (h) Cigarette gift schemes

  Provision is made for the estimated costs of redemption of the certificates issued under the cigarette gift schemes at the time the cigarettes are sold by Gallaher.

 (i) Intangible fixed assets

  Intangible fixed assets includes purchased goodwill (representing the excess of the cost of shares in subsidiaries over the fair value of the net assets of those companies at the date of acquisition), trade marks, brands and licences. They are generally amortised by equal annual instalments over their expected useful economic lives, not exceeding forty years.

 (j) Government grants

  Grants relating to expenditure on tangible fixed assets are treated as deferred income and credited to profit over a period approximating to the lives of qualifying assets. Revenue based grants are credited to the profit and loss account in the same period as the related expenditure.

 (k) Leases

  Costs in respect of operating leases are charged as incurred. Leasing agreements which transfer to the Group substantially all the benefits and risks of ownership of an asset are treated as if the asset had been purchased outright. The assets are included in tangible fixed assets and the capital element of the leasing commitments is shown as obligations under finance leases. The lease rentals are treated as consisting of capital and interest elements. The capital element is applied to reduce the outstanding obligations and the interest element is charged against profit so as to give a constant periodic rate of charge on the remaining balance outstanding at each accounting year end. Assets held under finance leases are depreciated over the shorter of the lease terms and the useful lives of equivalent owned assets.

                              GALLAHER GROUP PLC

 (l) Depreciation of tangible fixed assets

  Depreciation is calculated to write off the cost of tangible fixed assets, mainly by equal annual instalments, over their estimated useful lives, which are principally:

   Land and buildings
     Freehold:
       Land, which can
        be separately
        identified....  Not depreciated
       Buildings
        (including
        land not
        separately
        identifiable).. 50 Years
     Leasehold:
       Long (lease
        term 50 years
        or more)......  50 years
       Short (lease
        term under 50
        years)........  Term of lease
   Plant and
    machinery.........  3-20 years
   Fittings and
    equipment.........  3-10 years

 (m) Stocks

  Stocks and work in progress are valued at the lower of cost and net realisable value. Cost is determined in respect of UK tobacco products principally on the basis of average cost, in respect of bulk whisky principally on a unit cost basis and in respect of other stocks and work in progress principally on a first in, first out basis. In the case of manufactured products, cost includes all direct expenditure and production overheads based on the normal level of activity. In the case of tobacco products and distilled spirits, the valuation of work in progress and finished goods includes excise duties incurred. Net realisable value is the price at which the stock can be realised in the normal course of business. Provision is made for obsolescent, slow moving and defective stocks.

 (n) Deferred taxation

  Deferred taxation is provided under the liability method in respect of all material timing differences between profits as shown in the financial information and profits as computed for taxation purposes to the extent that it is probable that a liability or an asset will crystallise in the foreseeable future. Full provision is made for deferred taxation on timing differences arising from the provision of employee pensions and other post retirement benefits. No provision is made for taxation which could arise in the event of overseas subsidiaries declaring dividends out of their retained profits where such amounts are expected to be permanently reinvested in the respective companies.

 (o) Pensions and other post retirement benefits

  Pension schemes are operated throughout most of the Group and are available to the majority of its employees. With certain minor exceptions, the pension schemes are defined benefit schemes and are fully funded by group companies and, where applicable, by contributions from employees. Gallaher and its UK tobacco subsidiaries are covered by joint pension arrangements. The assets of the group's schemes are administered and maintained by trustees separately from the assets of the group companies, with independent qualified actuaries as advisors. The actuarial method used to evaluate defined benefit schemes in most cases is the projected unit basis.

  No assumptions are made relating to discretionary increases in respect of pensions in payment. Pension charges, therefore, include the capitalised amount of the discretionary increases provided in the year, to the extent that they are not covered by surpluses.

  Actuarial valuations are undertaken every three years or more frequently when circumstances demand.

  A number of companies within the Group provide health care and/or company products on beneficial terms to retired employees. In accordance with the provisions of Urgent Issues Task Force Abstract no. 6, the projected costs of these benefits are charged in the financial information over the period that eligible employees are expected to render service.

                              GALLAHER GROUP PLC

3 SEGMENTAL ANALYSIS BY GEOGRAPHICAL AREA

  Following the disposal of non-core activities the Group is principally engaged in only one class of business, the manufacture, marketing and distribution of tobacco products. The geographical analyses of turnover, profit before taxation and net assets are as follows:

 Turnover

                                                  YEAR ENDED 31 DECEMBER
                                           -------------------------------------
                                             1994      1995      1996     1996
                                           --------- --------- --------- -------
                                           (Pounds)M (Pounds)M (Pounds)M   $M
   BY DESTINATION
   Continuing operations:
     UK...................................  3,537.2   3,557.5   3,772.2  6,458.0
     International........................    468.5     520.9     599.8  1,026.8
   Discontinued operations................  1,024.5     564.9      56.3     96.4
                                            -------   -------   -------  -------
                                            5,030.2   4,643.3   4,428.3  7,581.2
                                            =======   =======   =======  =======
   BY ORIGIN
   Continuing operations:
     UK...................................  3,704.4   3,737.2   3,953.3  6,768.0
     International........................    301.3     341.2     418.7    716.8
   Discontinued operations................  1,024.5     564.9      56.3     96.4
                                            -------   -------   -------  -------
                                            5,030.2   4,643.3   4,428.3  7,581.2
                                            =======   =======   =======  =======

 Profit before taxation

                                                 YEAR ENDED 31 DECEMBER
                                          ------------------------------------
                                            1994      1995      1996     1996
                                          --------- --------- --------- ------
                                          (Pounds)M (Pounds)M (Pounds)M   $M
   BY DESTINATION
   Continuing operations:
     UK
       Before exceptional cost of
        sales...........................    282.3     291.3     296.5    507.6
       Exceptional cost of sales (note
        4)..............................      --        --      (65.5)  (112.1)
                                            -----     -----     -----   ------
                                            282.3     291.3     231.0    395.5
     International......................     50.6      46.1      65.0    111.3
   Discontinued operations..............     23.6       5.8       2.5      4.3
                                            -----     -----     -----   ------
   Operating profit.....................    356.5     343.2     298.5    511.1
     Exceptional items (note 6).........    (63.0)    (25.2)      --       --
     Income from fixed asset investments
      (note 9)..........................      0.5       0.4       0.4      0.7
     Net interest (expense)/income......    (18.0)     (8.3)      3.0      5.1
                                            -----     -----     -----   ------
   PROFIT BEFORE TAXATION...............    276.0     310.1     301.9    516.9
                                            =====     =====     =====   ======

                              GALLAHER GROUP PLC

 Net assets

                                                          AT 31 DECEMBER
                                                    ---------------------------
                                                      1995      1996     1996
                                                    --------- --------- -------
                                                    (Pounds)M (Pounds)M   $M
   BY LOCATION
   Continuing operations:
     UK............................................    522.3    621.3   1,063.7
     International.................................      1.0     30.4      52.0
   Discontinued operations.........................    602.4      --        --
                                                     -------   ------   -------
   Capital employed................................  1,125.7    651.7   1,115.7
   Interest bearing net liabilities................   (299.7)  (356.4)   (610.1)
                                                     -------   ------   -------
                                                       826.0    295.3     505.6
                                                     =======   ======   =======

  The Group has a centralised financing policy within the UK operated by Gallaher. It is considered that any divisional apportionment of interest and interest bearing net liabilities would not be meaningful.

4 ANALYSIS OF OPERATING PROFIT

 Continuing operations

                                            YEAR ENDED 31 DECEMBER
                                    -----------------------------------------
                                      1994       1995       1996       1996
                                    ---------  ---------  ---------  --------
                                    (Pounds)M  (Pounds)M  (Pounds)M     $M
   Turnover........................  4,005.7    4,078.4    4,372.0    7,484.8
   Other cost of sales.............   (324.8)    (310.0)    (310.2)    (531.0)
   Duty:UK......................... (2,794.4)  (2,829.9)  (3,025.6)  (5,179.9)
      International................   (282.0)    (322.7)    (383.4)    (656.3)
   Exceptional cost of sales.......      --         --       (65.5)    (112.1)
                                    --------   --------   --------   --------
   Gross profit....................    604.5      615.8      587.3    1,005.5
   Distribution, advertising and
    selling costs..................   (224.4)    (223.1)    (239.4)    (409.9)
   Administrative expenses.........    (47.0)     (56.4)     (52.0)     (89.0)
   Other operating
    (expenses)/income..............     (0.2)       1.1        0.1        0.2
                                    --------   --------   --------   --------
   Operating profit................    332.9      337.4      296.0      506.8
                                    ========   ========   ========   ========

 Discontinued operations

   Turnover........................  1,024.5      564.9       56.3       96.4
   Other cost of sales.............   (638.2)    (329.9)     (23.2)     (39.8)
   Duty............................    (71.3)     (74.0)     (16.2)     (27.7)
                                    --------   --------   --------   --------
   Gross profit....................    315.0      161.0       16.9       28.9
   Distribution, advertising and
    selling costs..................   (243.8)    (111.8)     (10.4)     (17.8)
   Administrative expenses.........    (53.6)     (34.8)      (4.1)      (7.0)
   Other operating
    income/(expenses)..............      6.0       (8.6)       0.1        0.2
                                    --------   --------   --------   --------
   Operating profit................     23.6        5.8        2.5        4.3
                                    ========   ========   ========   ========

  The exceptional charge to cost of sales of (Pounds)65.5 million ($112.1 million) in 1996 principally comprises redundancy costs and additional depreciation of (Pounds)12.0 million ($20.5 million) associated with Gallaher's announced closure of its Hyde, Manchester manufacturing facility. This charge has no material impact on the effective rate of taxation on profit for the year.

                              GALLAHER GROUP PLC

5 OPERATING PROFIT

                                                  YEAR ENDED 31 DECEMBER
                                            ----------------------------------
                                              1994      1995      1996    1996
                                            --------- --------- --------- ----
                                            (Pounds)M (Pounds)M (Pounds)M  $M
   Operating profit is stated after
    charging:
     Amortisation of intangible fixed
      assets...............................   19.2      14.2       6.8    11.6
     Depreciation of tangible fixed
      assets...............................   52.9      25.8      34.4    58.9
     Rentals under operating leases for
      land and buildings...................   25.8      13.0       3.1     5.3
     Research and development
      expenditures.........................    5.8       4.6       4.0     6.9
     Auditors' remuneration for:
       Audit...............................    0.9       0.5       0.4     0.7
       Other services to the Company and
        its UK subsidiaries................    0.4       0.5       --      --

  Amortisation of intangible fixed assets and depreciation of tangible fixed assets are analysed as follows:

                                                    YEAR ENDED 31 DECEMBER
                                              ----------------------------------
                                                1994      1995      1996    1996
                                              --------- --------- --------- ----
                                              (Pounds)M (Pounds)M (Pounds)M  $M
   Continuing operations:
     UK......................................   25.9      17.5      31.6    54.1
     International...........................    6.2       4.0       4.3     7.4
   Discontinued operations...................   40.0      18.5       5.3     9.0
                                                ----      ----      ----    ----
                                                72.1      40.0      41.2    70.5
                                                ====      ====      ====    ====

  Research and development expenditures include the following amounts relating to continuing operations:

                                                   YEAR ENDED 31 DECEMBER
                                             ----------------------------------
                                               1994      1995      1996    1996
                                             --------- --------- --------- ----
                                             (Pounds)M (Pounds)M (Pounds)M  $M
   Continuing operations....................    4.5       4.1       4.0    6.9
                                                ===       ===       ===    ===

6 EXCEPTIONAL ITEMS

  The exceptional item in 1995 represents the loss arising on the disposal of the retail distribution and housewares businesses.

  The exceptional item in 1994 comprised provisions to reduce the carrying value of assets in a number of businesses within the retail distribution and housewares divisions to their estimated net realisable value. The fixed assets relating to these operations were reclassified as current assets in 1994.

  These exceptional items did not give rise to any material taxation consequences.

                              GALLAHER GROUP PLC

7 DIRECTORS' EMOLUMENTS

  Total emoluments charged in respect of the directors of Gallaher were as follows:

                                             YEAR ENDED 31 DECEMBER
                                  --------------------------------------------
                                      1994         1995         1996     1996
                                  ------------ ------------ ------------ -----
                                  (Pounds)'000 (Pounds)'000 (Pounds)'000 $'000
     Management remuneration.....    1,843        1,698        2,573     4,405
     Contributions to pension
      schemes....................      363          347          440       753
     Unfunded pensions to former
      directors..................       56           54           51        87
                                     -----        -----        -----     -----
                                     2,262        2,099        3,064     5,245
                                     =====        =====        =====     =====

(a) Management remuneration included payments under an incentive plan, which is profit-based and similar to those applicable to other subsidiaries of American Brands.
(b) In addition to the above emoluments, a provision was made in 1996 for unfunded pension scheme contributions on behalf of a director amounting to (Pounds)769,000 ($1,316,528).
(c) Included in management remuneration in 1995 is compensation to past directors for loss of office; (Pounds)633,359 (this included benefits other than cash of which the estimated money value was (Pounds)116,000 to provide additional pension);
(d) The emoluments disclosed above include the following amounts (excluding pension contributions) paid to the:

                                                 YEAR ENDED 31 DECEMBER
                                          ------------------------------------
                                            1994     1995     1996     1996
                                          -------- -------- -------- ---------
                                          (Pounds) (Pounds) (Pounds)     $
   Chairman and highest paid director.... 569,180  620,597  737,746  1,263,021
   Former chairman and highest paid
    director.............................  52,063     --         --     --

                              GALLAHER GROUP PLC

  The number of directors (including the chairman and highest paid director) who received emoluments (excluding pension contributions) in the following ranges was:

                                                         YEAR ENDED 31 DECEMBER
                                                         -----------------------
                                                          1994    1995    1996
                                                         ------- ------- -------
                                                         NUMBER  NUMBER  NUMBER
   (Pounds)735,001-(Pounds)740,000......................     --      --      1
   (Pounds)650,001-(Pounds)655,000......................     --      --      --
   (Pounds)620,001-(Pounds)625,000......................     --      1       --
   (Pounds)605,001-(Pounds)610,000......................     1       --      --
   (Pounds)500,001-(Pounds)505,000......................     --      --      1
   (Pounds)480,001-(Pounds)485,000......................     --      --      --
   (Pounds)445,001-(Pounds)450,000......................     --      --      --
   (Pounds)415,001-(Pounds)420,000......................     --      1       --
   (Pounds)385,001-(Pounds)390,000......................     1       --      --
   (Pounds)360,001-(Pounds)365,000......................     --      --      1
   (Pounds)310,001-(Pounds)315,000......................     --      --      --
   (Pounds)305,001-(Pounds)310,000......................     --      --      --
   (Pounds)285,001-(Pounds)290,000......................     --      --      --
   (Pounds)275,001-(Pounds)280,000......................     --      1       1
   (Pounds)270,001-(Pounds)275,000......................     --      --      --
   (Pounds)255,001-(Pounds)260,000......................     --      1       --
   (Pounds)250,001-(Pounds)255,000......................     2       --      --
   (Pounds)245,001-(Pounds)250,000......................     --      --      --
   (Pounds)230,001-(Pounds)235,000......................     --      --      --
   (Pounds)215,001-(Pounds)220,000......................     1       --      --
   (Pounds)200,001-(Pounds)205,000......................     --      --      --
   (Pounds)185,001-(Pounds)190,000......................     --      --      2
   (Pounds)170,001-(Pounds)175,000......................     --      --      1
   (Pounds)160,001-(Pounds)165,000......................     --      --      --
   (Pounds)140,001-(Pounds)145,000......................     --      --      1
   (Pounds)125,001-(Pounds)130,000......................     --      1       --
   (Pounds)70,001-(Pounds)75,000........................     1       --      --
   (Pounds)50,001-(Pounds)55,000........................     1       --      --
   Not more than (Pounds)5,000..........................     5       5       5

                              GALLAHER GROUP PLC

8 EMPLOYEE INFORMATION

                                                       YEAR ENDED 31 DECEMBER
                                                       -----------------------
                                                        1994    1995    1996
                                                       ------- ------- -------
                                                       NUMBER  NUMBER  NUMBER
   The average number of persons (including executive
    directors) employed by the Group was:
   Continuing operations:
     Manufacturing....................................   2,635   2,461  2,394
     Sales and distribution...........................     912     799    642
     Administration and management....................     830     788    762
                                                       ------- ------- ------
                                                         4,377   4,048  3,798
   Discontinued operations............................  15,490   7,519    332
                                                       ------- ------- ------
                                                        19,867  11,567  4,130
                                                       ======= ======= ======

  The above numbers include part time employees.

                                                YEAR ENDED 31 DECEMBER
                                          -----------------------------------
                                            1994      1995      1996    1996
                                          --------- --------- --------- -----
                                          (Pounds)M (Pounds)M (Pounds)M  $M
   Staff costs for the above persons
    (excluding executive directors):
     Wages and salaries..................   255.1     166.5     111.9   191.6
     Social security costs...............    23.7      14.0      10.0    17.1
     Contributions to pension schemes
      (note 19)..........................    13.7      11.5       3.9     6.7
                                            -----     -----     -----   -----
                                            292.5     192.0     125.8   215.4
                                            =====     =====     =====   =====

9 INCOME FROM FIXED ASSET INVESTMENTS

                                                   YEAR ENDED 31 DECEMBER
                                             ----------------------------------
                                               1994      1995      1996    1996
                                             --------- --------- --------- ----
                                             (Pounds)M (Pounds)M (Pounds)M  $M
   Continuing operations:
     Income from other unlisted fixed asset
      investments...........................    0.2       0.4       0.4    0.7
   Discontinued operations:
     Income from investments in associated
      undertakings..........................    0.3       --        --      --
                                                ---       ---       ---    ---
                                                0.5       0.4       0.4    0.7
                                                ===       ===       ===    ===

10 NET INTEREST EXPENSE/(INCOME)

                                                YEAR ENDED 31 DECEMBER
                                          -----------------------------------
                                            1994      1995      1996    1996
                                          --------- --------- --------- -----
                                          (Pounds)M (Pounds)M (Pounds)M  $M
   Interest payable:
     On bank loans and overdrafts........    7.9       4.9        3.5     6.0
     On other loans wholly repayable
      within five years..................   15.9      10.1        4.0     6.8
   Less: interest receivable.............   (5.8)     (6.7)     (10.5)  (17.9)
                                            ----      ----      -----   -----
                                            18.0       8.3       (3.0)   (5.1)
                                            ====      ====      =====   =====

  Included in interest payable on other loans wholly repayable within five years are amounts payable to American Brands of (Pounds)3.2 million ($5.5 million) in 1996 (1995: (Pounds)7.5 million and 1994: (Pounds)13.4 million).

  Net interest, as disclosed above, is not necessarily indicative of the future net interest position of the Group. This is primarily due to the differences between the proposed financing structure of the new Group and the historic financing structure while the Group is a subsidiary of American Brands.

                              GALLAHER GROUP PLC

11 TAXATION ON PROFIT ON ORDINARY ACTIVITIES

                                               YEAR ENDED 31 DECEMBER
                                         -----------------------------------
                                           1994      1995      1996    1996
                                         --------- --------- --------- -----
                                         (Pounds)M (Pounds)M (Pounds)M  $M
   UK corporation tax (based on profit
    for the year at 33%)................   115.9     124.8     111.4   190.7
   Relief for overseas taxation.........    (2.7)     (6.1)     (3.8)   (6.5)
   Net US tax of ATIC...................    (2.8)     (3.5)    (21.8)  (37.3)
                                           -----     -----     -----   -----
                                           110.4     115.2      85.8   146.9
   Overseas taxation....................     6.2       5.1       6.0    10.3
   Deferred taxation....................    (4.1)     (6.5)    (14.4)  (24.6)
   Deferred taxation of ATIC............     2.9       2.6       3.5     6.0
   (Over)/under provision in previous
    years...............................    (0.5)     (2.4)      0.2     0.3
                                           -----     -----     -----   -----
                                           114.9     114.0      81.1   138.9
                                           =====     =====     =====   =====

  The tax charge would have increased by approximately (Pounds)21.7 million ($37.2 million) (1995: (Pounds)2.5 million and 1994: (Pounds)1.3 million) if the Group had existed in its proposed new structure during these years. This is a result of the loss of US tax status of ATIC following its proposed liquidation.

12 EARNINGS PER EQUITY SHARE

  The calculation of earnings per equity share has been based on: (a) the profit for the financial year (after taxation and minority interests) and (b) 700,000,000 ordinary shares of 10 pence each, being the relevant approximate maximum number of ordinary shares expected to be in issue after the reorganisation as described in note 24. The earnings of the Group as part of American Brands are not necessarily representative of those that may arise following the proposed reorganisation and subsequent financial restructuring.

  A reconciliation of the adjusted earnings per equity share is as follows:

                                               YEAR ENDED 31 DECEMBER
                                       ---------------------------------------
                                         1994      1995      1996      1996
                                       --------- --------- --------- ---------
                                       (Pounds)M (Pounds)M (Pounds)M    $M
   Profit for the financial year......   161.0     196.1     220.8     378.0
   Adjustments:
    Exceptional cost of sales--
     continuing operations............     --        --       65.5     112.1
    Loss on sale of operations........     --       25.2       --        --
    Provision for diminution of value
     of assets in operations
     to be sold.......................    63.0       --        --        --
    Tax thereon.......................     --        --      (21.5)    (36.8)
                                         -----     -----     -----     -----
   Adjusted earnings..................   224.0     221.3     264.8     453.3
                                         =====     =====     =====     =====
                                         PENCE     PENCE     PENCE     CENTS
                                       PER SHARE PER SHARE PER SHARE PER SHARE
   Earnings per equity share..........    23.0      28.0      31.5      54.0
   Adjustments:
    Exceptional cost of sales--
     continuing operations............     --        --        9.4      16.0
    Loss on sale of operations........     --        3.6       --        --
    Provision for diminution of value
     of assets in operations to be
     sold.............................     9.0       --        --        --
    Tax thereon.......................     --        --       (3.1)     (5.3)
                                         -----     -----     -----     -----
   Adjusted earnings per equity
    share.............................    32.0      31.6      37.8      64.7
                                         =====     =====     =====     =====

                              GALLAHER GROUP PLC

  The calculation of adjusted earnings per equity share has been based on 700,000,000 ordinary shares as explained above. Exceptional items have been excluded from the calculation of adjusted earnings per equity share in order to show the earnings per equity share from normal trading.

13 DIVIDENDS PER EQUITY SHARE

  The calculation of dividends per equity share is based on the actual dividend paid in each year and on 700,000,000 shares being the relevant number of shares as described in note 12.

  In 1996, the Group made a distribution in specie of The Whyte & Mackay Group PLC, its distilled spirits operations. The distribution in specie represents the net assets of The Whyte & Mackay Group PLC at the date of transfer of (Pounds)555.4 million.

14 INTANGIBLE FIXED ASSETS

                                                                         NET
                                                 COST    AMORTISATION BOOK VALUE
                                               --------- ------------ ----------
                                               (Pounds)M  (Pounds)M   (Pounds)M
   Balance at 1 January 1995..................   566.3      (38.2)       528.1
     Disposals................................    (9.7)       4.1         (5.6)
     Amortisation for the year................     --       (14.2)       (14.2)
     Exchange adjustments.....................     0.9       (0.1)         0.8
                                                ------      -----       ------
   Balance at 31 December 1995................   557.5      (48.4)       509.1
     Additions................................     5.3        --           5.3
     Disposals................................  (427.0)      37.7       (389.3)
     Amortisation for the year................     --        (6.8)        (6.8)
     Exchange adjustments.....................   (11.2)       0.8        (10.4)
                                                ------      -----       ------
   Balance at 31 December 1996................   124.6      (16.7)       107.9
                                                ======      =====       ======
   Balance at 31 December 1996 ($m)...........   213.3      (28.6)       184.7
                                                ======      =====       ======

  Intangible fixed assets comprise purchased goodwill and trademarks. During 1996 the Group capitalised additional deferred consideration of (Pounds)5.3 million ($9.1 million) and charged amortisation of (Pounds)2.9 million ($5.0 million) in respect of trademarks. At 31 December 1996 the net book value of these trademarks was (Pounds)102.6 million ($175.7 million) (1995:
(Pounds)110.6 million).

                               GALLAHER GROUP PLC

15 TANGIBLE FIXED ASSETS

                                                               ASSETS IN
                             LAND AND  PLANT AND FITTINGS AND  COURSE OF
                             BUILDINGS MACHINERY  EQUIPMENT   CONSTRUCTION   TOTAL
                             --------- --------- ------------ ------------ ---------
                             (Pounds)M (Pounds)M  (Pounds)M    (Pounds)M   (Pounds)M
   COST
   At 1 January 1995.......     92.8     243.4       88.7          0.1       425.0
     Additions.............      1.3      10.9        8.0          7.1        27.3
     Reclassifications.....      0.7      (2.5)       6.9         (5.1)        --
     Exchange adjustments..      0.1       0.5        0.3          --          0.9
     Disposals.............     (2.9)     (5.1)     (36.5)         --        (44.5)
                               -----    ------      -----        -----      ------
   At 31 December 1995.....     92.0     247.2       67.4          2.1       408.7
     Additions.............      0.1       8.0        7.5         10.7        26.3
     Reclassifications.....      --        --        10.1        (10.1)        --
     Exchange adjustments..     (0.2)     (0.5)      (0.3)         --         (1.0)
     Disposals.............    (38.8)    (50.9)     (18.9)         --       (108.6)
                               -----    ------      -----        -----      ------
   At 31 December 1996.....     53.1     203.8       65.8          2.7       325.4
                               =====    ======      =====        =====      ======
   DEPRECIATION
   At 1 January 1995.......    (17.6)   (111.1)     (58.5)         --       (187.2)
     Charge for year.......     (1.6)    (14.3)      (9.9)         --        (25.8)
     Exchange adjustments..     (0.1)     (0.2)      (0.2)         --         (0.5)
     Disposals.............      0.4       1.9       25.4          --         27.7
                               -----    ------      -----        -----      ------
   At 31 December 1995.....    (18.9)   (123.7)     (43.2)         --       (185.8)
     Charge for year.......     (5.7)    (20.3)      (8.4)         --        (34.4)
     Exchange adjustments..      --        0.2        0.2          --          0.4
     Disposals.............      4.0      14.3       12.8          --         31.1
                               -----    ------      -----        -----      ------
   At 31 December 1996.....    (20.6)   (129.5)     (38.6)         --       (188.7)
                               =====    ======      =====        =====      ======
   NET BOOK VALUE
     31 December 1995......     73.1     123.5       24.2          2.1       222.9
                               =====    ======      =====        =====      ======
     31 December 1996......     32.5      74.3       27.2          2.7       136.7
                               =====    ======      =====        =====      ======
     31 December 1996 $m...     55.6     127.2       46.6          4.6       234.0
                               =====    ======      =====        =====      ======

  The cost of land and buildings include freehold land, which is not being depreciated, of (Pounds)9.8 million in 1996 ($16.8 million) (1995: (Pounds)12.7 million).

                                                          AT 31 DECEMBER
                                                     ------------------------
                                                       1995      1996    1996
                                                     --------- --------- ----
                                                     (Pounds)M (Pounds)M  $M
   The net book value of land and buildings
    comprises:
     Freehold.......................................   71.2      31.1    53.2
     Long leasehold.................................    1.9       1.4     2.4
                                                       ----      ----    ----
                                                       73.1      32.5    55.6
                                                       ====      ====    ====

                              GALLAHER GROUP PLC

16 INVESTMENTS

                                                            AT 31 DECEMBER
                                                       ------------------------
                                                         1995      1996    1996
                                                       --------- --------- ----
                                                       (Pounds)M (Pounds)M  $M
   FIXED ASSETS
   Interests in unlisted associated undertakings......    0.2       --     --
   Unlisted investments...............................    5.0       5.0    8.6
                                                          ---       ---    ---
                                                          5.2       5.0    8.6
                                                          ===       ===    ===


                                                            AT 31 DECEMBER
                                                       -------------------------
                                                         1995      1996    1996
                                                       --------- --------- -----
                                                       (Pounds)M (Pounds)M  $M
   CURRENT ASSETS
   UK listed investments (market value)...............    0.9        --      --
   Unlisted investments...............................   21.8       25.2    43.1
   Loan to American Brands............................     --      175.4   300.3
                                                         ----      -----   -----
                                                         22.7      200.6   343.4
                                                         ====      =====   =====

  Included within unlisted current asset investments are financial instruments amounting to (Pounds)22.3 million ($38.2 million) (1995 - (Pounds)18.5 million). These financial instruments, the UK listed investments and the loan to American Brands are classified as liquid resources in the cash flow statement (see note 27).

  Particulars of main subsidiaries, whose results or financial position affect the figures of the Group, are set out in note 36.

17 STOCKS

                                                           AT 31 DECEMBER
                                                     ---------------------------
                                                       1995      1996     1996
                                                     --------- --------- -------
                                                     (Pounds)M (Pounds)M   $M
   Raw materials and consumables....................   221.8     133.9     229.2
   Work in progress.................................     8.0       7.8      13.4
   Finished goods...................................   464.2     569.9     975.7
                                                       -----     -----   -------
                                                       694.0     711.6   1,218.3
                                                       =====     =====   =======
   Current replacement value........................   775.6     748.4   1,281.3
                                                       =====     =====   =======

                              GALLAHER GROUP PLC

18 DEBTORS

                                                          AT 31 DECEMBER
                                                     -------------------------
                                                       1995      1996    1996
                                                     --------- --------- -----
                                                     (Pounds)M (Pounds)M  $M
   AMOUNTS FALLING DUE WITHIN ONE YEAR
   Trade debtors....................................   273.3     135.9   232.7
   Amounts owed by American Brands and fellow
    subsidiaries....................................     3.2      29.3    50.1
   Other debtors....................................    11.7       6.5    11.1
   Prepayments and accrued income...................     5.4       5.5     9.4
                                                       -----     -----   -----
                                                       293.6     177.2   303.3
                                                       =====     =====   =====
   AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR
   Prepaid pension contributions (note 19)..........    37.8      51.1    87.5
   Deferred tax asset (note 23).....................     5.1      80.2   137.3
   Other debtors....................................     5.7       4.0     6.8
                                                       -----     -----   -----
                                                        48.6     135.3   231.6
                                                       =====     =====   =====

  At the time of being appointed as directors of Gallaher, P. Veen, N. Northridge and N. Simon were each in receipt of a loan from Gallaher that related to relocation assistance following a company initiated employment move. Details of the loans, which are secured, are set out below:

                                                           AMOUNT OWING AT 31 DECEMBER
                                          INTEREST --------------------------------------------
                          REPAYMENT DATE    RATE       1994         1995         1996     1996
                         ---------------- -------- ------------ ------------ ------------ -----
                                                   (Pounds)'000 (Pounds)'000 (Pounds)'000 $'000
P. Veen................. (note (a) below)     4%      275.0        275.0          --       --
N. Northridge........... (note (b) below)     5%       22.0         22.0         22.0     37.7
N. Simon................ (note (b) below)     5%       16.4         16.4         16.4     28.1

  The balances at 31 December 1995 represent the maximum amounts outstanding on the loans during 1996. All interest due was paid in the year.

(a) As of 31 December 1996, Gallaher had purchased a property from P. Veen at its independently assessed market value of (Pounds)316,500 ($541,848). Of this amount (Pounds)275,000 ($470,800) was applied to satisfy in full the above loan and to discharge the related charge held by Gallaher. P. Veen will continue to lease the property from Gallaher for an annual rental of (Pounds)14,400 ($24,653). The terms of the lease will allow P. Veen to rent the property throughout his employment with Gallaher and for the six months following any termination of his employment.
(b) In February 1997, N. Northridge repaid the loan of (Pounds)22,000 ($37,700) in full and the associated security was discharged. In March 1997, N. Simon repaid the loan of (Pounds)16,400 ($28,100) in full and the associated security was discharged.

19 PENSION SCHEMES

                                                         1995      1996    1996
                                                       --------- --------- ----
                                                       (Pounds)M (Pounds)M  $M
   MOVEMENTS IN PREPAID PENSION CONTRIBUTIONS
   At 1 January.......................................    28.2     37.8    64.7
   Charge for the year................................   (11.5)    (3.9)   (6.7)
   Funding and other movements........................    21.1     17.2    29.5
                                                         -----     ----    ----
   At 31 December.....................................    37.8     51.1    87.5
                                                         =====     ====    ====

  The charge for the year is after a reduction of (Pounds)5.0 million ($8.6 million) (1995: (Pounds)1.6 million) in respect of the amortisation of existing actuarial surpluses. This amortisation is over a period of 9 to 15 years (1995: 9 to 15

                              GALLAHER GROUP PLC
years), reflecting the average remaining service lives of members at the most recently available actuarial valuations, which were at various dates between 1 April 1994 and 30 September 1996.

  The principal actuarial assumptions adopted in these valuations assume that, over the long term, the annual rate of return on investments will exceed the annual rate of pensionable salary increases by 2.5% (1995: 2.5%).

  The aggregate market value of scheme assets for the Group at the most recent valuations, amounted to (Pounds)632.3 million ($1,082.5 million) (1995:
(Pounds)558.3 million).

  The actuarial value of the scheme assets at the dates of the most recent actuarial valuations, expressed as a percentage of the aggregate benefits that had accrued to members at those dates, excluding future discretionary pension benefit increases, was 123% (1995: 112%).

  In October 1996, Gallaher announced its intention to increase pensions in payment, with effect from April 1997, by the lesser of retail price inflation and 5% per annum, for all employee pensionable service prior to and beyond April 1997. This change in pension benefit arrangements will increase pension costs in the future.

20 POST RETIREMENT BENEFITS OTHER THAN PENSIONS

                                                        1995      1996    1996
                                                      --------- --------- -----
                                                      (Pounds)M (Pounds)M  $M
   At 1 January......................................   33.7       37.0    63.3
   Charge for the year...............................    5.0        2.7     4.6
   Funding and other movements.......................   (1.7)     (17.1)  (29.2)
                                                        ----      -----   -----
   At 31 December....................................   37.0       22.6    38.7
                                                        ====      =====   =====

  The liability for post retirement benefits other than pensions relates to the provision of health care and/or company products on beneficial terms to retired employees by a number of companies within the Group. The liability has been ascertained from independent actuarial valuations, which adopt the principal assumptions that, over the long term, the annual rate of increase in the cost of benefit arrangements will range from 5.5% to 8.5%. This assumption is unchanged from 1995. The costs of these benefits are expected to attract taxation relief when paid.

21 CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

                                                         AT 31 DECEMBER
                                                   ---------------------------
                                                     1995      1996     1996
                                                   --------- --------- -------
                                                   (Pounds)M (Pounds)M   $M
   Bank loans and overdrafts......................   177.1      260.3    445.6
   Loans from American Brands.....................   200.0      350.0    599.2
                                                     -----    -------  -------
   Short term borrowings..........................   377.1      610.3  1,044.8
   Amounts owed to American Brands and fellow
    subsidiaries..................................     1.2        2.2      3.8
   Trade creditors................................    71.9       48.8     83.5
   Financing of bills discounted with recourse....    72.6        --       --
   Corporation tax................................   105.3       67.9    116.2
   Other taxes, duties and social security
    contributions.................................   201.6      173.1    296.4
   Other creditors................................     5.5        3.8      6.5
   Deferred consideration payable.................     9.0        --       --
   Accruals and deferred income...................    41.5      116.7    199.8
                                                     -----    -------  -------
                                                     885.7    1,022.8  1,751.0
                                                     =====    =======  =======

  Financing of bills discounted with recourse represents amounts received from banks for bills of exchange discounted with recourse before their maturity date.

  Under the proposed terms of the reorganization, the American Brands loans outstanding at 31 December 1996 will be repaid.

                              GALLAHER GROUP PLC

22 CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

                                                             AT 31 DECEMBER
                                                        ------------------------
                                                          1995      1996    1996
                                                        --------- --------- ----
                                                        (Pounds)M (Pounds)M  $M
   Post retirement benefits (note 20)..................   37.0      22.6    38.7
   Accruals and deferred income........................    4.4       2.8     4.8
                                                          ----      ----    ----
                                                          41.4      25.4    43.5
                                                          ====      ====    ====

23 PROVISIONS FOR LIABILITIES AND CHARGES

                                                          AT 31 DECEMBER
                                                    --------------------------
                                                      1995      1996     1996
                                                    --------- --------- ------
                                                    (Pounds)M (Pounds)M   $M
   ATIC deferred tax liability (a).................     5.5       8.2     14.0
   Reorganisation provision (b)....................    17.0      69.6    119.1
   Other provisions (c)............................    69.7      77.3    132.3
                                                      -----     -----   ------
   Total provisions for liabilities and charges....    92.2     155.1    265.4
                                                      =====     =====   ======
   UK deferred tax asset (a)
     Accelerated capital allowances................    16.9       9.7     16.6
     ACT recoverable...............................     --      (54.5)   (93.3)
     Other timing differences......................   (22.0)    (35.4)   (60.6)
                                                      -----     -----   ------
                                                       (5.1)    (80.2)  (137.3)
                                                      =====     =====   ======

  (a) Movements in deferred taxation

                                                       1995      1996     1996
                                                     --------- --------- ------
                                                     (Pounds)M (Pounds)M   $M
   Balance at 1 January.............................    4.8        0.4      0.7
     Provisions for the year........................   (3.3)     (11.7)   (20.1)
     Disposals......................................   (1.1)     (60.7)  (103.9)
                                                       ----      -----   ------
   Balance at 31 December...........................    0.4      (72.0)  (123.3)
                                                       ====      =====   ======
   Represented by
     Deferred tax liability.........................    5.5        8.2     14.0
     Deferred tax asset.............................   (5.1)     (80.2)  (137.3)
                                                       ----      -----   ------
                                                        0.4      (72.0)  (123.3)
                                                       ====      =====   ======

  The full potential liability/(asset) for deferred taxation in respect of all timing differences, including the amount for which actual provision has been made in the financial statements, is as follows:

                                                         AT 31 DECEMBER
                                                   --------------------------
                                                     1995      1996     1996
                                                   --------- --------- ------
                                                   (Pounds)M (Pounds)M   $M
   Accelerated capital allowances.................    24.8      12.8     21.9
   Capital gains that would arise on sales of
    properties at book value......................     2.1       --       --
   Other timing differences.......................   (22.0)    (35.4)   (60.6)
   ACT recoverable................................     --      (54.5)   (93.3)
   ATIC, timing differences.......................     5.5       8.2     14.0
                                                     -----     -----   ------
                                                      10.4     (68.9)  (118.0)
                                                     =====     =====   ======

                              GALLAHER GROUP PLC

  (b) Movement in reorganisation provision

                                                        1995      1996    1996
                                                      --------- --------- -----
                                                      (Pounds)M (Pounds)M  $M
   Balance at 1 January..............................    25.6     17.0     29.1
     Provision for the year..........................    15.9     65.3    111.8
     Provision utilised and released.................   (22.1)    (7.6)   (13.0)
     Disposal........................................    (2.4)    (5.1)    (8.8)
                                                        -----     ----    -----
   Balance at 31 December............................    17.0     69.6    119.1
                                                        =====     ====    =====

  (c) Movement in other provisions

                                                        1995      1996    1996
                                                      --------- --------- -----
                                                      (Pounds)M (Pounds)M  $M
   Balance at 1 January..............................    51.0      69.7   119.3
     Provisions for the year.........................    43.9      49.3    84.4
     Provisions utilised and released................   (24.6)    (40.6)  (69.5)
     Disposals.......................................    (0.6)     (1.1)   (1.9)
                                                        -----     -----   -----
   Balance at 31 December............................    69.7      77.3   132.3
                                                        =====     =====   =====

  Other provisions mainly represent amounts in respect of redemption of cigarette gift scheme certificates and captive insurance claims reserves.

24 SHARE CAPITAL AND SHARE PREMIUM

                                                         AT 31 DECEMBER
                                                    -------------------------
                                                      1995      1996    1996
                                                    --------- --------- -----
                                                    (Pounds)M (Pounds)M  $M
   Allotted and fully paid 700,000,000 ordinary
    shares of 15 pence each........................   105.0     105.0   179.8
   Share premium account...........................    97.3      97.3   166.6
                                                      -----     -----   -----
                                                      202.3     202.3   346.4
                                                      =====     =====   =====

  In 1994 American Brands increased its investment in ATIC by contributing a trademark and an associated liability for deferred consideration at a net book value of (Pounds)88.2 million. This has been reflected by the effective issue of 305,190,315 ordinary shares of 15 pence each amounting to an increase in the share capital of (Pounds)45.8 million and share premium of (Pounds)42.4 million.

  On the acquisition of ATIC it is expected that the Company will issue 700,000,000 ordinary shares of 15 pence each, the acquisition will be accounted for by taking advantage of Group Reconstruction Relief as allowed by
s.132 of the Companies Act 1985 and a share premium account will be set up to ensure the aggregate of share capital and share premium equate to the investment by American Brands in ATIC.

  Subsequent to the acquisition of ATIC the Company will undergo a capital reorganisation whereby it is expected that its entire share capital of 700,000,000 ordinary shares of 15 pence each will be divided into 1,050,000,000 ordinary shares of 10 pence each. In addition it is currently anticipated that the Company will repurchase 350,000,000 of its ordinary shares of 10 pence each for (Pounds)925.0 million ($1.58 billion).

                              GALLAHER GROUP PLC

25 DISCONTINUED OPERATIONS

  The following assets and liabilities, as included in the consolidated balance sheet at 31 December 1995 relate to businesses that were subsequently disposed of:

                                                            AT 31 DECEMBER
                                                            --------------
                                                             1995
                                                           ---------
                                                           (Pounds)M
   Fixed assets
     Intangible assets....................................   392.9
     Tangible assets......................................    74.9
     Investments..........................................     0.2
                                                             -----
                                                             468.0
                                                             -----
   Current assets
     Stocks...............................................   121.4
     Debtors: amounts falling due within one year.........    75.2
     Investments..........................................     0.3
                                                             -----
                                                             196.9
     Creditors: amounts falling due within one year.......   (44.2)
                                                             -----
   Net current assets.....................................   152.7
                                                             -----
   Total assets less current liabilities..................   620.7
     Creditors: amounts falling due after more than one
      year................................................    (6.8)
     Provision for liabilities and charges................   (11.5)
                                                             -----
   Net assets.............................................   602.4
                                                             =====

  The Group has a centralised financing policy within the UK and as divisional apportionment of this financing is not considered to be meaningful, no such amounts are included above.

  For disposals effected during 1994, 1995 and 1996 the net assets at the time of disposal and consideration received were:

                                                             1995      1996
                                                  1994    RETAIL AND DISTILLED
                                                 OPTICS   HOUSEWARES  SPIRITS
                                                --------- ---------- ---------
                                                (Pounds)M (Pounds)M  (Pounds)M
   Net assets disposed of:
     Tangible and intangible fixed assets......    81.2      14.6      462.3
     Stocks....................................    34.5      53.0      124.7
     Net cash and cash
      equivalents/(overdrafts).................     9.8       0.8      (14.1)
     Debtors and other assets..................    21.3     124.6       40.7
     Creditors and provisions..................   (55.3)    (64.1)     (58.2)
                                                  -----     -----      -----
                                                   91.5     128.9      555.4
   Profit/(loss) on disposal...................     2.5     (25.2)       --
                                                  -----     -----      -----
                                                   94.0     103.7      555.4
                                                  =====     =====      =====
   Satisfied by:
     Dividend in specie........................     --        --       555.4
     Cash received, net of expenses incurred...    88.0      93.2        --
     Deferred and other non-cash
      consideration............................     6.0      10.5        --
                                                  -----     -----      -----
                                                   94.0     103.7      555.4
                                                  =====     =====      =====

                              GALLAHER GROUP PLC

   In addition, (Pounds)2.0 million was received in 1994 in respect of the disposal of associated undertakings.

  (Pounds)1.0 million of deferred consideration was received in 1995 in respect of the disposal of the optics division.

  (Pounds)1.3 million of deferred consideration was received in 1996 in respect of the disposal of the retail and housewares and optics divisions.

  The discontinued businesses had the following impact on cash flows prior to disposal:

                                                   YEAR ENDED 31 DECEMBER
                                             ----------------------------------
                                               1994      1995      1996    1996
                                             --------- --------- --------- ----
                                             (Pounds)M (Pounds)M (Pounds)M  $M
   Total discontinued operations:
     Net cash inflow from operating
      activities...........................     54.0     22.0      22.0    37.7
     Net cash (outflow)/inflow from capital
      expenditures.........................    (17.9)    (5.6)      0.1     0.2
                                               -----     ----      ----    ----
                                                36.1     16.4      22.1    37.9
                                               =====     ====      ====    ====

26 NET CASH INFLOW FROM OPERATING ACTIVITIES

                                                YEAR ENDED 31 DECEMBER
                                         ------------------------------------
                                           1994      1995      1996     1996
                                         --------- --------- --------- ------
                                         (Pounds)M (Pounds)M (Pounds)M   $M
   Operating profit.....................   356.5     343.2     298.5    511.1
   Adjustments for non-cash items:
     Depreciation and amortisation......    72.1      40.0      41.2     70.5
     Exchange adjustments...............    (3.3)      1.2      (0.1)    (0.3)
     (Profit)/loss on sale of tangible
      and intangible fixed assets and
      operations........................    (4.8)      0.2      (0.2)    (0.3)
   Decrease in debtors..................   144.5      72.4      87.5    149.8
   (Increase)/decrease in stocks........  (221.2)     74.6    (143.2)  (245.1)
   Increase/(decrease) in creditors.....   124.3    (200.0)     22.3     38.2
                                          ------    ------    ------   ------
                                           468.1     331.6     306.0    523.9
                                          ======    ======    ======   ======

27 MANAGEMENT OF LIQUID RESOURCES

                                                YEAR ENDED 31 DECEMBER
                                         ------------------------------------
                                           1994      1995      1996     1996
                                         --------- --------- --------- ------
                                         (Pounds)M (Pounds)M (Pounds)M   $M
   (Increase)/decrease in short term
    loans to American Brands............    (9.7)      9.7    (175.4)  (300.3)
   (Purchase)/sale of listed
    investments.........................    (2.1)      1.9       0.9      1.5
   Sale/(purchase) of unlisted
    investments.........................     2.4      (0.7)     (3.8)    (6.4)
                                          ------    ------    ------   ------
                                            (9.4)     10.9    (178.3)  (305.2)
                                          ======    ======    ======   ======

                              GALLAHER GROUP PLC

28 ANALYSIS OF NET DEBT

                                                              DEBT DUE:
                          ----------------------------------------------------------------------------------
                            CASH
                           IN HAND  BANK LOANS           DEBT DUE  DEBT DUE              CURRENT
                             AND       AND               AFTER ONE  WITHIN    FINANCE     ASSET
                           AT BANK  OVERDRAFTS NET CASH    YEAR    ONE YEAR   LEASES   INVESTMENTS   TOTAL
                          --------- ---------- --------- --------- --------- --------- ----------- ---------
                          (Pounds)M (Pounds)M  (Pounds)M (Pounds)M (Pounds)M (Pounds)M  (Pounds)M  (Pounds)M
At 1 January 1994.......     19.7     (175.4)   (155.7)    (22.6)   (551.8)    (0.5)       20.9     (709.7)
Cash flow...............     12.4      141.4     153.8       --       94.0      0.1         9.4      257.3
Non cash movements......      --         --        --       22.6     (22.6)     --          --         --
Exchange movements......      0.5        --        0.5       --        --       --          --         0.5
                            -----     ------    ------     -----    ------     ----       -----     ------
At 31 December 1994.....     32.6      (34.0)     (1.4)      --     (480.4)    (0.4)       30.3     (451.9)
Cash flow...............     14.8     (143.1)   (128.3)      --      280.8      --        (10.9)     141.6
Non cash movements......      --         --        --        --       (0.4)     0.4         --         --
Exchange movements......      1.8        --        1.8       --        --       --          --         1.8
                            -----     ------    ------     -----    ------     ----       -----     ------
At 31 December 1995.....     49.2     (177.1)   (127.9)      --     (200.0)     --         19.4     (308.5)
Cash flow...............    (23.1)     (83.2)   (106.3)      --     (150.0)     --        178.3      (78.0)
Exchange movements......     (1.8)       --       (1.8)      --        --       --          --        (1.8)
                            -----     ------    ------     -----    ------     ----       -----     ------
At 31 December 1996.....     24.3     (260.3)   (236.0)      --     (350.0)     --        197.7     (388.3)
                            -----     ------    ------     -----    ------     ----       -----     ------
At 31 December 1996 $m..     41.6     (445.6)   (404.0)      --     (599.2)     --        338.5     (664.7)
                            =====     ======    ======     =====    ======     ====       =====     ======

29 CAPITAL COMMITMENTS

                                                          AT 31 DECEMBER
                                                     ------------------------
                                                       1995      1996    1996
                                                     --------- --------- ----
                                                     (Pounds)M (Pounds)M  $M
   Contracts placed but not provided for in this
    financial report................................    3.7       7.3    12.5
                                                        ===       ===    ====

30 CONTINGENT LIABILITIES

  At 31 December 1996, the Group had contingent liabilities for guarantees given in respect of subsidiaries which amount to (Pounds)41.1 million ($70.4 million) (1995: (Pounds)56.7 million) and in respect of third parties which amount to (Pounds)4.9 million ($8.4 million) (1995: (Pounds)7.0 million). In addition, a charge has been registered on the assets of Gallaher to secure a mortgage advance to an employee relating to a Gallaher initiated employment move, under which the maximum contingent liability at 31 December 1996 amounted to (Pounds)45,000 ($77,040) (1995: (Pounds)45,000).

  There are a number of instances where litigation proceedings, hearings or claims negotiations are pending or threatened against Gallaher and its subsidiaries. To date, there has been no recovery of damages against Gallaher or any of its subsidiaries in any action alleging that its tobacco products have resulted in human ailments. It is not possible to predict the outcome of the pending litigation. Management believes, however, that there are meritorious defenses to the pending actions described above and that the pending actions will not have a material adverse effect upon the results of the operations, the cash flow or financial condition of the Group. The Company has been advised by its legal advisers that, in their opinion on the basis of their investigations generally with respect to actions and claims of this character, the Group has meritorious defenses to these actions and claims. The pending actions and claims will be vigorously contested. There can, however, be no assurance that favorable decisions will be achieved in the proceedings pending against Gallaher and its subsidiaries, that additional proceedings will not be commenced against the Group in the U.K. or elsewhere, or that the Group will not incur damages or that, if incurred, such damages will not be material. Regardless of the outcome of the pending litigation, the costs of defending these claims could be substantial and will not be fully recoverable from unsuccessful plaintiffs.

                              GALLAHER GROUP PLC

31 PROPOSED TRANSACTION

  It was announced on 8 October 1996 that Gallaher would demerge from American Brands and be listed on the London and New York stock exchanges. The proposed transaction is discussed in detail in the American Brands Proxy Statement.

32 OPERATING LEASE COMMITMENTS

  The minimum annual lease payments to which the Group is committed under non-cancellable operating leases is as follows:

                                                             AT 31 DECEMBER
                                                        ------------------------
                                                          1995      1996    1996
                                                        --------- --------- ----
                                                        (Pounds)M (Pounds)M  $M
   Continuing operations:
   Due within one year.................................    0.3        --     --
   Due between one and five years......................    0.4       0.5    0.9
   Due after five years................................    1.9       1.9    3.2
   Discontinued operations.............................    1.8        --     --
                                                           ---       ---    ---
                                                           4.4       2.4    4.1
                                                           ===       ===    ===

  These commitments relate mainly to land and buildings.

33 STATEMENT OF RETAINED PROFITS

                                          1994      1995      1996     1996
                                        --------- --------- --------- -------
                                        (Pounds)M (Pounds)M (Pounds)M   $M
   Retained profits at 1 January.......   569.7     568.8     622.2   1,065.2
   Retained profit/(deficit) for the
    year...............................     1.1      50.6    (517.0)   (885.1)
   Exchange adjustments on net
    investments in
    overseas operations................    (2.0)      2.8     (12.2)    (20.9)
                                          -----     -----    ------   -------
   Retained profits at 31 December.....   568.8     622.2      93.0     159.2
                                          =====     =====    ======   =======

34 RECONCILIATION OF MOVEMENTS IN EQUITY SHAREHOLDERS' FUNDS

                                           1994      1995      1996     1996
                                         --------- --------- --------- -------
                                         (Pounds)M (Pounds)M (Pounds)M   $M
   Profit for the financial year.......    161.0     196.1     220.8     378.0
   Dividends on equity shares--cash       (159.9)   (145.5)   (182.4)   (312.3)
               --specie................      --        --     (555.4)   (950.8)
                                          ------    ------    ------   -------
                                             1.1      50.6    (517.0)   (885.1)
   Additional capital contribution and
    share premium......................     88.2       --        --        --
   Exchange adjustment on net
    investment in overseas operations..     (2.0)      2.8     (12.2)    (20.9)
                                          ------    ------    ------   -------
   Net increase/(decrease) in equity
    shareholders' funds................     87.3      53.4    (529.2)   (906.0)
   Equity shareholders' funds at 1
    January............................    683.8     771.1     824.5   1,411.6
                                          ------    ------    ------   -------
   Equity shareholders' funds at 31
    December...........................    771.1     824.5     295.3     505.6
                                          ======    ======    ======   =======

                              GALLAHER GROUP PLC

35 DIFFERENCES BETWEEN UK AND US GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

  The financial information set out above has been prepared under UK GAAP. These accounting principles differ in certain aspects from US GAAP. The material differences as they apply to the Group are summarised below.

 (a) Pension costs

  Under UK GAAP, pension costs are determined in accordance with UK Statement of Standard Accounting Practice ("SSAP") No. 24, with costs being expensed over employees' working lives. Under US GAAP, pension costs are determined in accordance with the requirements of the Statements of Financial Accounting Standards ("SFAS") Nos. 87 and 88. Differences between the UK and US GAAP figures arise from the requirement to use different actuarial methods and assumptions and the method of amortising surpluses or deficits.

 (b) Deferred taxation

  Under UK GAAP, deferred taxation is only accounted for to the extent that it is probable that taxation liabilities or assets will crystallise in the foreseeable future. Under US GAAP, deferred taxation is accounted for on all temporary differences and a valuation allowance is established in respect of those deferred taxation assets where it is more likely than not that some portion will not be realised.

 (c) Hyde closure provision

  Under UK GAAP, the Hyde closure provision included an amount for additional depreciation as permitted by SSAP No. 12 (revised). Under US GAAP, there is no impairment as defined under SFAS No. 121.

 (d) Disposal of operations

  The 1995 adjustment relates to differences between UK and US GAAP in the timing of recognition of disposal costs. Under UK GAAP, disposal costs are recognized in the year they are incurred. Under US GAAP, such costs are accrued at the measurement date being the date management formally committed the Group to the disposal plan.

 (e) Goodwill

  Differences arising in the calculation of goodwill are primarily due to the impact of accounting differences in ascertaining acquisition balance sheets under UK and US GAAP.

                              GALLAHER GROUP PLC

  The following statement summarises the material adjustments, net of tax effect, which reconcile the profit on ordinary activities after tax, under UK GAAP to the amounts which would have been reported had US GAAP been applied.

                                                      YEAR ENDED 31 DECEMBER
                                                     -------------------------
                                                       1995      1996    1996
                                                     --------- --------- -----
                                                     (Pounds)M (Pounds)M  $M
   Profit on ordinary activities after taxation as
    reported in the consolidated profit and loss
    account under UK GAAP...........................   196.1     220.8   378.0
   Significant adjustments:
     Pension costs..................................    10.2       5.2     8.9
     Deferred tax...................................    (1.7)     (0.2)   (0.3)
     Hyde closure provision.........................     --        8.3    14.2
     Disposal of operations.........................    11.0       --      --
     Other, net.....................................    (0.5)     (0.3)   (0.5)
                                                       -----     -----   -----
   Net income under US GAAP.........................   215.1     233.8   400.3
                                                       =====     =====   =====

  In addition, under US GAAP, companies are required to report the results of discontinued operations, net of tax and an allocation of corporate interest, as a single net amount, "Income/(loss) from discontinued operations". Accordingly, under US GAAP, turnover, operating profit, income from continuing operations and income from discontinued operations would have been as set out below. Interest has been allocated to discontinued operations on the basis of the ratio of net assets of the discontinued operations to consolidated net assets in accordance with EITF No. 87-24 under US GAAP, although as indicated elsewhere in this report the Group does not consider such an allocation to be meaningful.

                                                    YEAR ENDED 31 DECEMBER
                                                  ---------------------------
                                                    1995      1996     1996
                                                  --------- --------- -------
                                                  (Pounds)M (Pounds)M   $M
   Turnover--continuing operations...............  4,079.4   4,372.9  7,486.4
   Operating profit--continuing operations.......    350.6     316.1    541.2
   Income from continuing operations.............    262.9     235.7    403.5
   Loss from discontinued operations.............    (47.8)     (1.9)    (3.2)
   Earnings per equity share--continuing
    operations (a)...............................     3.09      2.77     4.74
   Loss per equity share--discontinued
    operations (a)...............................    (0.56)    (0.02)   (0.03)
   Earnings per equity share--net income (a).....     2.53      2.75     4.71

(a) Under US GAAP, earnings per equity share is calculated based on the historical number of Gallaher ordinary shares (85,056,000) outstanding during each year.

                              GALLAHER GROUP PLC

  The following statement summarises the material adjustments which reconcile total ordinary shareholders' equity funds under UK GAAP to the amounts which would have been reported had US GAAP been applied:

                                                        AT 31 DECEMBER
                                                   --------------------------
                                                     1995       1996    1996
                                                   ---------  --------- -----
                                                   (Pounds)M  (Pounds)M  $M
   Equity shareholders' funds as reported in the
    consolidated balance sheet under UK GAAP......   826.0      295.3   505.6
   Significant adjustments:
     Increase in non-current pension assets.......    99.0      100.2   171.5
     Decrease in non-current liabilities for the
      Hyde closure................................     --        12.2    20.9
     Increase in non-current liabilities for
      deferred taxation...........................   (41.7)     (39.1)  (66.9)
     Increase in goodwill.........................     6.1        --      --
     Other, net...................................    (0.1)       5.1     8.7
                                                     -----      -----   -----
   Equity shareholders' funds under US GAAP.......   889.3(a)   373.7   639.8
                                                     =====      =====   =====

--------
 (a) Includes minority interest of (Pounds)1.5 million in 1995.

CASH FLOW STATEMENTS


  Under UK GAAP, the consolidated cash flow statements have been prepared in accordance with the revised version of UK Financial Reporting Standard No. 1 ("FRS 1 revised") and presents substantially the same information as that required under SFAS No. 95. Under US GAAP however, there are certain differences from UK GAAP with regard to classification of items within the cash flow statement.

  Under UK GAAP, cash flows are presented separately for operating activities; returns on investments and servicing of finance; taxation; capital expenditure and financial investment; acquisitions and disposals; equity cash dividends paid; management of liquid resources; and financing. Under US GAAP however, only three categories of cash flow activity are reported being operating activities, investing activities and financing activities. Cash flows from taxation and return on investments and servicing of finance would be included as operating activities under US GAAP. Capital expenditure and financial investment and acquisitions and disposals would be included as investing activities under US GAAP. The payment of dividends would be included under financing activities and changes arising from the management of liquid resources would be treated as activity within cash and cash equivalents under US GAAP.

  Set out below is a summary consolidated statement of cash flows under US
GAAP:

                                                     YEAR ENDED 31 DECEMBER
                                                    -------------------------
                                                      1995      1996    1996
                                                    --------- --------- -----
                                                    (Pounds)M (Pounds)M  $M
Net cash flow from operating activities............   218.3     132.5   226.9
Net cash provided/(used) by investing activities...    68.8     (28.1)  (48.1)
Net cash used by financing activities..............  (426.3)    (32.4)  (55.5)
                                                     ------     -----   -----
Net (decrease)/increase in cash and cash
 equivalents ......................................  (139.2)     72.0   123.3
                                                     ======     =====   =====

                               GALLAHER GROUP PLC

36 PRINCIPAL SUBSIDIARIES

COMPANY                                      COUNTRY OF REGISTRATION
-------                                      -----------------------
CONTINUING BUSINESSES
TOBACCO
ATIC Group, Inc. ...........................   USA                   a
Benson & Hedges Ltd. .......................   England and Wales     a(i)    *
J.R. Freeman & Son Ltd. ....................   England and Wales     a       *
Gallaher Ltd. ..............................   England and Wales     a
Gallaher Canarias SA........................   Spain                 b       *
Gallaher (Dublin) Ltd. .....................   Republic of Ireland   a(i)    *
Gallaher Hellas SA..........................   Greece                b       *
Gallaher International Ltd. ................   England and Wales     a(ii)   *
Gallaher Kazakhstan Ltd. ...................   Kazakhstan            b       *
OTHER
The Galleon Insurance Co. Ltd. .............   Isle of Man           b       *
The Schooner Insurance Co. Ltd. ............   Isle of Man           b       *
DISCONTINUED BUSINESSES
DISTILLED SPIRITS
The Whyte & Mackay Group PLC................   Scotland              b       *
Invergordon Distillers Group Plc............   Scotland              b
The Invergordon Distillers Ltd. ............   Scotland              b
The Scotch Whisky Heritage Centre Ltd.
 (56.47%)...................................   Scotland              b
William Muir Ltd. ..........................   Scotland              b
Whyte & Mackay (India) Pvt Ltd. (51%).......   India                 b
RETAIL DISTRIBUTION
Forbuoys Plc................................   England and Wales     b       *
Marshell Group Ltd. ........................   England and Wales     b       *
TM Group Plc................................   England and Wales     b       *
HOUSEWARES
The Prestige Group Plc......................   England and Wales     b       *
Fabricados Inoxidables SA...................   Spain                 b
Prestige France SA..........................   France                b
Prestige Group (Australia) Pty Ltd. ........   Australia             b
Prestige Group UK Plc.......................   England and Wales     b
Prestige Haushaltswaren GmbH................   Germany               b
Prestige Italiana SpA.......................   Italy                 b

  Accounting dates at or within seven days of the end of the following months:

    a December.
    b November.
  (i) Changed accounting reference date from November to December in 1996.
 (ii) Changed accounting reference date from November to December 1993.
     *Shares directly held by Gallaher: all shares held are ordinary shares: all 100% owned except where stated.

                                                                        ANNEX A

                                                                 March 12, 1997

Board of Directors
American Brands, Inc.
1700 East Putnam Avenue
Old Greenwich, CT 06870-0811

Dear Sirs and Mesdames:

We understand that American Brands, Inc. ("American Brands" or the "Company") is proposing to distribute 100% of the ordinary shares of Gallaher Group PLC ("New Gallaher" and the New Gallaher Ordinary Shares) which American Brands owns, on a pro rata basis, to the holders of American Brands common stock (the "Distribution"). We further understand that New Gallaher's principal asset will be shares in Gallaher Limited ("Gallaher") and that New Gallaher intends to distribute approximately $1.4 billion to American Brands prior to consummation of the Distribution.

You have asked for our opinion as of the date hereof whether the proposed Distribution is fair, from a financial point of view, to the holders of American Brands common stock. A description of the Distribution is more fully set forth in the Proxy Statement (the "Proxy") to be distributed to the holders of American Brands common stock in connection with the annual meeting of stockholders to be held in connection with the proposed Distribution.

For purposes of this opinion, we have:

(i) reviewed certain publicly available financial statements and other information relating to American Brands and Gallaher;

(ii) reviewed certain internal financial statements and other financial and operating data concerning American Brands and Gallaher prepared by their respective managements;

(iii) analyzed certain financial budgets and forecasts prepared by the respective managements of American Brands and Gallaher;

(iv) compared the financial performance of Gallaher with that of certain other companies with publicly traded securities which we deemed to be comparable to New Gallaher;

(v) compared the financial performance of American Brands and American Brands excluding New Gallaher ("Fortune Brands") with that of certain other companies with publicly traded securities which we deemed to be comparable to the businesses of American Brands and Fortune Brands, respectively;

(vi) discussed past and current operations and financial condition and the prospects of American Brands and Gallaher with senior executives of American Brands and Gallaher;

(vii) participated in discussions among representatives of American Brands and Gallaher and their U.S. and U.K. legal, tax and accounting advisors;

(viii) reviewed the Proxy and certain documents relating to the Distribution;
       and

(ix) performed such other analyses and considered such other factors as we have deemed appropriate.

We have assumed and relied upon, without independent verification, the accuracy and completeness of the information reviewed by us for the purposes of this opinion. With respect to the financial budgets and forecasts, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the future financial performance of American Brands, Fortune Brands and New Gallaher. We have not made any independent valuation or appraisal of the assets or liabilities, contingent or otherwise, of American Brands, Fortune Brands, Gallaher or New Gallaher, nor have we been furnished with any such appraisals. We note that we express no opinion with respect to any potential liabilities of American Brands, Fortune Brands, Gallaher or New Gallaher in connection with any litigation.

We have further assumed that, prior to the Distribution, American Brands will receive a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel to the effect that the Distribution will qualify as a spin-off under Section 355 of the Internal Revenue Code and consequently that the Distribution will generally be tax-free to American Brands under federal income tax laws. We have assumed that American Brands will recognize taxable gain on shares distributed to any foreign shareholders of American Brands as of the date of the Distribution. We have also assumed that American Brands will recognize taxable income upon the receipt of the approximately $1.4 billion distribution which is to be made to American Brands by New Gallaher prior to the Distribution, although the amount of such taxable income will be significantly reduced through the use of foreign tax credits. We understand that the Inland Revenue Service has indicated that interest payable by New Gallaher on borrowings to fund the Distribution will not be deductible for U.K. corporation tax purposes. We have assumed and relied upon the estimates of the managements of New Gallaher and American Brands of the probability and magnitude of the potential tax liability to New Gallaher in connection with the Distribution. The management of American Brands has advised us that the Company has agreed to indemnify New Gallaher for 50% of the taxes attributable to such possible lost tax deductions subject to a maximum indemnification of (Pounds)65 million (approximately $100 million), as well as 50% of the tax, if any, incurred by New Gallaher on the indemnity payments. We have also assumed that American Brands will receive a ruling from the IRS to the effect that the Distribution will not be a taxable transaction to the U.S. shareholders of American Brands under federal income tax laws (except to the extent of any cash distributed in lieu of fractional shares of New Gallaher). We have further assumed the correctness of the conclusions set forth in such ruling. In addition, we understand that the Distribution will be taxable to the U.K. shareholders of American Brands. For the purposes of this opinion, with your consent, we have assumed that the tax cost to American Brands will not be material in respect of (i) ownership of American Brands' stock by foreign shareholders (based upon American Brands' estimates of foreign shareholdings of the Company) and (ii) the transfer of certain trademarks by ATIC Group, Inc. to New Gallaher. We have also assumed that the Distribution will comply with all federal, state, local and foreign laws and applicable regulations.

We have also assumed that the conditions for the Distribution stated in the Proxy Statement will be satisfied and the Distribution and the related transactions will be consummated on the terms set forth in the Proxy Statement, including, among other things, the transfer by ATIC Group, Inc. of certain tobacco-related trademarks to New Gallaher prior to consummation of the Distribution.

Our opinion is necessarily rendered on the basis of securities markets, economic and general business and financial conditions prevailing as of the date hereof and the conditions and prospects, financial and otherwise, of American Brands, Fortune Brands, Gallaher and New Gallaher as they are represented to us as of the date hereof or as they were reflected in the information and documents reviewed by us. Our opinion assumes that the shares of American Brands, Fortune Brands and New Gallaher are fully and widely distributed among investors and are subject only to normal trading activity. We note that trading in the common stock of American Brands before the Distribution is effected, and common stock of Fortune Brands and New Gallaher Ordinary Shares after the Distribution is effected, for a period commencing with the public announcement of the Distribution and continuing for a time following the completion of the Distribution, may involve a redistribution of such securities among the various investors in these securities. Accordingly, during such period, such securities may trade at prices below both those at which they traded prior to the public announcement of the Distribution and those at which they would trade on a fully distributed basis after the Distribution is completed. The estimation of market trading prices of newly distributed securities is subject to uncertainties and contingencies, all of which are difficult to predict and beyond the control of the firm making such estimates. In addition, the market price of such securities will fluctuate with changes in market conditions, the conditions and prospects, financial and otherwise, of American Brands, Fortune Brands and New Gallaher, and other factors which generally influence the prices of securities.

We have acted as financial advisor to the Board of Directors of American Brands in connection with the Distribution and will receive a fee for our services. In the past, Morgan Stanley and its affiliates have provided investment banking and financing services for American Brands and have received fees for the rendering of such services. In connection with the distribution, Morgan Stanley & Co. Limited will act as the sponsor in connection with the listing of New Gallaher Ordinary Shares on the London Stock Exchange.

Our advisory services and the opinion expressed herein are provided solely for the benefit of American Brands' Board of Directors in evaluating the Distribution, except that this opinion may be included in any filing made by the Company with the Securities and Exchange Commission. In rendering our opinion, we express no opinion or recommendation as to how the shareholders of American Brands should vote at the shareholder meeting held in connection with the Distribution and this opinion does not address the prices at which the Common Stock of Fortune Brands or New Gallaher Ordinary Shares will trade after the Distribution is effected.

Based upon and subject to the foregoing, we are of the opinion as of the date hereof that the proposed Distribution is fair, from a financial point of view, to the holders of American Brands common stock.

                                          Very truly yours,

                                          MORGAN STANLEY & CO. INCORPORATED

                                             /s/ David J. Topper
                                          By: _________________________________
                                             David J. Topper
                                             Managing Director

                                                                        ANNEX B

                             FORTUNE BRANDS, INC.

                               ANNUAL EXECUTIVE
                          INCENTIVE COMPENSATION PLAN

                                   ARTICLE I

                                    GENERAL

  SECTION 1.1 Purpose. The purpose of this Annual Executive Incentive Compensation Plan (the "Plan") is to advance the interests of the stockholders of Fortune Brands, Inc. (the "Company") by providing performance-based incentives to senior executives of the Company.

  SECTION 1.2 Definitions. As used in the Plan, the following terms shall have the following meanings:

    (a) "Award" means, for each Participant, a specific dollar amount payable as determined by the Committee pursuant to Section 2.2 of the Plan after application of the Committee's discretion pursuant to Section 2.4(b) of the Plan;

    (b) "Board of Directors" means the Board of Directors of the Company;

    (c) "Code" means the Internal Revenue Code of 1986, as amended;

    (d) "Committee" means the Compensation and Stock Option Committee of the Board of Directors;

    (e) "Incentive Pool" means, with respect to each Performance Period, the total amount of dollars available to be paid to all Participants. This amount shall be based on an objective formula established by the Committee in accordance with Section 2.2 of the Plan using one or more of the Performance Measures. It shall be allocated among the Participants in the manner determined by the Committee in accordance with the Plan;

    (f) "Participants" means, with respect to each Performance Period, the group of all persons elected to the office of Vice President of the Company or any office senior thereto except any officer covered by an annual incentive compensation plan of any subsidiary of the Company. A person who during part of such Performance Period has held such office shall participate on a proportional basis reflecting the portion of the Performance Period during which he or she has held such office;

    (g) "Performance Measures" means performance goals and objectives, which shall be based on any of the following performance criteria, either alone or in any combination, as the Committee may determine: cash flow; cash flow from operations; earnings per Common share; earnings per Common share from continuing operations; income before income taxes; income before income taxes, depreciation and amortization; income from continuing operations; net asset turnover; net income; operating income; operating margin; return on equity; return on net assets; return on total assets; return on total capital; sales; economic value added; and total return to stockholders. For any Performance Period, Performance Measures may be determined on an absolute basis or relative to internal goals or relative to levels attained in years prior to such Performance Period or related to other companies. For any Performance Period, the Committee shall provide whether and how the Performance Measures shall be adjusted in the event of any or all of the following items: extraordinary, unusual or non-recurring items; effects of changes in applicable laws, regulations or accounting principles; effects of currency fluctuations; effects of financing activities (e.g., effect on earnings per share of issuance of convertible debt securities); realized or unrealized gains and losses on securities; expenses, charges or credits for restructuring initiatives, productivity initiatives or for impaired assets; non-cash items (e.g., amortization, depreciation or reserves); other non-operating items; writedowns of intangible assets, property, plant or equipment, investments in business units and securities resulting from the sale of business units; spending for acquisitions; and effects of any recapitalization, reorganization, merger, acquisition, divestiture, consolidation, spin-off, split-off, combination, liquidation, dissolution, sale of assets, or other similar corporate transaction or event; and

    (h) "Performance Period" means each consecutive twelve-month period commencing January 1 of each year.

  SECTION 1.3 Administration of the Plan. The Plan shall be administered by the Committee; provided, however, that (i) the number of directors on the Committee shall not be less than two and (ii) each member of the Committee shall be an "outside director" within the meaning of Section 162(m)(4) of the Code. The Committee may adopt its own rules of procedure, and the action of a majority of the Committee, taken at a meeting, or taken without a meeting by unanimous written consent of the members of the Committee, shall constitute action by the Committee. The Committee shall have the power and authority to administer, construe and interpret the Plan, to make rules for carrying it out and to make changes in such rules.

                                  ARTICLE II

                                    AWARDS

  SECTION 2.1 Awards. The Committee may make Awards to Participants with respect to each Performance Period, subject to the terms and conditions set forth in the Plan.

  SECTION 2.2 Terms of Awards. Within 90 days after the commencement of each Performance Period (or prior to such later date as permitted by, or such earlier date as required by, Section 162(m) of the Code and the regulations promulgated thereunder), the Committee shall establish in writing for such Performance Period (i) the objective formula for determining the Incentive Pool for the Performance Period (using one or more of the Performance Measures) and (ii) the allocable percentage of the total Incentive Pool to which each Participant shall be entitled, provided that the total of all such percentages for all Participants for any Performance Period shall not exceed 100 percent. The Committee shall cause each Participant to be notified in writing of (i) his or her selection as a Participant and (ii) the formula for determining the Incentive Pool for the Performance Period.

  SECTION 2.3 Limitations on Awards. The maximum amount of an Award to any Participant for any Performance Period shall not exceed $2.5 million. No part of the amount of any Incentive Pool for any Performance Period which is not awarded in such Performance Period may be carried forward for award in subsequent Performance Periods.

  SECTION 2.4 Determination of Awards.

  (a) The Committee shall, promptly after the date on which all necessary financial or other information for a particular Performance Period becomes available, in the manner required by Section 162(m) of the Code, certify (i) the degree to which each of the Performance Measures has been attained and
(ii) with respect to each Participant, the amount of the Participant's Award, if any.

  (b) Notwithstanding anything in the Plan to the contrary, the Committee may, in its sole discretion reduce or eliminate, but may not increase, any Award. In exercising its discretion, the Committee may use such objective or subjective factors as it determines to be appropriate in its sole discretion. The determination by the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding. No part of any potential Award for any Performance Period which is not actually awarded to a Participant because of any reduction permitted by this Section 2.4(b) or required by
Section 2.3 shall be available for award to any other Participant whose actual compensation for such period is subject to Section 162(m) of the Code.

  (c) After the end of each Performance Period when the amount of each Participant's Award has been determined, the Committee shall cause each Participant to be provided with written notice of the amount of his or her Award, if any. Awards shall become payable in cash as promptly as practicable after the certifications described in this Section 2.4 have been made by the Committee.

  SECTION 2.5 Deferral of Payment of Awards. Notwithstanding Section 2.4(c), the Committee may, in its sole discretion, upon the request of a Participant, determine that the payment of an Award (or a portion thereof) to the Participant shall be deferred and when such deferred Award shall be paid and over what period of time. The Committee shall have discretion to provide for the payment of an amount equivalent to interest, at such rate or rates fixed by the Committee or based on one or more predetermined investments selected by the Committee, on any such deferred Award.

                                  ARTICLE III

                                 MISCELLANEOUS

  SECTION 3.1 Restriction on Transfer. The rights of a Participant with respect to amounts payable under the Plan shall not be transferable by such Participant, otherwise than by will or the laws of descent and distribution.

  SECTION 3.2 Tax Withholding. The Company shall have the right to deduct from all payments made under the Plan to a Participant or to a Participant's beneficiary or beneficiaries any Federal, state or local taxes required by law to be withheld with respect to such payments.

  SECTION 3.3 Source of Payments. The Company shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. To the extent any person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor.

  SECTION 3.4 Employment Rights and Other Benefit Programs. The provisions of the Plan shall not give any Participant any right to be retained in the employment of the Company. In the absence of any specific agreement to the contrary, the Plan shall not affect any right of the Company, or of any affiliate of the Company, to terminate, with or without cause, any Participant's employment at any time. The Plan shall not replace any contract of employment between the Company and any Participant, but shall be considered a supplement thereto. The Plan is in addition to, and not in lieu of, any other employee benefit plan or program in which any Participant may be or become eligible to participate by reason of employment with the Company.

  SECTION 3.5 Amendment and Termination. The Board of Directors may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part. No termination or amendment of the Plan may, without the consent of the Participant to whom an Award has been determined for a completed Performance Period but not yet paid, adversely affect the rights of such Participant in such Award, nor shall any amendment increase the amount payable to a Participant for a Performance Period if such amendment is made after the final day of the period for establishing the objective formula for determining the Incentive Pool for the Performance Period set forth in Section
2.2 of the Plan.

  SECTION 3.6 Governing Law. The Plan and all rights and Awards hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

  SECTION 3.7 Severability. If any provision of the Plan is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan, such provision shall be stricken as to such jurisdiction, and the remainder of the Plan shall remain in full force and effect.

  SECTION 3.8 Effective Date. The Plan shall be effective as of January 1, 1997, subject to the approval thereof by the stockholders of the Company at the 1997 annual meeting of stockholders. Such approval shall meet the requirements of Section 162(m) of the Code and the regulations thereunder. If such approval is not obtained, then the Plan shall not be effective and any formula for determining the Incentive Pool for any Performance Period, any percentage thereof to which any person otherwise may be entitled and any notice given pursuant to Section 2.2 of the Plan shall be void ab initio.

                                                                        ANNEX C
                            AMERICAN BRANDS, INC.*

                    NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

1. PURPOSE OF PLAN

  The purpose of this Non-Employee Director Stock Option Plan (the "Plan") is to enable American Brands, Inc. ("American") to attract and retain Eligible Directors (as defined below) of outstanding ability by making it possible to offer them the opportunity to acquire shares of common stock of American and thereby further align their interests with those of other stockholders of American.

2. DEFINITIONS

  As used in the Plan, the following words shall have the following meanings:

  (a) "Board of Directors" means the Board of Directors of American;

  (b) "Committee" means the Nominating and Corporate Governance Committee of the Board of Directors;

  (c) "Common Stock" means common stock of American;

  (d) "Eligible Director" means:

    (i) A person who becomes a member of the Board of Directors, after the date of adoption of this Plan by the stockholders of American and is not at the time of receipt of an Option hereunder a full-time employee of American or a Subsidiary; or

    (ii) Any current director of American who is not a full-time employee of American or a Subsidiary who irrevocably elects to cease to accrue benefits under American's retirement benefit plan for non-employee directors for so long as the Company maintains this Plan or a successor plan hereto; or

    (iii) Any current or future director of American who ceases to serve as an employee of American or a Subsidiary and to whom the Committee determines in its sole discretion to grant options.

  (e) "Exchange Act" means the Securities Exchange Act of 1934, as amended;

  (f) "Limited Right" means a right to receive cash in lieu of the exercise of an Option as set forth in Section 7(b);

  (g) "Option" means a stock option to purchase shares of Common Stock which is intended not to qualify as an incentive stock option as defined in Section 422 of the Internal Revenue Code;

  (h) "Option Agreement" means an agreement between American and a Participant that sets forth the terms, conditions and limitations applicable to an Option;

  (i) "Participant" means a person to whom one or more Options have been granted that have not all been forfeited or terminated under the Plan;

  (j) "Retirement" means retirement from service as a member of the Board of Directors by an Eligible Director after five or more years of service as an Eligible Director; and

  (k) "Subsidiary" means any corporation other than American in an unbroken chain of corporations beginning with American if each of the corporations other than the last corporation in the unbroken chain owns 50% or more of the voting stock in one of the other corporations in such chain.
--------
* References to American Brands, Inc. or American shall mean Fortune Brands, Inc. or Fortune, as the case may be, in the event that the stockholders of American Brands, Inc. approve changing the name of American Brands, Inc. to Fortune Brands, Inc.

3. ADMINISTRATION OF PLAN

  The Plan shall be administered by the Committee whose members shall be appointed by the Board of Directors and consisting of at least two members of the Board of Directors. Members of the Committee shall qualify to administer the Plan for purposes of Rule 16b-3 (and any other applicable rule) promulgated under Section 16(b) of the Exchange Act. The Committee may adopt its own rules of procedure, and the action of a majority of the Committee, taken at a meeting, or taken without a meeting by unanimous written consent of the members of the Committee, shall constitute action by the Committee. The Committee shall have the power and authority to administer, construe and interpret the Plan, to make rules for carrying it out and to make changes in such rules.

4. GRANTING OF OPTIONS

  Subject to all the terms and conditions of the Plan, each Eligible Director shall be granted an Option covering 2,000 shares of Common Stock per year for services as a non-employee director during such year, such grant to be made on the date of the Annual Meeting of stockholders of American during such year. To be entitled to receive such Option with respect to any year, an Eligible Director must be serving as a director of American immediately following such Annual Meeting. Notwithstanding the foregoing, if at the scheduled time of grant, the General Counsel of American determines, in such Counsel's sole determination, that American is in possession of material, undisclosed information about American, then the annual grant of Options hereunder shall be suspended until the second day after (a) public dissemination of such information or (b) the day in such General Counsel's sole determination the information is no longer material, and the exercise price, exercisability date and term of option shall be determined by reference to such later date. Options under the Plan may be in such form and contain such terms, conditions and limitations as the Committee may determine. The terms, conditions and limitations of each Option under the Plan shall be set forth in an Option Agreement, in a form approved by the Committee, consistent, however, with the terms of the Plan.

5. GRANT OF OPTIONS

  (a) The terms and conditions with respect to each Option granted under the Plan shall be consistent with the following:

    (i) The Option price per share shall not be less than fair market value at the time the Option is granted.

    (ii) Exercise of the Option shall be conditioned upon the Participant named therein having remained as an Eligible Director of American for at least one year after the date of the grant of the Option; provided, however, that this condition shall not be applicable in the event of the death of the Participant or as otherwise provided in Section 7(b). The Option shall be exercisable in whole or in part from time to time during the period beginning at the completion of the required time stated in the Option Agreement and ending at the expiration of ten years from the date of grant of the Option, unless an earlier expiration date shall be stated in the Option or the Option shall cease to be exercisable pursuant to Section 5(a)(iv) or because of the exercise of the Limited Right pertaining thereto as provided in Section 7(b).

    (iii) Payment in full of the Option price shall be made upon exercise of each Option and may be made in cash, by the delivery of shares of Common Stock with a fair market value equal to the Option price, provided the Participant has held such shares for a period of at least one year, or by a combination of cash and such shares that have been held by the Participant for a period of at least one year whose fair market value together with such cash shall equal the Option price. The Committee may also permit Participants, either on a selective or aggregate basis, simultaneously to exercise Options and sell the shares of Common Stock thereby acquired pursuant to a brokerage or similar arrangement, approved in advance by the Committee, and use the proceeds from such sale as payment of the purchase price of such shares.

    (iv) If a Participant's status as an Eligible Director ceases other than by reason of the Participant's death, disability or Retirement, the Participant's Option shall terminate and cease to be exercisable 30 days after such cessation of service except as otherwise provided in Section 7(b). If a Participant's status as an Eligible Director terminates by reason of death, disability or Retirement, the Participant's Option shall continue to be exercisable until the expiration date stated in the Option Agreement, provided that an Option may be exercised within one year from the date of death even if later than such expiration date.

    (v) Each Option shall contain a Limited Right to receive cash in lieu of shares under the circumstances set forth in Section 7(b).

  (b) The holder of an Option who decides to exercise the Option in whole or in part shall give notice to the Secretary of American of such exercise in writing on a form approved by the Committee. Any exercise shall be effective as of the date specified in the notice of exercise, but not earlier than the date the notice of exercise, together with payment in full of the Option price, is actually received and in the hands of the Secretary of American.

6. LIMITATIONS AND CONDITIONS

  (a) The total number of shares of Common Stock that may be made subject to Options under the Plan is 125,000 shares. Such total number of shares may consist, in whole or in part, of unissued shares or reacquired shares. The foregoing number of shares may be increased or decreased by the events set forth in Section 7(a). In the event that American or a Subsidiary makes an acquisition or is a party to a merger or consolidation and American assumes the options or other awards consistent with the purpose of this Plan of the company acquired, merged or consolidated which are administered pursuant to this Plan, shares of Common Stock subject to the assumed options or other awards shall not count as part of the total number of shares of Common Stock that may be made subject to Options under this Plan.

  (b) Any shares that have been made subject to an Option that cease to be subject to the Option (other than by reason of exercise or payment of the Option) shall again be available for grant and shall not be considered as having been theretofore made subject to option.

  (c) No Option shall be granted under the Plan after December 31, 2001, but the terms of Options granted on or before the expiration thereof may extend beyond such expiration. At the time an Option is granted or amended or the terms or conditions of an Option are changed, the Committee may provide for limitations or conditions on such Option.

  (d) No Option or portion thereof shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution, except that an Option may be transferred by gift to any member of the Participant's immediate family or to a trust for the benefit of such immediate family members, if permitted in the applicable Option Agreement. During the lifetime of the Participant, an Option shall be exercisable only by the Participant unless it has been transferred to a member of the Participant's immediate family or to a trust for the benefit of such immediate family members, in which case it shall be exercisable only by such transferee. For the purpose of this provision, a Participant's "immediate family" shall mean the Participant's spouse, children and grandchildren.

  (e) No person who receives an Option under the Plan shall have any rights of a stockholder as to shares under option until, after proper exercise of the Option, such shares have been recorded on American's official stockholder records as having been issued or transferred.

  (f) American shall not be obligated to deliver any shares until they have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange upon which outstanding shares of such class at the time are listed nor until there has been compliance with such laws or regulations as American may deem applicable. American shall use its best efforts to effect such listing and compliance. No fractional shares shall be delivered.

  (g) Nothing herein shall be deemed to create the right in any Eligible Director to remain a member of the Board of Directors, to be nominated for reelection or to be reelected as such or, after claiming to be such a member, to receive any Options under the Plan to which he or she is not already entitled with respect to any year.

7. STOCK ADJUSTMENTS, CHANGE IN CONTROL AND DIVESTITURES

  (a) In the event of any merger, consolidation, stock or other non-cash dividend, extraordinary cash dividend, split-up, spin-off, combination or exchange of shares, reorganization or recapitalization or change in capitalization, or any other similar corporate event, the Committee may make such adjustments in (i) the aggregate number of shares subject to the Plan and
(ii) the number and kind of shares that are subject to any Option (including any Option outstanding after cessation of director status) and the Option price per share without any change in the aggregate Option price to be paid therefor upon exercise of the Option; provided, however, no adjustment to any Option granted hereunder shall be made in the event American spins-off to its stockholders the international tobacco operations of Gallaher Limited and its subsidiaries except that adjustments may be made to any Options granted prior to such spin-off. The determination by the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding.

  (b) (i) In the event of a Change in Control (as defined in Section 7(b)(iii)), then each Option held by a Participant that is not then exercisable shall become immediately exercisable and shall remain exercisable as provided in Section 5 notwithstanding anything to the contrary in the first sentence of Section 5(a)(ii). In addition, unless the Committee otherwise determines at the time of grant or at any time thereafter but prior to such Change in Control, each Limited Right outstanding at the time of such Change in Control shall be deemed to be automatically exercised as of the date of such Change in Control or as of such other date during the 60-day period beginning on the date of such Change in Control as the Committee may determine prior to such Change in Control. In the event that the Limited Right is not automatically exercised, the Participant may during the 60-day period beginning on the date of the Change in Control (such 60 day period being herein referred to as the "Limited Right Exercise Period"), in lieu of exercising such Option in whole or in part, exercise the Limited Right (or part thereof) pertaining to such Option. Such Participant, whether the exercise is pursuant to his election or automatic pursuant to the terms hereof, shall be entitled to receive in cash an amount determined by multiplying the number of shares subject to such Option (or part thereof) by the amount by which the exercise price of each share is exceeded by the greater of (x) the highest purchase price per share paid for the shares of American beneficially acquired in the transaction or series of transactions resulting in the Change in Control by the person or persons deemed to have acquired control pursuant to the Change in Control and (y) the highest fair market value of shares of Common Stock during the Limited Right Exercise Period prior to the time of exercise. A Limited Right shall be exercised in whole or in part by giving written notice of such exercise on a form approved by the Committee to the Secretary of American, except that no such written notice shall be required in the event such Limited Right is automatically exercised pursuant to the terms hereof. The exercise shall be effective as of the date specified in the notice of exercise, but not earlier than the date the notice of exercise is actually received and in the hands of the Secretary of American. In the event the last day of a Limited Right Exercise Period shall fall on a day that is not a business day, then the last day thereof shall be deemed to be the next following business day. To the extent an Option is exercised in whole or in part, the Limited Right in respect of such Option shall terminate and cease to be exercisable. To the extent a Limited Right is exercised in whole or in part, the Option (or part thereof) to which such Limited Right pertains shall terminate and cease to be exercisable.

  (ii) Notwithstanding anything to the contrary in the first sentence of
Section 5(a)(ii) or in 5(a)(iv), the provisions of this Section 7(b)(ii) will be applicable in the event of a termination of a Participant's status of a member of the Board of Directors on or after a Change in Control and prior to the expiration of the Limited Right Exercise Period applicable thereto. No Option or Limited Right held by a Participant shall terminate or cease to be exercisable as a result of his termination as a member of the Board of Directors on or after a Change in Control and prior to the expiration of the Limited Right Exercise Period applicable thereto, but shall be exercisable throughout the Limited Right Exercise Period applicable thereto; provided, however, that in no event shall any Option be exercisable after ten years from its date of grant (except in the event of death as provided in Section 5(a)(iv)).

  (iii) A "Change in Control" shall be deemed to have occurred if (A) any person (as that term is used in Sections 13(d) and 14(d) of the Exchange Act, as in effect on January 28, 1997) is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act, and the rules and regulations promulgated thereunder, as in effect on January 28, 1997) of stock of American entitled to cast more than 20% of the votes at the time entitled to be cast generally for the election of directors, (B) more than 50% of the members of the Board of Directors shall not be Continuing Directors (which term, as used herein, means the directors of American (x) who are members of the Board of Directors on January 28, 1997 or (y) who subsequently became directors of American and who were elected or designated to be candidates for election as nominees of the Board of Directors, or whose election or nomination for election by American's stockholders was otherwise approved, by a vote of a majority of the Continuing Directors then on the Board of Directors), (C) American shall be merged or consolidated with, or, in any transaction or series of transactions, substantially all of the business or assets of American shall be sold or otherwise acquired by, another corporation or entity and, as a result thereof, either (1) the stockholders of American immediately prior thereto shall not directly or indirectly have at least 50% or more of the combined voting power of the surviving, resulting or transferee corporation or entity immediately thereafter or (2) any person (as that term is used in Sections 13(d) and 14(d) of the Exchange Act, as in effect on January 28, 1997) is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act, and the rules and regulations promulgated thereunder, as in effect on January 28, 1997) of more than 20% of combined voting power of the surviving, resulting or transferee corporation or entity, or (D) any change in control of American shall have occurred of a nature that would be required to be reported in response to Item 1(a) of Form 8-K promulgated under the Exchange Act as in effect on January 28, 1997, regardless of whether American is at the time of such change in control subject to the reporting requirement thereof. Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred if an acquisition of stock that would otherwise constitute a Change in Control pursuant to clause (A) or (D) of the preceding sentence is made by American or a Subsidiary, by any corporation in a merger or consolidation that does not constitute a Change in Control pursuant to clause (C) of the preceding sentence or by any employee benefit plan (or related trust) sponsored or maintained by American or a Subsidiary.

8. AMENDMENT AND TERMINATION

  (a) The Board of Directors shall have the power to amend the Plan. It shall not, however, except as otherwise provided in the Plan, increase the maximum number of shares authorized for the Plan, nor change the class of eligible recipients to other than Eligible Directors, nor reduce the basis upon which the minimum Option price is determined, nor extend the period within which Options under the Plan may be granted, nor provide for an Option that is exercisable more than ten years from the date it is granted except in the event of death. It shall have no power to change the terms of any Option theretofore granted under the Plan so as to impair the rights of a Participant without the consent of the Participant whose rights would be affected by such change except to the extent, if any, provided in the Plan or in the Option.

  (b) The Board of Directors may suspend or terminate the Plan at any time. No such suspension or termination shall affect Options or Limited Rights then in effect.

9. FOREIGN OPTIONS

  (a) The Committee may grant Options to Eligible Directors who are subject to the tax laws of nations other than the United States, which Options may have terms and conditions that differ from the terms thereof as provided elsewhere in the Plan for the purpose of complying with the foreign tax laws.

  (b) The terms and conditions of Options granted under Section 9(a) may differ from the terms and conditions which the Plan would require to be imposed upon Options if the Committee determines that the grants are desirable to promote the purposes of the Plan for the Eligible Directors identified in
Section 9(a); provided that the Committee may not grant such Options that do not comply with the limitations of Section 8(a).

10. WITHHOLDING TAXES

  American shall have the right to deduct from any cash payment made under the Plan any federal, state or local income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of American to deliver shares upon the exercise of an Option, that the Participant pay to American such amount as may be requested by American for the purpose of satisfying any liability for such withholding taxes. Any Option Agreement may provide that the Participant may elect, in accordance with any conditions set forth in such Option Agreement, to pay any withholding taxes in shares of Common Stock.

11. EFFECTIVE DATE

  The Plan shall be subject to and effective upon its approval by the stockholders of American.

                             [LOGO] RECYCLED PAPER

  THIS PROXY STATEMENT IS PRINTED ON RECYCLED PAPER. THE ENTIRE PUBLICATION IS
                                  RECYCLABLE.

                                       PROXY SOLICITED BY THE BOARD OF DIRECTORS
[LOGO] AMERICAN
       BRANDS, INC.

The undersigned hereby appoints T.C. HAYS, G.L. KLEMANN, II and J.T. LUDES proxies, with power of substitution, to vote at the Annual Meeting (including adjournments) of stockholders of American Brands, Inc., to be held April 30, 1997, at the Stamford Center for the Arts, Stamford, Connecticut at 10:00 A.M., for the election of nominees Eugene R. Anderson, Patricia O. Ewers, John W. Johnstone, Jr. and Wendell J. Kelley as Class II directors (Item 4), on Items 1 through 3 and Items 5 through 9 referred to on the reverse side and described in the Proxy Statement, and on any other business before the meeting, with all powers the undersigned would possess if personally present. A majority (or, if only one, then that one) of the proxies or their substitutes acting at the meeting may exercise all powers hereby conferred.


This proxy when properly executed will be voted in the manner directed herein by the stockholder. If no contrary indication is made, the proxies will vote FOR the election of the nominees of the Board of Directors (Item 4), FOR
---                                                                  ---
Items 1, 2, 3, 5 and 6, and AGAINST items 7 through 9 if they are presented
                            -------
to the meeting.


Please mark, date, sign
as name appears at
right, and return this
proxy in the enclosed
postpaid envelope.
(Executors, administrators,
trustees, custodians, etc.,
should indicate capacity
in which signing.)


Please
Sign     (RIGHT ARROW)     [                        ]  DATED              , 1997
Here                                                        --------------


                                 (DETACH HERE)

                 PLEASE EXECUTE AND RETURN YOUR PROXY PROMPTLY

                        (See enclosed Proxy Statement)

P R O X Y

   The Board of Directors recommends votes FOR Items 1 through 6 proposed by the
                                           ---
   Company

                                         FOR  AGAINST  ABSTAIN

1. Distribution of all the outstanding   [ ]    [ ]      [ ]
   share capital of Gallaher Group Plc


2. Repeal of Article XII of the By-laws  [ ]    [ ]      [ ]
   and approve new executive
   compensation plan

3. Amend the Certificate of              [ ]    [ ]      [ ]
   Incorporation to change name

                                                WITHHELD
                                       FOR ALL  FROM ALL

4. Election of Directors                 [ ]      [ ]

FOR, EXCEPT Individual nominee(s) (Messrs. Anderson,
Johnstone and Kelley and Dr. Ewers) whose name(s) is written below:

------------------------------

                                         FOR  AGAINST  ABSTAIN

5. Elect Coopers & Lybrand L.L.P.        [ ]    [ ]      [ ]
   independent accountants for
   1997

6. Approve Non-Employee Director
   Stock Option Plan                     [ ]    [ ]      [ ]

The Board of Directors recommends votes AGAINST Items 7
                                        -------
through 9 proposed by Stockholders


                                         FOR  AGAINST  ABSTAIN

7. Request elimination of election       [ ]    [ ]      [ ]
   of directors by classes

8  Request report with respect
   to Glass Ceiling Commission's         [ ]    [ ]      [ ]
   recommendations

9.  Request equal employment             [ ]    [ ]      [ ]
    report


                  (To be signed and dated on the other side)


                                 (DETACH HERE)


                                [LOGO] AMERICAN
                                       BRANDS, INC.

P R O X Y